TABLE OF CONTENTS
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                                  THE GCG TRUST

                                                                          PAGE
                                                                          -----
Chairman's Letter .......................................................    1
Portfolio Manager Reports ...............................................    2
Statements of Assets and Liabilities ....................................   32
Statements of Operations ................................................   36
Statements of Changes in Net Assets .....................................   40
Financial Highlights ....................................................   48
Portfolios of Investments ...............................................   62
Notes to Financial Statements ...........................................  124




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   The information contained in this report is intended for general information purposes only. This report is not authorized for distribution to prospective investors unless preceded or accompanied by current Trust and Separate Account prospectuses which contain important information concerning the Trust, the Company, and its current public offering of variable contracts. Investment return and principal value will vary, and shares may be worth more or less at redemption than at original purchase.
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ING
1475 Dunwoody Drive, West Chester, PA 19380





                                                                January 31, 2002

Dear GCG Trust Shareholder:

We are pleased to share with you the GCG Trust (the "Trust") Annual Report for the year ended December 31, 2001. The Report provides information about the performance and financial position of the Series within the Trust.

For the just-ended year of 2001, investors were faced with mixed investment results for the second straight year. This has continued to be a period of uncertainty in the marketplace. This feeling was heightened with the tragic events of September 11. While the S&P 500 returned (11.88)% and the Russell 2000 Index returned 2.49%, the Lehman Brothers Aggregate Bond Index returned 8.44%. In light of these varied returns, we continue to feel that our shareholders should stay focused on their long-term goals and remember that diversification in several investment styles remains important.

On December 17, 2001, we introduced the International Equity Series to the Trust. ING Pilgrim Investments, LLC is the portfolio manager of this series. On the same date, Van Kampen assumed day-to-day portfolio management responsibility for the Real Estate Series, using the investment strategy described in the May 1, 2001 Trust Prospectus. See the May 1, 2001 Trust Prospectuses for more detail about these portfolios and the others in the GCG Trust.

We are confident that our Trust enhancements will help continue to make ING an attractive choice for your long-term investment assets. ING offers a comprehensive range of options across most investment classes and investment styles. We encourage you to discuss these options with your financial representative.

The Report contains comments from the Portfolio Managers of each of the Trust's Series. The Portfolio Managers' comments reflect their views as of the date written and are subject to change. For more complete information about any Series, the Trust, or any products, including charges, expenses, and investment risks, please consult your prospectus. You may obtain a prospectus by calling 800-366-0066. Please read it carefully before investing.

As always, thank you for choosing ING.

Sincerely

/S/SIGNATURE

Robert C. Salipante
President
The GCG Trust

                                  THE GCG TRUST
                               LIQUID ASSET SERIES

HOW DID THE SERIES PERFORM DURING THE YEAR ENDED DECEMBER 31, 2001?
The Liquid Asset Series generated a net return for 2001 of 3.85%. The Merrill Lynch 3-month U.S. Treasury Bill Index had a total return of 4.42% for the year.

WHAT WERE THE MAJOR TRENDS IN THE MARKETS AFFECTING THE SERIES' PERFORMANCE?
The year began with skittish financial markets, and general agreement that the Federal Reserve Board's Federal Open Market Committee (the "FOMC" or the "Fed") would have to lower its Federal Funds target rate ("Fed Funds") in 2001. In fact, the FOMC cut its Fed Funds target by 475 basis points during the year, lowering the Fed Funds rate to 1.75% from 6.50% last year. The first ease occurred on January 3, 2001 in a surprise inter-meeting move. It was then followed by ten consecutive reductions in the Fed Funds rate through December.

According to the National Bureau of Economic Research, the current recession started in March 2001. Many market participants, while unsure whether or not the economy was in recession, believed that some parts of the economy were beginning to stabilize at the end of the summer and predicted an end to the Fed's easing cycle by December. However, the tragic terrorist events of September 11th dashed hope of economic recovery, unsettled the financial markets and plunged the economy fully into recession. The Fed did not disappoint in light of the terrorist activity and economic slump and, with few inflationary concerns, continued to reduce rates through the end of the year.

Liquid Asset's net assets fluctuated throughout the year. Net assets at the beginning of the year were $719 million and ended the year at $1,127 million. The Series routinely experienced large inflows and outflows and often held as much as 25%-35% of funds in overnight securities to support the shareholder activity. Absent the large liquidity requirement, the Series' primary strategy throughout the year was to maintain an average maturity longer than its competitors. Throughout much of the year, the Series utilized a barbell strategy. Purchases of 9-month to 1-year paper were made in advance of reductions in the Fed Funds rate. The purchase of long paper contributed to the Series performance while the large overnight liquidity needed to support shareholder activity detracted from performance. By year-end, with the end of the Fed's easing cycle near, the Series reduced its purchases of longer-maturity securities and increased its purchase of floating rate notes while attempting to keep its average maturity in line with competitors.

WHAT IS YOUR OUTLOOK FOR THE MARKETS AND PORTFOLIO?
The economy continues to struggle as demonstrated by rising unemployment, poor consumer spending and weak corporate earnings. However, most market participants expect recovery by the second half of 2002, although the timing and strength is uncertain. The LIBOR yield curve from one month to six months is flat as the market contemplates the Fed's moves in 2002. Although mindful of the large liquidity requirement, the Series, for the near term, will focus new purchases on paper maturing in less than six months, with expectations that the yield curve will steepen once the Fed Funds rate troughs.


                                                  ING INVESTMENT MANAGEMENT, LLC

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                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2001

                                   1 YEAR       3.85%
                                   5 YEAR       4.95%
                                  10 YEAR       4.47%
              SINCE 1/24/1989 (INCEPTION)       5.08%
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AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

INVESTMENT IN THE LIQUID ASSET SERIES (OR IN ANY OTHER SERIES) IS NEITHER INSURED OR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE LIQUID ASSET SERIES WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

TOP FIVE HOLDINGS AS OF DECEMBER 31, 2001
(percentage of total net assets)
   1. Goldman Sachs Repurchase Agreement,
      1.790% due 12/31/2001                                  6.2%
   2. Morgan Stanley Dean Witter & Company
      Repurchase Agreement, 1.700% due 12/31/01              6.0%
   3. Chase Manhattan Corporation,
      2.680% due 01/03/2002                                  1.6%
   4. Household Finance Corporation,
      2.090% due 02/07/2002                                  1.5%
   5. General Electric Capital Corporation,
      2.120% due 02/27/2002                                  1.4%

TOP FIVE SECTORS AS OF DECEMBER 31, 2001
(percentage of total portfolio holdings)
   1. Financial                                          54.2%
   2. Asset Backed Securities                            21.0%
   3. Repurchase Agreements                              13.0%
   4. Communications                                      7.4%
   5. Consumer Products                                   3.1%

                                  THE GCG TRUST
                          LIMITED MATURITY BOND SERIES

HOW DID THE SERIES PERFORM DURING THE YEAR ENDED DECEMBER 31, 2001?
The Limited Maturity Bond Series (the "Series") returned 8.84% for the year ended December 31, 2001 versus 8.98% for the benchmark, the Lehman Brothers 1-5 year Government/Credit Bond Index.

WHAT MARKET TRENDS AFFECTED THE SERIES' PERFORMANCE?
The year began with skittish financial markets and general agreement that the Federal Reserve Board's Federal Open Market Committee (the "FOMC" or the "Fed") would have to lower its Federal Funds target rate ("Fed Funds") in 2001. The first ease occurred on January 3, 2001 in a surprise inter-meeting move that prompted a large rally in the equity market and corporate bond credit spreads.

However, the rallies were short-lived, and faced with signs of a weakening economy, the FOMC continued to ease rates. Although some market participants began predicting an economic recovery in the fourth quarter, the terrorist attacks on September 11th plunged the economy fully into recession and dramatically impacted the financial markets. In October, the markets began to stabilize, but a number of corporate credits with weak fiscal disciplines were downgraded or defaulted--most notably was Enron. Fearful of contagion, market participants and rating agencies were unmerciful to those exhibiting signs of weakness, whether merited or not.

The Treasury yield-curve steepened dramatically as interest rates declined in the short-end of the curve. Two-year Treasury notes declined by over 2% from 5.09% to 3.02% and five-year notes declined from 4.97% to 4.30%. In comparison, the yield on 30-year Treasury bonds remained unchanged on the year. Corporate bond issuance skyrocketed as issuers rushed to market to take advantage of the absolute low levels of interest rates.

During 2001, the Series was generally long duration and overweight spread product, particularly corporate bonds and, in order to benefit from the steep yield curve from two to five years, underweight the two-year and shorter maturity securities.

The investment grade credit market outperformed Treasuries and recorded its best relative performance in more than a decade. Agencies and asset-backed securities also outperformed Treasuries while mortgage-backed securities lagged due to declining Treasury yields and record mortgage refinancing. In general, the front-end of the Treasury curve outperformed the intermediate and long-end.

WHAT OTHER FACTORS IMPACTED THE SERIES' PERFORMANCE?
For most of the year, the Series was defensively postured with a strong emphasis on security selection and was able to avoid most credit blow-ups such as Southern California Edison, Pacific Gas & Electric and Enron. In addition, the portfolio's duration was longer than the benchmark throughout the year, which contributed positively to its return.

However, the Series was not immune to credit problems and, in December, took some losses associated with Dynegy Holdings, Inc. (tainted by the Enron debacle) and The Gap, Inc. These two credits caused the Series to underperform for December and the fourth quarter.

WHAT IS THE OUTLOOK FOR 2002?
In 2002, the economy is expected to begin its recovery even though it may not be until the second half of the year. It is anticipated that the FOMC will raise rates and the Treasury yield curve will flatten, led by a back up in interest rates in the short-end of the curve.

With corporate issuance at an all time high in 2001, supply in 2002 will be less prolific and demand should be strong. Corporate spreads remain wide by historical standards and returns for most asset classes are expected to outperform Treasuries. As such, the Series will maintain its overweight of spread product, particularly corporate bonds, and keep its duration neutral to shorter than the benchmark.


                                                  ING INVESTMENT MANAGEMENT, LLC




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                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2001

                                   1 YEAR       8.84%
                                   5 YEAR       6.21%
                                  10 YEAR       5.65%
              SINCE 1/24/1989 (INCEPTION)       6.58%
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[LINE GRAPH OMITTED]
                LIMITED    MERRILL LYNCH 1-5  LEHMAN BROTHERS 1-5
               MATURITY     YEAR CORP./GOVT.   YEAR GOVT/CREDIT
              BOND SERIES     BOND INDEX         BOND INDEX(1)
1/24/89         10000.00        10000.00           10000.00
12/89           10958.30        11060.40           11074.30
12/90           11820.50        12138.00           12149.10
12/91           13152.70        13700.90           13749.50
12/92           13789.40        14621.70           14688.10
12/93           14644.20        15626.30           15731.00
12/94           14470.20        15511.30           15618.40
12/95           16166.60        17501.00           17630.20
12/96           16864.70        18283.70           18453.70
12/97           17989.70        19584.10           19769.80
12/98           19224.20        21100.80           21278.00
12/99           19441.20        21531.50           21722.50
12/00           20944.30        23442.00           23658.40
12/01           22795.60        25403.40           25794.30



AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

* On January 2, 1998, ING Investment Management, LLC became the Portfolio Manager of the Series. Prior to that date, the Series had been advised by other Portfolio Managers.
1 The Lehman Brothers 1-5 Year Government/Credit Bond Index has been determined to be the most appropriate index to be used for comparative purposes. In the future, the Lehman Brothers 1-5 Year Government/Credit Bond Index will be the only index compared to the Series.

TOP FIVE NON CASH HOLDINGS AS OF
DECEMBER 31, 2001
(percentage of total net assets)
   1. U.S. Treasury Notes, due through 2006
      ranging from 2.750% to 7.500%                         33.5%
   2. Federal Home Loan Mortgage Corporation, due
      through 2026 ranging from 4.500% to 9.000%             7.9%
   3. Federal National Mortgage Association, due
      through 2027 ranging from 3.500% to 8.500%             7.5%
   4. Federal Home Loan Bank, due through 2004
      ranging from 4.875% to 5.250%                          1.8%
   5. Pfizer, Inc. 3.625% due 11/01/2004                     1.1%

TOP FIVE SECTORS AS OF DECEMBER 31, 2001
(percentage of total portfolio holdings)
   1. Federal Agency & Government                        51.8%
   2. Financial                                          14.5%
   3. Telecommunications                                  4.6%
   4. Utilities                                           3.8%
   5. Retail                                              3.1%

                                  THE GCG TRUST
                                CORE BOND SERIES
HOW DID THE SERIES PERFORM IN THE PERIOD?
The Core Bond  Series  (the  "Series")  has  returned  2.46% for the year  ended
December 31, 2001. The Lehman Brothers Aggregate Bond Index (the "Index") returned 8.44% for the same period.

Pacific Investment Management Company LLC became the Portfolio Manager on May 1, 2001. Total returns for the eight months ended December 31, 2001 were 4.98% for the Series and 5.69% for the Index.

WHAT WERE THE MAJOR TRENDS IN THE MARKETS AFFECTING THE SERIES PERFORMANCE? Fixed income assets were among the best performing investments in an otherwise volatile and disappointing year in financial markets. The Federal Reserve (the "Fed") supplied a powerful tailwind, easing 11 times for a total of 475 basis points. Seeking to revive the flagging U.S. economy and calm the markets after the terrorist attacks on September 11, the central bank drove the nominal federal funds rate to its lowest level in 40 years. The Fed action fueled a strong rally on the short end of the yield curve. Two-year Treasury yields fell more than 200 basis points, closing at 3.02%, while the 10-year Treasury yield held firm, finishing the year at 5.05%, down seven basis points.

WHAT OTHER FACTORS ATTRIBUTED TO THE SERIES POSITIVE/NEGATIVE PERFORMANCE VS. ITS BENCHMARK?
o Above-index duration and a short maturity emphasis for most of 2001 paid off as the economy continued to weaken and the Fed remained accommodative

o A high quality focus minimized risks related to defaults and bankruptcies in a weak economy; nevertheless, a corporate underweight was negative for annual returns as hopes for recovery led credit premiums in general to narrow

o Emerging market exposure helped returns; our high quality emphasis added value, avoiding the problems of Argentina

o Developed non-U.S. exposure was positive; prospects for weaker growth than in the U.S. supported these markets

o Mortgage security selection was negative; over the course of the year however, attractive mortgage yields provided adequate compensation for the assumption of prepayment risk

WHAT IS YOUR OUTLOOK FOR THE MARKETS/PORTFOLIO?
The global economy will continue to rely on the U.S. as the main engine of growth in 2002. The U.S. economy will rebound from its current recession and then settle lower, producing estimated average growth of a modest 2 to 2.5 percent.

Business and consumer risk taking, depressed by uncertainty after the terrorist attacks and the bursting of New Economy investment/ consumption bubbles, will begin to revive and lead the upturn. Risk appetites will recover because:

o Liquidity is abundant now that the Fed has pushed the real federal funds rate close to zero. The Fed will not tighten while the unemployment rate is still rising and capacity utilization remains low;

o Fiscal policy, while still in negotiation, will certainly be more stimulative than in the recent past;

o Consumer income statements are stronger thanks to lower mortgage rates and cash takeouts, as well as sharply lower gasoline prices; and

o Corporate profits have room to improve; record inventory destocking is poised to decelerate while trends in the ratio of prices received/prices paid are turning more favorable.

However, investors banking on a return to the exuberant growth of the late 1990s will be disappointed. Business investment (other than inventory restocking), a major driver of New Economy growth, will not contribute to recovery this time.


                                       PACIFIC INVESTMENT MANAGEMENT COMPANY LLC




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                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2001

                                   1 YEAR       2.46%
              SINCE 8/14/1998 (INCEPTION)       0.60%
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[LINE GRAPH OMITTED]
                        CORE BOND  LEHMAN AGGREGATE   MERRILL LYNCH GLOBAL
                         SERIES       BOND INDEX    GOVERNMENT BOND INDEX II
8/14/98                 10000.00       10000.00            10000.00
12/98                   10798.50       10435.70            11155.70
6/99                     9918.81       10292.70            10522.10
12/99                    9867.96       10349.90            10971.00
6/00                     9701.20       10762.60            11074.30
12/00                    9960.49       11553.20            11277.60
6/01                     9680.34       11971.00            10916.00
12/01                   10205.60       12528.80            11200.80


AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

* Prior to May 1, 2001, the Series operated as the Global Fixed Income Series with a different Portfolio Manager and different investment objectives.
1 The Lehman Brothers Aggregate Bond Index was determined to be the most appropriate index to be used for comparative purposes. In the future, the Lehman Brothers Aggregate Bond Index will be the only index compared to the Series.

TOP FIVE NON CASH HOLDINGS AS OF
DECEMBER 31, 2001
(percentage of total net assets)
   1. Federal National Mortgage Association, due through
      2036 ranging from 5.154% to 6.625%                 40.9%
   2. U.S. Treasury Obligations, due through 2028
      ranging from 3.625% to 12.000%                     19.4%
   3. Government National Mortgage Association, due
      through 2032 ranging from 4.500% to 6.750%          8.3%
   4. Bundes Obligation, 4.500% due 05/17/2002            3.4%
   5. Buoni Poliennali del Tes, 6.250% due 03/01/2002     3.3%

TOP FIVE SECTORS AS OF DECEMBER 31, 2001
(percentage of total portfolio holdings)
   1. U.S. Government Agency Obligations                 34.8%
   2. U.S. Treasury Obligations                          13.6%
   3. Foreign Currency Denominated Issues                 6.9%
   4. Collateralized Mortgage Obligations                 6.1%
   5. Financial Services                                  1.7%

                                  THE GCG TRUST
                              FULLY MANAGED SERIES

HOW DID THE SERIES PERFORM VERSUS ITS BENCHMARKS DURING THE PERIOD?
For the 12 months ended December 31, 2001, the Fully Managed Series (the "Series") provided a total return of 9.92%. This performance compares to returns over the same period of (11.88)% and 8.50%, respectively, for the Series' benchmarks, the Standard & Poor's 500 Index (the "S&P 500") and the Lehman Brothers Government/Corporate Bond Index.

WHAT WERE THE MAJOR TRENDS IN THE MARKETS?
The past year was one many stock investors would probably like to forget, as the market recorded a second negative year, the economy fell into the first recession in a decade, and the nation was stunned by terrorist attacks on September 11th. Nevertheless, the dark events also showed the country's tremendous resilience and resolve.

Stock performance had two distinct periods in 2001. From the beginning of the year through September, overall returns were negative, although there were a few positive months. The final quarter saw a reversal, as stocks regained much of the loss suffered in the immediate aftermath of the attacks. Nevertheless, the market closed in negative territory for the second straight year, as measured by the S&P 500 Index.

The groups that had powered the market's increasingly euphoric rise in 1998 and 1999, technology and telecommunications led the long decline, plummeting far more than the broad market. Interestingly, the decimated technology sector and other growth sectors led the fourth-quarter resurgence as investors looked beyond the recession to rising economic activity. For the year as a whole, small- and mid-cap stocks surpassed large-caps, and value stocks led growth.

The bond market outperformed the stock market for the second straight year, as the fading economy, low inflation, and the Federal Reserve's ("Fed") 11 interest rate cuts pushed yields down and prices up. Bonds, also, had two performance phases, generating strong returns through September and then weakening in the final quarter in the face of concerns over potential budget deficits and an end to Fed stimulation.

WHAT OTHER FACTORS CONTRIBUTED TO THE SERIES' PERFORMANCE?
Although our conservative strategy meant that the Series did not fully participate in the great bull market, it also protected investors from loss of value during the bear market that followed. By seeking to earn positive returns with a minimum of risk in good or bad markets, the Series has built a consistent long-term record.

Our major purchases during the year reflected case-by-case research, as usual, as we looked for securities that had become undervalued for whatever reason. This process led us to buy some utilities and energy companies, for example, earlier in the year. When the sell-off after September 11 put many solid, even blue chip, companies in value territory, we took advantage of these "bargain" prices to establish positions in companies with growth potential, including Marriott International, Inc., Merck & Company, Inc., Reader's Digest Association, Inc., and SAFECO Corporation. Two of these, Marriott and Reader's Digest, were among our best performing positions in the second half.

WHAT IS YOUR OUTLOOK FOR THE SERIES?
Ever since the late fall rally, the market has reflected considerable uncertainty about the economy's path. The recession is widely expected to end this year, but the timing is much debated. The resulting market volatility should continue to favor the Series' conservative strategy. When a recovery does seem at hand, the portfolio's significant exposure to cyclical industries, such as energy, should be beneficial.

                                                  T. ROWE PRICE ASSOCIATES, INC.



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                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2001

                                   1 YEAR       9.92%
                                   5 YEAR      11.84%
                                  10 YEAR      10.05%
              SINCE 1/24/1989 (INCEPTION)       9.88%
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[LINE GRAPH OMITTED]
               FULLY         S&P          LEHMAN           60% S&P 500/40%
              MANAGED        500      GOVT./CORPORATE  LEHMAN GOVT./CORPORATE
              SERIES        INDEX       BOND INDEX            BOND INDEX
1/24/89      10000.00     10000.00       10000.00             10000.00
12/89        10390.00     12265.80       11159.40             11868.80
12/90        10059.70     11884.50       12181.50             12013.50
12/91        12969.60     15497.40       13962.30             14968.60
12/92        13777.50     16676.50       14964.10             16106.00
12/93        14822.70     18353.60       16278.90             17785.20
12/94        13745.00     18594.70       15964.70             17692.20
12/95        16603.60     25574.00       18412.70             23137.30
12/96        19320.80     31441.90       19157.80             26884.30
12/97        22271.30     41928.10       20665.30             33958.50
12/98        23584.00     53919.10       22408.90             41986.90
12/99        25216.30     65260.00       22495.20             48584.50
12/00        30755.60     59320.20       24771.20             46138.00
12/01        33807.20     52275.30       26991.30             42807.70

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

* On January 1, 1995, T. Rowe Price Associates, Inc. became the Portfolio Manager of the Series. Prior to that date, the Series had been advised by another Portfolio Manager.

TOP FIVE NON CASH HOLDINGS AS OF
DECEMBER 31, 2001
(percentage of total net assets)
   1. Roche Holdings, Inc., due through 2021 ranging
   from 3.720% to 6.179%                                  4.0%
   2. Niagara Mohawk Holdings, Inc.                       3.5%
   3. Amerada Hess Corporation                            3.5%
   4. Ryder System, Inc.                                  2.8%
   5. Newmont Mining Corporation                          2.7%

TOP FIVE SECTORS AS OF DECEMBER 31, 2001
(percentage of total portfolio holdings)
   1. Basic Materials                                    13.2%
   2. Energy                                             12.6%
   3. Consumer Discretionary                             12.3%
   4. Industrials & Business Services                    10.1%
   5. Financial                                           8.1%

                                  THE GCG TRUST
                               TOTAL RETURN SERIES

HOW DID THE SERIES PERFORM VERSUS ITS BENCHMARKS?
For the 12 months ended December 31, 2001, the Total Return Series (the "Series") provided a total return of 0.49%. This performance compares to returns over the same period of (11.88)% and 8.50%, respectively, for the portfolio benchmarks, the Standard & Poor's 500 Index and the Lehman Brothers Government/Corporate Bond Index.

WHAT WERE THE MAJOR TRENDS IN THE MARKETS AFFECTING THE SERIES PERFORMANCE?
A year marked by recession, a California energy crisis, and falling stock prices was overshadowed by the tragic events of September 11th. From that point, an economy already mired in recession had to come to grips with additional political and economic uncertainties. The Federal Reserve Board (the "Fed") continued to cut interest rates in an effort to buoy growth and attempt to short-circuit the recession. While we remained aware of such big-picture macroeconomic issues, we did not make any dramatic changes to our stockpicking approach. However, we did take advantage of share-price declines at the end of the third quarter to add investments in technology and other cyclical areas whose fundamental outlooks should improve with any signs of an economic turnaround. These additions included industrial companies in such industries as paper and chemicals, which appeared to be bottoming. In our view, these stocks were selling at very attractive valuations and offered appealing dividend yields.

Our MFS Original Research(R) approach focuses on bottom-up stock selection. Our identification of companies offering solid fundamentals selling at attractive valuations led us to discover significant opportunities in energy and insurance, two sectors that have recently suffered due to the slowdown in economic activity. Energy stocks--particularly those companies with any business in natural gas--enjoy a positive secular story due to growing demand coupled with constrained supply. More recently, however, a very warm November and the economic downturn reduced demand and lower prices hurt stock prices. In our view, however, the long-term story appears to remain positive. In insurance--particularly the property and casualty insurers that we are focusing on--the key is pricing. These companies experienced significant short-term difficulties resulting from the sharp rise in claims in the wake of the September 11th tragedies. However, we think many of these companies should be able to raise prices aggressively and grow earnings strongly over the next few years.

Looking to the bonds we select for the Series, we continued to pursue a value-oriented strategy. During the past several years we have evolved a more conservative approach with the bond holdings, reducing our stake in lower-rated, high-yield bonds and increasing investments in higher-grade corporate debt. Our main objective is to create a well-diversified mix of investment-grade corporate bonds, mortgage-backed securities, and U.S. Treasuries. In the latter part of 2001, our focus remained on higher-quality corporate securities because we believed they offered more attractive values and yields than alternatives in the other bond sectors.

WHAT IS YOUR OUTLOOK FOR 2002?
In our view, the environment remains very difficult for many companies going forward, due to poor sales, earnings, and revenue visibility. Unemployment is on the rise and most companies remain very cautious about spending on capital upgrades. In this environment, we intend to pursue a consistent, cautious, prudent approach to security selection.


                                        MASSACHUSETTS FINANCIAL SERVICES COMPANY


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                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2001

                                   1 YEAR       0.49%
              SINCE 8/14/1998 (INCEPTION)       7.92%

--------------------------------------------------------------------------------

[LINE GRAPH OMITTED]
                TOTAL          S&P        LEHMAN            60% S&P 500/40%
               RETURN          500   GOVT./CORPORATE    LEHMAN GOVT./CORPORATE
               SERIES         INDEX     BOND INDEX           BOND INDEX
8/14/98        10000.00     10000.00     10000.00             10000.00
12/98          10690.30     11040.60     10500.60             10824.60
6/99           11231.60     12406.00     10261.40             11548.10
12/99          11051.60     13362.80     10275.00             12127.70
6/00           11352.00     13305.80     10704.50             12265.30
12/00          12874.70     12146.60     11492.80             11885.10
6/01           12919.90     11333.60     11896.00             11558.60
12/01          12938.40     10704.00     12470.00             11410.40

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF
DECEMBER 31, 2001
(percentage of total net assets)
   1. Viacom, Inc., Class B                               1.7%
   2. Akzo Nobel M.V.                                     1.4%
   3. Devon Energy Corporation                            1.3%
   4. Sears, Roebuck and Company                          1.2%
   5. Deere & Company                                     1.1%

TOP FIVE SECTORS AS OF DECEMBER 31, 2001
(percentage of total portfolio holdings)
   1. Financial Services                                 21.7%
   2. Utilities & Communications                         15.0%
   3. Energy                                             14.3%
   4. Basic Materials                                    11.3%
   5. Leisure                                             8.8%

                                  THE GCG TRUST
                         ASSET ALLOCATION GROWTH SERIES

HOW DID THE SERIES PERFORM FOR THE YEAR?
For the year ended December 31, 2001, the Asset Allocation Growth Series (the "Series") provided a total return of (6.52)%, compared to returns of (11.00)% and 8.44%, respectively, for the Series benchmarks, the Wilshire 5000 Index and the Lehman Brothers Aggregate Bond Index.

WHAT WERE THE MAJOR TRENDS AFFECTING THE SERIES' PERFORMANCE?
During the year ended December 31, 2001, most major equity benchmarks were in bear market territory, due to poor economic indicators and military uncertainty. The technology-laden NASDAQ Composite(R) Index retraced nearly three years of gains and traded at levels not seen since the Fall of 1998. Bond indices outpaced equities nearly across the board as investors sought quality. The Series' largest losses came from poor security selection in pharmaceuticals and biotechnology within the health care sector. With the demise of Enron and uncertain regulatory conditions, the utilities sector within the S&P 500 lost 32.5% over the year. The Series was generally underweighted in this sector, but was hurt by an overweight position in Enron and other utilities companies that were affected by the loss of Enron's credibility. Benefiting the Series was its fixed-income position during a year marked by Federal Reserve rate cuts and generally strong bond performance.

WHAT IS YOUR OUTLOOK FOR THE SERIES?
While encouraged by early indications of an economic turnaround, the Series is positioned to potentially perform well despite the direction of the economy over the coming months. The equity portfolio continues to emphasize companies with strong fundamentals, attractive valuations, and good visibility into their businesses. The Series is also looking for situations with a fair degree of economic leverage, which generally perform well coming out of a recession. As always, the stock portion of the Series is managed to be style-and-sector neutral to the benchmark and expects a vast majority of the value added to come from stock selection.


                                          FIDELITY MANAGEMENT & RESEARCH COMPANY

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2001

                                   1 YEAR      (6.52)%
              SINCE 10/2/2000 (INCEPTION)      (9.78)%
--------------------------------------------------------------------------------

[LINE GRAPH OMITTED]
              ASSET         WILSHIRE      LEHMAN    70% WILSHIRE 5000/30%
            ALLOCATION        5000       AGGREGATE    LEHMAN AGGREGATE
          GROWTH SERIES      INDEX      BOND INDEX       BOND INDEX
10/2/00     10000.00       10000.00      10000.00       10000.00
12/00        9410.43        8970.98      10420.50        9398.98
3/01         8639.58        7864.11      10736.90        8664.92
6/01         9060.05        8451.68      10797.40        9120.75
9/01         8229.12        7108.06      11295.30        8205.86
12/01        8796.49        7987.42      11300.50        8912.60

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF
DECEMBER 31, 2001
(percentage of total net assets)
   1. Vanguard Total Stock Market VIPERs                  3.5%
   2. Microsoft Corporation                               2.6%
   3. General Electric Company                            1.8%
   4. Pfizer, Inc.                                        1.8%
   5. Bank One Corporation                                1.4%

TOP FIVE SECTORS AS OF DECEMBER 31, 2001
(percentage of total portfolio holdings)
   1. Finance                                            14.8%
   2. Technology                                         11.9%
   3. Health                                              9.0%
   4. Utilities                                           4.9%
   5. Energy                                              4.6%

                                  THE GCG TRUST
                              EQUITY INCOME SERIES

HOW DID THE SERIES PERFORM VERSUS ITS BENCHMARK FOR THE PERIOD?
The Equity Income Series (the "Series") returned 1.36% for the year ended December 31, 2001. The Standard & Poor's 500 Index returned (11.88)% for the same period.

HOW DID THE MARKET FORCES AFFECT THE SERIES' PERFORMANCE?
Alan Greenspan and his colleagues at the Federal Reserve (the "Fed") dominated the economic headlines throughout the year. The Fed lowered key short-term interest rates 11 times in one of the most aggressive rate-cutting campaigns in its history as it tried to lift the economy out of recession. While the tragic events of September unnerved global economies and financial markets, many economists believe that sizable doses of monetary and fiscal stimulus should help ensure stronger economic activity in 2002.

Indeed, signs emerged at the end of the year that the worst of the economic downturn might be behind us--at least in the United States. The Conference Board's index of consumer sentiment surged in December, its first rise in six months and the largest in three years. Rising confidence in the economy suggests that consumers believe the worst of the recession could be over.

Supporting this view are the data for manufacturing activity in December, showing a transition from recession to recovery. New orders were up 6.1 percentage points to 54.9%, employment rose 4.8 percentage points to 40.5%, and production advanced 3.5 percentage points to 50.6%; together, the three indicators account for 75% of the index. While manufacturing remains in recession, the latest figures are consistent with 2% real GDP growth.

WHAT SECURITIES CONTRIBUTED THE MOST POSITIVELY/NEGATIVELY TO THE SERIES' PERFORMANCE?
The major positive contributors to results over the year were Southern Company, Lockheed Martin Corp., Microsoft Corp., and H&R Block, Inc., while Unicom Corp., Mirant Corp., Mellon Financial Corp., Hercules Company, and SBC Communications, Inc. led the list of laggards. We eliminated Heinz Company, Intel Corp., and AT&T Wireless Group, Inc. from the portfolio during the final months of trading, and added Qwest Communications International, Inc., Textron, Inc., and McGraw-Hill Companies, Inc.

WHAT IS YOUR OUTLOOK FOR 2002?
Looking ahead to 2002, we are looking for a pickup in economic activity by mid-year. The Fed appears willing to ease further if necessary, and the fiscal stimulus engendered by recent and future tax cuts should boost economic results in the year ahead. We anticipate gains in the market overall, and we are bullish about the prospects for the equity income sectors in which we invest. However, because of the sharp recovery in most markets during the fourth quarter, the gains are likely to be modest until the corporate earnings environment comes into better focus later in 2002.


                                                  T. ROWE PRICE ASSOCIATES, INC.


--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2001

                                   1 YEAR       1.36%
                                   5 YEAR       7.64%
                                  10 YEAR       7.66%
              SINCE 1/24/1989 (INCEPTION)       8.47%
--------------------------------------------------------------------------------

[LINE GRAPH OMITTED]
                    EQUITY INCOME SERIES                S&P 500 INDEX
1/24/89                10000.00                            10000.00
12/89                  10892.30                            12265.80
12/90                  11408.20                            11884.50
12/91                  13692.80                            15497.40
12/92                  13947.90                            16676.50
12/93                  15500.00                            18353.60
12/94                  15317.90                            18594.70
12/95                  18218.20                            25574.00
12/96                  19815.70                            31441.90
12/97                  23275.00                            41928.10
12/98                  25197.70                            53919.10
12/99                  25016.00                            65260.00
12/00                  28251.00                            59320.20
12/01                  28633.70                            52275.30

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

* On March 1, 1999, T. Rowe Price Associates, Inc. became the Portfolio Manager of the Series. Prior to that date, the Series had been advised by another Portfolio Manager.

TOP FIVE EQUITY HOLDINGS AS OF
DECEMBER 31, 2001
(percentage of total net assets)
   1. ChevronTexaco Corporation                           2.6%
   2. Exxon Mobil Corporation                             2.3%
   3. Honeywell International, Inc.                       1.8%
   4. BP Amoco Plc, ADR                                   1.8%
   5. Union Pacific Corporation                           1.8%

TOP FIVE SECTORS AS OF DECEMBER 31, 2001
(percentage of total portfolio holdings)
   1. Financial                                          19.6%
   2. Industrials & Business Services                    17.1%
   3. Consumer Discretionary                             13.1%
   4. Energy                                             10.7%
   5. Consumer Staples                                    9.3%

                                  THE GCG TRUST
                                 ALL CAP SERIES

HOW DID THE SERIES PERFORM OVER 2001?
The All Cap Series (the "Series") significantly outperformed the benchmark Russell 3000 Index ("Russell 3000") during 2001, gaining 1.91% versus a loss of 11.46% for the Russell 3000. The strong outperformance was driven primarily by strong stock selection in technology, healthcare, capital goods, and consumer staples. Stock selection was positive across most other sectors. Key individual contributors to performance included Nvidia Corporation, Advanced Micro Devices, 3Com Corporation, Ligand Pharmaceuticals, Inc., and Medarex, Inc.

WHAT WERE THE MAJOR TRENDS IN THE MARKETS AFFECTING THE SERIES' PERFORMANCE?
The stock market spent most of 2001 in negative territory with the Standard & Poor's 500 Index ("S&P 500") and the benchmark Russell 3000 declining over 11% for the year. The economy entered a recession in March 2001 and accelerated its decline following the tragic terrorist attacks of September 11th.

The modest positive returns that the Series provided our shareholders this year was not the most important part of the Series' performance. Simply stated, the Series did not lose money in a year when the market declined. If one looks at the Series from the peak of the S&P 500 on March 24, 2001 to the end of this year, the Series appreciated more than 7% compared to a 23% loss in the S&P 500 and a 23% decline in the Russell 3000. One of the keys to investment success is the protection of as much of one's principal as possible when the market declines. This leaves you in a well-capitalized position to benefit when the market resumes appreciating. The importance of this year's performance is that we successfully avoided losing principal in a declining market.

WHAT OTHER FACTORS ATTRIBUTED TO THE SERIES' POSITIVE/NEGATIVE PERFORMANCE VERSUS THE BENCHMARK?
The Series benefited from its "multi" cap strategy that allows for investment in both growth and value stocks. One of our primary goals is to find out of favor value stocks that we think may blossom into growth stocks. Because the Series owns some stocks from most categories, it has the opportunity to own some promising securities under most market conditions that can result in a unique, diversified portfolio. This investment strategy worked well this year. When the market was rising, our diversified portfolio allowed us to participate. When the market declined, our holdings in less speculative stocks afforded us protection. We are proud to report that our investment strategy worked extremely well throughout the year, generating more than 13% outperformance versus the benchmark.

WHAT IS YOUR OUTLOOK FOR 2002?
We believe that an economic recovery will most likely happen in 2002 due to the huge amounts of monetary and fiscal stimulus provided by the Federal Reserve Board and the U.S. Government. However, it does not seem likely that we will return to the heady days of the Internet bubble. This means that stocks are looking for a level of earnings recovery that will probably not happen for a long time. Further complicating matters, if earnings do snap back sharply, due to economic strength, interest rates will most likely rise significantly, pressuring the stock market. We believe that to generate good returns the focus will be on things like market share gains, consolidation, more rational pricing and using technology to increase efficiency. We believe that reasonably valued companies that can produce double-digit earnings growth will be good performers in 2002. We will continue to look for the best opportunities using these beliefs.


                                          SALOMON BROTHERS ASSET MANAGEMENT INC.



--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2001

                                   1 YEAR       1.91%
               SINCE 2/1/2000 (INCEPTION)       9.84%
--------------------------------------------------------------------------------

[LINE GRAPH OMITTED]
                          ALL CAP SERIES                 RUSSELL 3000 INDEX
2/1/00                    10000.00                       10000.00
3/00                      11180.00                       10883.30
6/00                      11550.00                       10507.00
9/00                      11730.00                       10584.80
12/00                     11744.50                       9631.55
3/01                      11724.00                       8460.92
6/01                      12370.30                       9042.97
9/01                      10739.40                       7630.53
12/01                     11969.00                       8527.99

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF
DECEMBER 31, 2001
(percentage of total net assets)
   1. Safeway, Inc.                                       4.4%
   2. HCA, Inc.                                           3.6%
   3. Novartis AG, ADR                                    3.6%
   4. American International Group, Inc.                  3.4%
   5. Costco Wholesale Corporation                        2.7%

TOP FIVE SECTORS AS OF DECEMBER 31, 2001
(percentage of total portfolio holdings)
   1. Consumer Staples                                   16.4%
   2. Financial                                          15.9%
   3. Health Care                                        14.9%
   4. Communication Services                             10.8%
   5. Technology                                         10.7%

                                  THE GCG TRUST
                            GROWTH AND INCOME SERIES

HOW DID THE SERIES PERFORM FOR THE PERIOD?
The Growth and Income Series (the "Series") returned (9.51)% for the year ended December 31, 2001. The Standard & Poor's 500 Index returned (11.88)% for the same period.

WHAT WERE THE MAJOR TRENDS IN THE MARKETS AFFECTING THE SERIES' PERFORMANCE?
The past year has been challenging for investors as markets were roiled by an economic downturn in the United States, a rash of corporate earnings disappointments and the ongoing correction in technology valuations. Compounding these pressures were the tragic events of September 11, which left investors in shock and cast a shadow of uncertainty over markets worldwide. Responding to this environment, the Federal Reserve reduced interest rates 11 times, taking the federal funds rate to its lowest level in more than four decades. These rate cuts helped rejuvenate consumer confidence and raise hopes for an improved economic outlook in 2002.

WHAT OTHER FACTORS ATTRIBUTED TO THE SERIES' PERFORMANCE?
In this difficult environment, the Series declined along with its benchmark, the Standard & Poor's 500 Index. We are disappointed with the results, but believe that our more defensive posture helped shield our investors from the worst of the volatility. We maintained a diversified portfolio to ensure that no single position or industry could have a disproportionate effect on performance. At the same time, we continued to rely on a core of long-time holdings that have earned our confidence through their execution and profitability.

One standout was global financial services powerhouse Citigroup, Inc. With its diverse product base and global reach, Citigroup, Inc. is positioned for continued growth as it taps underserved markets for credit cards, insurance and underwriting. Another stock that provided us with stability was PepsiCo, Inc., parent of the Pepsi Cola, Frito-Lay and Tropicana brands. The company continues to reap synergies in the distribution of its many products. Moreover, its recent acquisition of Quaker Oats, including the powerful Gatorade brand, offers the opportunity to further boost incremental margins. Meanwhile, Anheuser-Busch Companies, Inc., the world's largest brewer, benefited from its leading brand name and dominant market share, which helped it sustain price increases and double-digit earnings growth even in a lackluster economy.

Detracting from our results was disappointing performance by American International Group, Inc., which sold off sharply in the third quarter after suffering roughly $800 million in losses stemming from the terrorist attacks. Despite this setback, the financial company's solid capitalization, broad and profitable product lines and high credit rating continue to win our confidence.

Additionally, several of our energy positions, including Exxon Mobil Corporation, declined on concerns that oil prices would continue to sag due to weaker global demand and the failure by oil-producing nations to coordinate production cutbacks. Even so, we felt that the drop in Exxon's stock was overstated. With its strong business platform and ample cash flow, the company has already proven its ability to weather economic and oil-demand cycles. Furthermore, we believe that the stock will continue to benefit from the synergies created by Exxon's acquisition of Mobil, a merger that strengthens Exxon's already-powerful leverage with suppliers and customers.

WHAT IS YOUR OUTLOOK FOR 2002?
Going forward, we remain cautiously optimistic on prospects for a recovery in 2002, as interest rate cuts, increased government spending and lower oil prices take hold. At the same time, our concerns over lingering uncertainties will lead us to maintain a relatively conservative approach that focuses on a diverse group of companies that have proven their worth time and again. We believe this is the best way to balance near-term risk with longer-term opportunity.


                                                       JANUS CAPITAL CORPORATION



--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2001

                                   1 YEAR      (9.51)%
              SINCE 10/2/2000 (INCEPTION)      (7.85)%
--------------------------------------------------------------------------------

[LINE GRAPH OMITTED]
             GROWTH AND INCOME SERIES            S&P 500 INDEX
10/2/00          10000.00                            10000.00
12/00             9979.46                             9218.11
3/01              9068.59                             8125.92
6/01              9549.06                             8601.15
9/01              8417.99                             7339.18
12/01             9030.73                             8123.36


AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF
DECEMBER 31, 2001
(percentage of total net assets)
   1. Citigroup, Inc.                                     4.3%
   2. American International Group, Inc.                  3.3%
   3. Liberty Media Corporation, Class A                  2.6%
   4. Exxon Mobil Corporation                             2.5%
   5. Comcast Corporation, Special Class A                2.5%

TOP FIVE SECTORS AS OF DECEMBER 31, 2001
(percentage of total portfolio holdings)
   1. Financial                                          29.5%
   2. Communications                                     16.9%
   3. Consumer Non-cyclicals                             16.3%
   4. Industries                                          9.2%
   5. Technology                                          8.2%

                                  THE GCG TRUST
                               REAL ESTATE SERIES

HOW DID THE SERIES PERFORM?
The Real Estate Series returned 8.14% for the year ended December 31, 2001; this compares to the Wilshire Real Estate Securities Index return of 10.49% for the same period.

Van Kampen became Portfolio Manager on December 17, 2001. Total returns from December 17 through December 31, 2001 were 0.79% for the Series and 1.70% for the Wilshire Real Estate Index.

WHAT WERE THE MAJOR TRENDS IN THE MARKETS?
The regional mall sector outperformed for the year based on its defensive characteristics and perhaps due to the continued resilience of the consumer. Neighborhood shopping centers almost matched the full year performance of the mall stocks. Investors remained attracted to the defensive characteristics of these grocery-anchored properties. However, we maintain that a sector such as this that features stocks trading at a significant premium to their underlying property values serves to mitigate defensive characteristics.

While posting a dramatic reversal with a 22% rally in the last quarter of the year following its 30% decline in the third quarter, the hotel sector was the only major sector to suffer negative absolute performance on a full year basis. Although operating performance remained weak, the sector's recovery appeared to be based upon investor optimism over an imminent economic recovery combined with very low new supply. Investors questioned the defensive nature of the apartment sector with the companies providing negative earnings guidance for 2002. This sector faces the most immediate negative effects from the economic difficulties (after the hotel sector) due to the shorter lease terms of apartments vis-a-vis other property types. As a result, the sector underperformed for the year. Finally, in the office sector, the weak leasing environment caused companies to negatively revise earnings and, on a full year basis, the sector underperformed almost all Real Estate Investment Trust sectors.

WHAT IS YOUR OUTLOOK FOR MARKETS/PORTFOLIO?
The private real estate markets have weakened as a result, we believe, of a continued reduction in demand for real estate. Property value estimates are based upon the current weakened levels of occupancy. With a dramatic slowdown in new supply of properties, when the economy does recover, we expect to see occupancy rates recover. Thus, the property values should also recover.

The consensus of sell-side analysts has predicted that the sector may provide a total return of 7% to 10% in 2002. Our own estimates are at the lower end of that range.


                                                                      VAN KAMPEN



--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2001

                                   1 YEAR       8.14%
                                   5 YEAR       7.69%
                                  10 YEAR      12.49%
              SINCE 1/24/1989 (INCEPTION)       9.93%
--------------------------------------------------------------------------------

[LINE GRAPH OMITTED]
                 REAL ESTATE SERIES    WILSHIRE REAL ESTATE SECURITIES INDEX
1/24/89               10000.00                    10000.00
12/89                  9878.12                    10073.70
12/90                  7825.64                     6703.48
12/91                 10491.30                     8046.29
12/92                 11946.70                     8677.65
12/93                 14009.60                    10000.30
12/94                 14897.80                    10164.50
12/95                 17368.70                    11551.70
12/96                 23499.40                    15811.20
12/97                 28854.00                    18941.50
12/98                 24973.30                    15602.80
12/99                 24022.80                    15105.60
12/00                 31467.80                    19748.30
12/01                 34030.30                    21820.30

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

* On December 17, 2001, Van Kampen became the Portfolio Manager of the Series. Prior to that date, the Series had been advised by another Portfolio Manager.

TOP FIVE EQUITY HOLDINGS AS OF
DECEMBER 31, 2001
(percentage of total net assets)
   1. Equity Office Properties Trust                      9.4%
   2. Equity Residential Properties Trust                 5.2%
   3. Simon Property Group, Inc.                          5.1%
   4. Public Storage, Inc.                                4.7%
   5. Arden Realty, Inc.                                  4.5%

TOP FIVE SECTORS AS OF DECEMBER 31, 2001
(percentage of total portfolio holdings)
   1. Office                                             33.2%
   2. Apartments                                         21.9%
   3. Malls                                              12.8%
   4. Industrial                                          7.0%
   5. Self Storage                                        6.1%

                                  THE GCG TRUST
                               VALUE EQUITY SERIES

HOW DID THE SERIES PERFORM DURING THE PERIOD?
For the year ended December 31, 2001, the Value Equity Series (the "Series") returned (4.43)% and the Standard & Poor's 500 Index returned (11.88)%.

WHAT WERE THE MAJOR TRENDS IN THE MARKETS AFFECTING THE SERIES' PERFORMANCE?
The year began with exuberance over the Federal Reserve's (the "Fed") accommodative monetary stance. Shortly thereafter, however, the first quarter turned into one of the most difficult periods for the U.S. stock market since the early 1990's. The decline in technology stocks that began in early 2000 continued and many other sectors, which had previously held up reasonably well, joined in the downslide by April. Out of over 100 Standard and Poor's industry groups, only seven posted positive performance during the first quarter.

As the year progressed, the global equity markets continued to struggle. Prior to the terrorist attacks on September 11, we believed that the combination of tax cuts, interest rate declines and energy price relief would combine to reinvigorate the U.S. economy during the third quarter. When the U. S. stock market reopened in the week after the attacks, however, economically sensitive stocks were particularly hard hit and the recovery we had anticipated was postponed.

As it became clear that the war on terrorism was progressing well and the threat of anthrax scares abated, people began traveling and spending money again thus restoring some sense of normalcy to the U.S. economy as the year came to a close. By the end of the year, all of the major market averages had moved back above their September 10th levels but most were still down for the year.

WHAT FACTORS CONTRIBUTED TO THE SERIES' POSITIVE/NEGATIVE PERFORMANCE VS. ITS BENCHMARK?
Both sector allocation and stock selection added to the Series' positive relative performance during the first half of the year. Financial services companies (especially mortgage-related companies), integrated oil and, perhaps surprisingly, technology stocks all contributed positively to our first half performance.

While the Series was hurt during the third quarter by its emphasis on economically sensitive sectors because the events of September 11th delayed the anticipated economic rebound, the Series was well positioned for the recovery that finally came in the fourth quarter. During the fourth quarter the capital goods, technology and energy sectors were particularly strong thus enabling us to outperform our benchmark overall in 2001.

WHAT IS YOUR OUTLOOK FOR THE MARKETS/PORTFOLIO?
During the past 18 months value stocks have made up most of the ground lost to growth stocks during the technology/Internet frenzy of the late 1990's. Looking forward we believe the pendulum still favors value as investors appear to have relearned the hard way the old adage that price, valuation and fundamentals are a three-legged stool upon which sound stock selection rests; ignore any one of them and the stool eventually comes tumbling down.

In terms of our overall outlook, there are several encouraging developments that bode well for a sustained economic recovery before long. To wit, the Fed lowered the Federal Funds rate 11 times and 475 basis points in 2001. Falling marginal tax rates, energy prices and inventory levels, increased government spending and several trillion dollars in cash on the sidelines in our view are all conspiring to drive us back onto the road of economic recovery by the second half of the year.


                                                    EAGLE ASSET MANAGEMENT, INC.




--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2001

                                   1 YEAR      (4.43)%
                                   5 YEAR       6.20%
               SINCE 1/3/1995 (INCEPTION)      10.58%
--------------------------------------------------------------------------------

[LINE GRAPH OMITTED]
                       VALUE EQUITY SERIES             S&P 500 INDEX
1/3/95                    10000.00                        10000.00
12/95                     13521.50                        13753.40
12/96                     14957.80                        16909.10
12/97                     19038.30                        22548.40
12/98                     19334.00                        28997.00
12/99                     19433.50                        35096.10
12/00                     21138.80                        31901.70
12/01                     20203.00                        28113.00

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF
DECEMBER 31, 2001
(percentage of total net assets)
   1. Citigroup, Inc.                                     4.9%
   2. El Paso Corporation                                 4.0%
   3. Viacom, Inc., Class A                               3.8%
   4. SPX Corporation                                     3.3%
   5. Caterpillar, Inc.                                   3.2%

TOP FIVE SECTORS AS OF DECEMBER 31, 2001
(percentage of total portfolio holdings)
   1. Financial                                          24.1%
   2. Energy                                             12.5%
   3. Capital Goods                                      11.2%
   4. Basic Materials                                    10.0%
   5. Consumer Cyclicals                                  9.5%

                                  THE GCG TRUST
                                INVESTORS SERIES

HOW DID THE SERIES PERFORM OVER 2001?
For the one year period ended December 31, 2001, the Investors Series (the "Series") returned (4.27)%. In comparison, the Standard & Poor's 500 Index (the "S&P 500") returned (11.88)%.

WHAT WERE THE MAJOR TRENDS IN THE MARKETS AFFECTING THE SERIES' PERFORMANCE? Despite staging a strong fourth-quarter performance, the major U.S. equity market indices finished the year 2001 in negative territory for the second year in a row. The S&P 500 gained more than 10% in the fourth quarter but ended the year down 11.88%. Similarly, the NASDAQ Composite Index advanced a striking 30% in the December quarter but still closed the year down 20.8%. In recent years, we have seen a big disparity in the performance of value and growth indices. In 2001, the performance of the S&P Barra Value and S&P Barra Growth indices was similar, with the value index modestly outperforming its growth counterpart. We continue to maintain a strategy to seek value-oriented opportunities through what we believe is a prudently postured approach.

The strategy over the year was to take a two-pronged "barbell" approach to investing. For example, on the one hand, the Series was overweight in defensive stocks (such as Consumer Staples), where we perceived valuation support and little downside risk based upon market-price levels at the time. On the other hand, we added modestly to some higher-beta stocks that we anticipated would offer attractive potential returns once the market recovered. These included technology stocks and some financial services stocks. Until recently, the technology sector has been out of favor, although we modestly added technology stocks to the Series throughout most of the year.

As for our barbell approach, on an overall basis, it has worked well. In the third quarter, which was the worst quarter for the S&P 500 since 1987, the defensive part of our barbell strategy helped stabilize the Series' performance in a volatile market. We started trimming some of the Series' defensive holdings in August and continued to reduce our exposure to this sector after September 11th.

WHAT OTHER FACTORS ATTRIBUTED TO THE SERIES' POSITIVE/NEGATIVE PERFORMANCE VERSUS THE BENCHMARK?
Following September 11th, no particular sector has really stood out from the crowd in terms of performance. We increased the Series exposure in the Financials, Technology, Basic Materials and Healthcare sectors. Our focus during this period was on industry leaders whose valuations, in our opinion, had become quite attractive. Since the market hit a bottom on September 21st, the other end of the barbell has outperformed, with several technology stocks leading the way. As a result, we have trimmed a number of those stocks from the portfolio, and the Series technology weighting is now several percentage points below the S&P 500's weighting.

WHAT IS YOUR OUTLOOK FOR 2002?
We are a bit surprised by how quickly the market has rebounded. We anticipate an economic recovery in the second half of this year, but believe that much of the market's recent gains already reflect this forecast in terms of equity pricing. We anticipate that corporate earnings growth may begin to accelerate throughout 2002, but potential near-term earnings disappointments could lead to additional equity-market volatility.

We recently sold selected stocks that have rebounded quickly in the last several months and have re-allocated the proceeds into shares of companies that we believe are trading at more attractive valuations. The Series is overweight versus the S&P 500 in the financials and communications sectors and underweight in healthcare, capital goods and technology. We will look for an opportunity to increase the Series exposure in the energy sector in the coming months as stocks within that category more fully reflect the weak near-term industry fundamentals. Overall, we continue to maintain our value-oriented investment discipline as we seek to identify favorable entry points for equities that may offer attractive potential long-term returns.


                                          SALOMON BROTHERS ASSET MANAGEMENT INC.



--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2001

                                   1 YEAR      (4.27)%
               SINCE 2/1/2000 (INCEPTION)       4.70%
--------------------------------------------------------------------------------

[LINE GRAPH OMITTED]
                   INVESTORS SERIES               S&P 500 INDEX
2/1/00                10000.00                       10000.00
3/00                  10740.00                       10770.10
6/00                  10870.00                       10484.00
9/00                  11260.00                       10382.4
12/00                 11407.00                        9570.62
3/01                  11046.00                        8436.66
6/01                  11293.50                        8930.07
9/01                   9880.52                        7619.830
12/01                 10919.60                        8434.00

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF
DECEMBER 31, 2001
(percentage of total net assets)
   1. AT&T Corporation                                    1.9%
   2. Federated Department Stores, Inc.                   1.9%
   3. Waddell & Reed Financial, Inc., Class A             1.8%
   4. Transocean Sedco Forex, Inc.                        1.7%
   5. Safeway, Inc.                                       1.7%

TOP FIVE SECTORS AS OF DECEMBER 31, 2001
(percentage of total portfolio holdings)
   1. Financial                                          24.6%
   2. Technology                                         12.8%
   3. Consumer Staples                                   11.9%
   4. Communication Services                             10.2%
   5. Energy                                              8.3%

                                  THE GCG TRUST
                           INTERNATIONAL EQUITY SERIES

HOW DID THE SERIES PERFORM SINCE ITS INCEPTION?
The International Equity Series (the "Series") commenced operations December 17, 2001. For the period December 17, 2001 to December 31, 2001, the Series returned 0.36%. The benchmark, the MSCI All Country World Free Index, returned 2.47% during the same period.

WHAT IS YOUR OUTLOOK FOR THE MARKETS IN 2002?
Our central view of the U.S. economy is that there will be a shallow recovery because the main elements of aggregate demand and consumer spending, never fell very much and there is no reason why it should accelerate. We will therefore remain invested across the spectrum of sectors.

Continental Europe represents about 41% of international stock market capitalization. GDP growth essentially ground to a halt after the second quarter of 2001. The fundamental attractions of the Eurozone economies, with their 300 million people remain intact. The single currency presents great opportunities for economies of scale and efficiency. Continental Europe should grow 1% in 2002. The Euro may end 2002 at about $0.91 as capital flows to U.S. assets fail to cover U.S. trade deficit. European markets (except the U.K.) fell over 23% in 2001 and trade at an average 2002 P/E ratio of about 18 compared to about 22 for the U.S. We are a little more than fully weighted in Continental Europe.

The U.K. stock market accounts for about 24% of international market cap. Its economy is closer to the United States in terms of the ease of doing business and the flexibility of the labor market. After 3% GDP growth in 2000, the manufacturing sector is now in recession, but consumers are spending strongly and refinancing their mortgages with the lowest interest rates in nearly 40 years, while the government is spending billions on improving public services. Economic growth in 2001 should be the best in the Group of 7, not far off the trend rate of 21/4%. We look for 1.8% in 2002. The market was down about 16% in 2001 and trades at a not too demanding 16 times 2002 earnings. We are almost neutrally weighted in the U.K. market.

Japan,  economically,  remains  the sick man of the world.  The main  problem is deflation and a paralyzed banking system, with a massive volume of non-performing loans. Japan's rulers are out of policy options other than to let the Yen sink, and Prime Minister Koizumi may lack the political muscle to get anything done. Japan's economy shrank in 2001, when the market fell 30% and it is anticipated that it will recede again in 2002. Shares now trade at about 24 times 2002 earnings, cheap but for good reason. We retain a significant weighting in Japan, 13% out of the 17% of the international universe which its market represents. The Yen is falling so we have a bias towards exporters.


                                                    ING PILGRIM INVESTMENTS, LLC



--------------------------------------------------------------------------------
                             AGGREGATE TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2001

               SINCE 12/17/2001 (INCEPTION)     0.36%
--------------------------------------------------------------------------------

TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF
DECEMBER 31, 2001
(percentage of total net assets)
   1. iShares MSCI Germany Index Fund                     3.2%
   2. Vivendi Universal S.A.                              3.1%
   3. iShares MSCI Japan Index Fund                       2.9%
   4. iShares MSCI United Kingdom Index Fund              2.7%
   5. Deutche Bank AG                                     2.2%

TOP FIVE COUNTRIES AS OF DECEMBER 31, 2001
(percentage of total portfolio holdings)
   1. United Kingdom                                     23.8%
   2. Japan                                              15.2%
   3. Germany                                            10.7%
   4. France                                              9.9%
   5. Switzerland                                         7.7%

                                  THE GCG TRUST
                             RISING DIVIDENDS SERIES

HOW DID THE SERIES PERFORM RELATIVE TO ITS BENCHMARK FOR THE PERIOD?
The Rising Dividends Series (the "Series") returned (11.95)% for the year ended December 31, 2001. The Standard & Poor's 500 ("S&P 500") Index returned (11.88)% for the same period.

WHAT SECTORS CONTRIBUTED TO THE SERIES' PERFORMANCE?
For the year ended December 31, 2001, only 2 of the 10 sectors within the S&P 500 recorded gains. They were consumer discretionary (+1.9%) and materials (+1.0%). The worst performing sectors in the S&P 500 were utilities (-32.5%), information technology (-26.0%), and telecom services (-13.7%).

The Series almost matched the benchmark with the excess return driven by positive relative stock selection in larger-capitalization equities, a greater concentration in the highest-quality companies, and much better selection within the information technology sector. These factors overcame a substantial penalty for owning larger companies instead of smaller companies relative to the S&P 500 composition.

WHAT IS THE STRATEGY/OUTLOOK FOR THE SERIES?
The Series remains exclusively invested in very high-quality companies. A simple, but telling indicator of this quality is the portfolio's AA average bond credit rating. The Series is positioned to withstand periods of economic stress and its outperformance against the S&P 500 Index over the last two difficult years is testament to its high-quality orientation.

Looking forward, the economy appears poised for recovery in the year 2002. Although the companies in the Series are generally less cyclical and more consistent overall than those in the S&P 500, an improved economic environment will benefit the Series. The estimated long-term earnings per share growth rate for the Series is 14%, which provides a strong underpinning for sustained long-term capital appreciation.


                               KAYNE ANDERSON RUDNICK INVESTMENT MANAGEMENT, LLC



--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2001

                                   1 YEAR     (11.95)%
                                   5 YEAR       8.15%
              SINCE 10/4/1993 (INCEPTION)      11.36%
--------------------------------------------------------------------------------

[LINE GRAPH OMITTED]
                RISING DIVIDENDS SERIES         S&P 500 INDEX
10/4/93             10000.00                        10000.00
12/93               10314.10                        10231.70
12/94               10375.00                        10366.10
12/95               13597.90                        14256.80
12/96               16405.70                        17528.10
12/97               21298.20                        23373.80
12/98               24308.60                        30058.50
12/99               28167.70                        36380.80
12/00               27573.10                        33069.50
12/01               24277.90                        29142.10

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF
DECEMBER 31, 2001
(percentage of total net assets)
   1. Pfizer, Inc.                                        5.4%
   2. General Electric Company                            5.1%
   3. The Procter & Gamble Company                        5.0%
   4. Honeywell International, Inc.                       4.8%
   5. Exxon Mobil Corporation                             4.7%

TOP FIVE SECTORS AS OF DECEMBER 31, 2001
(percentage of total portfolio holdings)
   1. Financial                                          25.4%
   2. Industrials                                        17.5%
   3. Health Care                                        14.1%
   4. Consumer Staples                                   12.2%
   5. Technology                                         10.9%

                                  THE GCG TRUST
                              MANAGED GLOBAL SERIES

HOW DID THE SERIES PERFORM AGAINST ITS BENCHMARK FOR THE PERIOD?
For the year ended December 31, 2001, the Managed Global Series (the "Series") returned (11.91)% versus (15.91)% for the Morgan Stanley Capital International All Country World Free Index.

WHAT WERE THE MAJOR TRENDS IN THE MARKET AFFECTING PERFORMANCE?
Much to investors' relief, the European Central Bank joined the U.S. Federal Reserve in cutting short rates in response to the deteriorating global economy. Despite central banks' efforts, for the first time since 1974 all the major economies were simultaneously in recession. In the G-7 countries, corporate profits and economic data gave little reason for optimism. Attention was focused on the group that has become the engine of global growth, the U.S. consumer, and any threat to consumer spending was seen as a harbinger of bad times to come. In fact, the U.S. consumer held up relatively well, with the housing market still growing and retail spending helped by discounts and incentives. In Japan, negative economic data and lack of progress on banking reform only served to reinforce a deteriorating situation, and policymakers became more willing to talk publicly about a weaker yen. The euro also endured some weakness, but later regained some ground against the dollar.

Corporate activity was punctuated by the fall of energy-trading company Enron as well as the credit downgrades of several once high-flying companies in both the United States and Europe. As investors discounted a recovery, stocks in the semiconductor equipment, wireless telecom, consumer discretionary, and pure cyclical industries outperformed, while pharmaceuticals, tobacco, and utilities lagged. Although energy equipment and services companies registered strong gains on expectations of higher demand for technology used to extract oil from remote locales, oil and gas stocks fought sliding crude prices. The utilities group was also tarnished by the Enron bankruptcy.

In general, the bottom-up decisions that led us to add to our holdings in cyclical stocks earlier in the year proved beneficial to results in the fourth quarter. Our overweight in areas where we have some of our highest research convictions, such as semiconductors and wireless telecom, boosted returns. As the year progressed, however, we felt that prices were getting ahead of fundamentals in some of our semiconductor names, so we reduced or eliminated certain holdings on strength. Stock selection was also strong in a variety of areas such as health care, insurance and finance, specialty retail, and energy equipment and services.

Our overweight in Japan, and our exposure to domestically oriented companies, was a modest detractor. Additionally, an underweight in European money-center banks hurt returns when financial stocks regained their footing. However, largely avoiding U.S. money-center banks was beneficial as many of these banks were exposed to significant credit risks such as Enron.

WHAT IS YOUR OUTLOOK FOR THE MARKETS/PORTFOLIO?
Overall, we anticipate a positive environment for stock selection on a global basis. With central banks having boosted liquidity in 2001 and a global economic recovery likely in 2002, many stocks could enjoy a significant tailwind. That said, an economic recovery is not guaranteed. Additional U.S. fiscal stimulus appears on hold for the time being and there are great uncertainties surrounding Japan's troubled banking system. While poor near-term corporate profits will give way to positive earnings comparisons, it could be some time before a broad-based group of companies can improve. Therefore, we believe fundamental research will continue to play an even more important role in identifying well-managed companies that have the potential to grow their businesses, gain market share, and outperform their peers.


                                                  CAPITAL GUARDIAN TRUST COMPANY




--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2001

                                   1 YEAR     (11.91)%
                                   5 YEAR      12.26%
             SINCE 10/21/1992 (INCEPTION)       7.79%
--------------------------------------------------------------------------------

[LINE GRAPH OMITTED]
                 MANAGED GLOBAL         MORGAN STANLEY CAPITAL INTERNATIONAL
                     SERIES                 ALL COUNTRY WORLD FREE INDEX
10/21/92            10000.00                        10000.00
12/92               10010.00                        10011.50
12/93               10620.00                        12502.30
12/94                9270.00                        13130.60
12/95                9960.00                        15685.90
12/96               11181.60                        17756.50
12/97               12542.50                        20419.10
12/98               16219.10                        24904.30
12/99               26485.40                        31582.80
12/00               22630.30                        27181.30
12/01               19936.30                        22856.10


AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

* On February 1, 2000, Capital Guardian Trust Company became the Portfolio Manager of the Series. Prior to that date, the Series had been advised by other Portfolio Managers.

TOP FIVE EQUITY HOLDINGS AS OF
DECEMBER 31, 2001
(percentage of total net assets)
   1. AstraZeneca Group Plc                               3.0%
   2. Nokia Oyj                                           2.3%
   3. Vodafone Group Plc                                  2.2%
   4. Washington Mutual, Inc.                             1.9%
   5. Lowe's Companies, Inc.                              1.8%

TOP FIVE COUNTRIES AS OF DECEMBER 31, 2001
(percentage of total portfolio holdings)
   1. United States                                      48.8%
   2. Japan                                               9.9%
   3. United Kingdom                                      9.1%
   4. Switzerland                                         4.5%
   5. Netherlands                                         3.3%

                                  THE GCG TRUST
                             LARGE CAP VALUE SERIES

HOW DID THE SERIES PERFORM AGAINST ITS BENCHMARK FOR THE PERIOD?
The Large Cap Value Series (the "Series") returned (3.62)% for the year ended December 31, 2001. The Standard & Poor's 500 Index returned (11.88)% for the same period.

WHAT WERE THE MAJOR TRENDS IN THE MARKET AFFECTING PERFORMANCE?
The markets were helped by the Federal Reserve (the "Fed"), which took measures to provide significant liquidity to the financial system. The Fed lowered rates 11 times during 2001, bringing the federal funds rate from 6.5% to a 40-year low of 1.75%.

While investors were deluged with bad news on the economy and corporate profits, there were few surprises. Most data confirmed assumptions that were widely held. GDP contracted in the third quarter, and the economy was officially declared to be in a recession that began in March. The collapse in corporate profits went on. Manufacturing continued its long slide and a spike in unemployment signaled that consumers might not be able to shoulder the economy much longer. Home sales appeared to slip and then recover. Retail spending was soft, propped up by incentives. Sales sagged for luxury goods and department stores, but held up well for discounters and surged for online retailers.

Stocks also welcomed diminishing uncertainty outside the realm of the economy and capital markets: a feared wave of terrorist violence on the heels of September 11 did not come to pass; the scope of the anthrax mailings proved to be limited; and the United States maintained an international coalition that dismantled the Taliban regime in Afghanistan.

WHAT IS YOUR OUTLOOK FOR THE MARKETS/PORTFOLIO?
While we do not have a strong view on the timing or trajectory, V-shaped or otherwise, of an economic rebound, we are confident that in a year's time we will feel a lot better about the economy than we do today. That view is reflected in our business decisions, as we have taken a contrary stance and used the downturn on Wall Street as an opportunity to hire talented people. We expect that the monetary and fiscal stimulus already introduced will catch hold. Reduced inventories being reported by companies, lower energy prices, and the high level of mortgage refinancing that occurred late in 2001 also point to improvement in the economy and in corporate profits.

That said, stocks may have run ahead of themselves in the fourth quarter, and the unwinding of the boom in valuations for technology and mega-cap stocks may not be over. There is a strong chance that the average stock will post better returns than the indices, and that would be a favorable environment for active management.


                                                  CAPITAL GUARDIAN TRUST COMPANY




--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2001

                                   1 YEAR      (3.62)%
               SINCE 2/1/2000 (INCEPTION)       1.53%
--------------------------------------------------------------------------------

[LINE GRAPH OMITTED]

               LARGE CAP VALUE SERIES              S&P 500 INDEX
2/1/00             10000.00                          10000.00
3/00               10710.00                          10770.10
6/00               10690.00                          10484.00
9/00               10750.00                          10382.40
12/00              10681.20                           9570.62
3/01                9762.52                           8436.66
6/01               10580.30                           8930.07
9/01                8803.45                           7619.83
12/01              10294.20                           8434.00

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF
DECEMBER 31, 2001
(percentage of total net assets)
   1. USA Education, Inc.                                 3.5%
   2. Pfizer, Inc.                                        2.9%
   3. AstraZeneca Group Plc, ADR                          2.7%
   4. Washington Mutual, Inc.                             2.2%
   5. Applied Materials, Inc.                             2.2%

TOP FIVE SECTORS AS OF DECEMBER 31, 2001
(percentage of total portfolio holdings)
   1. Financial                                          17.5%
   2. Technology                                         17.5%
   3. Consumer Discretionary                             14.5%
   4. Health Care                                        13.5%
   5. Industrials                                         9.0%

                                  THE GCG TRUST
                               HARD ASSETS SERIES

HOW DID THE SERIES PERFORM IN THE PERIOD?
The Hard Assets Series (the "Series") returned (12.12)% for the year ended December 31, 2001. This performance compares to returns over the same period of (11.88)% and 2.49%, respectively, for the Series' benchmarks, the Standard & Poor's 500 Index and the Russell 2000 Index.

WHAT WERE THE MAJOR TRENDS IN THE MARKETS AFFECTING THE SERIES' PERFORMANCE? Although 2001 began with very low inventories pushing oil prices over $30 per barrel and natural gas reaching record high prices in the United States, falling demand for both natural gas and petroleum products and a rapid supply response to the crisis led to a reversal of pricing during the year. The events of September 11th also adversely affected global demand, and pressurized OPEC to make its fourth cut of the year during November--a decision the cartel were reluctant to take without the help of non-OPEC producers.

Base metal prices declined steadily for much of the year as global economic contraction affected demand. The mining sector recovered rapidly in November as encouraging macroeconomic data and production cuts triggered a rapid increase in prices. Recent capital discipline and consolidation within the forest product sector ensured paper prices remained high despite declining demand and the sector performed strongly in anticipation of a cyclical turnaround, benefiting the Series.

The Gold Sector was by far the strongest performing sector as the U.S. dollar weakened and continual interest rate cuts by the Federal Reserve prompted fears of negative real rates in 2002. The direction of global equity markets during the year also encouraged investors to rotate into the sector given its tendency to exhibit negative beta. The Series remained overweight in gold throughout 2001.

WHAT OTHER FACTORS ATTRIBUTED TO THE SERIES' POSITIVE/NEGATIVE PERFORMANCE VS. THE BENCHMARK?
While the overweight exposure to the gold sector contributed positively to performance, the Series also retained an overweight exposure in the base metal sector that detracted from value as expectations of a recovery in the global economy were pushed out. The Series took advantage of cheap valuations to add to the pulp & paper sector in July, although all sectors suffered earnings downgrades post September 11th. The decision to move to a significant underweight position within the energy sector during July proved beneficial as oil and gas prices began to fall.

WHAT IS YOUR OUTLOOK FOR MARKETS/PORTFOLIO?
Economists are forecasting a turnaround in the global economy in the second half of 2002, which will be positive for the sector. Recent positive economic data has boosted sentiment towards the resource sector and most commodity prices appear to have already bottomed.

The mining sector will benefit from the return of physical demand to the base metal market, while pulp and paper companies should also perform well. Chemical company earnings should also benefit from higher operating rates and lower energy prices. The Series expects to remain overweight in these cyclical sectors for much of 2002.

The outlook for the energy sector is less certain. Although demand for oil and gas is likely to improve if the economy recovers, the current supply-side uncertainty ensures that some downside risk remains for the sector. The Series is underweight the energy sector until the risk of earnings downgrades diminishes and we are more confident of an improvement in fundamentals.

The outlook for gold is uncertain, although recent consolidation in the sector provides the basis of a more prosperous long-term future for the metal.


                                         BARING INTERNATIONAL INVESTMENT LIMITED



--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2001

                                   1 YEAR     (12.12)%
                                   5 YEAR      (5.03)%
                                  10 YEAR       4.67%
              SINCE 1/24/1989 (INCEPTION)       4.16%
--------------------------------------------------------------------------------

[LINE GRAPH OMITTED]
           HARD ASSETS SERIES         S&P 500 INDEX          RUSSELL 2000 INDEX
1/24/89        10000.00                  10000.00               10000.00
12/89          11895.70                  12265.80               11129.20
12/90          10249.80                  11884.50               8961.57
12/91          10732.00                  15497.40               13087.80
12/92           9679.23                  16676.50               15497.30
12/93          14511.70                  18353.60               18423.00
12/94          14878.70                  18594.70               18087.00
12/95          16469.40                  25574.00               23232.90
12/96          21931.90                  31441.90               27065.40
12/97          23297.00                  41928.10               33117.60
12/98          16405.50                  53919.10               32274.70
12/99          20238.20                  65260.00               39135.10
12/00          19280.20                  59320.20               37952.80
12/01          16943.70                  52275.30               38896.30

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

* On March 1, 1999, Baring International Investment Limited became the Portfolio Manager of the Series. Prior to that date, the Series had been advised by other Portfolio Managers.

TOP FIVE EQUITY HOLDINGS AS OF
DECEMBER 31, 2001
(percentage of total net assets)
   1. BP Amoco Plc, ADR                                   6.1%
   2. Suncor Energy, Inc.                                 6.1%
   3. Exxon Mobil Corporation                             5.8%
   4. YUKOS, ADR                                          5.4%
   5. The Dow Chemical Company                            5.0%

TOP THREE SECTORS AS OF DECEMBER 31, 2001
(percentage of total portfolio holdings)
   1. Energy                                             50.5%
   2. Cyclicals                                          46.6%
   3. Staples                                             2.9%

                                  THE GCG TRUST
                           DIVERSIFIED MID-CAP SERIES

HOW DID THE SERIES PERFORM VERSUS ITS BENCHMARK FOR THE PERIOD?
The Diversified Mid-Cap Series (the "Series") had a total return of (6.64)% for the year ended December 31, 2001. During the same period, the Russell Mid-Cap Index returned (5.62)%.

WHAT WERE THE MAJOR TRENDS IN THE MARKET AFFECTING PERFORMANCE?
In a continuation of last year's market weakness, stocks fell sharply during the first quarter of 2001. Contributing to the decline in equity prices was a discernible retrenchment in manufacturing activity, a lack of visibility in corporate earnings and faltering consumer confidence. While stocks generally fell along the capitalization spectrum, value significantly outperformed growth, particularly among small- to mid-cap issues.

The second quarter of 2001 showed signs of a possible recovery in the equity markets as the major indexes closed in positive territory after four straight quarters of market declines. The upswing in domestic stocks can be partially attributed to the six consecutive interest rate cuts over the past six months by the Federal Reserve (the "Fed"). In addition, the new tax plan promised by President Bush, passed through Congress, will bring lower income tax rates as well as immediate tax refunds. Unemployment continued to rise on a national level as companies struggling through the current economy looked to adopt cost saving measures. However, consumer confidence, while trailing downward over the past few months, still remained high on a historical level and appeared to be stabilizing.

Despite eight interest rate cuts since January, the economy continued to slow and consumer sentiment continued to plunge during the third quarter of 2001, sinking to its lowest level since January 1996. The events on September 11th exacerbated already deteriorating economic conditions in the U.S. The significant rise in unemployment dampened consumer spending, which for the past year was the main factor keeping economic growth afloat.

The fourth quarter of 2001 saw a strong recovery in the broad markets. Better-than-expected unemployment numbers coupled with positive market sentiment and continued Federal Reserve easing sparked the fourth quarter rally.

Over the one-year period ending December 31, 2001, the Fed aggressively cut interest rates 11 times to increase liquidity and combat falling GDP. Investors fled large-cap growth stocks in favor of small-cap value stocks and fixed-income investments. Over this time period, the Series performed roughly in line with its benchmark. Security selection within the overweighted industrials sector contributed most to relative returns. Specifically, top-ten holding Northrop Grumman Corporation, a defensive electronics and shipbuilding company, performed strongly in the wake of the September 11 terrorist attacks, due to increased military spending. Conversely, stock selection in health care and consumer staples detracted from results.

WHAT IS YOUR OUTLOOK FOR THE SERIES?
While encouraged by early indications of an economic turnaround, the Series is positioned to potentially perform well despite the direction of the economy over the coming months. The Series continues to emphasize companies with strong fundamentals, attractive valuations, and good visibility into their businesses. The Series is also looking for situations with a fair degree of economic leverage, which generally perform well coming out of a recession. As always, the Series is managed to be style-and-sector neutral to the benchmark and expects a vast majority of the value added to come from stock selection.


                                          FIDELITY MANAGEMENT & RESEARCH COMPANY




--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2001

                                   1 YEAR      (6.64)%
              SINCE 10/2/2000 (INCEPTION)      (6.02)%
--------------------------------------------------------------------------------

[LINE GRAPH OMITTED]
                 DIVERSIFIED MID-CAP SERIES     RUSSELL MID-CAP INDEX
10/2/00                 10000.00                       10000.00
12/00                    9913.23                        9641.34
3/01                     8680.34                        8629.53
6/01                     9582.47                        9452.27
9/01                     7808.31                        7764.01
12/01                    9255.50                        9099.12


AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF
DECEMBER 31, 2001
(percentage of total net assets)
   1. FirstEnergy Corporation                             2.0%
   2. Centex Corporation                                  1.7%
   3. Snap-On, Inc.                                       1.6%
   4. PNC Financial Services Group                        1.3%
   5. Praxair, Inc.                                       1.3%

TOP FIVE SECTORS AS OF DECEMBER 31, 2001
(percentage of total portfolio holdings)
   1. Technology                                         15.8%
   2. Finance                                            15.2%
   3. Health Care                                         8.7%
   4. Utilities                                           8.7%
   5. Basic Materials                                     8.5%

                                  THE GCG TRUST
                                 RESEARCH SERIES

HOW DID THE SERIES PERFORM VERSUS ITS BENCHMARK FOR THE PERIOD?
The Research Series (the "Series") returned (21.46)% for the year ended December 31, 2001. This performance compares to returns over the same period of (11.88)% and (5.62)%, respectively, for the Series' benchmarks, the Standard & Poor's 500 Index and the Russell Mid-Cap Index.

WHAT WERE THE MAJOR TRENDS IN THE MARKETS AFFECTING THE SERIES' PERFORMANCE? Throughout 2001, U.S. equity markets continued to be plagued by weakness and volatility. The slowing economy, accompanied by a flood of disappointing company earnings announcements and climaxing with the terrorist attacks kept all of the major stock indexes highly volatile. Following the attacks, the U.S. equity markets were closed for the longest stretch since the Great Depression and posted significant declines after reopening. Despite the Federal Reserve Board's effort to provide emergency liquidity to the markets by cutting interest rates an unprecedented 11 times in 2001, the market remained volatile.

WHAT SECTORS CONTRIBUTED TO THE SERIES' PERFORMANCE?
Amid this difficult environment, the largest detractors to performance included several underperforming holdings in technology and utilities & communications. After years of expansion, a combination of rising interest rates, high valuations, and rising energy prices stalled business and consumer demand. Recent conditions affected technology and telecommunications companies more than the rest of the market because many of them had been priced in expectation of uninterrupted business expansion. In anticipation of a slowdown in the global economy, we worked hard to identify stocks that we believed would continue to deliver attractive performance in a downturn. Unfortunately, this did not translate to positive performance because these companies were punished along with the rest of the growth sector. We still believe technology and telecommunications stocks offer strong sources of earnings growth and should fare better when the economy improves.

In the utilities sector, most gas and electric stocks have fared poorly, as natural gas prices have dropped and demand for electricity has declined due to the soft economy. We are optimistic that an economic recovery in 2002 will bode well for electric and natural gas stocks. When the economy improves, we think companies will ramp up their production, increasing the demand for power.

On a more positive note, a significant contributor to performance was strong stock selection in the financial services sector. In particular, holdings in Bank of America Corp., Freddie Mac, and Fannie Mae. Other individual securities that helped performance included Microsoft Corp. and IBM Corp. Long distance company Sprint Corp. and aerospace and defense company General Dynamics Corp. also contributed positively to performance.

WHAT IS YOUR OUTLOOK FOR 2002?
We have seen a recent improvement in performance, so we are hoping that this performance will carry over into 2002. As far as our positioning is concerned we have been relatively defensive and cautious about the economy. As a result, some of our biggest positions were in healthcare, particularly pharmaceutical stocks. We also still have big positions in oil companies and in the financial services area. While we have been very conservative in our positioning, we will be looking to gradually transition the Series to be more aggressive in anticipation of a recovery in 2002. We will be looking at more cyclical names that are trading at low valuations and that we think have a good opportunity to outperform next year. If we begin to see an improvement in business fundamentals and the earnings outlook for some of the beaten down technology and telecommunications stocks, we may gradually move into these sectors in an effort to capitalize on their aggressive growth potential.


                                        MASSACHUSETTS FINANCIAL SERVICES COMPANY



--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2001

                                   1 YEAR     (21.46)%
              SINCE 8/14/1998 (INCEPTION)       1.93%
--------------------------------------------------------------------------------

[LINE GRAPH OMITTED]

            RESEARCH SERIES   S&P 500 INDEX    RUSSELL MID-CAP INDEX
8/14/98        10000.00          10000.00          10000.00
12/98          11453.60          11040.60          10593.20
6/99           12519.50          12406.00          11688.10
12/99          14228.70          13362.80          12524.50
6/00           15100.50          13305.80          13165.40
12/00          13583.20          12146.60          13557.70
6/01           11819.40          11333.60          13291.70
12/01          10668.50          10704.00          12795.20



AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF
DECEMBER 31, 2001
(percentage of total net assets)
   1. Exxon Mobil Corporation                             2.7%
   2. American Home Products Corporation                  2.6%
   3. Viacom, Inc., Class B                               2.5%
   4. Pfizer, Inc.                                        2.3%
   5. Johnson & Johnson                                   2.2%

TOP FIVE SECTORS AS OF DECEMBER 31, 2001
(percentage of total portfolio holdings)
   1. Financial Services                                 22.4%
   2. Health Care                                        15.6%
   3. Technology                                         12.8%
   4. Retailing                                           8.8%
   5. Leisure                                             7.6%

                                  THE GCG TRUST
                              CAPITAL GROWTH SERIES

HOW DID THE SERIES PERFORM VERSUS ITS BENCHMARK DURING THE PERIOD?
The Capital Growth Series (the "Series") had a total return of (13.73)% for the year ended December 31, 2001. During the same period, the S&P Mid-Cap 400 Index and the Russell Mid-Cap Growth Index had returns of (0.62)% and (20.15)%, respectively.

WHAT SECTORS HAD THE GREATEST INFLUENCE ON THE PERFORMANCE OF THE SERIES?
Among the sectors contributing to the Series relative outperformance, healthcare was a large positive. Investments in hospital management companies such as Tenet Healthcare Corp. and Health Management Associates performed strongly as both companies have benefited from strong volumes and solid pricing. Also a contributor to relative outperformance was the financial services sector, thanks both to an overweight position and good stock selection. Concord EFS, Inc., an electronics transactions processor, was a particularly productive investment. The Series' exposure to the consumer benefited the portfolio, as did other investments buoyed by lower energy prices, interest rates, and taxes.
Homebuilders such as D.R. Horton, Inc. and NVR, Inc. for example, were noteworthy performers. Cutbacks in several sectors, primarily energy and technology, contributed to relative performance in the second half of the year. Dynegy, Inc. and Calpine Corp., having benefited the Series in the first six months of the year, were sold in response to political turmoil in the California energy market. While underweighted throughout the year, technology was the largest drag on absolute performance during the period. Companies with any exposure to the telecommunications market suffered disproportionately in response to unprecedented cutbacks in capital spending on the order of 30-50% in many companies, clearly a backlash to the excessive increases in the late nineties and 2000.

WHAT IS THE SERIES INVESTMENT STRATEGY?
The Series portfolio structure has changed in recent months. As technology has corrected, we have increased its weighting in the portfolio but remain underweight relative to the benchmark. Our increased exposure has centered on companies leveraging off the vast internet infrastructure put in place during the past five years. As to the technology sector specifically, we will continue to build the Series' position in the face of earnings disappointments likely to be announced during the first quarter. The Series is overweight in the materials and processing sector which should also continue to contribute positively to performance if our outlook for a stronger than expected recovery next year proves correct. Homebuilders and industrial machinery stocks fall into this category. In healthcare, the Series has migrated marginally toward biotech and away from the healthcare services (HMO's and hospitals) that have served it so well during the past few years. The Series remains underweight in energy, with an eye toward increased exposure as the industrial economy gathers momentum.

WHAT IS YOUR OUTLOOK FOR THE ECONOMY AND THE SERIES?
In 2002, we are anticipating a solid economic recovery, one perhaps faster and sharper than is the consensus expectation. As measured by interest rates and several measures of money supply, monetary policy has been more aggressive in this cycle than in any other in post World War II experience. Consequently, in the absence of another terrorist attack or exogenous shock, companies should begin to move away from their current conservative investment stance and begin to accept more risk in an attempt to recover with the economy.

In our view, well managed medium sized companies will perform well in this economic environment. Many operate niche businesses that offer opportunities for long-term growth and have navigated successfully through a difficult economic environment. We have been deliberate in our attempt to identify and research those companies that offer strong or accelerating growth, with their stocks priced at reasonable valuations. Those that will get an added boost from the economic wind at their backs are especially interesting at the moment.


                                               ALLIANCE CAPITAL MANAGEMENT, L.P.



--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2001

                                   1 YEAR     (13.73)%
              SINCE 8/14/1998 (INCEPTION)      (0.32)%
--------------------------------------------------------------------------------

[LINE GRAPH OMITTED]
               CAPITAL GROWTH     S&P MID-CAP     RUSSELL MID-CAP
                   SERIES          400 INDEX        GROWTH INDEX
8/14/98          10000.00          10000.00           10000.00
12/98            11018.50          11406.90           11007.70
6/99             12161.30          12190.50           12569.70
12/99            13834.40          13086.10           16653.80
6/00             12706.50          14260.40           18677.60
12/00            11466.20          15377.00           14697.20
6/01             10830.20          15525.80           12792.00
12/01             9891.32          15282.30           11735.50


AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

* On March 1, 1999, Alliance Capital Management, L.P. became the Portfolio Manager of the Series. Prior to that date, the Series had been advised by other Portfolio Managers.

TOP FIVE EQUITY HOLDINGS AS OF
DECEMBER 31, 2001
(percentage of total net assets)
   1. eBay, Inc.                                          4.6%
   2. Electronic Arts, Inc.                               3.9%
   3. XL Capital Ltd., Class A                            3.3%
   4. Microchip Technology, Inc.                          3.1%
   5. TMP Worldwide, Inc.                                 2.9%

TOP FIVE SECTORS AS OF DECEMBER 31, 2001
(percentage of total portfolio holdings)
   1. Technology                                         39.2%
   2. Health Care                                        24.0%
   3. Consumer Services                                  13.8%
   4. Financial                                          11.2%
   5. Manufacturing                                       4.3%

                                  THE GCG TRUST
                           CAPITAL APPRECIATION SERIES

HOW DID THE SERIES PERFORM DURING THE PERIOD?
The Capital Appreciation Series (the "Series") posted a return of (12.98)% for the year ended December 31, 2001. By comparison, its benchmark, the Standard & Poor's 500 Index returned (11.88)% for the same period.

HOW DID THE MARKET ENVIRONMENT AFFECT THE SERIES?
The year 2001 was a volatile one for both the markets and the economy. Negative earnings announcements and revisions dominated the headlines as many corporations were negatively impacted by the substantial slowdown in the economy that began in the latter part of 2000. This economic slowdown followed a record 10 years of economic growth and expansion. The terrorist attacks on the United States that took place on September 11th dealt a huge blow to an already weak U.S. economy. The attacks cost the United States over $60 billion in real estate, income and job losses. The New York Stock Exchange (NYSE) closed for four days following the attacks, and the U.S. economy was at a virtual standstill during the initial weeks following the attacks. The week the NYSE reopened the Dow Jones Industrial Average (DJIA) was off 1,370 points, the worst five-day performance for the index since the Great Depression. The DJIA has since recovered but remains well below its highs in 2000.

Growth stocks remained out of favor during 2001 with value stocks strongly outperforming growth stocks for the year. However, since the market lows in late September, the performance differential between growth and value has narrowed, as growth stocks and small-cap growth companies have outperformed value issues. Small-cap value-oriented stocks were the best performers for the year. Conversely, large-cap growth stocks suffered the greatest losses.

WHAT SECTORS HAD THE GREATEST AFFECT TO THE SERIES' PERFORMANCE?
While most sectors suffered during an exceptionally turbulent year, telecommunications and financials were hit especially hard and detracted from relative performance. Conversely, investments for the portfolio in the industrials and information technology sectors added value relative to the benchmark during the year. The portfolio's weight in industrials was overweighted compared to its benchmark, while information technology was underweight. At December 31, 2001, the Series was well diversified, with overweight positions in the consumer discretionary and financial sectors and an underweight position in the information technology and materials sectors.

WHAT IS YOUR OUTLOOK FOR 2002?
Economic indicators have already begun to show signs of stabilization and point to an impending economic recovery. In 2001, an unprecedented amount of fiscal and monetary stimulus was injected into the economy. The U.S. government spent approximately $100 billion following the events of September 11th to help bailout the airline industry, rebuild New York City and the Pentagon and defend the United States against terrorism. Interest rates were cut a record 11 times taking rates from 6.50% at the beginning of the year to the current 1.75%. Corporate inventories also declined dramatically during the year and are now in line with consumer demand, and the price of oil has declined significantly in recent months. While a few drags on the economy remain, e.g. consumer debt burden, a post technology bubble environment, deflation risk, etc., the evidence pointing to a recovery in 2002 is strong, and we believe that U.S. GDP growth will be positive in the second half of 2002.


                                            A I M CAPITAL MANAGEMENT GROUP, INC.



--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2001

                                   1 YEAR     (12.98)%
                                   5 YEAR       5.97%
               SINCE 5/4/1992 (INCEPTION)       9.82%
--------------------------------------------------------------------------------

[LINE GRAPH OMITTED]
        Capital Appreciation Series       S&P 500 Index
5/4/92          10000.00                     10000.00
12/92           11086.80                     10724.70
12/93           12007.80                     11803.20
12/94           11816.70                     11958.30
12/95           15380.70                     16446.70
12/96           18496.60                     20220.40
12/97           23852.00                     26964.00
12/98           26875.60                     34675.50
12/99           33498.50                     41968.80
12/00           28399.70                     38148.90
12/01           24713.80                     33618.30

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

* On April 1, 1999, A I M Capital Management Group, Inc. became the Portfolio Manager of the Series. Prior to that date, the Series had been advised by another Portfolio Manager.

TOP FIVE EQUITY HOLDINGS AS OF
DECEMBER 31, 2001
(percentage of total net assets)
   1. First Data Corporation                              4.3%
   2. Cox Communications, Inc., Class A                   3.8%
   3. American International Group, Inc.                  3.7%
   4. Target Corporation                                  3.6%
   5. General Electric Company                            3.3%

TOP FIVE SECTORS AS OF DECEMBER 31, 2001
(percentage of total portfolio holdings)
   1. Financial                                          19.7%
   2. Consumer Discretionary                             18.2%
   3. Health Care                                        15.9%
   4. Technology                                         13.7%
   5. Industrials                                        12.7%

                                  THE GCG TRUST
                                SMALL CAP SERIES

HOW DID THE SERIES PERFORM DURING THE PERIOD?
The Small Cap Series (the "Series") posted a return of (1.56)% for the year ended December 31, 2001. During the same period, the Russell 2000 Index and the S&P Small Cap 600 Index returned 2.49% and 6.51%, respectively.

WHAT WERE THE MAJOR TRENDS IN THE MARKET AFFECTING PERFORMANCE?
After a rally in January, aided by two interest rate cuts by the Federal Reserve (the "Fed"), stocks sold off in February and March, as economic activity appeared to grind to a halt. The Fed provided an additional 50-basis-point easing in late March, but stocks continued to move lower. Disappointing economic news disproportionately affected high-growth small-cap companies, as investors feared these companies may not just suffer periods of weak earnings, but may not be able to refinance and may in fact go out of business. Unlike the latter part of 2000, when it was mostly lower-quality companies that sold off, these concerns extended to higher-quality names in the first quarter.

U.S. equities were helped in the second quarter by the "Fed's" easy monetary policy and hurt by the checkered outlook for corporate profits. Stocks surged in April as investors started to believe an economic rebound was just around the corner. Data released in May, however, did not support this widely held assumption. The equity rally came to a halt as investors learned the U.S. economy was continuing to slow, and economies in Europe and Japan were being dragged down as well. Clearly, what had been a U.S. growth problem was now a global growth problem. In June, a wave of disappointing earnings pre-announcements put downward pressure on stocks, including many of those that will have good news to report in July and August.

U.S. small-cap stocks saw their worst quarterly performance in more than a decade, as the September 11th terrorist attacks caused equities to sell off around the world. The Russell 2000 Index fell 21% in the third quarter and 14% in September alone. The Standard and Poor's 500, in contrast, fell 15% in the quarter and 8% for the month. All industry sectors declined in the third quarter, leaving investors with few places to hide. Technology was the worst performing sector, falling 42%, while finance (the largest Russell 2000 sector by weight) fared best, falling only 5%. Small-cap stocks were struggling even before the September 11 events, with the indexes forward earnings estimates being revised down every week of the quarter.

Small-caps bounced back from their September lows and posted strong returns for the fourth quarter, handily beating the large-cap indices for the quarter and the year. The turning point for equities occurred amid a flood of negative news in late September and in October. Profits continued to collapse, statistics confirmed that GDP contracted in the third quarter, and the economy was officially declared to be in a recession that began in March. While the manufacturing sector continued to deteriorate, a spike in unemployment cast doubts on consumers' ability to continue supporting the economy. At the same time, the specter of terrorist violence and anthrax mailings rattled the nerves of Americans. Nevertheless, stocks slowly climbed a wall of worry.

WHAT IS YOUR OUTLOOK FOR THE MARKETS/PORTFOLIO?
Low oil prices and interest rates, along with tax cuts and increased government spending, all point toward an economic recovery in 2002. This should be especially beneficial to small-cap stocks, which tend to be more operationally and financially leveraged to economic growth. Incremental spending has a significant impact on small companies, especially cyclical ones. Meanwhile, small-cap valuations are currently around two-thirds that of large-cap valuations. Small-caps, therefore, have the potential to outperform large-caps in 2002 as they have in the early stages of previous recoveries.


                                                  CAPITAL GUARDIAN TRUST COMPANY



--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2001

                                   1 YEAR      (1.56)%
                                   5 YEAR      10.12%
               SINCE 1/3/1996 (INCEPTION)      11.73%
--------------------------------------------------------------------------------

[LINE GRAPH OMITTED]
            SMALL CAP SERIES     RUSSELL 2000 INDEX  S&P SMALL CAP 600 INDEX
1/3/96          10000.00             10000.00            10000.00
12/96           12010.00             11649.60            12131.80
12/97           13250.00             14254.90            15235.60
12/98           16030.00             13891.70            15035.90
12/99           24142.10             16844.50            16902.00
12/00           19737.30             16335.80            18896.20
12/01           19446.80             16741.90            20126.20


AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

* On February 1, 2000, Capital Guardian Trust Company became the Portfolio Manager of the Series. Prior to that date, the Series had been advised by another Portfolio Manager.

TOP FIVE EQUITY HOLDINGS AS OF
DECEMBER 31, 2001
(percentage of total net assets)
   1. Polaris Industries, Inc.                            1.5%
   2. Dollar Tree Stores, Inc.                            1.4%
   3. Everest Re Group Ltd.                               1.4%
   4. Dreyer's Grand Ice Cream, Inc.                      1.4%
   5. LTX Corporation                                     1.2%

TOP FIVE SECTORS AS OF DECEMBER 31, 2001
(percentage of total portfolio holdings)
   1. Technology                                         22.6%
   2. Consumer Discretionary                             19.0%
   3. Financial                                          13.5%
   4. Industrials                                        12.3%
   5. Health Care                                        10.2%

                                  THE GCG TRUST
                              MID-CAP GROWTH SERIES


HOW DID THE SERIES PERFORM RELATIVE TO ITS BENCHMARK FOR THE PERIOD?
For the year ended December 31, 2001, the Mid-Cap Growth Series (the "Series") provided a total return of (23.62)%. During the same period, the Russell Mid-Cap Growth Index and the Russell 2000 Index returned (20.15)% and 2.49%, respectively.

WHAT WERE THE MAJOR TRENDS IN THE MARKETS AFFECTING THE SERIES' PERFORMANCE?
The sharp slowdown in the U.S. economy that began in the spring of 2000 continued through most of the period, with a majority of companies reporting reduced earnings compared to the same period a year earlier. Most market sectors suffered double-digit losses, and the losses were greatest in sectors that historically have held the greatest opportunities for growth investors--such as technology and telecommunications. Although the overall market rallied in the last quarter of 2001 from its post-September 11 lows, we think that even amid the rally the market continued to be short-sighted--judging companies largely on what might happen over the next quarter or two.

It seemed to us that investors were giving little value to what we believe characterizes a good mid-cap growth company: high market share in a rapidly-growing industry. In our experience, these qualities--market share and growth--have been strong drivers of stock prices over the long term, and a market that temporarily undervalues those qualities presents opportunities for long-term investors.

WHAT SECTORS CONTRIBUTED POSITIVELY/NEGATIVELY TO THE SERIES' PERFORMANCE?
Amid this challenging environment, some areas where we had strong concentrations did not perform as well as we had hoped, and some areas in which we were underweight did relatively well. Our large technology weighting hurt performance for much of the period, but most of those holdings came back strongly in the fourth-quarter rally. Although most of our health care holdings performed well, we were underweight in this sector, and it outperformed for most of the year. Retail was another area that did well over the short term. However, we were underweight in the sector because we believed that consumer spending would likely decline in an economy that, according to the National Bureau of Economic Research, has been in a recession since last March.

WHAT IS YOUR OUTLOOK FOR NEXT YEAR?
As of the end of the period, we think the big question in investors' minds was whether or not the rally we saw at the end of 2001 would be sustainable. We would argue that massive government stimuli in the wake of September 11--including lower interest rates and increased federal spending--was in part responsible for the rally. We think government policy did a great job of averting what could have been a much harder shock to consumer spending, which accounts for two-thirds of the U.S. economy. Retail and automotive sales, in particular, were much better in the fourth quarter than anyone would have expected after September 11.

However, our view is that we may have borrowed from the future, in the sense that we have not yet felt the full effect of rising unemployment and a slowing economy. So although we are cautiously optimistic about 2002, we think it will not be an easy year for the market. We think such an uncertain environment plays to our strength, which we believe is the quality of our in-house research. As of the end of the period, the Series was positioned in a number of areas that we feel have potential that is not yet recognized by the market.


                                        MASSACHUSETTS FINANCIAL SERVICES COMPANY



--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2001

                                   1 YEAR     (23.62)%
              SINCE 8/14/1998 (INCEPTION)      17.36%
--------------------------------------------------------------------------------

[LINE GRAPH OMITTED]

               MID-CAP GROWTH SERIES     RUSSELL MID-CAP INDEX(1) RUSSELL 2000 INDEX(1)  RUSSELL MID-CAP GROWTH INDEX
8/14/98             10000.00                  10000.00                 10000.00                  10000.00
12/98               11612.50                  10593.20                 10105.90                  11007.70
6/99                14082.60                  11688.10                 11044.10                  12569.60
12/99               20792.70                  12524.50                 12254.00                  16653.80
6/00                25606.10                  13165.40                 12626.10                  18677.50
12/00               22492.80                  13557.70                 11883.80                  14697.20
6/01                21336.50                  13291.80                 12698.20                  12792.00
12/01               17179.20                  12795.20                 12179.30                  11735.50

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

1 The Russell Mid-Cap Growth Index and the Russell 2000 Index have been determined to be the most appropriate indicies to be used for comparative purposes. In the future, the Russell Mid-Cap Growth and the Russell 2000 will be the only indicies compared to the Series.

TOP FIVE EQUITY HOLDINGS AS OF
DECEMBER 31, 2001
(percentage of total net assets)
   1. VeriSign, Inc.                                      9.2%
   2. CSG Systems International, Inc.                     5.1%
   3. Apache Corporation                                  4.9%
   4. EOG Resources, Inc.                                 4.3%
   5. Devon Energy Corporation                            4.3%

TOP FIVE SECTORS AS OF DECEMBER 31, 2001
(percentage of total portfolio holdings)
   1. Technology                                         30.7%
   2. Energy                                             23.6%
   3. Health Care                                        14.4%
   4. Business Services                                   9.8%
   5. Leisure                                             7.4%

                                  THE GCG TRUST
                             STRATEGIC EQUITY SERIES

HOW DID THE SERIES PERFORM?
The Strategic Equity Series (the "Series") had a total return for the year of (21.17)%. By comparison, the Russell Mid-Cap Growth Index returned (20.15)% and the Standard & Poor's Mid-Cap 400 Index returned (0.62)% for the same period.

WHAT WERE THE MAJOR TRENDS IN THE MARKETS AFFECTING THE SERIES' PERFORMANCE?
The markets and the economy remained volatile throughout 2001. Negative earnings announcements and revisions were prevalent during the year as many corporations were caught off guard by the magnitude of the economic slowdown that began in the latter part of 2000. This slowdown followed 10 years of growth--the longest expansion on record. The terrorist attacks on the United States on September 11th dealt a huge blow to an already faltering U.S. economy. The attacks cost over $60 billion in real estate, income and job losses. The New York Stock Exchange (NYSE) closed for four days following the attacks, and the U.S. economy was at a virtual standstill during the initial weeks following the attacks. The week the NYSE reopened, the Dow Jones Industrial Average (DJIA) was off 1,370 points, the worst five-day performance for the index since the Great Depression. The DJIA has since recovered to pre-attack levels but remains below its highs in 2000.

The year 2001 ended with growth stocks out of favor and value stocks strongly outperforming growth stocks for the full year. However, since the market lows in late September, the performance differential between growth and value has narrowed, as growth stocks and small-cap growth companies have outperformed value issues. Large-cap growth stocks were hit hardest during the year with small-cap value-oriented stocks being the best performers.

WHAT SECTORS CONTRIBUTED TO THE SERIES' PERFORMANCE?
While most sectors suffered during an exceptionally turbulent year, financials and information technology were hit especially hard and detracted from performance. The Series was overweight in financials and slightly underweight in technology. Conversely, investments for the portfolio in the consumer discretionary and health care sectors added value relative to the benchmark during the year.

WHAT IS YOUR OUTLOOK FOR THE MARKETS/PORTFOLIO?
Many economic indicators have begun to show signs of stabilization and point to an improving economic landscape. In 2001, an unprecedented amount of fiscal and monetary stimulus was injected into the economy. The U.S. Government spent approximately $100 billion following the events of September 11th to help bailout the airline industry, rebuild New York City and the Pentagon and defend the United States against terrorism. The Federal Open Market Committee cut short-term interest rates by 4.75% taking rates from 6.50% at the beginning of the year to the current 1.75%. Corporate inventories declined dramatically during the year and are now more in line with consumer demand, and the price of oil has declined in recent months. While we recognize that a few drags on the economy remain, e.g. consumer debt burden, a post technology bubble environment, deflation risk, etc., the evidence pointing to a recovery in 2002 outweigh the lingering drags, and we believe that U.S. GDP growth will be positive in the second half of 2002.


                                            A I M CAPITAL MANAGEMENT GROUP, INC.



--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2001

                                   1 YEAR     (21.17)%
                                   5 YEAR       6.01%
              SINCE 10/2/1995 (INCEPTION)       7.86%
--------------------------------------------------------------------------------

[LINE GRAPH OMITTED]

              STRATEGIC EQUITY SERIES  RUSSELL MID-CAP GROWTH INDEX     S&P MID-CAP 400 INDEX
10/2/95              10000.00                    10000.00                      10000.00
12/95                10033.40                    10188.40                      10142.90
12/96                11979.20                    11969.00                      12090.50
12/97                14752.90                    14667.10                      15990.00
12/98                14877.00                    17287.20                      19046.30
12/99                23243.70                    26154.30                      21850.00
12/00                20349.50                    23081.40                      25675.20
12/01                16041.00                    18430.20                      25517.20

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

* On March 1, 1999, A I M Capital Management Group, Inc. became the Portfolio Manager of the Series. Prior to that date, the Series had been advised by another Portfolio Manager.

TOP FIVE EQUITY HOLDINGS AS OF
DECEMBER 31, 2001
(percentage of total net assets)
   1. UTStarcom, Inc.                                     1.8%
   2. Express Scripts, Inc.                               1.8%
   3. Laboratory Corporation of America Holdings          1.6%
   4. The Shaw Group, Inc.                                1.6%
   5. Abercrombie & Fitch Company, Class A                1.6%

TOP FIVE SECTORS AS OF DECEMBER 31, 2001
(percentage of total portfolio holdings)
   1. Technology                                         31.4%
   2. Health Care                                        23.7%
   3. Consumer Discretionary                             16.8%
   4. Financial                                           8.8%
   5. Industrials                                         8.4%

                                  THE GCG TRUST
                            SPECIAL SITUATIONS SERIES

HOW DID THE SERIES PERFORM FOR THE YEAR?
The Special Situations Series ("the "Series") returned (5.03)% for the year ended December 31, 2001. The Standard & Poor's 500 Index returned (11.88)% for the same period.

WHAT WERE THE MAJOR TRENDS IN THE MARKETS AFFECTING THE SERIES' PERFORMANCE? While the first nine months of the year were difficult as the market searched for signs of an economic bottom, September 11th threw an already tenuous economy into disarray. The aftermath of the attacks led to a severe capital loss in the Series during the third quarter, although the Series later advanced, convincingly outperforming its benchmark during the fourth quarter. Corporate profits weakened and unemployment climbed, and by the time the experts confirmed in late November that the U.S. economy had been in recession since March, investors had already discounted expectations for a mid-2002 recovery. Encouraged by the Federal Reserve's aggressive interest-rate cuts, equity markets moved higher toward the end of the year, occasionally surpassing pre-September 11 levels.

WHAT OTHER FACTORS CONTRIBUTED TO THE SERIES' PERFORMANCE?
We appreciably increased our media holdings during the period. Following the events of September 11, Viacom, Inc., along with Clear Channel Communications, Inc., Westwood One, Inc., and Lamar Advertising Company, collapsed to levels that simply did not make sense, and we chose to take advantage of those low prices. We are particularly fond of media companies because of the substantial levels of free cash flow they generate. In the final months of the year, Viacom, whose stable of premier assets includes CBS, MTV, VH1 and Nickelodeon, led media firms in a climb back out of the worst advertising slump in a decade, which had been exacerbated by the terrorist attacks.

Although we tend to shy away from pure-play technology stocks, at least one of our holdings in this area helped the Series' performance. Several missteps earlier in the year by Apple Computer, Inc. allowed us to add to our holdings in the firm, which worked to the Series' benefit. Apple has delivered on its efforts to work off excess inventory and restore profitability, while maintaining a strong balance sheet with $12 per share in cash.

We also profited from solid performance by Moody's Corporation, the global credit rating and research firm. Demand for its risk management and rating services has soared, particularly in light of the increasing complexity of financial instruments as well as a move toward the privatization of European debt. Furthermore, Moody's has few competitors, allowing it to exert considerable pricing power while generating robust free cash flow and strong year-over-year revenue gains.

Elsewhere, leading natural gas producer El Paso Corp. came under pressure as prices for the commodity slumped to two-year lows and the collapse of energy trader Enron Corp. sent shock waves throughout the sector. In the aftermath of Enron's bankruptcy, El Paso announced plans to reduce its debt ratios and strengthen its balance sheet in the coming year.

WHAT IS YOUR OUTLOOK FOR 2002?
Although the market proved more resilient after the September 11th downturn than anyone could have imagined, we expect volatility to continue. Regardless of the near-term outlook, we believe we can identify special situations poised to benefit from pricing inefficiencies in the marketplace. Yet, no matter how reasonably priced a stock appears, we will continue to focus only on those whose business fundamentals and risk profiles are compatible with the Series objectives.


                                                       JANUS CAPITAL CORPORATION

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2001

                                   1 YEAR      (5.03)%
              SINCE 10/2/2000 (INCEPTION)     (12.46)%
--------------------------------------------------------------------------------

[LINE GRAPH OMITTED]
              SPECIAL SITUATIONS SERIES    S&P 500 INDEX
10/2/00              10000.00                10000.00
12/00                 8920.43                 9218.11
3/01                  8489.93                 8125.92
6/01                  8710.18                 8601.15
9/01                  7388.63                 7339.18
12/01                 8471.90                 8123.36

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF
DECEMBER 31, 2001
(percentage of total net assets)
   1. Cadence Design Systems, Inc.                        4.6%
   2. El Paso Corporation                                 4.4%
   3. Apple Computer, Inc.                                4.2%
   4. Viacom, Inc., Class B                               3.9%
   5. Toys "R" Us, Inc.                                   3.9%

TOP FIVE SECTORS AS OF DECEMBER 31, 2001
(percentage of total portfolio holdings)
   1. Communications                                     24.7%
   2. Technology                                         18.4%
   3. Energy                                             14.2%
   4. Consumer Cyclicals                                 13.8%
   5. Financial                                          10.2%

                                  THE GCG TRUST
                                  GROWTH SERIES

HOW DID THE SERIES PERFORM FOR THE PERIOD?
Economic and market conditions both before and after the September 11 attacks worked against the Growth Series (the "Series"), which returned (30.23)% for the year ended December 31, 2001, compared to a return of (11.88)% for our benchmark, the Standard & Poor's 500 Index, for the same period.

WHAT WERE THE MAJOR TRENDS IN THE MARKETS AFFECTING THE SERIES' PERFORMANCE? While prior to September 11 the U.S. economy was weakening, the severity of the decline was underestimated. Late summer brought signs of economic stabilization, particularly in the technology sector, as excess inventories were steadily sold off. But the events of September 11 destabilized an already shaky market, and the economic contraction slowed spending and spurred rising unemployment. The Federal Reserve continued its aggressive credit easing campaign with 11 rate cuts in 2001, while economists finally confirmed a recession.

WHAT OTHER FACTORS CONTRIBUTED TO THE SERIES' PERFORMANCE?
During the year we attempted to achieve greater balance in our industry exposure, combining the growth stocks we typically favor with those more economically sensitive. Technology holdings were hard-hit but rebounded by the end of the year. Meanwhile, the media and cable industry slowly climbed out of the worst advertising slump in a decade.

We increased our healthcare exposure, which benefited from the relative stability of revenue streams and cash flows during times of economic turmoil. We focused on three sub-sectors of the healthcare arena, investing in healthcare service companies such as hospital operator Tenet Healthcare, smaller-cap medical device providers such as Waters Corporation and large-cap pharmaceutical giants such as Pfizer Inc. However, several biotech and healthcare holdings later lost ground as investors took profits in the wake of a relatively strong third quarter for these sectors.

In financial services, we either purchased or added to Citigroup, Inc., Berkshire Hathaway and Fannie Mae. Citigroup, Inc., with its diverse and global revenue base, responded effectively to the weaker economy with aggressive cost-cutting measures, a move into more stable financial banking businesses, and an expansion of its international presence. Reinsurance leader Berkshire Hathaway stands to benefit from anticipated double-digit premium increases next year. Mortgage underwriter Fannie Mae benefited from the lower interest rate environment, which sparked a wave of refinancing.

WHAT IS YOUR OUTLOOK FOR MARKETS AND SERIES?
We will likely see more market volatility as fourth quarter earnings are released, but expect that the financial markets will almost certainly anticipate a turnaround in 2002. We have reduced the Series weight in more economically sensitive industries, such as technology, media, energy and industrials. At the same time, we have increased exposure to companies that are more resistant to economic weakness, like financial services and healthcare. Regardless of the future, we remain committed to adding value by identifying companies we believe will emerge as winners as the economy stabilizes.


                                                       JANUS CAPITAL CORPORATION



--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2001

                                   1 YEAR     (30.23)%
              SINCE 8/14/1998 (INCEPTION)       3.16%
--------------------------------------------------------------------------------

[LINE GRAPH OMITTED]
                  GROWTH SERIES            S&P 500 INDEX
8/14/98             10000.00                 10000.00
12/98               11460.00                 11040.60
6/99                13947.20                 12406.00
12/99               20413.80                 13362.80
6/00                19745.50                 13305.80
12/00               15925.70                 12146.60
6/01                13147.90                 11333.60
12/01               11110.90                 10704.00

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

* On March 1, 1999, Janus Capital Corporation became the Portfolio Manager of the Series. Prior to that date, the Series had been advised by another Portfolio Manager.

TOP FIVE EQUITY HOLDINGS AS OF
DECEMBER 31, 2001
(percentage of total net assets)
   1. Nokia Oyj, ADR                                      6.9%
   2. Citigroup, Inc.                                     4.5%
   3. Comcast Corporation, Special Class A                4.2%
   4. Liberty Media Corporation, Class A                  4.2%
   5. Pfizer, Inc.                                        4.0%

TOP FIVE SECTORS AS OF DECEMBER 31, 2001
(percentage of total portfolio holdings)
   1. Communications                                     35.5%
   2. Financial                                          18.7%
   3. Consumer Non-cyclicals                             18.2%
   4. Industries                                         13.8%
   5. Technology                                          9.1%

                                  THE GCG TRUST
                             DEVELOPING WORLD SERIES

HOW DID THE SERIES PERFORM?
The Developing World Series (the "Series") produced a return of (5.25)% for the year ended December 31, 2001. The Morgan Stanley Capital International Emerging Markets Free Index had a return of (2.37)% during the same period.

WHAT WERE THE MAJOR TRENDS AFFECTING THE SERIES PERFORMANCE?
The key themes during the year have been further poor economic and corporate announcements, but there had been a bottoming of investor expectations in anticipation of a recovery and therefore a substantial appreciation of markets in the fourth quarter of 2001. This appreciation has represented a significant outperformance versus developed markets because of the valuation discount and the improving risk return profile of emerging markets. Equity markets have shrugged off oil price uncertainty, the worsening economic crisis in Argentina and the military action underway in Afghanistan.

The portfolio strategy has remained positioned to benefit from the strong current liquidity conditions and better global growth environment expected during 2002. This was reflected in an overweight position in Korea and Mexico, with additional money added to Korea during the year. Another strategy theme that developed involved a change of view on Turkey from a significant underweight to an overweight position.

WHAT IS YOUR OUTLOOK FOR THE MARKETS AND SERIES?
As we enter 2002 we believe the fundamentals for the asset class are positive and improving. We conclude that the positive relative performance of emerging versus developed markets should continue. This should lead to new money being allocated to the asset class reversing a negative trend that has persisted for the last 7 years.

We remain watchful of the appearance of external or domestic risks that could threaten the current positive outlook. Among these we would include a sharp weakening of the Yen, oil price volatility or problems faced by the international alliance against terrorism.

In conclusion, despite the risks identified, the fundamentals for the asset class remain compelling. We believe there are a number of powerful factors that are converging in support of Global Emerging markets. They include the following; excess liquidity, underownership of the asset class, attractive valuations, declining contagion between markets, declining implied risk and the prospect of the recovery of the U.S. economy during 2002. We believe the combination of these factors is likely to result in attractive returns from emerging markets.


                                         BARING INTERNATIONAL INVESTMENT LIMITED



--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2001

                                   1 YEAR      (5.25)%
              SINCE 2/18/1998 (INCEPTION)      (7.25)%
--------------------------------------------------------------------------------


[LINE GRAPH OMITTED]
                       DEVELOPING    MORGAN STANLEY CAPITAL INTERNATIONAL
                      WORLD SERIES       EMERGING MARKETS FREE INDEX
2/18/98                 10000.00             10000.00
6/98                     8260.00              8803.85
12/98                    7373.02              8101.42
6/99                     9543.90             11331.30
12/99                   11919.10             13481.40
6/00                    10939.60             12404.40
12/00                    7891.34              9354.76
6/01                     7662.66              9201.15
12/01                    7477.08              9132.86

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

* On March 1, 1999, Baring International Investment Limited became the Portfolio Manager of the Series. Prior to that date, the Series had been advised by another Portfolio Manager.

TOP FIVE EQUITY HOLDINGS AS OF
DECEMBER 31, 2001
(percentage of total net assets)
   1. Samsung Electronics                                 7.6%
   2. Kookmin Bank                                        3.6%
   3. Anglo American Plc                                  3.6%
   4. China Mobil (Hong Kong) Ltd.                        3.2%
   5. Taiwan Semiconductor Manufacturing
   Company Ltd., ADR                                      2.9%

TOP FIVE COUNTRIES AS OF DECEMBER 31, 2001
(percentage of total portfolio holdings)
   1. Korea                                              21.9%
   2. Taiwan                                             14.7%
   3. Mexico                                             12.7%
   4. Brazil                                              9.7%
   5. Hong Kong                                           6.6%

                                  THE GCG TRUST
                          INTERNET TOLLKEEPERSM* SERIES

HOW DID THE SERIES PERFORM SINCE ITS INCEPTION?
Since its inception on May 1, 2001, the Internet Tollkeeper Series (the "Series") had a total return of (23.10)%. This compares to returns of (25.34)% for the Goldman Sachs Internet Index and (7.63)% for the NASDAQ Composite Index.

WHAT WERE THE MAJOR TRENDS IN THE MARKETS AFFECTING THE SERIES' PERFORMANCE?
The U.S. equity markets experienced a difficult year, with most of the major indexes finishing in negative territory. Throughout 2001, investors dealt with the abrupt slowdown in the U.S. economy's growth rate and the resulting sluggish business environment. At the beginning of the year the market's weakness was, for the most part, concentrated in the technology sector. The drivers of the precipitous drop in many of this sector's issues were weakening end-market demand, significant inventory build-up and downward earnings revisions. As the economy's growth slowed even further, more industries began to report a slowdown in business and investors sold stocks across the board. In an effort to jolt the sluggish economy, the Federal Reserve Board (the "Fed") lowered the Fed Funds rate on eleven separate occasions in 2001. Despite the rationale that lower interest rates spur investment and in turn boost stock prices, the market did not soar on the heels of the looser monetary policy.

WHAT OTHER FACTORS ATTRIBUTED TO THE SERIES' POSITIVE/NEGATIVE PERFORMANCE VS. THE BENCHMARK?
We own a diversified portfolio of media companies, which includes broadcast, cable, and radio providers. We believe these companies will be major Internet beneficiaries, due to their ability to leverage valuable copyrighted content. AOL Time Warner, Inc., the global media company, maintains some of the most recognizable brands in the world, combining the leaders in Internet, copyrights ownership, movie studios, cable stations, magazine publishing and music. Viacom, Inc., Westwood One Corporation and Liberty Media Group also satisfy our criteria with stable or growing subscriber-bases, dominant positions in media segments, strong brand names and recurring revenue streams. While the entire industry has suffered due to an advertising slowdown, we believe we own the companies that are positioned to benefit most significantly when there is a recovery.

WHAT IS YOUR OUTLOOK FOR MARKETS/PORTFOLIO?
The U.S. equity markets were exceptionally volatile throughout 2001. While we previously assumed that the economy would grow modestly each year, we have now changed that assumption to a flat or more likely a recessionary environment for the next several quarters. This is not a forecast, but rather an assumption so that we can test the strength of our companies under a possible difficult economic environment. Within that framework, we are re-emphasizing our focus on the balance sheets and cash flows--a practice that we have always followed. Most importantly we are analyzing the strategic position of our companies, not only from a marketing standpoint, but from a sustainability standpoint as well.


                                                  GOLDMAN SACHS ASSET MANAGEMENT



--------------------------------------------------------------------------------
                             AGGREGATE TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2001

               SINCE 5/1/2001 (INCEPTION)     (23.10)%
--------------------------------------------------------------------------------


[LINE GRAPH OMITTED]

              INTERNET TOLLKEEPER SERIES      GOLDMAN SACHS INTERNET INDEX
5/01                10,000.00                        10,000.00
5/31/01              9,800.00                         9,972.49
6/30/01              9,780.00                         9,800.11
7/01                 8,650.00                         8,320.52
8/01                 7,610.00                         6,620.46
9/01                 6,220.00                         5,354.14
10/01                6,580.00                         5,827.94
11/01                7,530.00                         7,200.98
12/01                7,690.00                         7,465.63


TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF
DECEMBER 31, 2001
(percentage of total net assets)
   1. Viacom, Inc., Class B                               7.0%
   2. Microsoft Corporation                               6.7%
   3. AOL Time Warner, Inc.                               5.8%
   4. Crown Castle International Corporation              4.4%
   5. First Data Corporation                              4.1%

TOP FIVE SECTORS AS OF DECEMBER 31, 2001
(percentage of total portfolio holdings)
   1. Technology                                         41.8%
   2. Consumer Services                                  28.3%
   3. Commercial Services                                10.0%
   4. Telecommunications                                  9.2%
   5. Financial                                           5.0%

*Internet Tollkeeper(SM) is a registered servicemark of Goldman, Sachs & Co.

--------------------------------------------------------------------------------
DESCRIPTION OF COMPARATIVE INDICES
--------------------------------------------------------------------------------


     GOLDMAN SACHS INTERNET INDEX -- a capitalization-weighted index of selected Internet companies.

     LEHMAN BROTHERS 1-5 YEAR U.S. GOVERNMENT/CREDIT BOND INDEX -- an index of publicly issued investment grade fixed-rated debt issues, including Treasuries, Agencies and credit securities with a maturity of one to five years.

     LEHMAN BROTHERS AGGREGATE BOND INDEX -- a market value-weighted index of investment grade fixed-rated debt issues, including Government, corporate, asset-backed, and mortgage backed securities, with a maturity of one year or more.

     LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX -- an index comprised of U.S. government securities and investment grade corporate debt securities.

     MERRILL LYNCH 1-5 YEAR CORPORATE/GOVERNMENT BOND INDEX -- an index comprised of government and investment-grade corporate debt securities with remaining maturities of one to five years.

     MERRILL LYNCH 3-MONTH TREASURY BILL INDEX -- an index comprised of U.S. Treasury Bills with initial maturities of three months.

     MERRILL LYNCH GLOBAL GOVERNMENT BOND INDEX II -- an index comprised of government bonds from major companies, including the United States.

     MORGAN STANLEY CAPITAL INTERNATIONAL ALL COUNTRY WORLD FREE INDEX -- an index comprised of equity securities in countries around the world, including the United States, other developed countries and emerging markets.

     MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS FREE INDEX -- an index comprised of equity securities in emerging markets.

     NASDAQ COMPOSITE INDEX -- a capitalization weighted index comprised of all NASDAQ National Market and Small-Cap stocks.

     RUSSELL 2000 INDEX -- an index representing the 2,000 smallest companies in the Russell 3000 Index, which contains the 3,000 largest U.S. companies, based on total market capitalization.

     RUSSELL 3000 INDEX -- an index comprised of the 3,000 largest U.S. companies, based on total market capitalization.

     RUSSELL MID-CAP INDEX -- an index consisting of the 800 smallest companies in the Russell 1000 Index. The Russell 1000 Index contains the 1,000 largest companies in the U.S.

     RUSSELL MID-CAP GROWTH INDEX -- an index that measures the performance of those Russell Mid-Cap Companies with higher price-to-book ratios and higher forecasted growth values.

     STANDARD & POOR'S 500 INDEX (S&P 500) -- an index composed of 500 U.S. stocks.

     STANDARD & POOR'S BARRA GROWTH INDEX -- an index composed of the faster growing companies in the S&P 500 with higher price-to-book ratios.

     STANDARD & POOR'S BARRA VALUE INDEX -- an index composed of the slower growing and undervalued companies in the S&P 500 with lower price-to-book ratios.

     STANDARD & POOR'S MID-CAP 400 INDEX (S&P 400) -- an index composed of 400 mid-cap U.S. stocks.

     WILSHIRE 5000 INDEX -- an index comprised of all U.S. headquartered equity securities with readily available price data. Over 7,000 capitalization weighted security returns are used to adjust the index.

     WILSHIRE REAL ESTATE SECURITIES INDEX -- an equity index consisting of real estate investment trusts (REITs) and real estate operating companies (RECs).

     SECTOR WEIGHTINGS -- The "sector" weightings shown on the previous pages are as of December 31, 2001. Sectors are broad-based categories that generally span multiple industries and are not the same as industry classifications. Any target levels or limitations on a portfolio's weighting in a particular sector is discussed in the portfolio's prospectus description. See "Portfolio of Investments" for each Series, later in this report, for information on the more diversified industry weightings to which concentration limitations apply.

                     This page is intentionally left blank.

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                                  THE GCG TRUST

                                DECEMBER 31, 2001


                                                                          LIMITED
                                                        LIQUID           MATURITY          CORE             FULLY
                                                         ASSET             BOND            BOND            MANAGED
                                                        SERIES            SERIES          SERIES           SERIES
                                                        ------          ----------       --------         ---------
ASSETS
Investments (Notes 1, 3 and 4):
   At identified cost .............................  $1,050,663,306    $448,240,711    $174,608,076    $477,818,578
                                                     --------------    ------------    ------------    ------------
                                                     --------------    ------------    ------------    ------------
   At value (a) ...................................  $1,050,663,306    $454,663,341    $174,007,474    $535,197,877
Cash, including foreign currency, at value ........             627             112         385,220     149,795,230
Receivables:
   Shares of beneficial interest sold .............      71,148,361       1,929,296       2,591,719       1,114,775
   Investment securities sold .....................              --           1,502      32,964,642              --
   Interest rate swap agreements ..................              --              --         234,945              --
   Dividends and/or interest ......................       4,967,993       5,898,274       1,123,054       2,399,713
                                                     --------------    ------------    ------------    ------------
       Total Assets ...............................   1,126,780,287     462,492,525     211,307,054     688,507,595
                                                     --------------    ------------    ------------    ------------
LIABILITIES:
Payables:
   Shares of beneficial interest redeemed .........         153,954             226             566           1,716
   Investment securities purchased ................              --              --      84,545,170              --
   Sale commitments, at value .....................              --              --       3,945,004              --
   Payable for forward foreign currency
     contracts (Note 1) ...........................              --              --          80,180              --
Options written (Premiums received $502,670) ......              --              --         559,695              --
                                                     --------------    ------------    ------------    ------------
       Total Liabilities ..........................         153,954             226      89,130,615           1,716
                                                     --------------    ------------    ------------    ------------
NET ASSETS ........................................  $1,126,626,333    $462,492,299    $122,176,439    $688,505,879
                                                     --------------    ------------    ------------    ------------
                                                     --------------    ------------    ------------    ------------
NET ASSETS CONSIST OF:
Paid-in Capital ...................................  $1,126,617,235    $456,091,363    $122,830,633    $631,294,126
Undistributed (distributions in excess of)
   net investment income ..........................              --         112,784          43,772         330,606
Accumulated net realized gain/(loss) on securities,
   written options, long options, futures contracts,
   forward foreign currency exchange contracts
   and foreign currency transactions ..............           9,098        (134,462)       (75,249)        (498,094)
Net unrealized appreciation/(depreciation) on
   securities, written options, long options, futures
   contracts, forward foreign currency exchange
   contracts and other assets and liabilities
   denominated in foreign currencies ..............              --       6,422,614       (622,717)      57,379,241
                                                     --------------    ------------    ------------    ------------
       Total Net Assets ...........................  $1,126,626,333    $462,492,299    $122,176,439    $688,505,879
                                                     --------------    ------------    ------------    ------------
                                                     --------------    ------------    ------------    ------------
Shares of beneficial interest outstanding .........   1,126,623,117      41,957,155      12,485,569      39,342,627
                                                     --------------    ------------    ------------    ------------
                                                     --------------    ------------    ------------    ------------
NET ASSET VALUE, offering price and redemption
   price per share of beneficial interest
   outstanding ....................................  $         1.00    $      11.02    $       9.79    $      17.50
                                                     --------------    ------------    ------------    ------------
                                                     --------------    ------------    ------------    ------------


                                                                           ASSET
                                                            TOTAL       ALLOCATION         EQUITY           ALL            GROWTH
                                                            RETURN        GROWTH           INCOME           CAP          AND INCOME
                                                            SERIES        SERIES           SERIES         SERIES           SERIES
                                                           --------     ----------        --------       --------       -----------
ASSETS
Investments (Notes 1, 3 and 4):
   At identified cost .............................    $  991,212,443   $46,926,369     $409,523,602   $313,924,185     $93,559,135
                                                       --------------   -----------     ------------   ------------     -----------
                                                       --------------   -----------     ------------   ------------     -----------
   At value (a) ...................................    $1,005,834,720   $46,817,535     $413,702,273   $315,578,275     $94,324,732
Cash, including foreign currency, at value ........        10,037,769     4,212,938       23,427,032            139          43,761
Receivables:
   Shares of beneficial interest sold .............            23,853       531,623           42,563        481,691         887,384
   Investment securities sold .....................         6,022,164            --               --        429,024          22,692
   Interest rate swap agreements ..................                --            --               --             --             --
   Dividends and/or interest ......................         5,644,778       197,132          594,201        761,516         121,135
                                                       --------------   -----------     ------------   ------------     -----------
       Total Assets ...............................     1,027,563,284    51,759,228      437,766,069    317,250,645       5,399,704
                                                       --------------   -----------     ------------   ------------     -----------
LIABILITIES:
Payables:
   Shares of beneficial interest redeemed .........         4,110,029            21        3,153,115          1,790           8,435
   Investment securities purchased ................        20,729,440        35,935        7,886,694     10,218,872       2,169,446
   Sale commitments, at value .....................                --            --              --              --              --
   Payable for forward foreign currency
     contracts (Note 1) ...........................                --            --              --              --              --
Options written (Premiums received $502,670) ......                --            --              --              --              --
                                                       --------------   -----------     ------------   ------------     -----------
       Total Liabilities ..........................        24,839,469        35,956       11,039,809     10,220,662       2,177,881
                                                       --------------   -----------     ------------   ------------     -----------
NET ASSETS ........................................    $1,002,723,815   $51,723,272     $426,726,260   $307,029,983     $93,221,823
                                                       --------------   -----------     ------------   ------------     -----------
                                                       --------------   -----------     ------------   ------------     -----------
NET ASSETS CONSIST OF:
Paid-in Capital ...................................    $  991,628,531   $52,981,597     $429,295,363   $310,751,227     $97,498,629
Undistributed (distributions in excess of)
   net investment income ..........................           355,581            --          225,584          9,490          13,426
Accumulated net realized gain/(loss) on securities,
   written options, long options, futures contracts,
   forward foreign currency exchange contracts
   and foreign currency transactions ..............        (3,876,881)   (1,149,491)      (6,973,358)    (5,384,824)     (5,055,886)
Net unrealized appreciation/(depreciation) on
   securities, written options, long options, futures
   contracts, forward foreign currency exchange
   contracts and other assets and liabilities
   denominated in foreign currencies ..............        14,616,584      (108,834)       4,178,671      1,654,090        765,654
                                                       --------------   -----------     ------------   ------------     -----------
       Total Net Assets ...........................    $1,002,723,815   $51,723,272     $426,726,260   $307,029,983     $93,221,823
                                                       --------------   -----------     ------------   ------------     -----------
                                                       --------------   -----------     ------------   ------------     -----------
Shares of beneficial interest outstanding .........        62,763,836     5,937,439       37,386,581     26,619,784      10,389,821
                                                       --------------   -----------     ------------   ------------     -----------
                                                       --------------   -----------     ------------   ------------     -----------
NET ASSET VALUE, offering price and redemption
   price per share of beneficial interest
   outstanding ....................................    $        15.98   $      8.71     $      11.41   $      11.53     $      8.97
                                                       --------------   -----------     ------------   ------------     -----------
                                                       --------------   -----------     ------------   ------------     -----------



                                                           REAL           VALUE                     INTERNATIONAL      RISING
                                                          ESTATE         EQUITY        INVESTORS       EQUITY         DIVIDENDS
                                                          SERIES         SERIES         SERIES         SERIES          SERIES
                                                         --------       --------      -----------   -------------    -----------
ASSETS
Investments (Notes 1, 3 and 4):
   At identified cost .............................    $118,939,070   $204,299,351    $96,884,729   $152,074,973     $723,979,449
                                                       ------------   ------------    -----------   ------------     ------------
                                                       ------------   ------------    -----------   ------------     ------------
   At value (a) ...................................    $123,616,438   $205,263,331    $95,227,540   $153,997,944     $792,628,934
Cash, including foreign currency, at value ........       6,841,198          1,083            812     29,636,976              992
Receivables:
   Shares of beneficial interest sold .............         300,362         26,303        130,582         21,161          425,078
   Investment securities sold .....................       7,174,725        301,227             --      1,885,282               --
   Interest rate swap agreements ..................              --             --             --             --               --
   Dividends and/or interest ......................         772,389        204,770        132,905         79,960          583,777
                                                       ------------   ------------    -----------   ------------     ------------
       Total Assets ...............................     138,705,112    205,796,714     95,491,839    185,621,323      793,638,781
                                                       ------------   ------------    -----------   ------------     ------------
LIABILITIES:
Payables:
   Shares of beneficial interest redeemed .........              70      1,121,756             17     10,614,490           37,804
   Investment securities purchased ................       8,061,564             --        144,671      3,430,210
   Sale commitments, at value .....................              --             --             --             --               --
   Payable for forward foreign currency
     contracts (Note 1) ...........................              --             --             --             --               --
Options written (Premiums received $502,670) ......              --             --             --             --               --
                                                       ------------   ------------    -----------   ------------     ------------
       Total Liabilities ..........................       8,061,634      1,121,756        144,688     14,044,700           37,804
                                                       ------------   ------------    -----------   ------------     ------------
NET ASSETS ........................................    $130,643,478   $204,674,958    $95,347,151   $171,576,623     $793,600,977
                                                       ------------   ------------    -----------   ------------     ------------
                                                       ------------   ------------    -----------   ------------     ------------
NET ASSETS CONSIST OF:
Paid-in Capital ...................................    $122,737,428   $206,943,869    $98,771,299   $169,301,912     $789,519,555
Undistributed (distributions in excess of)
   net investment income ..........................         560,406         42,564         18,228             --          243,401
Accumulated net realized gain/(loss) on securities,
   written options, long options, futures contracts,
   forward foreign currency exchange contracts
   and foreign currency transactions ..............       2,668,277     (3,275,455)    (1,785,187)       351,740      (64,811,464)
Net unrealized appreciation/(depreciation) on
   securities, written options, long options, futures
   contracts, forward foreign currency exchange
   contracts and other assets and liabilities
   denominated in foreign currencies ..............       4,677,367        963,980     (1,657,189)     1,922,971       68,649,485
                                                       ------------   ------------    -----------   ------------     ------------
       Total Net Assets ...........................    $130,643,478   $204,674,958    $95,347,151   $171,576,623     $793,600,977
                                                       ------------   ------------    -----------   ------------     ------------
                                                       ------------   ------------    -----------   ------------     ------------
Shares of beneficial interest outstanding .........       8,352,470     13,164,598      9,079,060     20,687,934       38,889,507
                                                       ------------   ------------    -----------   ------------     ------------
                                                       ------------   ------------    -----------   ------------     ------------
NET ASSET VALUE, offering price and redemption
   price per share of beneficial interest
   outstanding ....................................    $      15.64   $      15.55    $     10.50   $       8.29     $      20.41
                                                       ------------   ------------    -----------   ------------     ------------
                                                       ------------   ------------    -----------   ------------     ------------

----------
(a) The Liquid Asset Series, Limited Maturity Bond Series, All Cap Series and Investors Series include repurchase agreements amounting to $137,165,000, $8,649,000, $48,043,000 and $8,306,000, respectively.


                       See Notes to Financial Statements.

                                     32 & 33

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                                                       THE GCG TRUST

                                                     DECEMBER 31, 2001

                                                         MANAGED         LARGE CAP         HARD         DIVERSIFIED
                                                         GLOBAL            VALUE          ASSETS          MID-CAP
                                                         SERIES           SERIES          SERIES          SERIES
                                                        --------         ---------       --------      -------------
ASSETS:
Investments (Notes 1, 3 and 4):
   At identified cost ..............................  $275,645,950     $258,814,232    $34,001,274     $55,084,649
                                                      ------------     ------------    -----------     -----------
                                                      ------------     ------------    -----------     -----------
   At value ........................................  $247,833,467     $261,635,136    $32,776,709     $57,114,192
Cash, including foreign currency, at value .........    22,471,961       22,715,120        760,563       2,014,415
Receivables:
   Shares of beneficial interest sold ..............           149          442,142          5,351       1,525,265
   Investment securities sold ......................       108,942          984,995        334,904          96,296
   Receivable for forward foreign currency
     contracts (Note 1) . ..........................            --               --             --              --
   Dividends and/or interest .......................       327,173          238,898         95,186          31,299
                                                      ------------     ------------    -----------     -----------
     Total Assets ..................................   270,741,692      286,016,291     33,972,713      60,781,467
                                                      ------------     ------------    -----------     -----------
LIABILITIES:
Payables:
   Shares of beneficial interest redeemed ..........    14,957,051               57        186,028              13
   Investment securities purchased .................       533,959        3,966,886             --       2,064,335
   Variation margin ................................            --               --             --           4,776
Cash overdraft, net of foreign currency, at value ..            --               --             --              --
                                                      ------------     ------------    -----------     -----------
       Total Liabilities ...........................    15,491,010        3,966,943        186,028       2,069,124
                                                      ------------     ------------    -----------     -----------
NET ASSETS .........................................  $255,250,682     $282,049,348    $33,786,685     $58,712,343
                                                      ------------     ------------    -----------     -----------
                                                      ------------     ------------    -----------     -----------
NET ASSETS CONSIST OF:
Paid-in Capital ....................................  $300,707,371     $284,249,531    $47,045,596     $58,964,564
Undistributed (distributions in excess of)
   net investment income ...........................      (411,421)              --        360,728              --
Accumulated net realized loss on securities,
   written options, long options, futures
   contracts, forward foreign currency exchange
   contracts and foreign currency transactions .....   (17,223,688)      (5,021,087)   (12,394,961)     (2,281,376)
Netunrealized appreciation/(depreciation) on
   securities, written options, long options, futures
   contracts, forward foreign currency exchange
   contracts and other assets and liabilities
   denominated in foreign currencies ...............   (27,821,580)       2,820,904     (1,224,678)      2,029,155
                                                      ------------     ------------    -----------     -----------
       Total Net Assets ............................  $255,250,682     $282,049,348    $33,786,685     $58,712,343
                                                      ------------     ------------    -----------     -----------
                                                      ------------     ------------    -----------     -----------
Shares of beneficial interest outstanding ..........    24,533,088       27,697,406      3,451,637       6,374,482
                                                      ------------     ------------    -----------     -----------
                                                      ------------     ------------    -----------     -----------
NET ASSET VALUE, offering price and
   redemption price per share of beneficial
   interest outstanding ............................  $      10.40     $      10.18    $      9.79     $      9.21
                                                      ------------     ------------    -----------     -----------
                                                      ------------     ------------    -----------     -----------


                                                                          CAPITAL        CAPITAL         SMALL         MID-CAP
                                                         RESEARCH         GROWTH      APPRECIATION        CAP          GROWTH      )
                                                          SERIES          SERIES         SERIES         SERIES         SERIES
                                                        ----------       --------     ------------     --------       --------
ASSETS:
Investments (Notes 1, 3 and 4):
   At identified cost ...............................  $ 889,670,439   $406,933,421   $483,441,460   $540,171,935  $1,432,262,988
                                                       -------------   ------------   ------------   ------------  --------------
                                                       -------------   ------------   ------------   ------------  --------------
   At value .........................................  $ 869,944,932   $465,551,793   $456,324,810   $484,619,927  $1,148,237,637
Cash, including foreign currency, at value ..........             --      1,401,916          3,085     51,442,839              --
Receivables:
   Shares of beneficial interest sold ...............      1,779,132        398,863        491,695         75,023           6,522
   Investment securities sold .......................      4,357,410      2,043,050        364,494        413,266       3,741,219
   Receivable for forward foreign currency
     contracts (Note 1) . ...........................             --             --             --             --              --
   Dividends and/or interest ........................        702,277         81,943        257,231        543,280          77,896
                                                       -------------   ------------   ------------   ------------  --------------
     Total Assets ...................................    876,783,751    469,477,565    457,441,315    537,094,335   1,152,063,274
                                                       -------------   ------------   ------------   ------------  --------------
LIABILITIES:
Payables:
   Shares of beneficial interest redeemed ...........          2,448            927          1,637      9,078,941       7,492,946
   Investment securities purchased ..................      4,743,973        910,082      6,690,265     12,006,693      11,118,578
   Variation margin .................................             --             --         45,198             --              --
Cash overdraft, net of foreign currency, at value ...        978,814             --             --             --          55,602
                                                       -------------   ------------   ------------   ------------  --------------
       Total Liabilities ............................      5,725,235        911,009      6,737,100     21,085,634      18,667,126
                                                       -------------   ------------   ------------   ------------  --------------
NET ASSETS ..........................................  $ 871,058,516   $468,566,556   $450,704,215   $516,008,701  $1,133,396,148
                                                       -------------   ------------   ------------   ------------  --------------
                                                       -------------   ------------   ------------   ------------  --------------
NET ASSETS CONSIST OF:
Paid-in Capital ..................................... $1,085,726,498   $574,531,308   $531,845,522   $693,993,667  $1,721,499,125
Undistributed (distributions in excess of)
   net investment income ............................        277,395             --         95,100        370,771             --
Accumulated net realized loss on securities,
   written options, long options, futures
   contracts, forward foreign currency exchange
   contracts and foreign currency transactions ......   (195,219,153)  (164,583,124)   (54,214,031)  (122,803,729)   (304,077,626)
Netunrealized appreciation/(depreciation) on
   securities, written options, long options, futures
   contracts, forward foreign currency exchange
   contracts and other assets and liabilities
   denominated in foreign currencies ................    (19,726,224)    58,618,372    (27,022,376)   (55,552,008)   (284,025,351)
                                                       -------------   ------------   ------------   ------------  --------------
       Total Net Assets .............................  $ 871,058,516   $468,566,556   $450,704,215   $516,008,701  $1,133,396,148
                                                       -------------   ------------   ------------   ------------  --------------
                                                       -------------   ------------   ------------   ------------  --------------
Shares of beneficial interest outstanding ...........     54,456,974     36,761,438     31,736,909     49,025,087      79,931,137
                                                       -------------   ------------   ------------   ------------  --------------
                                                       -------------   ------------   ------------   ------------  --------------
NET ASSET VALUE, offering price and
   redemption price per share of beneficial
   interest outstanding .............................  $       16.00   $      12.75   $      14.20   $      10.53  $       14.18
                                                       -------------   ------------   ------------   ------------  --------------
                                                       -------------   ------------   ------------   ------------  --------------


                                                        STRATEGIC      SPECIAL                      DEVELOPING     INTERNET
                                                         EQUITY       SITUATIONS       GROWTH          WORLD     TOLLKEEPER(SM)
                                                         SERIES         SERIES         SERIES         SERIES        SERIES
                                                       ---------      ----------      --------      ----------   ------------
ASSETS:
Investments (Notes 1, 3 and 4):
   At identified cost ..............................  $264,070,759   $24,766,812   $1,183,854,418   $72,609,764   $9,286,089
                                                      ------------   -----------   --------------   -----------   ----------
                                                      ------------   -----------   --------------   -----------   ----------
   At value ........................................  $274,199,608   $25,778,251   $1,081,821,000   $75,156,989   $8,743,863
Cash, including foreign currency, at value .........         1,479         8,097           13,879     6,603,712      422,476
Receivables:
   Shares of beneficial interest sold ..............        94,348       506,548          355,730            --       88,373
   Investment securities sold ......................        36,401            --       19,344,102     1,982,328           --
   Receivable for forward foreign currency
     contracts (Note 1) . ..........................            --            --          809,905            --           --
   Dividends and/or interest .......................        37,819         8,657          496,218       226,085          507
                                                      ------------   -----------   --------------   -----------   ----------
     Total Assets ..................................   274,369,655    26,301,553    1,102,840,834    83,969,114    9,255,219
                                                      ------------   -----------   --------------   -----------   ----------
LIABILITIES:
Payables:
   Shares of beneficial interest redeemed ..........     2,611,313            --           14,242     7,296,941            2
   Investment securities purchased .................     1,953,050       150,996        1,201,701     1,874,900           --
   Variation margin ................................            --            --               --            --           --
Cash overdraft, net of foreign currency, at value ..            --            --               --            --           --
                                                      ------------   -----------   --------------   -----------   ----------
       Total Liabilities ...........................     4,564,363       150,996        1,215,943     9,171,841            2
                                                      ------------   -----------   --------------   -----------   ----------
NET ASSETS .........................................  $269,805,292   $26,150,557   $1,101,624,891   $74,797,273   $9,255,217
                                                      ------------   -----------   --------------   -----------   ----------
                                                      ------------   -----------   --------------   -----------   ----------
NET ASSETS CONSIST OF:
Paid-in Capital ....................................  $381,328,547   $28,025,885   $1,708,775,880  $111,404,308  $10,499,119
Undistributed (distributions in excess of)
   net investment income ...........................            --          (534)        (810,436)      (46,639)          --
Accumulated net realized loss on securities,
   written options, long options, futures
   contracts, forward foreign currency exchange
   contracts and foreign currency transactions .....  (121,652,104)   (2,886,233)    (505,117,123)  (39,033,647)    (701,676)
Netunrealized appreciation/(depreciation) on
   securities, written options, long options, futures
   contracts, forward foreign currency exchange
   contracts and other assets and liabilities
   denominated in foreign currencies ...............    10,128,849     1,011,439     (101,223,430)    2,473,251     (542,226)
                                                      ------------   -----------   --------------   -----------   ----------
       Total Net Assets ............................  $269,805,292   $26,150,557   $1,101,624,891   $74,797,273   $9,255,217
                                                      ------------   -----------   --------------   -----------   ----------
                                                      ------------   -----------   --------------   -----------   ----------
Shares of beneficial interest outstanding ..........    20,506,411     3,096,983       79,835,389    10,539,557    1,203,454
                                                      ------------   -----------   --------------   -----------   ----------
                                                      ------------   -----------   --------------   -----------   ----------
NET ASSET VALUE, offering price and
   redemption price per share of beneficial
   interest outstanding ............................  $      13.16   $      8.44   $        13.80   $      7.10   $     7.69
                                                      ------------   -----------   --------------   -----------   ----------
                                                      ------------   -----------   --------------   -----------   ----------



                       See Notes to Financial Statements.

                                     34 & 35

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                       THE GCG TRUST

                                           FOR THE YEAR ENDED DECEMBER 31, 2001

                                                                          LIMITED
                                                         LIQUID          MATURITY          CORE             FULLY         TOTAL
                                                          ASSET            BOND            BOND            MANAGED        RETURN
                                                         SERIES           SERIES          SERIES           SERIES         SERIES
                                                        --------        ---------        --------         --------       --------
INVESTMENT INCOME:
Dividends ............................................  $       --      $        --     $       --      $ 7,646,764    $ 9,427,390
Interest .............................................   39,044,002      18,739,404      3,031,556       10,893,396     24,708,962
Foreign taxes withheld on dividend and
   interest income ...................................           --              --             --          (21,466)      (130,727)
                                                        -----------     -----------     ----------      -----------    -----------
     Total Investment Income .........................   39,044,002      18,739,404      3,031,556       18,518,694     34,005,625
                                                        -----------     -----------     ----------      -----------    -----------
EXPENSES:
Unified fees (Note 2) ................................    4,960,035       1,790,174        769,559        4,851,508      7,965,629
Trustees' fees and expenses (Note 2) .................       52,504          19,370          3,760           29,418         54,751
                                                        -----------     -----------     ----------      -----------    -----------
   Total expenses before interest ....................    5,012,539       1,809,544        773,319        4,880,926      8,020,380
   Interest expense ..................................           --          12,268             --               --             --
                                                        -----------     -----------     ----------      -----------    -----------
     Total Expenses ..................................    5,012,539       1,821,812        773,319        4,880,926      8,020,380
                                                        -----------     -----------     ----------      -----------    -----------
INVESTMENT INCOME/(LOSS) .............................   34,031,463      16,917,592      2,258,237       13,637,768     25,985,245
                                                        -----------     -----------     ----------      -----------    -----------
REALIZED AND UNREALIZED
   GAIN/(LOSS) ON INVESTMENTS AND
   FOREIGN CURRENCIES (NOTES 1 AND 3):
Net realized gain/(loss) from:
   Investments .......................................       27,416       4,963,518      3,175,451       12,160,096     24,224,348
   Written options ...................................           --              --        (86,293)              --             --
   Interest rate swaps ...............................           --              --       (119,560)              --             --
   Futures contracts .................................           --              --             --               --             --
   Forward foreign currency exchange
      contracts and foreign currency transactions ....           --              --     (2,327,541)         (31,041)        15,456
Net change in unrealized appreciation/depreciation of:
   Investments .......................................           --       4,063,398     (1,406,961)      16,275,727    (45,417,774)
   Written options, interest rate swaps, futures
     contracts, forward foreign currency exchange
     contracts and other assets and liabilities
     denominated in foreign currencies ...............           --              --        809,659             (120)         5,637
                                                        -----------     -----------     ----------      -----------    -----------
Net realized and unrealized gain/(loss)
   on investments ....................................       27,416       9,026,916         44,755       28,404,662    (21,172,333)
                                                        -----------     -----------     ----------      -----------    -----------
NET INCREASE/(DECREASE) IN NET
   ASSETS RESULTING FROM OPERATIONS ..................  $34,058,879     $25,944,508     $2,302,992      $42,042,430    $ 4,812,912
                                                        -----------     -----------     ----------      -----------    -----------
                                                        -----------     -----------     ----------      -----------    -----------


                                                             ASSET
                                                          ALLOCATION        EQUITY          ALL         GROWTH            REAL
                                                            GROWTH          INCOME          CAP       AND INCOME         ESTATE
                                                            SERIES          SERIES        SERIES        SERIES           SERIES
                                                         ------------      --------      --------    ------------       --------
INVESTMENT INCOME:
Dividends ............................................    $ 210,776       $7,654,224   $1,852,297    $    402,850      $ 6,543,554
Interest .............................................      447,950          643,238    2,604,256         653,960          156,154
Foreign taxes withheld on dividend and
   interest income ...................................           --          (10,839)      (6,161)        (1,856)               --
                                                          ---------       ----------   ----------    -----------       -----------
     Total Investment Income .........................      658,726        8,286,623    4,450,392      1,054,954         6,699,708
                                                          ---------       ----------   ----------    -----------       -----------
EXPENSES:
Unified fees (Note 2) ................................      262,892        3,284,470    2,062,288        569,426         1,001,812
Trustees' fees and expenses (Note 2) .................        1,335           20,841       11,543          2,687             6,375
                                                          ---------       ----------   ----------    -----------       -----------
   Total expenses before interest ....................      264,227        3,305,311    2,073,831        572,113         1,008,187
   Interest expense ..................................           --               --           --             --                --
                                                          ---------       ----------   ----------    -----------       -----------
     Total Expenses ..................................      264,227        3,305,311    2,073,831        572,113         1,008,187
                                                          ---------       ----------   ----------    -----------       -----------
INVESTMENT INCOME/(LOSS) .............................      394,499        4,981,312    2,376,561        482,841         5,691,521
                                                          ---------       ----------   ----------    -----------       -----------
REALIZED AND UNREALIZED
   GAIN/(LOSS) ON INVESTMENTS AND
   FOREIGN CURRENCIES (NOTES 1 AND 3):
Net realized gain/(loss) from:
   Investments .......................................   (1,007,823)       4,261,389   (3,820,216)   (5,016,285)         6,063,535
   Written options ...................................           --               --     (632,404)           --                 --
   Interest rate swaps ...............................           --               --           --            --                 --
   Futures contracts .................................           --               --           --            --                 --
   Forward foreign currency exchange
      contracts and foreign currency transactions ....           --               --           --            --                 --
Net change in unrealized appreciation/depreciation of:
   Investments .......................................       50,696       (4,580,175)   2,640,352       886,809         (4,517,953)
   Written options, interest rate swaps, futures
     contracts, forward foreign currency exchange
     contracts and other assets and liabilities
     denominated in foreign currencies ...............           --               --       16,526             58                --
                                                          ---------       ----------   ----------    -----------       -----------
Net realized and unrealized gain/(loss)
   on investments ....................................     (957,127)        (318,786)  (1,795,742)    (4,129,418)        1,545,582
                                                          ---------       ----------   ----------    -----------       -----------
NET INCREASE/(DECREASE) IN NET
   ASSETS RESULTING FROM OPERATIONS ..................    $(562,628)      $4,662,526   $  580,819    $(3,646,577)      $ 7,237,103
                                                          ---------       ----------   ----------    -----------       -----------
                                                          ---------       ----------   ----------    -----------       -----------



                                                              VALUE                      INTERNATIONAL        RISING
                                                             EQUITY        INVESTORS         EQUITY          DIVIDENDS
                                                             SERIES         SERIES           SERIES           SERIES
                                                            --------      -----------    -------------       ---------
INVESTMENT INCOME:
Dividends ............................................    $  2,926,397    $   907,010      $   76,935      $   9,731,065
Interest .............................................         430,069        183,117           3,565            750,728
Foreign taxes withheld on dividend and
   interest income ...................................         (12,610)        (4,480)           (540)                --
                                                          ------------    -----------      ----------      -------------
     Total Investment Income .........................       3,343,856      1,085,647          79,960         10,481,793
                                                          ------------    -----------      ----------      -------------
EXPENSES:
Unified fees (Note 2) ................................       1,843,861        606,606          90,043          7,740,876
Trustees' fees and expenses (Note 2) .................          12,061          3,307              --             52,307
                                                          ------------    -----------      ----------      -------------
   Total expenses before interest ....................       1,855,922        609,913          90,043          7,793,183
   Interest expense ..................................              --             --              --                 --
                                                          ------------    -----------      ----------      -------------
     Total Expenses ..................................       1,855,922        609,913          90,043          7,793,183
                                                          ------------    -----------      ----------      -------------
INVESTMENT INCOME/(LOSS) .............................       1,487,934        475,734         (10,083)         2,688,610
                                                          ------------    -----------      ----------      -------------
REALIZED AND UNREALIZED
   GAIN/(LOSS) ON INVESTMENTS AND
   FOREIGN CURRENCIES (NOTES 1 AND 3):
Net realized gain/(loss) from:
   Investments .......................................        (439,050)    (1,245,060)        361,823        (62,944,284)
   Written options ...................................              --         (8,129)             --                 --
   Interest rate swaps ...............................              --             --              --                 --
   Futures contracts .................................              --             --              --                 --
   Forward foreign currency exchange
      contracts and foreign currency transactions ....              --             --              --                 --
Net change in unrealized appreciation/depreciation of:
   Investments .......................................     (13,663,112)    (2,049,439)      1,922,971        (55,286,607)
   Written options, interest rate swaps, futures
     contracts, forward foreign currency exchange
     contracts and other assets and liabilities
     denominated in foreign currencies ...............              --          6,666              --                 --
                                                          ------------    -----------      ----------      -------------
Net realized and unrealized gain/(loss)
   on investments ....................................     (14,102,162)    (3,295,962)      2,284,794       (118,230,891)
                                                          ------------    -----------      ----------      -------------
NET INCREASE/(DECREASE) IN NET
   ASSETS RESULTING FROM OPERATIONS ..................    $(12,614,228)   $(2,820,228)     $2,274,711      $(115,542,281)
                                                          ------------    -----------      ----------      -------------
                                                          ------------    -----------      ----------      -------------



                                            See Notes to Financial Statements.

                                                          36 & 37

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                  THE GCG TRUST

                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                                     MANAGED         LARGE CAP         HARD         DIVERSIFIED
                                                     GLOBAL            VALUE          ASSETS          MID-CAP         RESEARCH
                                                     SERIES           SERIES          SERIES          SERIES           SERIES
                                                    --------        -----------      --------      ------------      ----------
INVESTMENT INCOME:
Dividends ......................................  $  2,680,856       $1,805,015      $  978,171     $  344,850      $   8,639,125
Interest .......................................       576,737          316,410          76,099        108,729          1,371,278
Foreign taxes withheld on dividend and
   interest income .............................      (153,422)          (5,593)        (37,923)        (1,482)           (81,866)
                                                  ------------      -----------     -----------     ----------      -------------
       Total Investment Income .................     3,104,171        2,115,832       1,016,347        452,097          9,928,537
                                                  ------------      -----------     -----------     ----------      -------------
EXPENSES:
Unified fees (Note 2) ..........................     3,101,937        1,793,678         364,047        307,389         8,443,241
Trustees' fees and expenses (Note 2) ...........        15,597           10,042           2,419          1,632            62,542
                                                  ------------      -----------     -----------     ----------      -------------
       Total Expenses ..........................     3,117,534        1,803,720         366,466        309,021         8,505,783
                                                  ------------      -----------     -----------     ----------      -------------
NET INVESTMENT INCOME/(LOSS) ...................       (13,363)         312,112         649,881        143,076         1,422,754
                                                  ------------      -----------     -----------     ----------      -------------
NET REALIZED AND UNREALIZED
   GAIN/(LOSS) ON INVESTMENTS AND
   FOREIGN CURRENCIES (NOTES 1 AND 3):
Net realized gain/(loss) from:
   Investments .................................   (13,106,107)      (4,048,198)      (2,426,728)   (1,436,803)      (193,628,434)
   Written options .............................            --               --               --            --                 --
   Futures contracts ...........................            --               --               --      (308,724)                --
   Forward foreign currency exchange contracts
        and foreign currency transactions ......       (86,886)              --        (230,772)            --            (13,061)
Net change in unrealized appreciation/depreciation of:
   Investments .................................   (13,044,112)       1,925,058      (3,094,269)     1,577,357        (56,102,582)
   Written options, futures contracts,
     forward foreign currency exchange
     contracts and other assets and liabilities
     denominated in foreign currencies .........      (147,431)              --         (17,089)       (15,186)            16,205
                                                  ------------      -----------     -----------     ----------      -------------
Net realized and unrealized gain/(loss)
   on investments ..............................   (26,384,536)      (2,123,140)     (5,768,858)      (183,356)      (249,727,872)
                                                  ------------      -----------     -----------     ----------      -------------

NET INCREASE/(DECREASE) IN NET
   ASSETS RESULTING FROM OPERATIONS ............  $(26,397,899)     $(1,811,028)    $(5,118,977)    $  (40,280)     $(248,305,118)
                                                  ------------      -----------     -----------     ----------      -------------
                                                  ------------      -----------     -----------     ----------      -------------


                                                        CAPITAL        CAPITAL           SMALL          MID-CAP        STRATEGIC
                                                        GROWTH      APPRECIATION          CAP           GROWTH          EQUITY
                                                        SERIES         SERIES           SERIES          SERIES          SERIES
                                                       ---------   ---------------     --------        --------        ---------
INVESTMENT INCOME:
Dividends ......................................      $1,877,215    $  3,215,423     $ 4,373,361     $   1,770,473   $    378,286
Interest .......................................         497,656       1,575,115         868,147         1,377,042        848,101
Foreign taxes withheld on dividend and
   interest income .............................          (1,645)        (15,099)         (3,140)              (10)            --
                                                    ------------    ------------     -----------     -------------   ------------
       Total Investment Income .................       2,373,226       4,775,439       5,238,368         3,147,505      1,226,387
                                                    ------------    ------------     -----------     -------------   ------------
EXPENSES:
Unified fees (Note 2) ..........................       4,960,488       4,324,937       4,452,189        11,064,774      2,783,154
Trustees' fees and expenses (Note 2) ...........          32,435          29,488          30,241            83,001         19,479
                                                    ------------    ------------     -----------     -------------   ------------
       Total Expenses ..........................       4,992,923       4,354,425       4,482,430        11,147,775      2,802,633
                                                    ------------    ------------     -----------     -------------   ------------
NET INVESTMENT INCOME/(LOSS) ...................      (2,619,697)        421,014         755,938        (8,000,270)    (1,576,246)
                                                    ------------    ------------     -----------     -------------   ------------
NET REALIZED AND UNREALIZED
   GAIN/(LOSS) ON INVESTMENTS AND
   FOREIGN CURRENCIES (NOTES 1 AND 3):
Net realized gain/(loss) from:
   Investments .................................    (157,611,781)    (39,911,523)   (105,688,659)    (299,819,086)   (103,685,401)
   Written options .............................              --         903,028              --               --              --
   Futures contracts ...........................              --      (4,128,577)             --               --              --
   Forward foreign currency exchange contracts
        and foreign currency transactions ......          (4,431)             --              --               --         (51,136)
Net change in unrealized appreciation/depreciation of:
   Investments .................................      78,115,376     (24,224,455)     97,481,902      (53,574,084)     26,465,558
   Written options, futures contracts,
     forward foreign currency exchange
     contracts and other assets and liabilities
     denominated in foreign currencies .........              16        (642,812)             --                --        (23,317)
                                                    ------------    ------------     -----------     -------------   ------------
Net realized and unrealized gain/(loss)
   on investments ..............................     (79,500,820)    (68,004,339)     (8,206,757)     (353,393,170)   (77,294,296)
                                                    ------------    ------------     -----------     -------------   ------------

NET INCREASE/(DECREASE) IN NET
   ASSETS RESULTING FROM OPERATIONS ............    $(82,120,517)   $(67,583,325)    $(7,450,819)    $(361,393,440)  $(78,870,542)
                                                    ------------    ------------     -----------     -------------   ------------
                                                    ------------    ------------     -----------     -------------   ------------


                                                       SPECIAL                        DEVELOPING      INTERNET
                                                     SITUATIONS         GROWTH           WORLD      TOLLKEEPER(SM)
                                                       SERIES           SERIES          SERIES         SERIES
                                                     ----------        --------      ------------   ------------
INVESTMENT INCOME:
Dividends ......................................    $    76,610     $   6,950,238    $ 2,526,109     $       493
Interest .......................................        172,578         6,267,289        (31,866)          6,384
Foreign taxes withheld on dividend and
   interest income .............................         (1,078)          (72,460)      (160,098)             --
                                                    -----------     -------------    -----------     -----------
       Total Investment Income .................        248,110        13,145,067      2,334,145           6,877
                                                    -----------     -------------    -----------     -----------
EXPENSES:
Unified fees (Note 2) ..........................        201,398        12,935,110      1,352,437          77,454
Trustees' fees and expenses (Note 2) ...........          1,012            86,507          5,045             188
                                                    -----------     -------------    -----------     -----------
       Total Expenses ..........................        202,410        13,021,617      1,357,482          77,642
                                                    -----------     -------------    -----------     -----------
NET INVESTMENT INCOME/(LOSS) ...................         45,700           123,450        976,663         (70,765)
                                                    -----------     -------------    -----------     -----------
NET REALIZED AND UNREALIZED
   GAIN/(LOSS) ON INVESTMENTS AND
   FOREIGN CURRENCIES (NOTES 1 AND 3):
Net realized gain/(loss) from:
   Investments .................................     (2,722,661)     (479,890,381)   (24,342,069)       (701,676)
   Written options .............................             --                --             --              --
   Futures contracts ...........................             --                --             --              --
   Forward foreign currency exchange contracts
        and foreign currency transactions ......             --          (498,069)      (293,300)             --
Net change in unrealized appreciation/depreciation of:
   Investments .................................      1,493,169       (30,055,120)    19,830,537        (542,226)
   Written options, futures contracts,
     forward foreign currency exchange
     contracts and other assets and liabilities
     denominated in foreign currencies .........             --         6,019,794        (68,958)             --
                                                    -----------     -------------    -----------     -----------
Net realized and unrealized gain/(loss)
   on investments ..............................     (1,229,492)     (504,423,776)    (4,873,790)     (1,243,902)
                                                    -----------     -------------    -----------     -----------

NET INCREASE/(DECREASE) IN NET
   ASSETS RESULTING FROM OPERATIONS ............    $(1,183,792)    $(504,300,326)   $(3,897,127)    $(1,314,667)
                                                    -----------     -------------    -----------     -----------
                                                    -----------     -------------    -----------     -----------


                       See Notes to Financial Statements.

                                     38 & 39

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                  THE GCG TRUST

                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                                                        LIMITED
                                                       LIQUID          MATURITY          CORE             FULLY         TOTAL
                                                        ASSET            BOND            BOND            MANAGED        RETURN
                                                       SERIES           SERIES          SERIES           SERIES         SERIES
                                                      --------        ---------        --------         ---------      --------
OPERATIONS:
Net investment income/(loss) ..................... $   34,031,463    $ 16,917,592    $  2,258,237    $  13,637,768  $   25,985,245
Net realized gain/(loss) on investments,
   futures contracts, written options, interest
   rate swaps, forward foreign currency exchange
   contracts and foreign currency transactions ...         27,416       4,963,518         642,057       12,129,055      24,239,804
Net change in unrealized appreciation/
   depreciation of investments, futures
   contracts, written options, interest rate swaps,
   forward foreign currency exchange contracts and
   other assets and liabilities denominated in
   foreign currencies ............................             --       4,063,398        (597,302)      16,275,607     (45,412,137)
                                                   --------------    ------------    ------------    -------------  --------------
Net increase/(decrease) in net assets resulting
   from operations ...............................     34,058,879      25,944,508       2,302,992       42,042,430       4,812,912
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ............................    (34,031,463)    (17,637,987)             --      (13,864,888)    (27,027,121)
Net realized gains ...............................             --              --        (551,816)     (14,459,160)    (36,546,413)
CAPITAL SHARE TRANSACTIONS:
Shares sold ......................................  5,868,837,683     378,964,215      97,033,044      380,393,512     263,303,312
Shares issued as reinvestment of dividends .......     34,031,463      17,637,987         551,816       28,324,048      63,573,534
Shares redeemed .................................. (5,495,161,264)   (193,476,645)    (24,285,704)    (107,478,303)    (97,919,451)
                                                   --------------    ------------    ------------    -------------  --------------
NET INCREASE/(DECREASE) IN NET ASSETS FROM
   SHARES OF BENEFICIAL INTEREST TRANSACTIONS ....    407,707,882     203,125,557      73,299,156      301,239,257     228,957,395
                                                   --------------    ------------    ------------    -------------  --------------
Net increase/(decrease) in net assets ............    407,735,298     211,432,078      75,050,332      314,957,639     170,196,773
NET ASSETS:
Beginning of year ................................    718,891,035     251,060,221      47,126,107      373,548,240     832,527,042
                                                   --------------    ------------    ------------    -------------  --------------
End of year ...................................... $1,126,626,333    $462,492,299    $122,176,439    $ 688,505,879  $1,002,723,815
                                                   --------------    ------------    ------------    -------------  --------------
                                                   --------------    ------------    ------------    -------------  --------------
Undistributed net investment income .............. $           --    $    112,784    $     43,772    $     330,606  $      355,581
                                                   --------------    ------------    ------------    -------------  --------------
                                                   --------------    ------------    ------------    -------------  --------------
TRANSACTIONS IN FUND SHARES:
Shares sold ......................................  5,868,837,683      34,064,926      10,026,806       21,428,260      15,618,931
Shares issued as reinvestment of dividends .......     34,031,463       1,606,374          56,654        1,631,570       4,031,296
Shares redeemed .................................. (5,495,161,264)    (17,560,997)     (2,504,875)      (6,199,734)     (5,854,787)
                                                   --------------    ------------    ------------    -------------  --------------
Net increase/(decrease) ..........................    407,707,882      18,110,303       7,578,585       16,860,096      13,795,440
                                                   --------------    ------------    ------------    -------------  --------------
                                                   --------------    ------------    ------------    -------------  --------------


                                                        ASSET
                                                     ALLOCATION         EQUITY             ALL           GROWTH           REAL
                                                       GROWTH           INCOME             CAP         AND INCOME        ESTATE
                                                       SERIES           SERIES           SERIES          SERIES          SERIES
                                                    ------------       --------         --------      ------------      --------
OPERATIONS:
Net investment income/(loss) .....................   $   394,499    $   4,981,312     $  2,376,561    $    482,841    $  5,691,521
Net realized gain/(loss) on investments,
   futures contracts, written options, interest
   rate swaps, forward foreign currency exchange
   contracts and foreign currency transactions ...    (1,007,823)       4,261,389       (4,452,620)     (5,016,285)      6,063,535
Net change in unrealized appreciation/
   depreciation of investments, futures
   contracts, written options, interest rate swaps,
   forward foreign currency exchange contracts and
   other assets and liabilities denominated in
   foreign currencies ............................        50,696       (4,580,175)       2,656,878         886,867      (4,517,953)
                                                    ------------    -------------     ------------    ------------    -------------
Net increase/(decrease) in net assets resulting
   from operations ...............................      (562,628)       4,662,526          580,819      (3,646,577)      7,237,103
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ............................      (437,075)      (4,845,979)      (2,381,346)       (513,018)     (4,609,960)
Net realized gains ...............................            --       (9,699,207)      (1,094,829)             --      (1,646,938)
CAPITAL SHARE TRANSACTIONS:
Shares sold ......................................    46,289,755      211,306,788      218,744,257      85,463,380       69,407,474
Shares issued as reinvestment of dividends .......       437,075       14,545,186        3,476,175         513,018        6,256,898
Shares redeemed ..................................    (2,500,486)     (87,334,613)     (24,181,785)     (3,825,931)     (49,800,841)
                                                    ------------    -------------     ------------    ------------    -------------
NET INCREASE/(DECREASE) IN NET ASSETS FROM
   SHARES OF BENEFICIAL INTEREST TRANSACTIONS ....    44,226,344      138,517,361      198,038,647      82,150,467       25,863,531
                                                    ------------    -------------     ------------    ------------    -------------
Net increase/(decrease) in net assets ............    43,226,641      128,634,701      195,143,291      77,990,872       26,843,736
NET ASSETS:
Beginning of year ................................     8,496,631      298,091,559      111,886,692      15,230,951      103,799,742
                                                    ------------    -------------     ------------    ------------    -------------
End of year ......................................  $ 51,723,272    $ 426,726,260     $307,029,983    $ 93,221,823    $ 130,643,478
                                                    ------------    -------------     ------------    ------------    -------------
                                                    ------------    -------------     ------------    ------------    -------------
Undistributed net investment income ..............  $         --    $     225,584     $      9,490    $     13,426    $     560,406
                                                    ------------    -------------     ------------    ------------    -------------
                                                    ------------    -------------     ------------    ------------    -------------
TRANSACTIONS IN FUND SHARES:
Shares sold ......................................     5,269,867       18,099,777       18,693,118       9,230,455        4,375,136
Shares issued as reinvestment of dividends .......        50,470        1,289,467          310,373          57,838          406,292
Shares redeemed ..................................      (286,465)      (7,555,698)      (2,158,331)       (425,584)      (3,254,194)
                                                    ------------    -------------     ------------    ------------    -------------
Net increase/(decrease) ..........................     5,033,872       11,833,546       16,845,160       8,862,709        1,527,234
                                                    ------------    -------------     ------------    ------------    -------------
                                                    ------------    -------------     ------------    ------------    -------------


                                                           VALUE                         INTERNATIONAL        RISING
                                                          EQUITY          INVESTORS         EQUITY           DIVIDENDS
                                                          SERIES           SERIES           SERIES            SERIES
                                                        ----------       -----------    ---------------     ----------
OPERATIONS:
Net investment income/(loss) .....................     $   1,487,934     $   475,734    $     (10,083)     $ 2,688,610
Net realized gain/(loss) on investments,
   futures contracts, written options, interest
   rate swaps, forward foreign currency exchange
   contracts and foreign currency transactions ...          (439,050)     (1,253,189)         361,823      (62,944,284)
Net change in unrealized appreciation/
   depreciation of investments, futures
   contracts, written options, interest rate swaps,
   forward foreign currency exchange contracts and
   other assets and liabilities denominated in
   foreign currencies ............................       (13,663,112)     (2,042,773)       1,922,971      (55,286,607)
                                                      --------------   -------------    -------------     ------------
Net increase/(decrease) in net assets resulting
   from operations ...............................       (12,614,228)     (2,820,228)       2,274,711     (115,542,281)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ............................        (1,445,370)       (469,132)              --       (2,445,209)
Net realized gains ...............................        (2,675,016)       (291,334)              --       (9,162,932)
CAPITAL SHARE TRANSACTIONS:
Shares sold ......................................       109,486,609      80,511,836      199,728,587       53,223,667
Shares issued as reinvestment of dividends .......         4,120,386         760,466               --       11,608,141
Shares redeemed ..................................       (78,542,643)     (9,784,784)     (30,426,675)     (85,104,091)
                                                      --------------   -------------    -------------     ------------
NET INCREASE/(DECREASE) IN NET ASSETS FROM
   SHARES OF BENEFICIAL INTEREST TRANSACTIONS ....        35,064,352      71,487,518      169,301,912      (20,272,283)
                                                      --------------   -------------    -------------     ------------
Net increase/(decrease) in net assets ............        18,329,738      67,906,824      171,576,623     (147,422,705)
NET ASSETS:
Beginning of year ................................       186,345,220      27,440,327               --      941,023,682
                                                      --------------   -------------    -------------     ------------
End of year ......................................    $  204,674,958   $  95,347,151    $ 171,576,623     $793,600,977
                                                      --------------   -------------    -------------     ------------
                                                      --------------   -------------    -------------     ------------
Undistributed net investment income ..............    $       42,564   $      18,228    $          --     $    243,401
                                                      --------------   -------------    -------------     ------------
                                                      --------------   -------------    -------------     ------------
TRANSACTIONS IN FUND SHARES:
Shares sold ......................................         6,720,612       7,429,738      24,400,290         2,510,103
Shares issued as reinvestment of dividends .......           270,012          73,832              --           571,548
Shares redeemed ..................................        (5,047,944)       (905,580)     (3,712,356)       (4,178,582)
                                                      --------------   -------------    -------------     ------------
Net increase/(decrease) ..........................         1,942,680       6,597,990       20,687,934       (1,096,931)
                                                      --------------   -------------    -------------     ------------
                                                      --------------   -------------    -------------     ------------

                       See Notes to Financial Statements.

                                     40 & 41

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                  THE GCG TRUST

                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                                       MANAGED       LARGE CAP          HARD        DIVERSIFIED
                                                       GLOBAL          VALUE           ASSETS          MID-CAP          RESEARCH
                                                       SERIES         SERIES           SERIES          SERIES            SERIES
                                                      --------      -----------       ---------    ---------------    -----------
OPERATIONS:
Net investment income/(loss) .....................  $    (13,363)  $    312,112     $    649,881    $   143,076     $    1,422,754
Net realized gain/(loss) on investments, futures
   contracts, written options, forward foreign
   currency exchange contracts and foreign
   currency transactions .........................   (13,192,993)    (4,048,198)      (2,657,500)    (1,745,527)      (193,641,495)
Net change in unrealized appreciation/depreciation
   of investments, futures contracts,  written options,
   forward foreign currency exchange contracts and
   other assets and liabilities denominated in
   foreign currencies ............................   (13,191,543)     1,925,058       (3,111,358)     1,562,171        (56,086,377)
                                                    ------------   ------------     ------------    -----------     --------------
Net increase/(decrease) in net assets resulting
   from operations ...............................   (26,397,899)    (1,811,028)      (5,118,977)       (40,280)      (248,305,118)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ............................      (322,970)      (428,474)              --       (141,796)        (1,115,178)
Net realized gains ...............................            --        (11,402)              --             --        (22,520,890)
CAPITAL SHARE TRANSACTIONS:
Shares sold ......................................   995,796,073    196,239,802       15,996,871     51,747,872        195,328,726
Shares issued as reinvestment of dividends .......       322,970        439,876               --        141,796         23,636,068
Shares issued in connection with merger ..........            --             --               --             --                 --
Shares redeemed ..................................  (947,110,196)   (25,585,101)     (19,200,313)    (6,828,893)      (223,160,698)
                                                    ------------   ------------     ------------    -----------     --------------
NET INCREASE/(DECREASE) IN NET ASSETS FROM
   SHARES OF BENEFICIAL INTEREST TRANSACTIONS ....    49,008,847    171,094,577       (3,203,442)    45,060,775         (4,195,904)
                                                    ------------   ------------     ------------    -----------     --------------
Net increase/(decrease) in net assets ............    22,287,978    168,843,673       (8,322,419)    44,878,699       (276,137,090)
NET ASSETS:
Beginning of year ................................   232,962,704    113,205,675       42,109,104     13,833,644      1,147,195,606
                                                    ------------   ------------     ------------    -----------     --------------
End of year ......................................  $255,250,682   $282,049,348     $ 33,786,685    $58,712,343     $  871,058,516
                                                    ------------   ------------     ------------    -----------     --------------
                                                    ------------   ------------     ------------    -----------     --------------
Undistributed net investment income/
   (distributions in excess) .....................  $   (411,421)  $         --     $    360,728    $        --     $      277,395
                                                    ------------   ------------     ------------    -----------     --------------
                                                    ------------   ------------     ------------    -----------     --------------
TRANSACTIONS IN FUND SHARES:
Shares sold ......................................    91,817,030     19,424,621        1,585,578      5,734,971         10,798,662
Shares issued as reinvestment of dividends .......        31,633         44,164               --         15,755          1,500,703
Shares issued in merger ..........................            --             --               --             --                 --
Shares redeemed ..................................   (87,020,436)    (2,468,997)      (1,915,296)      (775,499)       (12,607,589)
                                                    ------------   ------------     ------------    -----------     --------------
Net increase/(decrease) ..........................     4,828,227     16,999,788         (329,718)     4,975,227           (308,224)
                                                    ------------   ------------     ------------    -----------     --------------
                                                    ------------   ------------     ------------    -----------     --------------


                                                           CAPITAL          CAPITAL           SMALL             MID-CAP
                                                           GROWTH        APPRECIATION          CAP              GROWTH
                                                           SERIES           SERIES           SERIES             SERIES
                                                        -----------     --------------      --------           ---------
OPERATIONS:
Net investment income/(loss) .....................    $  (2,619,697)     $    421,014     $    755,938       $ (8,000,270)
Net realized gain/(loss) on investments, futures
   contracts, written options, forward foreign
   currency exchange contracts and foreign
   currency transactions .........................     (157,616,212)      (43,137,072)    (105,688,659)      (299,819,086)
Net change in unrealized appreciation/depreciation
   of investments, futures contracts,  written options,
   forward foreign currency exchange contracts and
   other assets and liabilities denominated in
   foreign currencies ............................       78,115,392       (24,867,267)      97,481,902        (53,574,084)
                                                      -------------      ------------     ------------     --------------
Net increase/(decrease) in net assets resulting
   from operations ...............................      (82,120,517)      (67,583,325)      (7,450,819)      (361,393,440)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ............................               --          (329,494)        (598,115)                --
Net realized gains ...............................               --                --               --         (6,116,429)
CAPITAL SHARE TRANSACTIONS:
Shares sold ......................................      157,405,233       146,486,574      483,650,807        822,537,098
Shares issued as reinvestment of dividends .......               --           329,494          598,115          6,116,429
Shares issued in connection with merger ..........               --                --               --                 --
Shares redeemed ..................................     (169,266,805)     (119,753,817)    (421,297,109)      (789,492,921)
                                                      -------------      ------------     ------------     --------------
NET INCREASE/(DECREASE) IN NET ASSETS FROM
   SHARES OF BENEFICIAL INTEREST TRANSACTIONS ....      (11,861,572)       27,062,251       62,951,813         39,160,606
                                                      -------------      ------------     ------------     --------------
Net increase/(decrease) in net assets ............      (93,982,089)      (40,850,568)      54,902,879       (328,349,263)
NET ASSETS:
Beginning of year ................................      562,548,645       491,554,783      461,105,822      1,461,745,411
                                                      -------------      ------------     ------------     --------------
End of year ......................................    $ 468,566,556      $450,704,215     $516,008,701     $1,133,396,148
                                                      -------------      ------------     ------------     --------------
                                                      -------------      ------------     ------------     --------------
Undistributed net investment income/
   (distributions in excess) .....................    $          --      $     95,100     $    370,771     $           --
                                                      -------------      ------------     ------------     --------------
                                                      -------------      ------------     ------------     --------------
TRANSACTIONS IN FUND SHARES:
Shares sold ......................................       11,508,897         9,654,713       47,346,991         51,117,547
Shares issued as reinvestment of dividends .......               --            23,552           58,696            448,419
Shares issued in merger ..........................               --                --               --                 --
Shares redeemed ..................................      (12,802,860)       (8,036,130)     (41,453,421)       (49,941,530)
                                                      -------------      ------------     ------------     --------------
Net increase/(decrease) ..........................       (1,293,963)        1,642,135        5,952,266          1,624,436
                                                      -------------      ------------     ------------     --------------
                                                      -------------      ------------     ------------     --------------


                                                        STRATEGIC        SPECIAL                      DEVELOPING       INTERNET
                                                         EQUITY        SITUATIONS       GROWTH           WORLD       TOLLKEEPER(SM)
                                                         SERIES          SERIES         SERIES          SERIES          SERIES
                                                       -----------    ------------     ---------     ------------    --------------
OPERATIONS:
Net investment income/(loss) .....................    $(1,576,246)  $      45,700   $      123,450  $     976,663     $    (70,765)
Net realized gain/(loss) on investments, futures
   contracts, written options, forward foreign
   currency exchange contracts and foreign
   currency transactions .........................   (103,736,537)     (2,722,661)    (480,388,450)   (24,635,369)        (701,676)
Net change in unrealized appreciation/depreciation
   of investments, futures contracts,  written options,
   forward foreign currency exchange contracts and
   other assets and liabilities denominated in
   foreign currencies ............................     26,442,241       1,493,169      (24,035,326)    19,761,579         (542,226)
                                                     ------------  --------------   --------------   ------------     ------------
Net increase/(decrease) in net assets resulting
   from operations ...............................    (78,870,542)     (1,183,792)    (504,300,326)    (3,897,127)      (1,314,667)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ............................             --         (64,944)              --       (892,233)              --
Net realized gains ...............................       (402,853)             --               --       (123,269)              --
CAPITAL SHARE TRANSACTIONS:
Shares sold ......................................    205,535,707      21,287,034       881,386,771   496,738,533       10,966,148
Shares issued as reinvestment of dividends .......        402,853          64,944               --      1,015,502               --
Shares issued in connection with merger ..........             --              --               --      0,587,483               --
Shares redeemed ..................................   (231,474,088)     (2,078,147)    (914,336,692)  (499,172,676)        (396,264)
                                                     ------------  --------------   --------------   ------------     ------------
NET INCREASE/(DECREASE) IN NET ASSETS FROM
   SHARES OF BENEFICIAL INTEREST TRANSACTIONS ....    (25,535,528)     19,273,831      (32,949,921)    19,168,842       10,569,884
                                                     ------------  --------------   --------------   ------------     ------------
Net increase/(decrease) in net assets ............   (104,808,923)     18,025,095     (537,250,247)    14,256,213        9,255,217
NET ASSETS:
Beginning of year ................................    374,614,215       8,125,462    1,638,875,138     60,541,060               --
                                                     ------------  --------------   --------------   ------------     ------------
End of year ......................................   $269,805,292  $   26,150,557   $1,101,624,891   $ 74,797,273     $  9,255,217
                                                     ------------  --------------   --------------   ------------     ------------
                                                     ------------  --------------   --------------   ------------     ------------
Undistributed net investment income/
   (distributions in excess) .....................   $        --   $         (534)  $     (810,436)  $    (46,639)    $         --
                                                     ------------  --------------   --------------   ------------     ------------
                                                     ------------  --------------   --------------   ------------     ------------
TRANSACTIONS IN FUND SHARES:
Shares sold ......................................     14,937,803       2,435,159       55,882,367     69,840,400        1,257,640
Shares issued as reinvestment of dividends .......         31,746           7,825               --        146,961               --
Shares issued in merger ..........................             --              --               --      2,799,022               --
Shares redeemed ..................................    (16,870,660)       (257,494)     (58,894,282)   (70,226,542)         (54,186)
                                                     ------------  --------------   --------------   ------------     ------------
Net increase/(decrease) ..........................     (1,901,111)      2,185,490       (3,011,915)     2,559,841        1,203,454
                                                     ------------  --------------   --------------   ------------     ------------
                                                     ------------  --------------   --------------   ------------     ------------


                       See Notes to Financial Statements.

                                     42 & 43

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                  THE GCG TRUST

                     FOR THE PERIOD ENDED DECEMBER 31, 2000

                                                                          LIMITED
                                                        LIQUID           MATURITY          CORE            FULLY         TOTAL
                                                         ASSET             BOND            BOND           MANAGED        RETURN
                                                        SERIES            SERIES          SERIES          SERIES         SERIES
                                                     -----------       ------------     ----------     ------------   -----------
OPERATIONS:
Net investment income ...........................  $    34,673,208     $ 12,656,700    $ 1,232,390     $  9,641,577   $ 23,101,688
Net realized gain/(loss) on investments, futures
   contracts, written options, forward foreign
   currency exchange contracts and foreign
   currency transactions ........................          (13,770)      (2,768,678)    (2,272,204)      16,647,775     41,137,249
Net change in unrealized appreciation/depreciation
   of investments, written options, futures contracts,
   forward foreign currency exchange contracts
   and other assets and liabilities denominated in
   foreign currencies ...........................               --        5,843,846      1,850,617       36,284,806     47,014,774
                                                   ---------------     ------------    -----------     ------------   ------------
Net increase/(decrease) in net assets
   resulting from operations ....................       34,659,438       15,731,868        810,803       62,574,158    111,253,711
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ...........................      (34,673,208)     (15,408,528)    (1,482,233)     (12,472,868)   (28,178,405)
Net realized gains ..............................               --               --         (3,906)     (21,159,821)   (33,338,961)
Return of capital ...............................               --               --     (1,063,389)              --             --
CAPITAL SHARE TRANSACTIONS:
Shares sold .....................................    5,253,400,514       92,238,455     20,513,243       90,002,991    145,035,923
Shares issued as reinvestment of dividends ......       34,680,164       15,408,528      2,549,528       33,632,689     61,517,366
Shares redeemed .................................   (5,149,024,145)     (64,018,779)    (4,569,336)     (66,937,955)   (99,516,204)
                                                   ---------------     ------------    -----------     ------------   ------------
NET INCREASE IN NET ASSETS FROM
   SHARES OF BENEFICIAL INTEREST TRANSACTIONS ...      139,056,533       43,628,204     18,493,435       56,697,725    107,037,085
                                                   ---------------     ------------    -----------     ------------   ------------
Net increase in net assets ......................      139,042,763       43,951,544     16,754,710       85,639,194    156,773,430
NET ASSETS:
Beginning of period .............................      579,848,272      207,108,677     30,371,397      287,909,046    675,753,612
                                                   ---------------     ------------    -----------     ------------   ------------
End of period ...................................  $   718,891,035     $251,060,221    $47,126,107     $373,548,240   $832,527,042
                                                   ---------------     ------------    -----------     ------------   ------------
Undistributed net investment income/
   (distributions in excess) ....................  $            --     $    833,179    $  (632,709)    $    583,069   $  1,415,948
                                                   ---------------     ------------    -----------     ------------   ------------
                                                   ---------------     ------------    -----------     ------------   ------------
TRANSACTIONS IN FUND SHARES:
Shares sold .....................................    5,253,400,515        8,532,220      2,088,056        5,495,662      8,536,527
Shares issued as reinvestment of dividends ......       34,680,164        1,463,298        266,687        2,087,690      3,708,099
Shares redeemed .................................   (5,149,024,145)      (6,018,845)      (465,890)      (4,234,605)    (6,056,083)
                                                   ---------------     ------------    -----------     ------------   ------------
Net increase ....................................      139,056,534        3,976,673      1,888,853        3,348,747      6,188,543
                                                   ---------------     ------------    -----------     ------------   ------------
                                                   ---------------     ------------    -----------     ------------   ------------


                                                        ASSET
                                                      ALLOCATION      EQUITY           ALL          GROWTH          REAL
                                                        GROWTH        INCOME           CAP        AND INCOME       ESTATE
                                                        SERIES        SERIES         SERIES         SERIES         SERIES
                                                    -------------   ----------     ----------    ------------    ---------
OPERATIONS:
Net investment income ...........................     $   51,466   $  5,326,742   $    402,747   $    55,842   $  4,115,062
Net realized gain/(loss) on investments, futures
   contracts, written options, forward foreign
   currency exchange contracts and foreign
   currency transactions ........................       (143,797)     6,922,304      2,278,528       (39,507)    (1,457,186)
Net change in unrealized appreciation/depreciation
   of investments, written options, futures contracts,
   forward foreign currency exchange contracts
   and other assets and liabilities denominated in
   foreign currencies ...........................       (159,530)    21,269,428     (1,002,788)     (121,213)    15,223,579
                                                      ----------   ------------   ------------   -----------   ------------
Net increase/(decrease) in net assets
   resulting from operations ....................       (251,861)    33,518,474      1,678,487      (104,878)    17,881,455
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ...........................         (8,079)    (6,994,723)      (343,192)      (12,333)    (4,250,641)
Net realized gains ..............................             --    (16,016,492)    (2,160,714)           --             --
Return of capital ...............................             --             --             --            --             --
CAPITAL SHARE TRANSACTIONS:
Shares sold .....................................      8,942,893     79,611,730    116,487,290    17,544,753     98,582,967
Shares issued as reinvestment of dividends ......          8,079     23,011,215      2,503,906        12,333      4,250,641
Shares redeemed .................................       (194,401)   (92,392,867)    (6,279,085)   (2,208,924)   (69,571,014)
                                                      ----------   ------------   ------------   -----------   ------------
NET INCREASE IN NET ASSETS FROM
   SHARES OF BENEFICIAL INTEREST TRANSACTIONS ...      8,756,571     10,230,078    112,712,111    15,348,162     33,262,594
                                                      ----------   ------------   ------------   -----------   ------------
Net increase in net assets ......................      8,496,631     20,737,337    111,886,692    15,230,951     46,893,408
NET ASSETS:
Beginning of period .............................             --    277,354,222             --            --     56,906,334
                                                      ----------   ------------   ------------   -----------   ------------
End of period ...................................     $8,496,631   $298,091,559   $111,886,692   $15,230,951   $103,799,742
                                                      ----------   ------------   ------------   -----------   ------------
Undistributed net investment income/
   (distributions in excess) ....................     $   43,387   $    224,707   $     57,411   $    43,509   $    585,413
                                                      ----------   ------------   ------------   -----------   ------------
                                                      ----------   ------------   ------------   -----------   ------------
TRANSACTIONS IN FUND SHARES:
Shares sold .....................................        923,562      6,954,583     10,090,388     1,751,742      6,832,520
Shares issued as reinvestment of dividends ......            885      2,052,740        232,273         1,267        282,811
Shares redeemed .................................        (20,880)    (8,132,658)      (548,037)     (225,897)    (4,984,106)
                                                      ----------   ------------   ------------   -----------   ------------
Net increase ....................................        903,567        874,665      9,774,624     1,527,112      2,131,225
                                                      ----------   ------------   ------------   -----------   ------------
                                                      ----------   ------------   ------------   -----------   ------------



                                                          VALUE                       RISING         MANAGED
                                                         EQUITY       INVESTORS      DIVIDENDS       GLOBAL
                                                         SERIES        SERIES         SERIES         SERIES
                                                        --------     -----------    -----------     ----------
OPERATIONS:
Net investment income ...........................    $  1,493,287   $    133,198   $  2,865,660   $    107,705
Net realized gain/(loss) on investments, futures
   contracts, written options, forward foreign
   currency exchange contracts and foreign
   currency transactions ........................       7,332,736        422,618     24,683,881     44,070,602
Net change in unrealized appreciation/depreciation
   of investments, written options, futures contracts,
   forward foreign currency exchange contracts
   and other assets and liabilities denominated in
   foreign currencies ...........................       4,901,445        385,584    (48,417,362)   (76,041,680)
                                                     ------------   ------------   ------------   ------------
Net increase/(decrease) in net assets
   resulting from operations ....................      13,727,468        941,400    (20,867,821)   (31,863,373)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ...........................      (2,071,336)      (119,294)    (4,418,815)      (219,185)
Net realized gains ..............................        (234,832)      (665,561)   (24,992,281)   (67,930,279)
Return of capital ...............................        (526,103)            --             --             --
CAPITAL SHARE TRANSACTIONS:
Shares sold .....................................     145,689,427     42,333,430    140,089,116    709,384,265
Shares issued as reinvestment of dividends ......       2,832,271        784,855     29,411,096     68,149,464
Shares redeemed .................................    (114,666,246)   (15,834,503)   (77,950,309)  (629,043,747)
                                                     ------------   ------------   ------------   ------------
NET INCREASE IN NET ASSETS FROM
   SHARES OF BENEFICIAL INTEREST TRANSACTIONS ...      33,855,452     27,283,782     91,549,903    148,489,982
                                                     ------------   ------------   ------------   ------------
Net increase in net assets ......................      44,750,649     27,440,327     41,270,986     48,477,145
NET ASSETS:
Beginning of period .............................     141,594,571             --    899,752,696    184,485,559
                                                     ------------   ------------   ------------   ------------
End of period ...................................    $186,345,220   $ 27,440,327   $941,023,682   $232,962,704
                                                     ------------   ------------   ------------   ------------
Undistributed net investment income/
   (distributions in excess) ....................    $         --   $     13,174   $         --   $   (128,593)
                                                     ------------   ------------   ------------   ------------
                                                     ------------   ------------   ------------   ------------
TRANSACTIONS IN FUND SHARES:
Shares sold .....................................       9,277,655      3,845,253      5,613,697     38,049,597
Shares issued as reinvestment of dividends ......         178,692         74,606      1,291,660      6,020,270
Shares redeemed .................................      (7,355,632)    (1,438,789)    (3,141,918)   (33,607,042)
                                                     ------------   ------------   ------------   ------------
Net increase ....................................       2,100,715      2,481,070      3,763,439     10,462,825
                                                     ------------   ------------   ------------   ------------
                                                     ------------   ------------   ------------   ------------



                       See Notes to Financial Statements.

                                     44 & 45

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                  THE GCG TRUST

                     FOR THE PERIOD ENDED DECEMBER 31, 2000

                                                     LARGE CAP          HARD         DIVERSIFIED                          CAPITAL
                                                       VALUE           ASSETS          MID-CAP         RESEARCH           GROWTH
                                                      SERIES           SERIES          SERIES           SERIES            SERIES
                                                    -----------       --------      ------------     ------------       -----------
OPERATIONS:
Net investment income/(loss) .....................  $    276,880    $   420,250     $    37,055      $     (748,387)    $(2,680,545)
Net realized gain/(loss) on investments,
   futures contracts, written options, forward
   foreign currency exchange contracts and
   foreign currency transactions .................      (143,688)    (3,519,088)       (549,362)        119,220,841       6,132,858
Netchange in unrealized appreciation/
   depreciation of securities, written options,
   futures contracts, forward foreign currency
   exchange contracts and other assets and
   liabilities denominated in foreign currencies .       895,846      1,710,628         466,984        (181,781,897)   (113,939,909)
                                                    ------------    -----------     -----------     ---------------    ------------
Net increase/(decrease) in net assets
   resulting from operations .....................     1,029,038     (1,388,210)        (45,323)        (63,309,443)   (110,487,596)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ............................      (163,770)      (171,123)        (28,224)         (1,849,735)             --
Net realized gains ...............................      (817,836)            --              --        (124,021,844)    (19,372,287)
Return of capital ................................            --        (53,213)             --                 --           (5,515)
CAPITAL SHARE TRANSACTIONS:
Shares sold ......................................   118,474,046     41,044,973      18,890,969         263,175,971     153,872,556
Shares issued as reinvestment of dividends .......       981,606        224,336          28,224         125,871,579      19,377,802
Shares redeemed ..................................    (6,297,409)   (37,838,400)     (5,012,002)        (67,326,538)    (48,464,301)
                                                    ------------    -----------     -----------     ---------------    ------------
NET INCREASE/(DECREASE) IN NET ASSETS FROM
   SHARES OF BENEFICIAL INTEREST TRANSACTIONS ....   113,158,243      3,430,909      13,907,191         321,721,012     124,786,057
                                                    ------------    -----------     -----------     ---------------    ------------
Net increase/(decrease) in net assets ............   113,205,675      1,818,363      13,833,644         132,539,990      (5,079,341)
NET ASSETS:
Beginning of period ..............................            --     40,290,741              --       1,014,655,616     567,627,986
                                                    ------------    -----------     -----------     ---------------    ------------
End of period ....................................  $113,205,675    $42,109,104     $13,833,644     $ 1,147,195,606    $562,548,645
                                                    ------------    -----------     -----------     ---------------    ------------
                                                    ------------    -----------     -----------     ---------------    ------------
Undistributed net investment income
   (distributions in excess) .....................  $    113,073    $   (58,380)    $     8,206     $       (17,120)   $         --
                                                    ------------    -----------     -----------     ---------------    ------------
                                                    ------------    -----------     -----------     ---------------    ------------
TRANSACTIONS IN FUND SHARES:
Shares sold ......................................    11,191,290      3,720,624       1,932,122          10,173,133       8,784,143
Shares issued as reinvestment of dividends .......        98,654         21,304           3,058           6,315,684       1,410,321
Shares redeemed ..................................      (592,326)    (3,388,108)       (535,925)         (2,616,515)     (2,788,929)
                                                    ------------    -----------     -----------     ---------------    ------------
Net increase/(decrease) ..........................    10,697,618        353,820       1,399,255          13,872,302       7,405,535
                                                    ------------    -----------     -----------     ---------------    ------------
                                                    ------------    -----------     -----------     ---------------    ------------


                                                         CAPITAL          SMALL            MID-CAP        STRATEGIC       SPECIAL
                                                      APPRECIATION         CAP             GROWTH          EQUITY       SITUATIONS
                                                         SERIES          SERIES            SERIES          SERIES         SERIES
                                                     --------------   ------------     --------------   -----------    -----------
OPERATIONS:
Net investment income/(loss) .....................    $     3,580      $ 1,036,202     $  (7,718,087)   $ (662,648)    $   26,744
Net realized gain/(loss) on investments,
   futures contracts, written options, forward
   foreign currency exchange contracts and
   foreign currency transactions .................    (10,775,531)     137,489,419       455,686,780    (3,023,562)      (163,319)
Netchange in unrealized appreciation/
   depreciation of securities, written options,
   futures contracts, forward foreign currency
   exchange contracts and other assets and
   liabilities denominated in foreign currencies .    (74,320,225)    (249,620,681)     (390,067,811)  (83,111,698)      (481,730)
                                                     ------------     ------------    --------------  ------------    -----------
Net increase/(decrease) in net assets
   resulting from operations .....................    (85,092,176)    (111,095,060)       57,900,882   (86,797,908)      (618,305)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ............................             --         (795,177)               --            --         (8,447)
Net realized gains ...............................    (17,564,478)    (183,884,449)     (554,587,711)  (14,771,195)          (253)
Return of capital ................................             --               --                --            --             --
CAPITAL SHARE TRANSACTIONS:
Shares sold ......................................    226,390,640      532,605,577     1,201,482,925   439,204,104      8,790,297
Shares issued as reinvestment of dividends .......     17,564,478      184,679,626       554,587,711    14,771,195          8,700
Shares redeemed ..................................    (61,642,050)    (328,041,287)     (579,445,893) (183,591,393)       (46,530)
                                                     ------------     ------------    --------------  ------------    -----------
NET INCREASE/(DECREASE) IN NET ASSETS FROM
   SHARES OF BENEFICIAL INTEREST TRANSACTIONS ....    182,313,068      389,243,916     1,176,624,743   270,383,906      8,752,467
                                                     ------------     ------------    --------------  ------------    -----------
Net increase/(decrease) in net assets ............     79,656,414       93,469,230       679,937,914   168,814,803      8,125,462
NET ASSETS:
Beginning of period ..............................    411,898,369      367,636,592       781,807,497   205,799,412             --
                                                     ------------     ------------    --------------  ------------    -----------
End of period ....................................   $491,554,783     $461,105,822    $1,461,745,411  $374,614,215    $ 8,125,462
                                                     ------------     ------------    --------------  ------------    -----------
                                                     ------------     ------------    --------------  ------------    -----------
Undistributed net investment income
   (distributions in excess) .....................   $      3,580     $    241,025    $           --  $         --    $    18,297
                                                     ------------     ------------    --------------  ------------    -----------
                                                     ------------     ------------    --------------  ------------    -----------
TRANSACTIONS IN FUND SHARES:
Shares sold ......................................     11,625,196       22,796,819        37,091,955    20,036,996        915,643
Shares issued as reinvestment of dividends .......      1,135,390       18,922,093        32,337,476       959,169          1,011
Shares redeemed ..................................     (3,236,805)     (14,327,312)      (17,547,762)   (8,903,341)        (5,161)
                                                     ------------     ------------    --------------  ------------    -----------
Net increase/(decrease) ..........................      9,523,781       27,391,600        51,881,669    12,092,824        911,493
                                                     ------------     ------------    --------------  ------------    -----------
                                                     ------------     ------------    --------------  ------------    -----------


                                                                        DEVELOPING        EMERGING        MARKET
                                                          GROWTH           WORLD           MARKETS        MANAGER
                                                          SERIES          SERIES           SERIES         SERIES
                                                        ----------    -------------      ----------      ---------
OPERATIONS:
Net investment income/(loss) .....................    $    3,443,546    $  (284,933)    $  (202,969)    $   100,211
Net realized gain/(loss) on investments,
   futures contracts, written options, forward
   foreign currency exchange contracts and
   foreign currency transactions .................        39,082,472     (1,943,222)      6,065,139         497,097
Netchange in unrealized appreciation/
   depreciation of securities, written options,
   futures contracts, forward foreign currency
   exchange contracts and other assets and
   liabilities denominated in foreign currencies .      (516,603,790)   (25,710,075)    (18,736,492)       (486,483)
                                                      --------------    -----------    ------------     -----------
Net increase/(decrease) in net assets
   resulting from operations .....................      (474,077,772)   (27,938,230)    (12,874,322)        110,825
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ............................       (26,027,127)            --              --         (97,030)
Net realized gains ...............................       (92,596,768)      (490,210)             --        (497,099)
Return of capital ................................           (98,086)            --              --              --
CAPITAL SHARE TRANSACTIONS:
Shares sold ......................................     2,349,359,423    228,554,901      65,533,874              --
Shares issued as reinvestment of dividends .......       118,721,981        490,210              --         594,129
Shares redeemed ..................................    (1,653,278,733)  (202,691,407)    (73,055,849)       (812,064)
                                                      --------------    -----------    ------------     -----------
NET INCREASE/(DECREASE) IN NET ASSETS FROM
   SHARES OF BENEFICIAL INTEREST TRANSACTIONS ....       814,802,671     26,353,704      (7,521,975)       (217,935)
                                                      --------------    -----------    ------------     -----------
Net increase/(decrease) in net assets ............       222,002,918     (2,074,736)    (20,396,297)       (701,239)
NET ASSETS:
Beginning of period ..............................     1,416,872,220     62,615,796      44,949,208       7,318,786
                                                      --------------    -----------    ------------     -----------
End of period ....................................    $1,638,875,138    $60,541,060    $ 24,552,911     $ 6,617,547
                                                      --------------    -----------    ------------     -----------
                                                      --------------    -----------    ------------     -----------
Undistributed net investment income
   (distributions in excess) .....................    $   (6,196,828)   $    (7,255)   $    (25,460)    $     3,179
                                                      --------------    -----------    ------------     -----------
                                                      --------------    -----------    ------------     -----------
TRANSACTIONS IN FUND SHARES:
Shares sold ......................................        86,772,802     23,671,773       6,343,185              --
Shares issued as reinvestment of dividends .......         6,386,336         66,244              --          34,846
Shares redeemed ..................................       (61,844,726)   (21,174,902)     (6,983,267)        (42,388)
                                                      --------------    -----------    ------------     -----------
Net increase/(decrease) ..........................        31,314,412      2,563,115        (640,082)         (7,542)
                                                      --------------    -----------    ------------     -----------
                                                      --------------    -----------    ------------     -----------


                       See Notes to Financial Statements.

                                     46 & 47

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period.

                                                 LIQUID ASSET SERIES*
----------------------------------------------------------------------------------------------------------------------
                                                                   YEAR       YEAR         YEAR      YEAR      YEAR
                                                                   ENDED      ENDED        ENDED     ENDED     ENDED
                                                                 12/31/01   12/31/00     12/31/99   12/31/98  12/31/97
                                                                ----------  ---------    ---------  --------  -------
Net asset value, beginning of year ...........................  $     1.00   $   1.00    $    1.00   $  1.00  $  1.00
                                                                ----------  ---------    ---------  --------  -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ........................................       0.038      0.059        0.046     0.050    0.050
                                                                ----------  ---------    ---------  --------  -------
LESS DISTRIBUTIONS:
Dividends from net investment income .........................      (0.038)    (0.059)      (0.046)   (0.050)  (0.050)
                                                                ----------  ---------    ---------  --------  -------
Net asset value, end of year .................................  $     1.00   $   1.00    $    1.00  $   1.00  $  1.00
                                                                ==========   ========    =========  ========  =======
Total return .................................................        3.85%      6.05%        4.74%     5.13%    5.07%
                                                                ==========   ========    =========  ========  =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's) ...........................  $1,126,626   $718,891    $ 579,848  $211,730  $59,453
Ratio of operating expenses to average
   net assets ................................................        0.54%      0.55%        0.56%     0.59%    0.61%
Ratio of net investment income to average net assets .........        3.63%      5.91%        4.71%     4.92%    4.99%




                                               LIMITED MATURITY BOND SERIES*
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                   YEAR       YEAR         YEAR      YEAR      YEAR
                                                                   ENDED      ENDED        ENDED     ENDED     ENDED
                                                                 12/31/01   12/31/00     12/31/99   12/31/98  12/31/97#
                                                                ----------  ---------    ---------  --------  ---------
Net asset value, beginning of year ............................ $    10.53  $   10.42    $   10.68  $  10.31  $ 10.43
                                                                ----------  ---------    ---------  --------  -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income .........................................       0.41       0.55         0.48      0.24     0.60
Net realized and unrealized gain/(loss) on
   investments and foreign currencies .........................       0.52       0.26        (0.36)     0.47     0.09
                                                                ----------  ---------    ---------  --------  -------
Total from investment operations ..............................       0.93       0.81         0.12      0.71     0.69
                                                                ----------  ---------    ---------  --------  -------
LESS DISTRIBUTIONS:
Dividends from net investment income ..........................      (0.44)     (0.70)       (0.38)    (0.34)   (0.81)
Distributions from capital gains ..............................         --         --           --        --       --
                                                                ----------  ---------    ---------  --------  -------
Total distributions ...........................................      (0.44)     (0.70)       (0.38)   (0.34)    (0.81)
                                                                ----------  ---------    ---------  --------  -------
Net asset value, end of year .................................. $    11.02  $   10.53    $   10.42  $  10.68  $ 10.31
                                                                ==========  =========    =========  ========  =======
Total return ..................................................       8.84%      7.73%        1.13%     6.86%    6.67%
                                                                ==========  =========    =========  ========  =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's) ............................ $  462,492  $ 251,060    $ 207,109  $148,426  $53,839
Ratio of operating expenses to average net assets .............       0.53%      0.55%        0.57%     0.60%    0.61%
Ratio of operating expenses to average net assets,
   including interest expenses ................................       0.54%      0.56%          --        --       --
Ratio of net investment income to average
   net assets .................................................       4.98%      6.11%        5.29%     5.15%    5.71%
Portfolio turnover rate .......................................        117%       153%         128%       52%      81%

------------------
* On January 2, 1998, ING Investment Management, LLC ("IIM") became the Portfolio Manager of each Series. From August 13, 1996 to January 1, 1998, Equitable Investment Services Inc., an affiliate of IIM, was the Portfolio Manager of the Series. Prior to August 13, 1996, each Series had been advised by other Portfolio Managers.
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period.

                                                      CORE BOND SERIES**
---------------------------------------------------------------------------------------------------------------------------------

                                                                                 YEAR          YEAR         YEAR        PERIOD
                                                                                 ENDED         ENDED        ENDED        ENDED
                                                                               12/31/01      12/31/00     12/31/99    12/31/98*#
                                                                               ---------    ----------   ---------    ----------
Net asset value, beginning of period ......................................... $    9.60    $    10.06   $   11.17     $  10.47
                                                                               ---------    ----------   ---------     --------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ........................................................      0.26          0.12        0.34         0.09
Net realized and unrealized gain/(loss) on investments
   and foreign currencies ....................................................     (0.02)        (0.03)      (1.30)        0.74
                                                                               ---------    ----------   ---------     --------
Total from investment operations .............................................      0.24          0.09       (0.96)        0.83
                                                                               ---------    ----------   ---------     --------
LESS DISTRIBUTIONS:
Dividends from net investment income .........................................        --         (0.32)      (0.14)       (0.09)
Dividends in excess of net investment income .................................        --            --          --        (0.04)
Distributions from capital gains .............................................     (0.05)        (0.00)1        --           --
Distributions in excess of capital gains .....................................        --            --       (0.01)          --
Return of capital ............................................................        --         (0.23)         --           --
                                                                               ---------    ----------   ---------     --------
Total distributions ..........................................................     (0.05)        (0.55)      (0.15)       (0.13)
                                                                               ---------    ----------   ---------     --------
Net asset value, end of period ............................................... $    9.79    $     9.60   $   10.06     $  11.17
                                                                               =========    ==========   =========     ========
Total return .................................................................      2.46%         0.94%      (8.62)%       7.99%++
                                                                               =========    ==========   =========     ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ......................................... $ 122,176    $   47,126   $  30,371     $ 21,932
Ratio of operating expenses to average net assets ............................      1.13%         1.60%       1.60%        1.74%+
Ratio of net investment income to average net assets .........................      3.30%         3.62%       3.17%        2.37%+
Portfolio turnover rate ......................................................       745%          156%         87%          25%

                                                   FULLY MANAGED SERIES
---------------------------------------------------------------------------------------------------------------------------

                                                                    YEAR         YEAR          YEAR          YEAR         YEAR
                                                                    ENDED        ENDED         ENDED         ENDED        ENDED
                                                                  12/31/01     12/31/00      12/31/99      12/31/98     12/31/97
                                                                  ---------    ---------    ----------    ----------   ----------
Net asset value, beginning of year .............................  $   16.62    $   15.05    $    15.23    $    15.73   $    14.82
                                                                  ---------    ---------    ----------    ----------   ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ..........................................       0.36         0.47          0.50          0.36         0.39
Net realized and unrealized gain on investments
   and foreign currencies ......................................       1.28         2.78          0.53          0.55         1.86
                                                                  ---------    ---------    ----------    ----------   ----------
Total from investment operations ...............................       1.64         3.25          1.03          0.91         2.25
                                                                  ---------    ---------    ----------    ----------   ----------
LESS DISTRIBUTIONS:
Dividends from net investment income ...........................      (0.37)       (0.62)        (0.40)        (0.36)       (0.41)
Distributions from capital gains ...............................      (0.39)       (1.06)        (0.81)        (1.05)       (0.93)
                                                                  ---------    ---------    ----------    ----------   ----------
Total distributions ............................................      (0.76)       (1.68)        (1.21)        (1.41)       (1.34)
                                                                  ---------    ---------    ----------    ----------   ----------
Net asset value, end of year ...................................  $   17.50    $   16.62    $    15.05    $    15.23   $    15.73
                                                                  =========    =========    ==========    ==========   ==========
Total return ...................................................       9.92%       21.97%         6.92%         5.89%       15.27%
                                                                  =========    =========    ==========    ==========   ==========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's) .............................  $ 688,506    $ 373,548    $  287,909    $  246,196   $  169,987
Ratio of operating expenses to average net assets ..............       0.95%        0.95%        0.97%          0.98%        0.99%
Ratio of net investment income to average net assets ...........       2.65%        3.24%        3.45%          2.83%        2.67%
Portfolio turnover rate ........................................         23%          42%          36%            44%          48%

------------------
* The Core Bond Series (formerly the Global Fixed Income Series) commenced operations on August 14, 1998.
** Since May 1, 2001, Pacific Investment Management Company has served as the
   Portfolio Manager of the Series. Prior to that date a different firm served as Portfolio Manager. Along with this change was a name change from the Global Fixed Income Series to the Core Bond Series and a change of investment strategy.
+  Annualized
++ Non-annualized
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
1  Amount is less than $0.01.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period.

                                                    TOTAL RETURN SERIES
----------------------------------------------------------------------------------------------------------------------------------

                                                                               YEAR           YEAR         YEAR         PERIOD
                                                                               ENDED          ENDED        ENDED         ENDED
                                                                             12/31/01       12/31/00     12/31/99     12/31/98*#
                                                                           -----------      --------    ----------    ----------
Net asset value, beginning of period ....................................  $     17.00      $  15.80    $    15.80    $    14.88
                                                                           -----------      --------    ----------    ----------

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ...................................................         0.44          0.50          0.42          0.17
Net realized and unrealized gain/(loss) on investments
   and foreign currencies ...............................................        (0.37)         2.07          0.11          0.86
                                                                           -----------      --------    ----------    ----------
Total from investment operations ........................................         0.07          2.57          0.53          1.03
                                                                           -----------      --------    ----------    ----------
LESS DISTRIBUTIONS:
Dividends from net investment income ....................................        (0.46)        (0.63)        (0.31)        (0.11)
Distributions from capital gains ........................................        (0.63)        (0.74)        (0.22)           --
                                                                           -----------      --------    ----------    ----------
Total distributions .....................................................        (1.09)        (1.37)        (0.53)        (0.11)
                                                                           -----------      --------    ----------    ----------
Net asset value, end of period ..........................................  $     15.98      $  17.00    $    15.80    $    15.80
                                                                           ===========      ========    ==========    ==========
Total return ............................................................        50.49%        16.50%         3.38%         6.90%++
                                                                           ===========      ========    ==========    ==========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ....................................  $ 1,002,724      $832,527    $  675,754    $  453,093
Ratio of operating expenses to average net assets .......................         0.89%         0.88%         0.91%         0.98%+
Ratio of net investment income to average net assets ....................         2.88%         3.28%         3.04%         2.95%+
Portfolio turnover rate .................................................          106%          113%           81%           37%




                                            ASSET ALLOCATION GROWTH SERIES
---------------------------------------------------------------------------------------------------------

                                                                                 YEAR           PERIOD
                                                                                 ENDED          ENDED
                                                                               12/31/01       12/31/00**#
                                                                              -----------     ----------
Net asset value, beginning of period ......................................   $      9.40     $    10.00
                                                                              -----------     ----------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income .....................................................          0.03           0.09
Net realized and unrealized loss on investments and foreign currencies ....         (0.64)         (0.68)
                                                                              -----------     ----------
   Total from investment operations .......................................         (0.61)         (0.59)
                                                                              -----------     ----------
LESS DISTRIBUTIONS:
Dividends from net investment income ......................................         (0.08)         (0.01)
                                                                              -----------     ----------
Net asset value, end of period ............................................   $      8.71     $     9.40
                                                                              ===========     ==========
Total return ..............................................................         (6.52)%        (5.90)%++
                                                                              ===========     ==========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ......................................   $    51,723     $    8,497
Ratio of operating expenses to average net assets .........................          1.01%          1.00%+
Ratio of net investment income to average net assets ......................          1.50%          3.80%+
Portfolio turnover rate ...................................................            50%            10%

------------------
*  The Total Return Series commenced operations on August 14, 1998.
** The Asset Allocation Growth Series commenced operations on October 2, 2000. + Annualized
++ Non-annualized
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period.

                                                   EQUITY INCOME SERIES*
------------------------------------------------------------------------------------------------------------------------------

                                                                    YEAR        YEAR          YEAR          YEAR        YEAR
                                                                    ENDED       ENDED         ENDED         ENDED       ENDED
                                                                  12/31/01    12/31/00      12/31/99      12/31/98    12/31/97
                                                                 ---------   ----------    ---------     ----------  ---------
Net asset value, beginning of year ............................  $  11.67    $   11.24     $   12.67     $    13.09  $   12.41
                                                                 --------    ---------     ---------     ----------  ---------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income .........................................      0.14         0.23          0.27          0.49        0.57
Net realized and unrealized gain/(loss)
   on investments and foreign currencies ......................      0.01         1.18         (0.39)         0.58        1.58
                                                                 --------    ---------     ---------     ----------  ---------
Total from investment operations ..............................      0.15         1.41         (0.12)         1.07        2.15
                                                                 --------    ---------     ---------     ----------  ---------
LESS DISTRIBUTIONS:
Dividends from net investment income ..........................     (0.14)       (0.30)        (0.29)        (0.50)      (0.55)
Distributions from capital gains ..............................     (0.27)       (0.68)        (1.02)        (0.99)      (0.92)
                                                                 --------    ---------     ---------     ----------  ---------
Total distributions ...........................................     (0.41)       (0.98)        (1.31)        (1.49)      (1.47)
                                                                 --------    ---------     ---------     ----------  ---------
Net asset value, end of year ..................................  $  11.41    $   11.67     $   11.24     $   12.67   $   13.09
                                                                 ========    =========     =========     =========   =========
Total return ..................................................      1.36%       12.93%        (0.72)%        8.26%      17.44%
                                                                 ========    =========     =========     =========   =========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's) ............................  $426,726    $ 298,092     $ 277,354     $ 278,074   $ 264,599
Ratio of operating expenses to average
   net assets .................................................      0.95%        0.95%        0.96%          0.98%       0.99%
Ratio of net investment income to average
   net assets .................................................      1.43%        1.98%        2.19%          3.63%       3.88%
Portfolio turnover rate .......................................        16%          53%         122%            61%         79%


                                                 ALL CAP SERIES
-----------------------------------------------------------------------------------------------------------

                                                                                        YEAR       PERIOD
                                                                                        ENDED       ENDED
                                                                                      12/31/01   12/31/00**
                                                                                      --------   ----------
Net asset value, beginning of period ...............................................  $  11.45   $  10.00
                                                                                      --------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ..............................................................      0.09       0.05
Net realized and unrealized gain on investments and foreign currencies .............      0.12       1.68
                                                                                      --------   --------
Total from investment operations ...................................................      0.21       1.73
                                                                                      --------   --------
LESS DISTRIBUTIONS:
Dividends from net investment income ...............................................     (0.09)     (0.04)
Distributions from capital gains ...................................................     (0.04)     (0.24)
                                                                                      --------   --------
Total distributions ................................................................     (0.13)     (0.28)
                                                                                      --------   --------
Net asset value, end of period .....................................................  $  11.53   $  11.45
                                                                                      ========   ========
Total return .......................................................................      1.91%     17.45%++
                                                                                      ========   ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ...............................................  $307,030   $111,887
Ratio of operating expenses to average net assets ..................................      1.01%      1.00%+
Ratio of net investment income to average net assets ...............................      1.15%      1.10%+
Portfolio turnover rate ............................................................        75%        82%


------------------
* Since March 1, 1999, T. Rowe Price Associates, Inc. has served as the Portfolio Manager of the Series. Prior to that date a different firm served as Portfolio Manager. Along with this change was a name change from the Multiple Allocation Series to the Equity Income Series.
** The All Cap Series commenced operations on February 1, 2000.
+  Annualized
++ Non-annualized


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


For a share of beneficial interest outstanding throughout each period.


                                              GROWTH AND INCOME SERIES
-----------------------------------------------------------------------------------------------------------

                                                                                        YEAR       PERIOD
                                                                                        ENDED       ENDED
                                                                                      12/31/01   12/31/00*#
                                                                                      --------   ----------
Net asset value, beginning of period ...............................................  $  9.97    $ 10.00
                                                                                      -------    -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ..............................................................     0.02       0.07
Net realized and unrealized loss on investments and foreign currencies .............    (0.97)     (0.09)
                                                                                      -------    -------
Total from investment operations ...................................................    (0.95)     (0.02)
                                                                                      -------    -------
LESS DISTRIBUTIONS:
Dividends from net investment income ...............................................    (0.05)     (0.01)
                                                                                      -------    -------
Net asset value, end of period .....................................................  $  8.97    $  9.97
                                                                                      =======    =======
Total return .......................................................................    (9.51)%    (0.21)%++
                                                                                      =======    =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ...............................................  $93,222    $15,231
Ratio of operating expenses to average net assets ..................................     1.11%      1.10%+
Ratio of net investment income to average net assets ...............................     0.93%      2.63%+
Portfolio turnover rate ............................................................       42%         5%


                                                   REAL ESTATE SERIES**
----------------------------------------------------------------------------------------------------------------------

                                                                     YEAR        YEAR      YEAR     YEAR      YEAR
                                                                     ENDED       ENDED     ENDED    ENDED     ENDED
                                                                   12/31/01    12/31/00  12/31/99  12/31/98  12/31/97
                                                                   --------    --------  --------  --------  --------
Net asset value, beginning of year ..............................  $  15.21    $ 12.12   $ 13.58   $ 18.27   $ 15.98
                                                                   --------    -------   -------   -------   -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ...........................................      0.70       0.42      0.84      0.83      0.69
Net realized and unrealized gain/(loss) on
   investments and foreign currencies ...........................      0.53       3.33     (1.39)    (3.34)     2.93
                                                                   --------    -------   -------   -------   -------
Total from investment operations ................................      1.23       3.75     (0.55)    (2.51)     3.62
                                                                   --------    -------   -------   -------   -------
LESS DISTRIBUTIONS:
Dividends from net investment income ............................     (0.59)     (0.66)    (0.54)    (0.66)    (0.63)
Distributions from capital gains ................................     (0.21)        --     (0.37)    (1.52)    (0.70)
                                                                   --------    -------   -------   -------   -------
Total distributions .............................................     (0.80)     (0.66)    (0.91)    (2.18)    (1.33)
                                                                   --------    -------   -------   -------   -------
Net asset value, end of year ....................................  $  15.64    $ 15.21   $ 12.12   $ 13.58   $ 18.27
                                                                   ========   ========   =======   =======   =======
Total return ....................................................      8.14%     30.99%    (3.81)%  (13.45)%   22.79%
                                                                   ========   ========   =======   =======   =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's) ..............................  $130,643   $103,800   $56,906   $69,911   $75,530
Ratio of operating expenses to average net assets ...............      0.95%      0.95%     0.96%     0.99%     0.99%
Ratio of net investment income to average
   net assets ...................................................      5.35%      5.60%     5.61%     5.26%     4.49%
Portfolio turnover rate .........................................        81%        69%       36%       29%       41%

------------------
*  The Growth and Income Series commenced operations on October 2, 2000.
** Since December 17, 2001, Van Kampen has served as Portfolio Manager for the
   Real Estate Series. Prior to that date, a different firm served as Portfolio Manager.
+  Annualized
++ Non-annualized
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period.

                                                    VALUE EQUITY SERIES
------------------------------------------------------------------------------------------------------------------------

                                                                    YEAR        YEAR        YEAR       YEAR      YEAR
                                                                    ENDED       ENDED       ENDED      ENDED     ENDED
                                                                  12/31/01    12/31/00    12/31/99   12/31/98   12/31/97
                                                                  --------    --------    --------   --------   --------
Net asset value, beginning of year .............................  $  16.61   $  15.52     $  15.88   $  16.13   $ 13.92
                                                                  --------   --------     --------   --------   -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ..........................................      0.12       0.13         0.17       0.19      0.16
Net realized and unrealized gain/(loss) on
   investments and foreign currencies ..........................     (0.86)      1.22        (0.09)      0.06      3.63
                                                                  --------   --------     --------   --------   -------
Total from investment operations ...............................     (0.74)      1.35         0.08       0.25      3.79
                                                                  --------   --------     --------   --------   -------
LESS DISTRIBUTIONS:
Dividends from net investment income ...........................     (0.11)     (0.19)       (0.15)     (0.18)    (0.18)
Distributions from capital gains ...............................     (0.21)     (0.02)       (0.29)     (0.32)    (1.40)
Return of capital ..............................................        --      (0.05)          --         --        --
                                                                  --------   --------     --------   --------   -------
Total distributions ............................................     (0.32)     (0.26)       (0.44)     (0.50)    (1.58)
                                                                  --------   --------     --------   --------   -------
Net asset value, end of year ...................................  $  15.55   $  16.61     $  15.52   $  15.88   $ 16.13
                                                                  ========   ========     ========   ========   =======
Total return ...................................................     (4.43)%     8.77%        0.51%      1.55%    27.28%
                                                                  ========   ========     ========   ========   =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's) .............................  $204,675   $186,345     $141,595   $129,784   $80,048
Ratio of operating expenses to average net assets ..............      0.95%      0.95%        0.96%      0.98%     0.99%
Ratio of net investment income to average net assets ...........      0.76%      0.92%        1.11%      1.49%     1.31%
Portfolio turnover rate ........................................        61%        84%          62%       124%      128%


                                                    INVESTORS SERIES
-----------------------------------------------------------------------------------------------------------------------

                                                                                                   YEAR         PERIOD
                                                                                                   ENDED        ENDED
                                                                                                 12/31/01     12/31/00*
                                                                                               ------------ -----------
Net asset value, beginning of period ........................................................   $   11.06    $   10.00
                                                                                                ---------    ---------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income .......................................................................        0.04         0.06
Net realized and unrealized gain/(loss) on investments and foreign currencies ...............       (0.52)        1.33
                                                                                                ---------    ---------
Total from investment operations ............................................................       (0.48)        1.39
                                                                                                ---------    ---------
LESS DISTRIBUTIONS:
Dividends from net investment income ........................................................       (0.05)       (0.05)
Distributions from capital gains ............................................................       (0.03)       (0.28)
                                                                                                ---------    ---------
Total distributions .........................................................................       (0.08)       (0.33)
                                                                                                ---------    ---------
Net asset value, end of period ..............................................................   $   10.50    $   11.06
                                                                                                =========    =========
Total return ................................................................................       (4.27)%      14.07%++
                                                                                                =========    =========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ........................................................   $  95,347    $  27,440
Ratio of operating expenses to average net assets ...........................................        1.01%        1.00%+
Ratio of net investment income to average net assets ........................................        0.78%        1.13%+
Portfolio turnover rate .....................................................................          39%         118%

------------------
*  The Investors Series commenced operations on February 1, 2000.
+  Annualized
++ Non-annualized

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period.



                                          INTERNATIONAL EQUITY SERIES
--------------------------------------------------------------------------------------------------------

                                                                                              PERIOD
                                                                                               ENDED
                                                                                             12/31/01*
                                                                                            -----------
Net asset value, beginning of period ...................................................    $      8.26
                                                                                            -----------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ..................................................................          (0.00)1
Net realized and unrealized gain on investments and foreign currencies .................           0.03
                                                                                            -----------
Total from investment operations .......................................................           0.03
                                                                                            -----------
Net asset value, end of period .........................................................    $      8.29
                                                                                            ===========
Total return ...........................................................................           0.36%++
                                                                                            ===========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ...................................................    $   171,577
Ratio of operating expenses to average net assets ......................................           1.25%+
Ratio of net investment loss to average net assets .....................................          (0.15)%+
Portfolio turnover rate ................................................................             99%


                                                  RISING DIVIDENDS SERIES
-------------------------------------------------------------------------------------------------------------------------------

                                                                    YEAR         YEAR          YEAR          YEAR        YEAR
                                                                    ENDED        ENDED         ENDED         ENDED       ENDED
                                                                  12/31/01     12/31/00      12/31/99      12/31/98    12/31/97
                                                                  ---------    ---------     ---------    ---------   ---------
Net asset value, beginning of year .............................  $   23.53    $   24.84     $   22.01    $   20.04   $   15.81
                                                                  ---------    ---------     ---------    ---------   ---------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ..........................................       0.07         0.07          0.08         0.10        0.14
Net realized and unrealized gain/(loss) on
   investments and foreign currencies ..........................      (2.89)       (0.62)         3.41         2.74        4.57
                                                                  ---------    ---------     ---------    ---------   ---------
Total from investment operations ...............................      (2.82)       (0.55)         3.49         2.84        4.71
                                                                  ---------    ---------     ---------    ---------   ---------
LESS DISTRIBUTIONS:
Dividends from net investment income ...........................      (0.06)       (0.11)        (0.07)       (0.10)      (0.13)
Distributions from capital gains ...............................      (0.24)       (0.65)        (0.59)       (0.77)      (0.35)
                                                                  ---------    ---------     ---------    ---------   ---------
Total distributions ............................................      (0.30)       (0.76)        (0.66)       (0.87)      (0.48)
                                                                  ---------    ---------     ---------    ---------   ---------
Net asset value, end of year ...................................  $   20.41    $   23.53     $   24.84    $   22.01   $   20.04
                                                                  =========    =========     =========    =========   =========
Total return ...................................................     (11.95)%      (2.11)%       15.88%       14.13%      29.82%
                                                                  =========    =========     =========    =========   =========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's) .............................  $ 793,601    $ 941,024     $ 899,753    $ 574,843   $ 252,191
Ratio of operating expenses to average net assets ..............       0.95%        0.95%        0.96%         0.98%       0.99%
Ratio of net investment income to average
   net assets ..................................................       0.33%        0.30%        0.40%         0.72%       0.96%
Portfolio turnover rate ........................................         36%          37%          27%           34%         26%

------------------
* The International Equity Series commenced operations on December 17, 2001. + Annualized
++ Non-annualized
1  Amount is less than 0.01.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period.

                                                  MANAGED GLOBAL SERIES*
----------------------------------------------------------------------------------------------------------------------------

                                                                    YEAR         YEAR          YEAR        YEAR       YEAR
                                                                    ENDED        ENDED         ENDED       ENDED      ENDED
                                                                  12/31/01     12/31/00      12/31/99    12/31/98   12/31/97
                                                                  --------     --------      --------    ---------  --------
Net asset value, beginning of year ............................   $  11.82     $  19.96      $  14.19    $   11.46  $  11.13
                                                                  --------     --------      --------    ---------  --------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) ..................................       0.00(1)        --         (0.03)       (0.02)     0.02
Net realized and unrealized gain/(loss) on
   investments and foreign currencies .........................      (1.41)       (3.13)         8.82         3.37      1.33
                                                                  --------     --------      --------    ---------  --------
Total from investment operations ..............................      (1.41)       (3.13)         8.79         3.35      1.35
                                                                  --------     --------      --------    ---------  --------
LESS DISTRIBUTIONS:
Dividends from net investment income ..........................      (0.01)       (0.02)           --       (0.05)     (0.17)
Dividends in excess of net investment income ..................         --           --            --          --      (0.07)
Distributions from capital gains ..............................         --        (4.99)        (3.02)      (0.57)     (0.78)
                                                                  --------     --------      --------    ---------  --------
Total distributions ...........................................      (0.01)       (5.01)        (3.02)      (0.62)     (1.02)
                                                                  --------     --------      --------    ---------  --------
Net asset value, end of year ..................................   $  10.40     $  11.82      $  19.96    $  14.19   $  11.46
                                                                  ========     ========      ========    ========   ========
Total return ..................................................     (11.91)%     (14.56)%       63.30%      29.31%     12.17%
                                                                  ========     ========      ========    ========   ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's) ............................   $255,251     $232,963      $184,486    $134,078   $105,305
Ratio of operating expenses to average net assets .............       1.26%        1.25%         1.25%       1.26%      1.36%
Ratio of net investment income/(loss) to average
   net assets .................................................      (0.01)%       0.05%        (0.19)%     (0.17)%     0.06%
Portfolio turnover rate .......................................         30%         109%          168%        173%       199%


                                                  LARGE CAP VALUE SERIES
---------------------------------------------------------------------------------------------------------------------

                                                                                               YEAR          PERIOD
                                                                                               ENDED         ENDED
                                                                                             12/31/01     12/31/00**
                                                                                           ------------   -----------
Net asset value, beginning of period ....................................................   $   10.58     $    10.00
                                                                                            ---------     ----------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ...................................................................        0.01           0.03
Net realized and unrealized gain/(loss) on investments and foreign currencies ...........       (0.39)          0.65
                                                                                            ---------     ----------
Total from investment operations ........................................................       (0.38)          0.68
                                                                                            ---------     ----------
LESS DISTRIBUTIONS:
Dividends from net investment income ....................................................       (0.02)         (0.02)
Distributions from capital gains ........................................................       (0.00)1        (0.08)
                                                                                            ---------     ----------
Total distributions .....................................................................       (0.02)         (0.10)
                                                                                            ---------     ----------
Net asset value, end of period ..........................................................   $   10.18     $    10.58
                                                                                            =========     ==========
Total return ............................................................................       (3.62)%         6.81%++
                                                                                            =========     ==========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ....................................................   $ 282,049     $  113,206
Ratio of operating expenses to average net assets .......................................        1.01%          1.00%+
Ratio of net investment income to average net assets ....................................        0.17%          0.60%+
Portfolio turnover rate .................................................................          29%            22%

------------------
* Since February 1, 2000, Capital Guardian Trust Company has served as Portfolio Manager of the Series. Prior to that date, different firms served as Portfolio Manager.
** The Large Cap Value Series commenced operations on February 1, 2000.
+  Annualized
++ Non-annualized
 1 Amount is less than 0.01.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period.

                                                    HARD ASSETS SERIES*
-------------------------------------------------------------------------------------------------------------------------------

                                                                    YEAR         YEAR          YEAR          YEAR        YEAR
                                                                    ENDED        ENDED         ENDED         ENDED       ENDED
                                                                  12/31/01     12/31/00      12/31/99      12/31/98    12/31/97
                                                                  ---------    ---------     ---------    ---------   ---------
Net asset value, beginning of year ............................   $   11.14    $   11.76     $    9.60    $   15.05   $   17.85
                                                                  ---------    ---------     ---------    ---------   ---------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income .........................................        0.19         0.01          0.12         0.26        0.14
Net realized and unrealized gain/(loss) on
   investments and foreign currencies .........................       (1.54)       (0.57)         2.12        (4.73)       0.99
                                                                  ---------    ---------     ---------    ---------   ---------
Total from investment operations ..............................       (1.35)       (0.56)         2.24        (4.47)       1.13
                                                                  ---------    ---------     ---------    ---------   ---------
LESS DISTRIBUTIONS:
Dividends from net investment income ..........................          --        (0.05)        (0.08)       (0.26)      (0.13)
Distributions from capital gains ..............................          --           --            --        (0.72)      (3.80)
Return of capital .............................................          --        (0.01)           --           --          --
                                                                  ---------    ---------     ---------    ---------   ---------
Total distributions ...........................................          --        (0.06)        (0.08)       (0.98)      (3.93)
                                                                  ---------    ---------     ---------    ---------   ---------
Net asset value, end of year ..................................   $    9.79    $   11.14     $   11.76    $    9.60   $   15.05
                                                                  =========    =========     =========    =========   =========
Total return ..................................................      (12.12)%      (4.73)%       23.36%      (29.58)%      6.22%
                                                                  =========    =========     =========    =========   =========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's) ............................   $  33,787    $  42,109     $  40,291    $  30,530   $  46,229
Ratio of operating expenses to average net assets .............        0.95%        0.95%        0.96%         1.00%       0.99%
Ratio of net investment income to average net assets ..........        1.68%        1.00%        1.07%         1.99%       0.76%
Portfolio turnover rate .......................................         240%         207%         204%          178%        124%



                                                DIVERSIFIED MID-CAP SERIES
---------------------------------------------------------------------------------------------------------------

                                                                                           YEAR      PERIOD
                                                                                           ENDED      ENDED
                                                                                         12/31/01   12/31/00**#
                                                                                        ---------   -----------
Net asset value, beginning of period .................................................  $    9.89   $   10.00
                                                                                        ---------   ---------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ................................................................       0.02        0.04
Net realized and unrealized gain/(loss) on
   investments and foreign currencies ................................................      (0.68)      (0.13)
                                                                                        ---------   ---------
Total from investment operations .....................................................      (0.66)      (0.09)
                                                                                        ---------   ---------
LESS DISTRIBUTIONS:
Dividends from net investment income .................................................      (0.02)      (0.02)
                                                                                        ---------   ---------
Net asset value, end of period .......................................................  $    9.21   $    9.89
                                                                                        =========   =========
Total return .........................................................................     (6.64)%      (0.87)%++
                                                                                        =========   =========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) .................................................  $ 58,712    $ 13,834
Ratio of operating expenses to average net assets ....................................      1.01%       1.00%+
Ratio of net investment income to average net assets .................................      0.47%       1.70%+
Portfolio turnover rate ..............................................................       89%          20%

------------------
* Prior to January 23, 1997, the Hard Assets Series was named the Natural Resources Series. Since March 1, 1999, Baring International Investment Limited has served as Portfolio Manager for the Hard Assets Series. Prior to that date, a different firm served as Portfolio Manager.
** The Diversified Mid-Cap commenced operations on October 2, 2000.
+  Annualized
++ Non-annualized
# Per share numbers have been calculated using the average shares method, which more appropriately represents the per share data for the period.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


For a share of beneficial interest outstanding throughout each period.

                                                      RESEARCH SERIES
-----------------------------------------------------------------------------------------------------------------------------

                                                                              YEAR            YEAR        YEAR       PERIOD
                                                                              ENDED           ENDED       ENDED       ENDED
                                                                            12/31/01        12/31/00    12/31/99    12/31/98*#
                                                                          ----------     -----------   ---------    ---------
Net asset value, beginning of period ...................................  $    20.95     $     24.81   $   20.31    $  17.75
                                                                          ----------     -----------   ---------    --------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) ...........................................        0.03           (0.01)       0.01        0.02
Net realized and unrealized gain/(loss) on investments
   and foreign currencies ..............................................       (4.53)          (1.25)       4.90        2.56
                                                                          ----------     -----------   ---------    --------
Total from investment operations .......................................       (4.50)         (1.26)        4.91        2.58
                                                                          ----------     -----------   ---------    --------
LESS DISTRIBUTIONS:
Dividends from net investment income ...................................       (0.02)         (0.04)       (0.01)      (0.01)
Distributions in excess of net investment income .......................          --             --           --       (0.01)
Distributions from capital gains .......................................       (0.43)         (2.56)       (0.40)         --
                                                                          ----------     -----------   ---------    --------
Total distributions ....................................................       (0.45)         (2.60)       (0.41)      (0.02)
                                                                          ----------     -----------   ---------    --------
Net asset value, end of period .........................................  $    16.00     $    20.95   $    24.81   $   20.31
                                                                          ==========     ==========   ==========   =========
Total return ...........................................................      (21.46)%        (4.54)%      24.23%      14.54%++
                                                                          ==========     ==========   ==========   =========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ...................................  $  871,059     $1,147,196   $1,014,656   $ 613,771
Ratio of operating expenses to average net assets ......................        0.89%          0.88%        0.91%       0.94%+
Ratio of net investment income/(loss) to average net assets ............        0.15%         (0.06)%       0.02%       0.23%+
Portfolio turnover rate ................................................          97%            87%          89%         35%

                                                 CAPITAL GROWTH SERIES***
----------------------------------------------------------------------------------------------------------------------------------

                                                                                 YEAR          YEAR          YEAR        PERIOD
                                                                                 ENDED         ENDED         ENDED        ENDED
                                                                               12/31/01      12/31/00      12/31/99    12/31/98**#
                                                                               ---------     --------     ----------   ----------
Net asset value, beginning of period ........................................  $   14.78     $  18.52     $    15.62    $   14.24
                                                                               ---------     --------     ----------    ---------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) ................................................      (0.07)       (0.07)            --         0.09
Net realized and unrealized gain/(loss) on investments
   and foreign currencies ...................................................      (1.96)       (3.14)          3.96         1.36
                                                                               ---------     --------     ----------    ---------
Total from investment operations ............................................      (2.03)       (3.21)          3.96         1.45
                                                                               ---------     --------     ----------    ---------
LESS DISTRIBUTIONS:
Dividends from net investment income ........................................         --           --          (0.02)       (0.07)
Distributions in excess of net investment income ............................         --           --          (0.01)          --
Distributions from capital gains ............................................         --        (0.53)         (1.03)          --
Return of capital ...........................................................         --        (0.00)1           --           --
                                                                               ---------     --------     ----------    ---------
Total distributions .........................................................         --        (0.53)         (1.06)       (0.07)
                                                                               ---------     --------     ----------    ---------
Net asset value, end of period ..............................................  $   12.75     $  14.78     $    18.52    $   15.62
                                                                               =========     ========     ==========    =========
Total return ................................................................     (13.73)%     (17.12)%        25.56%       10.19%++
                                                                               =========     ========     ==========    =========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ........................................  $ 468,567     $562,549     $  567,628    $ 298,839
Ratio of operating expenses to average net assets ...........................       1.01%        0.99%          1.05%        1.08%+
Ratio of net investment income/(loss) to average net assets .................      (0.53)%      (0.45)%         0.00%        1.86%+
Portfolio turnover rate .....................................................        211%          59%           185%          92%

------------------
*   The Research Series commenced operations on August 14, 1998.
**  The Capital Growth Series commenced operations on August 14, 1998.
*** Since March 1, 1999, Alliance Capital Management, L.P. has served as
    Portfolio Manager for the Capital Growth Series. Prior to that date, a different firm served as Portfolio Manager. Prior to July 1, 1999, the Capital Growth Series was named the Growth &Income Series.
+   Annualized
++  Non-annualized
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
1   Amount is less than 0.01.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


For a share of beneficial interest outstanding throughout each period.

                                               CAPITAL APPRECIATION SERIES*
-------------------------------------------------------------------------------------------------------------------------------

                                                                    YEAR         YEAR          YEAR          YEAR        YEAR
                                                                    ENDED        ENDED         ENDED         ENDED       ENDED
                                                                  12/31/01     12/31/00      12/31/99      12/31/98    12/31/97
                                                                  ---------    ---------     ---------    ---------   ---------
Net asset value, beginning of year ............................   $   16.33    $   20.02     $   18.09    $   17.65   $   15.06
                                                                  ---------    ---------     ---------    ---------   ---------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) ..................................        0.01         0.00(1)     (0.01)         0.15        0.16
Net realized and unrealized gain/(loss) on
   investments and foreign currencies .........................       (2.13)       (3.08)        4.38          2.07        4.19
                                                                  ---------    ---------     ---------    ---------   ---------
Total from investment operations ..............................       (2.12)       (3.08)        4.37          2.22        4.35
                                                                  ---------    ---------     ---------    ---------   ---------
LESS DISTRIBUTIONS:
Dividends from net investment income ..........................       (0.01)          --        (0.03)        (0.15)      (0.16)
Distributions from capital gains ..............................          --        (0.61)       (2.41)        (1.63)      (1.60)
                                                                  ---------    ---------     ---------    ---------   ---------
Total distributions ...........................................       (0.01)       (0.61)       (2.44)        (1.78)      (1.76)
                                                                  ---------    ---------     ---------    ---------   ---------
Net asset value, end of year ..................................   $   14.20    $   16.33     $   20.02    $   18.09   $   17.65
                                                                  =========    =========     =========    =========   =========
Total return ..................................................      (12.98)%     (15.22)%       24.64%       12.68%      28.95%
                                                                  =========    =========     =========    =========   =========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's) ............................   $ 450,704    $ 491,555     $ 411,898    $ 263,313   $ 193,986
Ratio of operating expenses to average net assets .............        0.95%        0.95%         0.96%        0.98%       0.99%
Ratio of net investment income/(loss) to average net assets ...        0.09%        0.00%1       (0.05)%       0.95%       0.95%
Portfolio turnover rate .......................................          40%          62%          126%          64%         51%


                                                    SMALL CAP SERIES**
-------------------------------------------------------------------------------------------------------------------------------

                                                                    YEAR         YEAR          YEAR          YEAR        YEAR
                                                                    ENDED        ENDED         ENDED         ENDED       ENDED
                                                                  12/31/01     12/31/00      12/31/99      12/31/98    12/31/97
                                                                  ---------    ---------     ---------    ---------   ---------
Net asset value, beginning of year ............................   $   10.71    $   23.44     $   16.03    $   13.25   $   12.01
                                                                  ---------    ---------     ---------    ---------   ---------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) ..................................       10.01         0.04         (0.07)       (0.03)      (0.03)
Net realized and unrealized gain/(loss)
   on investments and foreign currencies ......................       (0.18)       (5.05)         8.17         2.81        1.27
                                                                  ---------    ---------     ---------    ---------   ---------
Total from investment operations ..............................       (0.17)       (5.01)         8.10         2.78        1.24
                                                                  ---------    ---------     ---------    ---------   ---------
LESS DISTRIBUTIONS:
Dividends from net investment income ..........................       (0.01)       (0.03)           --           --          --
Distributions from capital gains ..............................          --        (7.69)        (0.69)          --          --
                                                                  ---------    ---------     ---------    ---------   ---------
Total distributions ...........................................       (0.01)       (7.72)        (0.69)          --          --
                                                                  ---------    ---------     ---------    ---------   ---------
Net asset value, end of year ..................................   $   10.53    $   10.71     $   23.44    $   16.03   $   13.25
                                                                  =========    =========     =========    =========   =========
Total return ..................................................       (1.56)%     (18.17)%       50.61%       20.98%      10.32%
                                                                  =========    =========     =========    =========   =========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's) ............................   $ 516,009    $ 461,106     $ 367,637    $  147,696  $  66,396
Ratio of operating expenses to average net assets .............        0.95%        0.95%         0.96%         0.99%      0.99%
Ratio of net investment income/(loss) to average net assets ...        0.16%        0.21%        (0.49)%       (0.32)%    (0.34)%
Portfolio turnover rate .......................................          42%         116%          132%          133%       130%

------------------
* Since April 1, 1999 AIM Capital Management Group, Inc. has served as the Portfolio Manager for the Capital Appreciation Series. Prior to that date, a different firm served as Portfolio Manager.
** Since February 1, 2000 Capital Guardian Trust Company has served as Portfolio
   Manager for the Small Cap Series. Prior to that date, a different firm served as Portfolio Manager.
1  Amount is less than 0.01.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period.

                                                   MID-CAP GROWTH SERIES
-----------------------------------------------------------------------------------------------------------------------------

                                                                             YEAR           YEAR         YEAR        PERIOD
                                                                             ENDED          ENDED        ENDED        ENDED
                                                                           12/31/01       12/31/00     12/31/99    12/31/98*#
                                                                          ----------      ---------   ---------    ----------
Net asset value, beginning of period ...................................  $    18.67      $   29.59   $   18.10    $  15.68
                                                                          ----------      ---------   ---------    --------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) ...........................................       (0.10)         (0.10)      (0.03)       0.01
Net realized and unrealized gain/(loss) on investments
   and foreign currencies ..............................................       (4.31)          1.43       14.22        2.52
                                                                          ----------      ---------   ---------    --------
Total from investment operations .......................................       (4.41)          1.33       14.19        2.53
                                                                          ----------      ---------   ---------    --------
LESS DISTRIBUTIONS:
Dividends from net investment income ...................................          --             --          --       (0.01)
Distributions from capital gains .......................................       (0.08)        (12.25)      (2.70)      (0.10)
                                                                          ----------      ---------   ---------    --------
Total distributions ....................................................       (0.08)        (12.25)      (2.70)      (0.11)
                                                                          ----------      ---------   ---------    --------
Net asset value, end of period .........................................  $    14.18     $    18.67   $   29.59   $   18.10
                                                                          ==========     ==========   =========   =========
Total return ...........................................................      (23.62)%         8.18%      79.05%      16.12%++
                                                                          ==========     ==========   =========   =========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ...................................  $1,133,396     $1,461,745   $ 781,807   $ 252,022
Ratio of operating expenses to average net assets ......................        0.89%          0.88%       0.91%       0.95%+
Ratio of net investment income/(loss) to average net assets ............       (0.64)%        (0.58)%     (0.21)%      0.15%+
Portfolio turnover rate ................................................          94%           150%        159%         55%


                                                 STRATEGIC EQUITY SERIES**
-------------------------------------------------------------------------------------------------------------------------------

                                                                    YEAR         YEAR          YEAR          YEAR        YEAR
                                                                    ENDED        ENDED         ENDED         ENDED       ENDED
                                                                  12/31/01     12/31/00      12/31/99      12/31/98    12/31/97
                                                                  ---------    ---------     ---------    ---------   ---------
Net asset value, beginning of year .............................  $   16.72    $   19.95     $   12.82    $   13.63   $   11.68
                                                                  ---------    ---------     ---------    ---------   ---------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) ...................................      (0.08)       (0.02)        (0.03)        0.16        0.20
Net realized and unrealized gain/(loss) on
   investments and foreign currencies ..........................      (3.46)       (2.52)         7.24        (0.07)       2.49
                                                                  ---------    ---------     ---------    ---------   ---------
Total from investment operations ...............................      (3.54)       (2.54)         7.21         0.09        2.69
                                                                  ---------    ---------     ---------    ---------   ---------
LESS DISTRIBUTIONS:
Dividends from net investment income ...........................         --           --         (0.02)       (0.16)      (0.19)
Distributions from capital gains ...............................      (0.02)       (0.69)        (0.06)       (0.59)      (0.55)
Distributions in excess of capital gains .......................         --           --            --        (0.15)         --
                                                                  ---------    ---------     ---------    ---------   ---------
Total distributions ............................................      (0.02)       (0.69)        (0.08)       (0.90)      (0.74)
                                                                  ---------    ---------     ---------    ---------   ---------
Net asset value, end of year ...................................  $   13.16    $   16.72     $   19.95    $   12.82   $   13.63
                                                                  =========    =========     =========    =========   =========
Total return ...................................................     (21.17)%     (12.45)%       56.24%        0.84%      23.16%
                                                                  =========    =========     =========    =========   =========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's) .............................  $ 269,805    $ 374,614     $ 205,799    $   73,261  $  51,789
Ratio of operating expenses to average net assets ..............       0.95%        0.95%         0.96%         0.99%      0.99%
Ratio of net investment income/(loss) to average net assets ....      (0.53)%      (0.19)%       (0.14)%        1.46%      1.88%
Portfolio turnover rate ........................................        200%         219%          176%          139%       105%

------------------
*  The Mid-Cap Growth Series commenced operations on August 14, 1998.
** Since  March 1, 1999 A I M  Capital  Management  Group,  Inc.  has  served as
   Portfolio Manager for the Strategic Equity Series. Prior to that date, a different firm served as Portfolio Manager.
+  Annualized
++ Non-annualized
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period.

                                            SPECIAL SITUATIONS SERIES
------------------------------------------------------------------------------------------------

                                                                          YEAR          PERIOD
                                                                          ENDED          ENDED
                                                                        12/31/01      12/31/00*#
                                                                       ---------      ----------
Net asset value, beginning of period ...............................   $    8.91       $   10.00
                                                                       ---------       ---------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ..............................................        0.00(1)         0.04
Net realized and unrealized loss on
   investments and foreign currencies ..............................       (0.45)          (1.12)
                                                                       ---------       ---------
Total from investment operations ...................................       (0.45)          (1.08)
                                                                       ---------       ---------
LESS DISTRIBUTIONS:
Dividends from net investment income ...............................       (0.02)          (0.01)
Distributions from capital gains ...................................          --           (0.00)1
                                                                       ---------       ---------
Total distributions ................................................       (0.02)          (0.01)
                                                                       ---------       ---------
Net asset value, end of period .....................................   $    8.44       $    8.91
                                                                       =========       =========
Total return .......................................................       (5.03)%        (10.80)%++
                                                                       =========       =========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ...............................   $  26,151       $   8,125
Ratio of operating expenses to average net assets ..................        1.11%           1.10%+
Ratio of net investment income to average net assets ...............        0.25%           1.92%+
Portfolio turnover rate ............................................          95%             12%


                                                     GROWTH SERIES***
-----------------------------------------------------------------------------------------------------------------------------

                                                                             YEAR           YEAR         YEAR        PERIOD
                                                                             ENDED          ENDED        ENDED        ENDED
                                                                           12/31/01       12/31/00     12/31/99    12/31/98*#
                                                                          ----------      ---------   ---------    ----------
Net asset value, beginning of period .................................    $    19.78      $   27.49   $   15.62    $  13.63
                                                                          ----------      ---------   ---------    --------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) .........................................          0.00(1)        0.29       (0.03)      (0.03)
Net realized and unrealized gain/(loss) on investments
   and foreign currencies ............................................         (5.98)         (6.43)      12.23        2.02
                                                                          ----------      ---------   ---------    --------
Total from investment operations .....................................         (5.98)         (6.14)      12.20        1.99
                                                                          ----------      ---------   ---------    --------
LESS DISTRIBUTIONS:
Dividends from net investment income .................................            --          (0.34)         --          --
Distributions from capital gains .....................................            --          (1.23)      (0.33)         --
Return of capital ....................................................            --          (0.00)1        --          --
                                                                          ----------      ---------   ---------    --------
Total distributions ..................................................            --          (1.57)      (0.33)         --
                                                                          ----------      ---------   ---------    --------
Net asset value, end of period .......................................    $    13.80      $   19.78   $   27.49    $  15.62
                                                                          ==========      =========   =========    ========
Total return .........................................................        (30.23)%       (21.99)%     78.13%      14.60%++
                                                                          ==========      =========   =========    ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) .................................    $1,101,625      $1,638,875  $1,416,872   $231,216
Ratio of operating expenses to average net assets ....................          1.01%           0.99%       1.04%      1.09%+
Ratio of net investment income/(loss) to average net assets ..........          0.01%           0.19%      (0.40)%    (0.58)%+
Portfolio turnover rate ..............................................            88%             60%        116%        88%

------------------
*  The Special Situations Series commenced operations on October 2, 2000.
** The Growth Series commenced operations on August 14, 1998.
***Since  March 1, 1999,  Janus  Capital  Corporation  has  served as  Portfolio
   Manager for the Growth Series. Prior to that date, a different firm served as Portfolio Manager. Along with this change was a name change from the Value + Growth Series to the Growth Series.
+  Annualized
++ Non-annualized
1  Amount is less than 0.01
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period.

                                                 DEVELOPING WORLD SERIES**
-----------------------------------------------------------------------------------------------------------------------------

                                                                             YEAR           YEAR         YEAR        PERIOD
                                                                             ENDED          ENDED        ENDED        ENDED
                                                                           12/31/01       12/31/00     12/31/99    12/31/98*#
                                                                          ----------      ---------   ---------    ----------
Net asset value, beginning of period ...................................  $     7.59      $   11.56   $    7.37    $  10.00
                                                                          ----------      ---------   ---------    --------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) ...........................................        0.09          (0.05)       0.08        0.04
Net realized and unrealized gain/(loss) on investments
   and foreign currencies ..............................................       (0.49)         (3.86)       4.44       (2.67)
                                                                          ----------      ---------   ---------    --------
Total from investment operations .......................................       (0.40)         (3.91)       4.52       (2.63)
                                                                          ----------      ---------   ---------    --------
LESS DISTRIBUTIONS:
Dividends from net investment income ...................................       (0.08)            --       (0.10)         --
Distributions in excess of net investment income .......................          --             --       (0.03)         --
Distributions from capital gains .......................................       (0.01)         (0.06)      (0.20)         --
                                                                          ----------      ---------   ---------    --------
Total distributions ....................................................       (0.09)         (0.06)      (0.33)         --
                                                                          ----------      ---------   ---------    --------
Net asset value, end of period .........................................  $     7.10      $    7.59   $   11.56    $   7.37
                                                                          ==========      =========   =========    ========
Total return ...........................................................       (5.25)%       (33.79)%     61.66%     (26.27)%++
                                                                          ==========      =========   =========    ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ...................................  $   74,797      $  60,541   $  62,616    $  8,797
Ratio of operating expenses to average net assets ......................        1.76%          1.75%       1.75%       1.83%+
Ratio of net investment income/(loss) to average net assets ............        1.27%         (0.39)%      0.85%       0.69%+
Portfolio turnover rate ................................................         180%           130%        135%         67%


                                            INTERNET TOLLKEEPER(SM) SERIES
------------------------------------------------------------------------------------------------------------

                                                                                                  PERIOD
                                                                                                   ENDED
                                                                                                12/31/01***
                                                                                              --------------
Net asset value, beginning of period ........................................................   $    10.00
                                                                                                ----------
LOSS FROM INVESTMENT OPERATIONS:
Net investment loss .........................................................................        (0.06)
Net realized and unrealized loss on investments and foreign currencies ......................        (2.25)
                                                                                                ----------
Total from investment operations ............................................................        (2.31)
                                                                                                ----------
Net asset value, end of period ..............................................................   $     7.69
                                                                                                ==========
Total return ................................................................................       (23.10)%++
                                                                                                ==========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ........................................................   $    9,255
Ratio of operating expenses to average net assets ...........................................         1.85%+
Ratio of net investment loss to average net assets ..........................................        (1.69)%+
Portfolio turnover rate .....................................................................           21%

------------------
*   The Developing World Series commenced operations on February 18, 1998.
** Since March 1, 1999, Baring International Investment Limited has served as Portfolio Manager for the Developing World Series. Prior to that date, a different firm served as Portfolio Manager.
*** The Internet TollkeeperSM Series commenced operations on May 1, 2001.
+   Annualized
++  Non-annualized
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                               LIQUID ASSET SERIES

                                DECEMBER 31, 2001


   PRINCIPAL                                           VALUE
    AMOUNT                                           (NOTE 1)
------------                                        -----------
CERTIFICATES OF DEPOSIT -- 15.5%
$10,000,000   Abbey National Plc,
               4.520% due 04/17/2002 ............   $ 9,997,733
              ABN-Amro Bank N.V. Chicago:
 10,000,000    1.905% due 06/11/2002 ............    10,005,537
 10,000,000    4.545% due 04/17/2002 ............    10,077,610
  5,000,000   Bank One, NA,
               4.100% due 05/06/2002 ............     5,000,000
              Barclays Bank Plc:
 10,000,000    2.130% due 05/28/2002 ............    10,009,672
  6,000,000    4.290% due 04/25/2002 ............     5,998,477
              Canadian Imperial Bank, NY:
 10,000,000    1.880% due 05/08/2002 ............     9,997,123
 14,000,000    5.190% due 02/20/2002 ............    14,000,000
 10,000,000   Dexia Bank, NY,
               1.900% due 06/03/2002 ............    10,000,413
              Lloyds TSB Bank Plc:
 10,000,000    2.200% due 04/26/2002 ............    10,011,355
 13,000,000    2.320% due 02/11/2002 ............    13,000,644
  5,000,000    5.200% due 01/25/2002 ............     5,000,285
              Societe Generale, NA, Inc.:
 10,000,000    1.790% due 03/21/2002 ............    10,000,000
 10,000,000    1.900% due 02/08/2002 ............    10,000,000
              Southtrust Bank, NA:
 15,000,000    2.000% due 06/03/2002 ............    15,000,000
 10,000,000    2.300% due 04/16/2002 ............    10,006,580
  7,000,000   Toronto-Dominion Bank,
               3.655% due 10/04/2002 ............     7,000,258
  9,000,000   UBS Stamford AG (CT),
               3.638% due 09/27/2002 ............     8,999,672
                                                    -----------
              Total Certificates Of Deposit
               (Cost $174,105,359) ..............   174,105,359
                                                    -----------
CORPORATE DEBT SECURITIES -- 21.4%
   COMMUNICATIONS -- 2.5%
              BellSouth Telecommunications, Inc.:
  5,000,000    2.042%+++ due 01/03/2003 .........     5,000,000
 10,000,000    4.287% due 04/26/2002** ..........     9,999,589
              SBC Communications, Inc.:
  8,000,000    1.838%+++ due 03/14/2002** .......     8,000,000
  5,000,000    4.250% due 06/05/2002** ..........     5,000,000
                                                    -----------
                                                     27,999,589
                                                    -----------
   DEPOSITORY INSTITUTIONS -- 13.7%
  6,000,000   Abbey National Plc,
               5.210% due 02/20/2002 ............     5,999,921
              Bank of America Corporation:
 13,750,000    2.071% due 06/25/2002 ............    13,765,395
 10,000,000    7.350% due 04/03/2002 ............    10,060,400
  4,000,000   Bank of America, NA,
               2.160%+++ due 05/20/2002 .........     4,001,995
              Bank One NA Illinois:
 13,000,000    1.880% due 03/05/2002 ............    12,957,230
  8,000,000    2.265%+++ due 02/07/2002 .........     8,001,278
  5,000,000    5.120% due 02/08/2002 ............     5,000,000
              Chase Manhatten Corporation:
 10,000,000    2.133%+++ due 09/11/2002 .........    10,010,484
 10,000,000    2.210%+++ due 02/22/2002 .........    10,001,971
 18,000,000    2.680%+++ due 01/03/2002 .........    18,000,171
              Citicorp, Inc.:
  4,000,000    1.983%+++ due 06/24/2002 .........     4,002,252
  8,000,000    9.500% due 02/01/2002 ............     8,029,808
 10,000,000   First Union National Bank,
               1.976%+++ due 03/15/2002 .........    10,002,207

   PRINCIPAL                                           VALUE
    AMOUNT                                           (NOTE 1)
------------                                        -----------
   DEPOSITORY INSTITUTIONS -- (CONTINUED)
$ 8,000,000   FleetBoston Financial Corporation,
               2.370%+++ due 05/01/2002 .........   $ 8,005,537
              Wells Fargo & Company:
 11,000,000    2.270%+++ due 10/30/2002 .........    11,017,203
 15,000,000    6.500% due 09/03/2002 ............    15,278,417
                                                    -----------
                                                    154,134,269
                                                    -----------
   PERSONAL CREDIT INSTITUTIONS -- 3.5%
              Associates Corporation North America:
 10,000,000    2.230%+++ due 02/22/2002 .........    10,002,525
 10,000,000    2.330%+++ due 05/01/2002** .......    10,005,893
 10,000,000   Fannie Mae,
               3.200% due 02/28/2002 ............     9,948,444
 10,000,000   Toyota Motor Credit Corporation,
               1.800%+++ due 01/17/2002 .........     9,999,575
                                                    -----------
                                                     39,956,437
                                                    -----------
   SECURITY BROKERS -- 1.7%
              Merrill Lynch & Company:
  2,500,000    2.100%+++ due 05/31/2002 .........     2,501,797
  5,000,000    2.360%+++ due 01/28/2002 .........     5,000,536
  7,000,000    4.300% due 04/24/2002 ............     7,000,000
  5,000,000    7.250% due 07/26/2002 ............     5,093,131
                                                    -----------
                                                     19,595,464
                                                    -----------
              Total Corporate Debt Securities
               (Cost $241,685,759) ..............   241,685,759
                                                    -----------
COMMERCIAL PAPER -- 44.2%
   ASSET BACKED SECURITIES -- 19.7%
 10,000,000   Ciesco LP,
               2.000%++ due 01/22/2002** ........     9,988,333
              Corporation Asset Funding Company:
 10,000,000    1.950%++ due 01/22/2002** ........     9,988,625
 10,000,000    2.080%++ due 01/09/2002** ........     9,995,378
 10,000,000    2.220%++ due 02/08/2002** ........     9,976,567
              Delaware Funding, Inc.:
 10,000,000    1.860%++ due 01/17/2002** ........     9,991,733
  9,378,000    2.070%++ due 01/17/2002** ........     9,369,372
              Edison Asset Securitization, LLC:
 10,000,000    1.880%++ due 02/04/2002** ........     9,982,244
 10,000,000    2.080%++ due 01/14/2002** ........     9,992,489
              Enterprise Funding Corporation:
 15,312,000    1.850%++ due 01/11/2002** ........    15,304,131
 10,000,000    1.950%++ due 01/07/2002** ........     9,996,750
              Park Avenue Receivables:
 10,000,000    1.840%++ due 01/08/2002** ........     9,996,422
 10,000,000    1.880%++ due 01/23/2002** ........     9,988,511
 15,000,000    2.120%++ due 01/29/2002** ........    14,975,267
              Preferred Receivables Funding Corporation:
 10,000,000    1.850%++ due 01/31/2002** ........     9,984,583
 10,000,000    2.080%++ due 01/10/2002** ........     9,994,800
 10,000,000    2.090%++ due 01/18/2002** ........     9,990,131
 10,000,000    2.100%++ due 01/07/2002** ........     9,996,500
              Windmill Funding Corporation:
 10,000,000    1.840%++ due 02/21/2002** ........     9,973,933
  7,000,000    2.090%++ due 01/07/2002** ........     6,997,562
 15,000,000    2.260%++ due 01/24/2002** ........    14,978,342
 10,000,000    2.470%++ due 01/03/2002** ........     9,998,628
                                                    -----------
                                                    221,460,301
                                                    -----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                               LIQUID ASSET SERIES

                                DECEMBER 31, 2001
   PRINCIPAL                                           VALUE
    AMOUNT                                           (NOTE 1)
------------                                        -----------
COMMERCIAL PAPER -- (CONTINUED)
   COMMUNICATIONS -- 4.4%
              BellSouth Corporation:
$10,000,000    2.230%++ due 02/08/2002** ........   $ 9,976,461
 10,000,000    2.270%++ due 02/08/2002** ........     9,976,039
              Verizon Global Funding:
 10,000,000    1.930%+++ due 01/14/2003^** ......    10,000,324
 10,000,000    2.320%++ due 04/30/2002** ........     9,923,311
 10,000,000    2.450%++ due 02/05/2002** ........     9,976,181
                                                    -----------
                                                     49,852,316
                                                    -----------
   CONSUMER PRODUCTS -- 2.0%
              The Gillette Company:
 13,000,000    2.160%++ due 04/22/2002** ........    12,913,420
 10,000,000    3.240%++ due 03/04/2002** ........     9,944,200
                                                    -----------
                                                     22,857,620
                                                    -----------
   DEPOSITORY INSTITUTIONS -- 5.0%
 10,000,000   Barclays US Funding Corporation,
               1.800%++ due 01/04/2002 ..........     9,998,500
 10,000,000   CDC Commercial Paper Corporation,
               2.120%++ due 01/30/2002** ........     9,982,922
              Dexia Delaware, LLC:
 10,000,000    2.080%++ due 02/05/2002 ..........     9,979,778
 10,000,000    2.170%++ due 01/29/2002 ..........     9,983,122
  7,000,000   Societe Generale, NA, Inc.,
               1.980%++ due 02/15/2002 ..........     6,982,675
 10,000,000   UBS Finance (DE), LLC,
               1.850%++ due 06/06/2002 ..........     9,919,833
                                                    -----------
                                                     56,846,830
                                                    -----------
   FOOD AND KINDERED PRODUCTS -- 0.9%
 10,000,000   Nestle Capital Corporation,
               1.850%++ due 01/02/2002 ..........     9,999,486
                                                    -----------
   PERSONAL CREDIT INSTITUTIONS -- 8.2%
              American Express Credit:
 10,000,000    1.800%++ due 03/20/2002 ..........     9,961,000
 10,000,000    2.020%++ due 01/15/2002 ..........     9,992,145
              General Electric Capital Corporation:
 15,847,000    2.120%++ due 02/27/2002 ..........    15,793,807
 15,000,000    2.310%++ due 02/14/2002 ..........    14,957,650
  4,231,000    3.600%++ due 03/29/2002 ..........     4,194,190
              Household Finance Corporation:
 10,000,000    1.780%++ due 01/16/2002 ..........     9,992,583
 10,000,000    1.850%++ due 01/23/2002 ..........     9,988,694
 17,000,000    2.090%++ due 02/07/2002 ..........    16,963,483
                                                    -----------
                                                     91,843,552
                                                    -----------

   PRINCIPAL                                           VALUE
    AMOUNT                                           (NOTE 1)
------------                                        -----------
   SECURITY BROKERS -- 4.0%
$15,000,000   Credit Suisse First Boston, Inc.,
               2.950%++ due 03/18/2002** ........  $ 14,906,583
 10,000,000   Credit Suisse First Boston,
               1.740% due 03/11/2002 ............     9,966,650
              Morgan Stanley Dean Witter & Company:
 10,000,000    1.840%++ due 02/06/2002 ..........     9,981,600
 10,000,000    1.860%++ due 01/16/2002 ..........     9,992,250
                                                  -------------
                                                     44,847,083
                                                  -------------
              Total Commercial Paper
               (Cost $497,707,188) ..............   497,707,188
                                                  -------------
REPURCHASE AGREEMENTS -- 12.2%
 70,000,000   Agreement with Goldman Sachs Group, Inc.
               1.79% dated 12/31/01 to be repurchased at
               $70,006,961 on 01/02/2002, collaterized by
               $91,961,000 U.S. Treasury Strips, Federal
               National Mortgage Association, Federal Home
               Loan Bank, Federal Farm Credit Bank, and
               Federal Home Loan Mortgage Corporation,
               3.750% to 6.250% due to 01/22/2002 to
               08/15/2023 (market value
               $71,547,475) ..................... $  70,000,000
 67,165,000   Agreement with Morgan Stanley Dean Witter &
               Company 1.70% dated 12/31/01 to be
               repurchased at $67,171,343 on
               01/02/2002, collaterized by $67,215,816
               Federal National Mortgage Association and
               Federal Home Loan Mortgage Corporation Notes,
               0.000% to 6.375% 01/24/2002 to 10/15/2002
               (market value $68,559,930) .......    67,165,000
                                                 --------------
              Total Repurchase Agreements
               (Cost $137,165,000) ..............   137,165,000
                                                 --------------
TOTAL INVESTMENTS (COST $1,050,663,306*)   93.3% $1,050,663,306
OTHER ASSETS AND LIABILITIES ...........    6.7      75,963,027
                                          ------ --------------
NET ASSETS .............................  100.0% $1,126,626,333
                                          ====== ==============
------------------------------
*   Aggregate cost for Federal tax purposes.
** Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
++  Annualized yield at date of purchase.
+++ Variable Rate Note. Rate shown in effect at 12/31/2001.
^   Illiquid security.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                          LIMITED MATURITY BOND SERIES

                                DECEMBER 31, 2001

   PRINCIPAL                                           VALUE
    AMOUNT                                           (NOTE 1)
------------                                        -----------
CORPORATE BONDS -- 43.6%
   AEROSPACE/DEFENSE -- 1.7%
$ 3,000,000   Northrop Grumman Corporation,
               8.625% due 10/15/2004 ............   $ 3,294,654
  2,500,000   Raytheon Company,
               7.900% due 03/01/2003 ............     2,600,270
  2,000,000   United Technologies Corporation,
               4.875% due 11/01/2006 ............     1,972,014
                                                    -----------
                                                      7,866,938
                                                    -----------
   AIRLINES -- 0.4%
  2,000,000   Delta Air Lines, Inc.,
               7.779% due 11/18/2005 ............     1,919,803
                                                    -----------
   BROADCAST, RADIO AND TELEVISION -- 1.8%
  3,000,000   AOL Time Warner, Inc.,
               6.125% due 04/15/2006 ............     3,067,155
  3,000,000   Clear Channel Communications, Inc.,
               6.000% due 11/01/2006 ............     2,952,489
  1,000,000   Comcast Cable Communications,
               6.375% due 01/30/2006 ............     1,016,994
  1,000,000   News America Holdings, Inc.,
               8.500% due 02/15/2005 ............     1,072,596
                                                    -----------
                                                      8,109,234
                                                    -----------
   BUILDING/CONSTRUCTION -- 0.4%
  2,000,000   Masco Corporation,
               6.000% due 05/03/2004 ............     2,066,952
                                                    -----------
   COMMUNICATIONS -- 3.9%
  3,000,000   AT&T Corporation,
               6.500% due 11/15/2006** ..........     3,053,598
  2,000,000   Cingular Wireless,
               5.625% due 12/15/2006** ..........     2,018,816
  1,000,000   Citizens Communications,
               6.375% due 08/15/2004** ..........     1,017,546
  3,000,000   Qwest Capital Funding, Inc.,
               5.875% due 08/03/2004 ............     2,971,443
  3,000,000   Sprint Capital Corporation,
               6.000% due 01/15/2007** ..........     2,981,841
  2,000,000   Telecomunicaciones de Puerto Rico,
               6.150% due 05/15/2002 ............     2,023,532
  2,000,000   Verizon Wireless, Inc.,
               5.375% due 12/15/2006** ..........     1,992,974
  2,000,000   Worldcom, Inc.,
               6.500% due 05/15/2004 ............     2,056,108
                                                    -----------
                                                     18,115,858
                                                    -----------
   COMPUTER INDUSTRY -- 0.4%
  2,000,000   International Business Machines Corporation,
               4.875% due 10/01/2006 ............     1,986,676
                                                    -----------
   FINANCE, INSURANCE AND REAL ESTATE -- 14.4%
  3,000,000   AIG SunAmerica Global Financing V,
               5.200% due 05/10/2004** ..........     3,091,350
  2,000,000   Allstate Corporation,
               5.375% due 12/01/2006 ............     1,999,450
  2,000,000   Allstate Financial Global Funding,
               7.125% due 09/26/2005** ..........     2,139,814
  3,000,000   Bank of America Corporation,
               4.750% due 10/15/2006 ............     2,940,360
  3,000,000   Boeing Capital Corporation,
               5.750% due 02/15/2007 ............     2,994,426
  2,000,000   Capital One Bank,
               6.875% due 02/01/2006 ............     1,952,972
  2,000,000   Citigroup, Inc.,
               5.500% due 08/09/2006 ............     2,030,538

   PRINCIPAL                                           VALUE
    AMOUNT                                           (NOTE 1)
------------                                        -----------
   FINANCE, INSURANCE AND REAL ESTATE -- (CONTINUED)
$ 3,000,000   Countrywide Home Loans, Inc.,
               5.500% due 08/01/2006 ............   $ 2,996,775
              FleetBoston Financial Corporation:
  2,000,000    4.875% due 12/01/2006                  1,957,072
  2,000,000    7.250% due 09/15/2005 ............     2,158,710
              Ford Motor Credit Company,
  5,000,000    2.060%+++ due 03/17/2003 .........     4,901,740
  2,000,000    6.500% due 01/25/2007 ............     1,958,730
  3,000,000   General Electric Capital Corporation,
               7.500% due 05/15/2005 ............     3,285,138
  5,000,000   General Motors Acceptance Corporation,
               2.465%+++ due 11/07/2003 .........     4,891,005
  4,850,000   HRPT Properties Trust,
               6.875% due 08/26/2002 ............     4,935,709
  2,000,000   Merrill Lynch & Company,
               7.080% due 10/03/2005 ............     2,142,126
  2,000,000   Monumental Global Funding II,
               6.050% due 01/19/2006** ..........     2,049,802
  3,000,000   Morgan Stanley Dean Witter & Company,
               6.100% due 04/15/2006 ............     3,094,443
  2,000,000   NiSource Finance Corporation,
               7.625% due 11/15/2005 ............     2,091,770
  1,500,000   Northern Trust Capital I,
               4.290%+++ due 01/15/2027 .........     1,322,763
    350,000   Paine Webber Group, Inc.,
               2.526%+++ due 07/24/2003 .........       351,324
  3,000,000   PNC Funding Corporation,
               7.000% due 09/01/2004 ............     3,194,769
  3,000,000   Simon Property Group, Inc.,
               6.750% due 02/09/2004 ............     3,114,045
  3,000,000   Washington Mutual, Inc.,
               7.500% due 08/15/2006 ............     3,241,224
  2,000,000   Wells Fargo Financial, Inc.,
               5.450% due 05/03/2004 ............     2,067,488
                                                    -----------
                                                     66,903,543
                                                    -----------
   FOOD AND BEVERAGES -- 0.7%
  3,000,000   Tyson Foods, Inc.,
               7.250% due 10/01/2006** ..........     3,114,123
                                                    -----------
   HOTELS/RESORTS -- 1.8%
  1,000,000   Harrahs Operating Company, Inc.,
               7.125% due 06/01/2007 ............     1,013,047
  3,000,000   Hilton Hotels,
               7.375% due 06/01/2002 ............     3,022,752
  3,000,000   Marriott International,
               8.125% due 04/01/2005 ............     3,227,916
  1,000,000   MGM Mirage, Inc.,
               6.950% due 02/01/2005 ............     1,005,881
                                                    -----------
                                                      8,269,596
                                                    -----------
   MANUFACTURING -- 2.5%
  2,000,000   Caterpillar Financial Services Corporation,
               6.875% due 08/01/2004 ............     2,115,584
  3,000,000   Ingersoll-Rand Company,
               5.750% due 02/14/2003 ............     3,093,549
  3,000,000   R.J. Reynolds Tobacco Holdings, Inc.,
               7.375% due 05/15/2003 ............     3,114,837
  3,000,000   Tyco International Group S.A.,
               6.375% due 02/15/2006 ............     3,066,756
                                                    -----------
                                                     11,390,726
                                                    -----------
   METALS/MINING -- 1.1%
  5,000,000   Alcoa, Inc.,
               2.280%+++ due 12/06/2004 .........     5,003,035
                                                    -----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
--------------------------------------------------------------------------------


   PRINCIPAL                                           VALUE
    AMOUNT                                           (NOTE 1)
------------                                        -----------
                                  THE GCG TRUST
                          LIMITED MATURITY BOND SERIES

                                DECEMBER 31, 2001
CORPORATE BONDS -- (CONTINUED)
   OIL AND GAS -- 1.8%
$ 2,000,000   Amerada Hess Corporation,
               5.900% due 08/15/2006 ............   $ 2,007,392
  3,000,000   Conoco Funding Company,
               5.450% due 10/15/2006 ............     3,004,287
  3,000,000   Louis Dreyfus Natural Gas Corporation,
               9.250% due 06/15/2004 ............     3,302,586
                                                    -----------
                                                      8,314,265
                                                    -----------
   PAPER AND FOREST PRODUCTS -- 1.1%
  2,000,000   Georgia-Pacific Corporation,
               7.500% due 05/15/2006 ............     1,991,464
  3,000,000   International Paper Company,
               8.000% due 07/08/2003 ............     3,163,017
                                                    -----------
                                                      5,154,481
                                                    -----------
   PHARMACEUTICALS -- 1.7%
  3,000,000   Bristol-Myers Squibb,
               4.750% due 10/01/2006 ............     2,978,877
  5,000,000   Pfizer, Inc.,
               3.625% due 11/01/2004 ............     4,985,510
                                                    -----------
                                                      7,964,387
                                                    -----------
   RETAIL -- 3.1%
  2,000,000   Delhaize America, Inc.,
               7.375% due 04/15/2006** ..........     2,122,232
  3,000,000   Federated Department Stores, Inc.,
               8.500% due 06/15/2003 ............     3,181,839
              Safeway, Inc.:
  3,000,000    3.625% due 11/05/2003 ............     2,984,493
  3,000,000    6.150% due 03/01/2006 ............     3,082,800
  3,000,000   Wal-Mart Stores, Inc.,
               5.450% due 08/01/2006 ............     3,073,314
                                                    -----------
                                                     14,444,678
                                                    -----------
   SERVICES -- 0.9%
  3,000,000   Canadian Pacific Ltd.,
               6.875% due 04/15/2003 ............     3,111,144
  1,000,000   FedEx Corporation,
               6.625% due 02/12/2004 ............     1,046,542
                                                    -----------
                                                      4,157,686
                                                    -----------
   UTILITIES -- 5.3%
  3,000,000   Alabama Power Company,
               7.125% due 08/15/2004 ............     3,181,323
  2,000,000   Dominion Resources, Inc.,
               7.600% due 07/15/2003 ............     2,106,898
  2,052,000   Dynegy Holdings, Inc.,
               8.125% due 03/15/2005 ............     1,850,202
  3,000,000   FirstEnergy Corporation,
               5.500% due 11/15/2006 ............     2,954,841
  3,000,000   Kinder Morgan, Inc.,
               6.650% due 03/01/2005 ............     3,104,433
  2,000,000   Niagara Mohawk Power Corporation,
               5.375% due 10/01/2004 ............     2,009,950
  2,000,000   PPL Electric Utilities,
               5.875% due 08/15/2007 ............     2,015,676
  2,000,000   Progress Energy, Inc.,
               6.550% due 03/01/2004 ............     2,084,148
  3,000,000   Sempra Energy,
               6.800% due 07/01/2004 ............     3,100,827
  2,000,000   Williams Companies, Inc.,
               6.500% due 11/15/2002 ............     2,045,044
                                                    -----------
                                                     24,453,342
                                                    -----------

   PRINCIPAL                                           VALUE
    AMOUNT                                           (NOTE 1)
------------                                        -----------

   WASTE MANAGEMENT -- 0.6%
$ 2,500,000   Waste Management, Inc.,
               7.000% due 10/01/2004 ............   $ 2,594,180
                                                    -----------
              Total Corporate Bonds
               (Cost $198,982,086) ..............   201,829,503
                                                    -----------
ASSET BACKED SECURITIES -- 1.2%
  1,284,364   Garanti Trade Payment Rights Master Trust,
               10.810% due 06/15/2004**^ ........     1,297,715
  1,584,769   Green Tree Home Equity Loan Trust,
               5.980% due 04/15/2018 ............     1,615,619
  2,000,000   Honda Auto Lease Trust,
               6.650% due 07/15/2005 ............     2,029,549
    636,120   Onyx Acceptance Owner Trust,
               6.820% due 11/15/2003 ............       642,554
                                                    -----------
              Total Asset Backed Securities
               (Cost $5,504,673) ................     5,585,437
                                                    -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 18.1%
   FEDERAL HOME LOAN BANK (FHLB) -- 1.8%
  3,000,000    4.875% due 04/16/2004 ............     3,088,398
  5,000,000    5.250% due 02/13/2004 ............     5,179,425
                                                    -----------
                                                      8,267,823
                                                    -----------
   FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)-- 7.9%
  5,000,000    4.500% due 08/15/2004 ............     5,098,215
  6,000,000    4.750% due 03/15/2004 ............     6,180,354
  5,000,000    5.250% due 02/15/2004 to 01/15/2006    5,155,242
 10,000,000    6.375% due 11/15/2003 ............    10,585,240
     64,024    6.500% due 04/01/2011 ............        65,864
     58,681    6.813% due 07/01/2024 ............        60,458
  5,000,000    7.000% due 07/15/2005 ............     5,437,790
  3,000,000    7.375% due 05/15/2003 ............     3,190,626
    150,322    7.500% due 04/01/2011 ............       157,979
      2,448    7.875% due 01/01/2017 ............         2,491
     91,815    8.000% due 09/01/2026 ............        97,037
    254,468    9.000% due 09/01/2024 to 01/01/2025      275,747
                                                    -----------
                                                     36,307,043
                                                    -----------
   FEDERAL HOME LOAN MORTGAGE CORPORATION (GOLD) (FGLMC) -- 0.4%
  1,278,165    6.000% due 06/01/2011 to 04/01/2013    1,295,429
    494,334    6.500% due 11/01/2010 to 03/01/2013      507,175
    255,288    7.000% due 10/01/2010 ............       266,537
                                                    -----------
                                                      2,069,141
                                                    -----------
   FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)-- 7.5%
  5,000,000    3.500% due 09/15/2004 ............     4,979,290
  4,000,000    4.000% due 08/15/2003 ............     4,072,172
  2,000,000    5.000% due 02/14/2003 ............     2,057,824
  5,000,000    5.250% due 06/15/2006 ............     5,094,980
  8,980,304    6.000% due 12/15/2005 to 10/01/2016    9,166,510
  1,128,416    6.500% due 04/01/2011 to 04/01/2013    1,155,004
     62,285    6.928% due 12/01/2017 ............        64,158
  7,000,000    7.000% due 07/15/2005 ............     7,622,475
    319,878    7.500% due 08/01/2027 ............       332,273
    127,664    8.000% due 04/01/2025 ............       135,045
     82,325    8.500% due 03/01/2004 to 12/01/2025       87,101
                                                    -----------
                                                     34,766,832
                                                    -----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                          LIMITED MATURITY BOND SERIES

                                DECEMBER 31, 2001
   PRINCIPAL                                           VALUE
    AMOUNT                                           (NOTE 1)
------------                                        -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- (CONTINUED)
   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) -- 0.5%
  $ 826,048    6.000% due 12/15/2008 to 04/15/2013 $    840,971
    262,777    6.500% due 02/15/2013 ............       270,249
    436,073    7.500% due 01/15/2024 to 07/15/2027      454,335
    459,030    8.000% due 05/15/2017 to 07/15/2017      491,737
     81,796    8.500% due 07/15/2026 ............        87,854
     38,624    9.000% due 12/15/2026 ............        41,750
    101,965    9.500% due 09/15/2016 to 07/15/2021      114,000
     11,345    10.000% due 02/15/2016 to 04/15/2020      12,846
                                                    -----------
                                                      2,313,742
                                                    -----------
              Total U.S. Government Agency Obligations
               (Cost $82,005,521) ...............    83,724,581
                                                    -----------
U.S. TREASURY OBLIGATIONS -- 33.5%
   U.S. TREASURY NOTES -- 33.5%
 16,000,000    2.750% due 09/30/2003 to 10/31/2003   15,978,802
  5,590,000    3.500% due 11/15/2006 ............     5,390,420
  3,000,000    3.625% due 08/31/2003 ............     3,043,128
  3,000,000    3.875% due 07/31/2003 ............     3,056,721
 16,270,000    4.250% due 03/31/2003 to 11/15/2003   16,664,709
 20,000,000    4.750% due 02/15/2004 ............    20,656,260
 21,500,000    5.250% due 08/15/2003 to 05/15/2004   22,401,523
  4,000,000    5.375% due 06/30/2003 ............     4,167,188
  8,000,000    5.500% due 03/31/2003 to 05/31/2003    8,330,355
  9,000,000    5.625% due 02/15/2006 ............     9,486,567
 12,020,000    5.750% due 04/30/2003 to 11/15/2005   12,665,319
 11,000,000    5.875% due 02/15/2004 to 11/15/2004   11,635,863
  3,145,000    6.000% due 08/15/2004 ............     3,339,106
 11,510,000    6.750% due 05/15/2005 ............    12,518,034
  5,000,000    7.500% due 02/15/2005 ............     5,540,825
                                                    -----------
                                                    154,874,820
                                                    -----------
              Total U.S. Treasury Obligations
               (Cost $153,099,431) ..............   154,874,820
                                                    -----------
REPURCHASE AGREEMENT -- 1.9%
   (Cost $8,649,000)
  8,649,000    Agreement with Goldman Sachs Group, Inc.,
               1.790% dated 12/31/2001 to be repurchased at
               $8,649,860 on 01/02/2002, collateralized by
               $8,593,000 Federal Farm Credit Bank, 3.750%
               due 07/02/2002 (market value
               $8,822,229)                            8,649,000
                                                    -----------
TOTAL INVESTMENTS (COST $448,240,711*) ...  98.3%   454,663,341
OTHER ASSETS AND LIABILITIES (NET) .......   1.7      7,828,958
                                           ------  ------------
NET ASSETS ............................... 100.0%  $462,492,299
                                           ======  ============
 ------------------------------
*   Aggregate cost for Federal tax purposes is $448,495,246.
** Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
+++ Floating rate security. Rate shown is in effect at 12/31/2001.
^   Illiquid security.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                                CORE BOND SERIES

                                DECEMBER 31, 2001
   PRINCIPAL                                           VALUE
    AMOUNT                                           (NOTE 1)
------------                                        -----------
CORPORATE BONDS -- 8.3%
   AIRLINES -- 0.3%
  $ 300,000   Delta Air Lines, Inc.,
               10.430% due 01/02/2011** .........   $   256,909
    250,000   United Air Lines, Inc.,
               9.350% due 04/07/2016 {STEP} .....       175,025
                                                    -----------
                                                        431,934
                                                    -----------
   AUTOMOTIVE -- 1.3%
  1,750,000   Ford Motor Company,
               7.450% due 07/16/2031 ............     1,607,835
                                                    -----------
   FINANCIAL SERVICES -- 2.5%
    500,000   Bear Stearns Company, Inc.,
               2.763%+++ due 05/24/2004 .........       499,596
    500,000   Gemstone Investors Ltd.,
               7.710% due 10/31/2004** ..........       486,320
  2,000,000   General Motors Acceptance Corporation,
               8.000% due 11/01/2031 ............     2,041,402
                                                    -----------
                                                      3,027,318
                                                    -----------
   OIL AND GAS -- 0.8%
    500,000   Conoco Funding Company,
               6.350% due 10/15/2011 ............       505,292
    150,000   El Paso Corporation,
               7.000% due 05/15/2011 ............       148,778
    300,000   Williams Companies, Inc.,
               3.145%+++ due 07/31/2002** .......       300,302
                                                    -----------
                                                        954,372
                                                    -----------
   TELECOMMUNICATIONS -- 2.4%
  1,500,000   AT&T Corporation,
               7.300% due 11/15/2011** ..........     1,539,864
    300,000   BellSouth Corporation,
               6.875% due 10/15/2031 ............       309,433
    300,000   Deutsche Telekom International Finance,
               8.250% due 06/15/2030 ............       333,936
    800,000   Sprint Capital Corporation,
               2.370%+++ due 06/10/2002 .........       800,867
                                                    -----------
                                                      2,984,100
                                                    -----------
   RETAIL -- 0.6%
    670,000   The Kroger Company,
               2.771%+++ due 08/16/2002 .........       670,417
                                                    -----------
   UTILITIES -- 0.4%
    500,000   Commonwealth Edison Company,
               7.375% due 09/15/2002 ............       512,904
                                                    -----------
              Total Corporate Bonds
               (Cost $10,176,580) ...............    10,188,880
                                                    -----------
MUNICIPAL BONDS -- 1.4%
   (Cost $1,764,322)
   ILLINOIS -- 1.4%
  1,700,000   Chicago, Illinois Housing Authority Capital
               Program Revenue Bonds, Series 2001
               5.375% due 07/01/2018 ............     1,688,066
                                                    -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 49.6%
   FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- 0.3%
    338,731    6.638% due 06/01/2024 ............       348,220
                                                    -----------


   PRINCIPAL                                           VALUE
    AMOUNT                                           (NOTE 1)
------------                                        -----------
   FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- 41.0%
 $  455,939    5.343% due 05/01/2036 ............   $   463,415
  4,000,000    5.500% due 01/17/2017, TBA .......     3,936,250
    999,112    5.937% due 11/01/2011 ............     1,002,928
 19,000,000    6.000% due 01/14/2032, TBA .......    18,593,281
 12,000,000    6.000% due 02/19/2016, TBA .......    11,988,750
 12,500,000    6.000% due 02/13/2031, TBA .......    12,177,734
  1,750,000    6.625% due 11/15/2010 ............     1,864,856
                                                    -----------
                                                     50,027,214
                                                    -----------
   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) -- 8.3%
  1,000,000    4.500% due 01/28/2032, TBA .......       995,000
  3,442,086    5.250% due 05/20/2029 ............     3,481,906
  5,507,879    6.750% due 08/20/2027 ............     5,661,555
                                                    -----------
                                                     10,138,461
                                                    -----------
              Total U.S. Government Agency Obligations
               (Cost $60,632,898) ...............    60,513,895
                                                    -----------
U.S. TREASURY OBLIGATIONS -- 19.4%
   U.S. TREASURY INFLATION INDEXED NOTES (C) -- 4.0%
  2,800,000    3.625% due 01/15/2008 ............     3,114,823
  1,575,000    3.875% due 01/15/2009 ............     1,746,219
                                                    -----------
                                                      4,861,042
                                                    -----------
   U.S. TREASURY BONDS -- 15.4%
  7,400,000    5.250% due 11/15/2028 ............     6,933,460
  4,000,000    5.500% due 08/15/2028 ............     3,876,720
    700,000    8.125% due 08/15/2019 ............       884,024
  5,100,000    12.000% due 08/15/2013 ...........     7,126,653
                                                    -----------
                                                     18,820,857
                                                    -----------
              Total U.S. Treasury Obligations
               (Cost $24,154,055) ...............    23,681,899
                                                    -----------
ASSET BACKED SECURITIES -- 2.1%
    500,000   Bayview Financial Acquisition Trust,
               2.320%+++ due 11/25/2030 {STEP}**        501,719
    426,112   Bear Stearns Asset Backed Securities, Inc.,
               2.250%+++ due 10/25/2034 {STEP} ..       426,850
    400,150   FNF Funding X LLC,
               5.650% due 01/20/2007** ..........       400,709
  1,000,000   Green Tree Floorplan Receivables Master Trust,
               2.270%+++ due 11/15/2004 .........     1,000,269
    290,000   World Financial Network Credit Card Master
               Trust,
               2.136%+++ due 06/16/2008 .........       288,804
                                                    -----------
              Total Asset Backed Securities
               (Cost $2,630,141) ................     2,618,351
                                                    -----------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 8.7%
    760,997   Bear Stearns Adjustable Rate Mortgage Trust,
               5.875%+++ due 09/25/2031 .........       769,222
  1,250,000   Citicorp Mortgage Securities, Inc.,
               4.150% due 12/25/2031 ............     1,247,168
  1,980,265   CNL Commercial Loan Trust,
               2.573%+++ due 10/20/2027** .......     1,980,265
              Federal Home Loan Mortgage Corporation
               (FHLMC):
     77,836    3.013% due 06/15/2020 ............        77,893
  2,760,940    6.500% due 05/15/2025 ............     2,808,482
    701,918   First Nationwide Trust,
               8.500% due 09/25/2031 ............       748,443
    500,000   G-Wing Ltd.,
               4.740%+++ due 05/06/2004** .......       500,000

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                                CORE BOND SERIES

                                DECEMBER 31, 2001
   PRINCIPAL                                           VALUE
    AMOUNT                                           (NOTE 1)
------------                                        -----------
COLLATERALIZED MORTGAGE OBLIGATIONS -- (CONTINUED)
  $ 453,200   Nomura Asset Acceptance Corporation,
               7.000% due 02/19/2030** ..........   $   456,571
    336,706   Starwood Asset Receivables Trust,
               2.400% due 09/25/2022** ..........       336,706
    487,145   Washington Mutual, Inc.,
               6.594%+++ due 10/19/2039 .........       489,579
  1,204,596   Wells Fargo Mortgage-Backed Securities Trust,
               6.619%+++ due 10/25/2031 .........     1,224,228
                                                    -----------
              Total Collateralized Mortgage Obligations
               (Cost $10,639,598) ...............    10,638,557
                                                    -----------
SOVEREIGN ISSUES -- 2.4%
   BRAZIL -- 0.3%
    360,000   Republic Of Brazil,
               3.188%+++ due 04/15/2006 .........       314,748
                                                    -----------
   EGYPT -- 0.4%
    500,000   Arab Republic of Egypt,
               8.750% due 07/11/2011** ..........       488,750
                                                    -----------
   MEXICO -- 1.5%
  1,900,000   United Mexican States,
               8.300% due 08/15/2031 ............     1,871,500
                                                    -----------
   PANAMA -- 0.2%
    300,000   Republic of Panama,
               8.250% due 04/22/2008 ............       298,500
                                                    -----------
              Total Sovereign Issues
               (Cost $2,905,566) ................     2,973,498
                                                    -----------
FOREIGN CURRENCY DENOMINATED ISSUES (D) -- 9.8%
   ITALY (EUR) -- 3.3%
  4,500,000   Buoni Poliennali del Tes,
               6.250% due 03/01/2002 ............     4,026,513
                                                    -----------
   GERMANY (EUR) -- 3.3%
  4,600,000   Bundes Obligation,
               4.500% due 05/17/2002 ............     4,113,345
                                                    -----------
   UNITED KINGDOM (GBP) -- 3.2%
              United Kingdom Gilt:
  1,200,000    5.000% due 06/07/2004 ............     1,752,360
  1,400,000    6.500% due 12/07/2003 ............     2,102,255
                                                    -----------
                                                      3,854,615
                                                    -----------
              Total Foreign Currency-Denominated Issues
               (Cost $12,010,580) ...............    11,994,473
                                                    -----------
U.S. GOVERNMENT AGENCY DISCOUNT NOTES -- 12.8%
   FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- 8.9%
 10,900,000    1.773%++ due 03/28/2002 ..........    10,856,666
                                                    -----------
   FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- 3.9%
  4,300,000    1.813%++ due 03/28/2002 ..........     4,283,045
    500,000    1.977%++ due 03/15/2002 ..........       498,300
                                                    -----------
                                                      4,781,345
                                                    -----------
              Total U.S. Government Agency Discount Notes
               (Cost $15,633,067) ...............    15,638,011
                                                    -----------


   PRINCIPAL                                           VALUE
    AMOUNT                                           (NOTE 1)
------------                                        -----------
COMMERCIAL PAPER -- 27.9%
 $5,000,000   Abbey National North American,
               1.850%++ due 03/28/2002 ..........   $ 4,979,104
  5,000,000   ABN Amro North America,
               1.840%++ due 03/20/2002 ..........     4,981,070
    500,000   AT&T Corporation,
               3.325% due 08/06/2002 ............       500,197
    600,000   Cox Communications,
               2.640%++ due 01/11/2002 ..........       599,560
  4,900,000   Danske Corporation,
               1.860%++ due 03/20/2002 ..........     4,881,449
              General Electric Capital Corporation:
    500,000    1.750%++ due 03/28/2002 ..........       497,910
  1,000,000    1.770%++ due 01/03/2002 ..........       999,902
    800,000    2.000%++ due 03/28/2002 ..........       796,657
    700,000   Lloyds Bank Plc,
               1.800%++ due 03/14/2002 ..........       697,556
  4,900,000   Merck & Company, Inc.,
               1.850%++ due 03/22/2002 ..........     4,880,860
    700,000   Svenska Handelsbank,
               1.800%++ due 03/28/2002 ..........       697,025
              Swedbank, Inc.:
    900,000    1.750%++ due 03/22/2002 ..........       896,445
    300,000    1.780%++ due 03/28/2002 ..........       298,725
    500,000    1.910%++ due 03/28/2002 ..........       497,875
  1,200,000    2.050%++ due 03/28/2002 ..........     1,194,900
  1,000,000   UBS Finance, Inc.,
               2.030%++ due 03/28/2002 ..........       995,821
    500,000   The Walt Disney Company, Inc.,
               2.960%++ due 02/06/2002 ..........       498,520
  5,200,000   Westpac Trust,
               2.060%++ due 03/28/2002 ..........     5,178,268
                                                    -----------
              Total Commercial Paper
               (Cost $34,061,269) ...............    34,071,844
                                                    -----------
TOTAL INVESTMENTS (COST $174,608,076*) ... 142.4%   174,007,474
                                                    -----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                                CORE BOND SERIES

                                DECEMBER 31, 2001


 NUMBER OF                       EXPIRATION STRIKE       VALUE
 CONTRACTS                          DATE     PRICE     (NOTE 1)
 ---------                       ---------- ------     --------
LIABILITY FOR CALL OPTIONS WRITTEN -- (0.1)%
     20      OTC 3 Month LIBOR/7
               Year Treasury Interest Rate
               Swap^ ...........  10/04/04   $5.970     (53,788)
     20      OTC 3 Month LIBOR/7
               Year Treasury Interest Rate
               Swap^ ...........  10/19/04    6.000     (55,271)
     27      OTC 3 Month LIBOR/10
               Year Treasury Interest Rate
               Swap^ ...........  11/10/03    5.130     (29,967)
                                                    -----------
              Total Liability For Call Options Written
               (Premiums Received $250,660) .....      (139,026)
                                                    -----------
LIABILITY FOR PUT OPTIONS WRITTEN -- (0.4)%
     20      OTC 3 Month LIBOR/7
               Year Treasury Interest Rate
               Swap^ ...........  10/04/04    5.970    (120,474)
     20      OTC 3 Month LIBOR/7
               Year Treasury Interest Rate
               Swap^ ...........  10/19/04    4.090    (119,088)
     27      OTC 3 Month LIBOR/10
               Year Treasury Interest Rate
               Swap^ ...........  11/10/03    6.130    (181,107)
                                                    -----------
              Total Liability For Put Options Written
               (Premiums Received $252,010) .....      (420,669)
                                                    -----------
   PRINCIPAL
    AMOUNT
    ------------
SALE COMMITMENTS -- (3.2)%
(Cost $3,936,844)
4,000,000     U.S. Treasury Bond
               5.375% due 02/15/2031 ...........     (3,945,004)
                                                    -----------
OTHER ASSETS AND LIABILITIES (NET) ......  (38.7)   (47,326,336)
                                           -----   ------------
NET ASSETS ..............................  100.0%  $122,176,439
                                           =====   ============
------------------------------
*   Aggregate cost for Federal tax purposes is $174,930,185.
** Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
^   Illiquid securitiy.
++  Annualized yield at date of purchase.
+++ Floating rate security. Rate shown is in effect at 12/31/2001.
(c) Principal amount of the security is adjusted for inflation.
(d) Principal amount denoted in indicated currency.



                               SCHEDULE OF FORWARD
                       FOREIGN CURRENCY EXCHANGE CONTRACTS
               FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS TO SELL

               CONTRACTS TO DELIVER
            --------------------------
EXPIRATION       LOCAL      IN EXCHANGE   VALUE IN   UNREALIZED
   DATE         CURRENCY    FOR U.S. $     U.S. $   DEPRECIATION
----------     ----------   -----------  ---------- ------------
01/17/2002  GBP 2,795,000   $3,981,198   $4,061,378   $(80,180)

                    INTEREST RATE SWAP AGREEMENTS OUTSTANDING
                              AT DECEMBER 31, 2001:
                                                    UNREALIZED
                                       NOTIONAL    APPRECIATION/
   TYPE                                 AMOUNT    (DEPRECIATION)
----------                            ----------  --------------
Receive a fixed rate equal
   to 5.25% and pay floating rate
   based on the 6-month GBP --
   LIBOR. Expires 03/15/04^        GBP 9,700,000    $  (41,098)
Receive a fixed rate equal
   to 6.00% and pay floating
   rate based on 3-month
   LIBOR. Expires 06/17/07^            10,000,000      168,290
Receive floating rate based
   on the 3-month LIBOR and
   pay a fixed rate equal to 6.00%
   Expires 06/17/12^                   1,300,000       (15,591)
                                                       --------
                                                    $  111,601
                                                       =======

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                  EUR --  Euro
                  GBP --  British Pound
                  STEP--  Stepped Coupon Bond
                  TBA --  To Be Announced Security
--------------------------------------------------------------------------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                              FULLY MANAGED SERIES

                                DECEMBER 31, 2001
                                                       VALUE
    SHARES                                           (NOTE 1)
   --------                                          ---------
COMMON STOCKS-- 50.2%
   BROADCAST, RADIO AND TELEVISION -- 3.4%
    283,000   Meredith Corporation ..............   $10,088,950
     25,500   Washington Post Company, Class B ..    13,515,000
                                                    -----------
                                                     23,603,950
                                                    -----------
   CHEMICALS -- 4.3%
    109,000   Cabot Corporation .................     3,891,300
     74,000   du Pont (E.I.) de Nemours & Company     3,145,740
    376,000   Great Lakes Chemical Corporation ..     9,129,280
     75,000   Hercules, Inc.+ ...................       750,000
    281,000   Imperial Chemical Industries Plc, ADR   6,139,850
    350,000   Octel Corporation+ ................     6,300,000
                                                    -----------
                                                     29,356,170
                                                    -----------
   CONSUMER PRODUCTS -- 4.2%
     19,000   The Clorox Company ................       751,450
    253,000   Fortune Brands, Inc. ..............    10,016,270
    289,000   Hasbro, Inc. ......................     4,690,470
     29,000   National Presto Industries, Inc. ..       804,750
    276,000   Philip Morris Companies, Inc. .....    12,654,600
                                                    -----------
                                                     28,917,540
                                                    -----------
   HOTELS/RESORTS -- 1.3%
    139,000   Mandalay Resort Group+ ............     2,974,600
    150,000   Marriott International, Inc., Class A   6,097,500
                                                    -----------
                                                      9,072,100
                                                    -----------
   INSURANCE -- 4.8%
     73,000   Leucadia National Corporation .....     2,107,510
    294,000   Loews Corporation .................    16,281,720
    188,000   Mutual Risk Management Ltd. .......     1,372,400
     30,000   Prudential Financial, Inc.+ .......       995,700
    102,000   SAFECO Corporation ................     3,177,300
     34,000   Unitrin, Inc. .....................     1,343,680
     22,500   White Mountains Insurance Group Ltd.    7,830,000
                                                    -----------
                                                     33,108,310
                                                    -----------
   MANUFACTURING -- 1.1%
      2,208   Curtiss-Wright Corporation, Class B       102,672
      5,000   Dover Corporation .................       185,350
     60,000   Minnesota Mining and
               Manufacturing Company ............     7,092,600
                                                    -----------
                                                      7,380,622
                                                    -----------
   METALS/MINING -- 3.0%
     98,000   Franco-Nevada Mining Corporation
               Ltd., ADR ........................     1,447,045
    967,000   Newmont Mining Corporation ........    18,479,370
     57,000   Placer Dome, Inc. .................       621,870
                                                    -----------
                                                     20,548,285
                                                    -----------
   OIL AND GAS -- 10.0%
    380,000   Amerada Hess Corporation ..........    23,750,000
     63,910   ChevronTexaco Corporation .........     5,726,975
    227,000   Imperial Oil Ltd. .................     6,328,760
    182,000   Mitchell Energy & Development
               Corporation, Class A .............     9,700,600
    147,000   Murphy Oil Corporation ............    12,353,880
    374,000   USX-Marathon Group ................    11,220,000
                                                    -----------
                                                     69,080,215
                                                    -----------

                                                       VALUE
    SHARES                                           (NOTE 1)
   --------                                          ---------
   PAPER AND FOREST PRODUCTS-- 1.4%
    107,000   Longview Fibre Company ............   $ 1,263,670
     30,000   The Mead Corporation ..............       926,700
    203,000   Potlatch Corporation ..............     5,951,960
     24,000   Weyerhaeuser Company ..............     1,297,920
                                                    -----------
                                                      9,440,250
                                                    -----------
   PHARMACEUTICALS -- 0.5%
     58,000   Merck & Company, Inc. .............     3,410,400
                                                    -----------
   PRINTING/PUBLISHING -- 2.4%
    176,000   Donnelley (R.R.) & Sons Company ...     5,225,440
    147,000   The New York Times Company, Class A     6,357,750
    205,000   The Reader's Digest Association, Inc.,
               Class A ..........................     4,731,400
                                                    -----------
                                                     16,314,590
                                                    -----------
   REAL ESTATE INVESTMENT TRUSTS -- 0.9%
    216,000   The Rouse Company .................     6,326,640
                                                    -----------
   RETAIL -- 0.5%
     61,000   J.C. Penney Company, Inc. .........     1,640,900
     68,000   Nordstrom, Inc. ...................     1,375,640
    750,200   Petrie Stores Corporation+ ........       637,670
                                                    -----------
                                                      3,654,210
                                                    -----------
   TELECOMMUNICATIONS -- 0.5%
    190,000   AT&T Corporation ..................     3,446,600
                                                    -----------
   TRANSPORTATION -- 4.3%
     56,600   Bergesen d.y. ASA, Class A ........     1,003,358
    209,000   Burlington Northern Santa Fe
               Corporation ......................     5,962,770
    136,000   Overseas Shipholding Group, Inc. ..     3,060,000
    882,000   Ryder System, Inc. ................    19,536,300
                                                    -----------
                                                     29,562,428
                                                    -----------
   UTILITIES -- 7.2%
    427,925   FirstEnergy Corporation ...........    14,968,816
     45,000   Great Plains Energy, Inc. .........     1,134,000
  1,360,000   Niagara Mohawk Holdings, Inc.+ ....    24,112,800
    531,000   UniSource Energy Corporation ......     9,658,890
                                                    -----------
                                                     49,874,506
                                                    -----------
   WASTE MANAGEMENT -- 0.4%
     76,000   Waste Management, Inc. ............     2,425,160
                                                    -----------
              Total Common Stocks
               (Cost $292,577,670) ..............   345,521,976
                                                    -----------
PREFERRED STOCKS -- 7.4%
   BROADCAST, RADIO AND TELEVISION -- 0.0%#
      8,000   Sinclair Broadcast Group, Inc. ....       218,400
                                                    -----------
   CHEMICALS -- 0.2%
     25,000   Hercules Trust II .................     1,200,500
                                                    -----------
   CONSUMER PRODUCTS -- 0.5%
     86,000   Newell Financial Trust I ..........     3,214,250
                                                    -----------
   FINANCIAL SERVICES -- 0.8%
    116,100   USX Capital Trust I ...............     5,800,356
                                                    -----------
   MANUFACTURING -- 0.9%
     30,000   Cummins Capital Trust I** .........     1,533,750
    120,000   Owens-Illinois, Inc. ..............     2,460,000
     53,500   Sealed Air Corporation, Series A ..     2,217,575
                                                    -----------
                                                      6,211,325
                                                    -----------
   OIL AND GAS -- 1.3%
    182,100   Unocal Capital Trust ..............     9,105,000
                                                    -----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                              FULLY MANAGED SERIES

                                DECEMBER 31, 2001
                                                       VALUE
    SHARES                                           (NOTE 1)
   --------                                          ---------
PREFERRED STOCKS -- (CONTINUED)
   REAL ESTATE INVESTMENT TRUSTS -- 1.5%
    232,100   The Rouse Company, Series B .......   $10,096,350
                                                    -----------
   TRANSPORTATION -- 2.0%
    286,000   Union Pacific Capital Trust .......    13,656,500
                                                    -----------
   UTILITIES -- 0.2%
      6,600   Cleveland Electric Illuminating
               Company, Series L ................       648,450
      8,096   Entergy Gulf States Utilities, Inc.,
               Series B .........................       409,860
      4,500   Niagara Mohawk Power Corporation,
               Series K .........................       113,760
      7,000   Pacific Gas & Electric Corporation(b)     134,750
      2,400   Southern California Edison Company        184,875
                                                    -----------
                                                      1,491,695
                                                    -----------
              Total Preferred Stocks
               (Cost $47,383,005) ...............    50,994,376
                                                    -----------
   PRINCIPAL
    AMOUNT
 ------------
CONVERTIBLE BONDS AND NOTES -- 15.6%
   AUTOMOTIVE -- 0.0%#
$ 1,172,000   Exide Technologies,
               2.900% due 12/15/2005**^ .........        84,970
                                                    -----------
   BROADCAST, RADIO AND TELEVISION -- 0.2%
              News America, Inc.,
  1,000,000    3.565%(a) due 02/28/2021**^ ......       491,250
  2,000,000    3.791%(a) due 02/28/2021 .........       982,500
                                                    -----------
                                                      1,473,750
                                                    -----------
   COMPUTER INDUSTRY -- 0.5%
  3,700,000   Peregrine Systems, Inc.,
               5.500% due 11/15/2007 ............     3,404,000
                                                    -----------
   FINANCIAL SERVICES -- 0.8%
 10,000,000   Merrill Lynch & Company, Inc.,
               2.250%(a) due 05/23/2031 .........     5,362,500
    550,000   USF&G  Corporation,
               3.371%(a) due 03/03/2009 .........       425,563
                                                    -----------
                                                      5,788,063
                                                    -----------
   HEALTH CARE -- 0.6%
  4,350,000   HealthSouth Corporation,
               3.250% due 04/01/2003 ............     4,154,250
  1,950,000   PhyCor, Inc.,
               4.500% due 02/15/2003(b) .........       129,480
                                                    -----------
                                                      4,283,730
                                                    -----------
   HOTELS/RESORTS -- 2.3%
 17,400,000   Hilton Hotels Corporation,
               5.000% due 05/15/2006 ............    15,486,000
                                                    -----------
   INSURANCE -- 1.2%
  9,600,000   Loews Corporation,
               3.125% due 09/15/2007 ............     8,232,000
                                                    -----------
   METALS/MINING -- 2.9%
              Inco Ltd.:
  1,100,000    3.250%(a) due 03/29/2021**^ ......       621,500
 12,200,000    5.750% due 07/01/2004 ............    12,215,250
  8,200,000   Teck Cominco Ltd.,
               3.750% due 07/15/2006 ............     6,806,000
                                                    -----------
                                                     19,642,750
                                                    -----------

   PRINCIPAL                                           VALUE
    AMOUNT                                           (NOTE 1)
-------------                                       -----------
   PHARMACEUTICALS -- 4.6%
$ 1,500,000   Allergan, Inc.,
               2.346%(a) due 11/01/2020 .........   $   935,625
              Roche Holdings, Inc.,
 36,750,000    3.720%(a) due 07/25/2021** .......    18,606,525
  2,100,000    6.083%(a) due 05/06/2012**^ ......     1,126,125
 13,500,000    6.179%(a) due 04/20/2010 .........     7,981,875
              Sepracor, Inc.:
  1,700,000    5.000% due 02/15/2007 ............     1,487,500
  1,600,000    7.000% due 12/15/2005 ............     1,668,000
                                                    -----------
                                                     31,805,650
                                                    -----------
   RETAIL -- 0.2%
  1,550,000   Lowe's Companies, Inc.,
               2.500%(a) due 02/16/2021**^ ......     1,303,937
    200,000   Rite Aid Corporation,
               5.250% due 09/15/2002 ............       195,000
                                                    -----------
                                                      1,498,937
                                                    -----------
   TELECOMMUNICATIONS -- 0.5%
  3,333,000   Motorola, Inc.,
               2.928%(a) due 09/27/2013 .........     2,558,078
  1,200,000   Oak Industries, Inc.,
               4.875% due 03/01/2008 ............     1,074,000
                                                    -----------
                                                      3,632,078
                                                    -----------
   UTILITIES -- 0.4%
    100,000   Covanta Energy Corporation,
               5.750% due 10/20/2002 ............        65,500
  2,450,000   Orion Power Holdings, Inc.,
               4.500% due 06/01/2008 ............     2,416,313
                                                    -----------
                                                      2,481,813
                                                    -----------
   WASTE MANAGEMENT -- 1.4%
  9,500,000   Waste Management, Inc.,
               4.000% due 02/01/2002 ............     9,488,125
                                                    -----------
              Total Convertible Bonds and Notes
               (Cost $107,449,894) ..............   107,301,866
                                                    -----------
CORPORATE BONDS -- 0.3%
   PAPER & FOREST PRODUCTS -- 0.2%
  1,160,000   Potlatch Corporation,
               10.000% due 07/15/2011**^ ........     1,212,200
                                                    -----------
   TELECOMMUNICATIONS -- 0.1%
  1,100,000   BellSouth Telecommunications,
               5.850% due 11/15/2045 ............       891,760
                                                    -----------
              Total Corporate Bonds
               (Cost $2,264,016) ................     2,103,960
                                                    -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 3.9%
   FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- 1.4%
  4,500,000    4.750% due 11/14/2003 ............     4,635,842
  4,500,000    5.125% due 02/13/2004 ............     4,655,844
    500,000    6.375% due 01/16/2002 ............       500,827
                                                    -----------
                                                      9,792,513
                                                    -----------
   TENNESSEE VALLEY AUTHORITY POWER (TVA) -- 2.5%
 15,145,000    5.880% due 04/01/2036 ............    15,754,874
  1,400,000    5.980% due 04/01/2036 ............     1,457,334
                                                    -----------
                                                     17,212,208
                                                    -----------
              Total U.S. Government Agency Obligations
               (Cost $25,932,710) ...............    27,004,721
                                                    -----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                              FULLY MANAGED SERIES

                                DECEMBER 31, 2001

   PRINCIPAL                                           VALUE
    AMOUNT                                           (NOTE 1)
-------------                                       -----------
U.S. TREASURY NOTES -- 0.3%
  (Cost $2,211,283)
 $2,205,000   5.875% due 09/30/2002 .............   $ 2,270,978
                                                    -----------
TOTAL INVESTMENTS (COST $477,818,578*) ..   77.7%   535,197,877
OTHER ASSETS AND LIABILITIES (NET) ......   22.3    153,308,002
                                           ------   -----------
NET ASSETS ..............................  100.0%   $688,505,879
                                           ======   ===========
------------------------------
*   Aggregate cost for Federal tax purposes is $478,611,295.
** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
^   Illiquid security.
+   Non-income producing security.
(a) The rate shown is the effective yield at date of purchase.
(b) Security is in default. Represents 0.04% of net assets.
#   Amount is less than 0.1%.

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                  ADR --  American Depository Receipt
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                               TOTAL RETURN SERIES

                                DECEMBER 31, 2001
                                                        VALUE
     SHARES                                           (NOTE 1)
    --------                                          --------
COMMON STOCKS -- 56.4%
   AEROSPACE/DEFENSE -- 0.5%
     29,100   Northrop Grumman Corporation ......  $  2,933,571
     29,600   United Technologies Corporation ...     1,913,048
                                                   ------------
                                                      4,846,619
                                                   ------------
    AUTOMOTIVE -- 0.6%
    292,580   Delphi Automotive Systems Corporation   3,996,643
    131,000   Visteon Corporation ...............     1,970,240
                                                   ------------
                                                      5,966,883
                                                   ------------
   BANKS -- 3.9%
    167,600   Bank of America Corporation .......    10,550,420
    255,760   FleetBoston Financial Corporation .     9,335,240
     13,520   J.P. Morgan Chase & Company .......       491,452
    187,600   Mellon Financial Corporation ......     7,057,512
    106,420   PNC Financial Services Group ......     5,980,804
     41,697   U.S. Bancorp ......................       872,718
     72,800   Wachovia Corporation ..............     2,283,008
     62,500   Wells Fargo & Company .............     2,715,625
                                                   ------------
                                                     39,286,779
                                                   ------------
   BROADCAST, RADIO AND TELEVISION -- 3.3%
     63,500   Charter Communications, Inc., Class A+  1,043,305
    238,540   Comcast Corporation, Special Class A+   8,587,440
     49,200   Cox Communications, Inc., Class A+      2,061,972
     69,700   Gannett Company, Inc. .............     4,685,931
    383,953   Viacom, Inc., Class B+ ............    16,951,525
                                                   ------------
                                                     33,330,173
                                                   ------------
   CHEMICALS -- 2.9%
    127,640   Air Products and Chemicals, Inc. ..     5,987,592
    310,740   Akzo Nobel N.V.+ ..................    13,875,286
     88,300   The Dow Chemical Company ..........     2,982,774
     90,800   Georgia Gulf Corporation ..........     1,679,800
     38,000   PPG Industries, Inc. ..............     1,965,360
     60,040   Rohm and Haas Company .............     2,079,185
                                                    -----------
                                                     28,569,997
                                                    -----------
   COMPUTER INDUSTRY -- 1.0%
     27,960   Compaq Computer Corporation .......       272,890
     34,000   Hewlett-Packard Company ...........       698,360
     28,720   International Business Machines
               Corporation ......................     3,473,971
     30,000   Oracle Corporation+ ...............       414,300
    363,300   Sun Microsystems, Inc.+ ...........     4,483,122
     15,600   VeriSign, Inc.+ ...................       593,424
                                                    -----------
                                                      9,936,067
                                                    -----------
   CONSUMER PRODUCTS -- 1.6%
     65,600   Fortune Brands, Inc. ..............     2,597,104
    130,300   The Gillette Company ..............     4,352,020
     40,520   Kimberly-Clark Corporation ........     2,423,096
     84,520   The Procter & Gamble Company ......     6,688,068
                                                    -----------
                                                     16,060,288
                                                    -----------
   ELECTRONICS -- 0.1%
     39,400   Tektronix, Inc.+ ..................     1,015,732
                                                    -----------
   FINANCIAL SERVICES -- 3.6%
     16,500   American Express Company ..........       588,885
    187,676   Citigroup, Inc. ...................     9,473,884
    148,840   Freddie Mac .......................     9,734,136
    154,950   Merrill Lynch & Company, Inc. .....     8,075,994
    138,980   Morgan Stanley Dean Witter & Company    7,774,541
                                                    -----------
                                                     35,647,440
                                                    -----------

                                                        VALUE
     SHARES                                           (NOTE 1)
    --------                                          --------
   FOOD AND BEVERAGES -- 1.7%
    229,717   Archer-Daniels-Midland Company ....   $ 3,296,439
    470,446   Diageo Plc ........................     5,374,842
     98,700   Kellogg Company ...................     2,970,870
     11,861   Nestle S.A. .......................     2,528,952
     60,847   PepsiCo, Inc. .....................     2,962,640
                                                    -----------
                                                     17,133,743
                                                    -----------
   HEALTH CARE -- 0.8%
     16,100   Baxter International, Inc. ........       863,443
     11,700   Guidant Corporation+ ..............       582,660
     85,659   HCA, Inc. .........................     3,301,298
      7,860   Johnson & Johnson .................       464,526
          1   LifePoint Hospitals, Inc.+ ........            34
     35,600   Trigon Healthcare, Inc.+ ..........     2,472,420
                                                    -----------
                                                      7,684,381
                                                    -----------
   HOTELS/RESORTS -- 0.8%
    182,830   Harrah's Entertainment, Inc.+ .....     6,766,538
     52,490   MGM Mirage, Inc.+ .................     1,515,386
                                                    -----------
                                                      8,281,924
                                                    -----------
   INSURANCE -- 5.2%
    248,270   The Allstate Corporation ..........     8,366,699
     62,000   The Chubb Corporation .............     4,278,000
     93,050   CIGNA Corporation .................     8,621,082
    165,600   The Hartford Financial Services
               Group, Inc. ......................    10,404,648
    110,390   Jefferson-Pilot Corporation .......     5,107,745
    145,390   MetLife, Inc. .....................     4,605,955
     84,300   Nationwide Financial Services, Inc.,    3,495,078
     13,030   Prudential Financial, Inc.+ .......       432,466
    162,910   The St. Paul Companies, Inc. ......     7,163,153
                                                    -----------
                                                     52,474,826
                                                    -----------
   LEISURE AND ENTERTAINMENT -- 0.0%#
     10,520   The Walt Disney Company ...........       217,974
                                                    -----------
   MANUFACTURING -- 2.9%
     40,000   Alcan, Inc. .......................     1,437,200
    273,760   Alcoa, Inc. .......................     9,732,168
    260,680   Deere & Company ...................    11,381,289
     14,300   Illinois Tool Works, Inc. .........       968,396
    603,600   Owens-Illinois, Inc.+ .............     6,029,964
                                                    -----------
                                                     29,549,017
                                                    -----------
   OIL AND GAS -- 9.8%
    165,256   Apache Corporation ................     8,242,969
    103,800   BJ Services Company+ ..............     3,368,310
     74,942   BP Amoco Plc, ADR .................     3,485,552
    108,000   Cooper Cameron Corporation+ .......     4,358,880
    335,840   Devon Energy Corporation ..........    12,980,216
     70,384   El Paso Corporation ...............     3,139,830
    250,654   Exxon Mobil Corporation ...........     9,850,702
     52,600   Kerr-McGee Corporation ............     2,882,480
    206,040   National Fuel Gas Company .........     5,089,188
    282,560   Noble Drilling Corporation+ .......     9,618,342
    322,860   Occidental Petroleum Corporation ..     8,565,476
    123,000   Praxair, Inc. .....................     6,795,750
    166,690   Royal Dutch Petroleum Company,
               NY Shares ........................     8,171,144
    187,600   Schlumberger Ltd. .................    10,308,620
     22,340   Unocal Corporation ................       805,804
     19,890   Williams Companies, Inc. ..........       507,593
                                                    -----------
                                                     98,170,856
                                                    -----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                               TOTAL RETURN SERIES

                                DECEMBER 31, 2001
                                                        VALUE
     SHARES                                           (NOTE 1)
    --------                                          --------
COMMON STOCKS -- (CONTINUED)
   PAPER AND FOREST PRODUCTS -- 1.3%
     13,900   Aracruz Celulose S.A., ADR ........   $   252,702
     65,400   Bowater, Inc. .....................     3,119,580
    152,800   International Paper Company .......     6,165,480
     25,000   Jefferson Smurfit Group Plc, ADR ..       562,500
     49,100   Willamette Industries, Inc. .......     2,559,092
                                                    -----------
                                                     12,659,354
                                                    -----------
   PHARMACEUTICALS -- 3.3%
     68,280   Abbott Laboratories ...............     3,806,610
     66,040   American Home Products Corporation      4,052,214
     55,260   Bristol-Myers Squibb Company ......     2,818,260
     22,600   Eli Lilly & Company ...............     1,775,004
    106,600   Merck & Company, Inc. .............     6,268,080
    141,900   Novartis AG .......................     5,128,020
     67,500   Pfizer, Inc. ......................     2,689,875
     46,550   Pharmacia Corporation .............     1,985,357
    121,410   Schering-Plough Corporation .......     4,347,692
                                                    -----------
                                                     32,871,112
                                                    -----------
   PRINTING/PUBLISHING -- 0.2%
     20,100   The New York Times Company, Class A       869,325
     42,700   Tribune Company ...................     1,598,261
                                                    -----------
                                                      2,467,586
                                                    -----------
   REAL ESTATE INVESTMENT TRUSTS -- 0.5%
     37,100   Equity Office Properties Trust ....     1,115,968
    141,460   Equity Residential Properties Trust     4,061,317
                                                    -----------
                                                      5,177,285
                                                    -----------
   RESTAURANTS -- 0.4%
    145,600   McDonald's Corporation ............     3,854,032
                                                    -----------
   RETAIL -- 2.3%
    123,800   The Gap, Inc. .....................     1,725,772
    284,500   The Kroger Company+ ...............     5,937,515
     70,130   Safeway, Inc.+ ....................     2,927,927
    258,900   Sears, Roebuck and Company ........    12,333,996
                                                    -----------
                                                     22,925,210
                                                    -----------
   SEMICONDUCTORS -- 0.7%
    106,600   Analog Devices, Inc.+ .............     4,731,974
     96,930   Texas Instruments, Inc. ...........     2,714,040
                                                    -----------
                                                      7,446,014
                                                    -----------
   TELECOMMUNICATIONS -- 5.4%
    126,800   Advanced Fibre Communications, Inc.+    2,240,556
     20,610   ALLTEL Corporation ................     1,272,255
    414,520   AT&T Corporation ..................     7,519,393
    200,006   AT&T Wireless Services, Inc.+ .....     2,874,086
     71,400   CenturyTel, Inc. ..................     2,341,920
    313,940   Motorola, Inc. ....................     4,715,379
    363,100   Nortel Networks Corporation+ ......     2,723,250
     66,396   SBC Communications, Inc. ..........     2,600,731
    465,040   Sprint Corporation ................     9,338,003
    116,900   Telephone and Data Systems, Inc. ..    10,491,775
    169,294   Verizon Communications, Inc. ......     8,034,693
                                                    -----------
                                                     54,152,041
                                                    -----------
   TRANSPORTATION -- 0.7%
    158,230   Burlington Northern Santa Fe
               Corporation ......................     4,514,302
     42,600   United Parcel Service, Inc., Class B    2,321,700
                                                    -----------
                                                      6,836,002
                                                    -----------

                                                        VALUE
     SHARES                                           (NOTE 1)
    --------                                          --------
   UTILITIES -- 2.9%
    205,800   Calpine Corporation+ ..............   $ 3,455,382
     30,790   Dominion Resources, Inc. ..........     1,850,479
     52,020   Exelon Corporation ................     2,490,718
     37,850   FPL Group, Inc. ...................     2,134,740
    441,951   NiSource, Inc. ....................    10,191,390
     94,620   Pinnacle West Capital Corporation .     3,959,847
     22,100   Progress Energy, Inc. .............       995,163
     33,344   TXU Corporation ...................     1,572,170
     78,260   WGL Holdings, Inc. ................     2,275,018
                                                    -----------
                                                     28,924,907
                                                    -----------
              Total Common Stocks
               (Cost $554,146,865) ..............   565,486,242
                                                    -----------
PREFERRED STOCKS -- 0.9%
   MANUFACTURING -- 0.1%
     22,900   Owens-Illinois, Inc. ..............       469,450
                                                    -----------
   PRINTING/PUBLISHING -- 0.1%
     14,500   Tribune Corporation ...............     1,258,890
                                                    -----------
   TELECOMMUNICATIONS -- 0.2%
     49,500   Motorola, Inc.+ ...................     2,313,630
                                                    -----------
   UTILITIES -- 0.5%
     24,000   Dominion Resources, Inc.                1,433,280
     68,800   Duke Energy Corporation ...........     1,771,600
     26,680   NiSource, Inc. ....................     1,212,606
     21,300   TXU Corporation ...................       555,504
                                                    -----------
                                                      4,972,990
                                                    -----------
              Total Preferred Stocks
               (Cost $9,461,346) ................     9,014,960
                                                    -----------
    PRINCIPAL
     AMOUNT
---------------
CORPORATE BONDS -- 16.9%
   AEROSPACE/DEFENSE -- 0.6%
              Northrop Grumman Corporation:
$ 1,573,000    7.125% due 02/15/2011 ............     1,644,916
  1,243,000    7.750% due 02/15/2031 ............     1,350,194
  3,255,000   Raytheon Company,
               6.450% due 08/15/2002 ............     3,302,373
                                                    -----------
                                                      6,297,483
                                                    -----------
   AIRLINES -- 0.2%
    421,946   American Airlines, Inc.,
               6.855% due 10/15/2010 ............       423,903
              Continental Airlines, Inc.:
    282,224    6.648% due 09/15/2017 ............       246,640
    995,676    7.256% due 03/15/2020 ............       890,677
                                                    -----------
                                                      1,561,220
                                                    -----------
   AUTOMOTIVE -- 0.1%
  1,482,000   Ford Motor Company,
               7.450% due 07/16/2031 ............     1,361,607
                                                    -----------
   BANKS -- 0.6%
  1,305,000   Bank of America Corporation,
               7.400% due 01/15/2011 ............     1,401,565
  2,238,000   Dime Bancorp, Inc.,
               9.000% due 12/19/2002 ............     2,352,693
  1,501,000   Unicredito Italian Capital Trust,
               9.200% due 10/01/2049** ..........     1,672,302
    853,000   Wells Fargo Bank North America,
               6.450% due 02/01/2011 ............       872,446
                                                    -----------
                                                      6,299,006
                                                    -----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                               TOTAL RETURN SERIES

                                DECEMBER 31, 2001
   PRINCIPAL                                           VALUE
    AMOUNT                                           (NOTE 1)
 ------------                                        ---------
CORPORATE BONDS -- (CONTINUED)
   BROADCAST, RADIO AND TELEVISION -- 0.6%
 $  526,000   AOL Time Warner, Inc.,
               6.875% due 06/15/2018 ............   $   514,570
    944,000   Belo A.H. Corporation,
               7.750% due 06/01/2027 ............       810,436
              Comcast Cable Communications, Inc.:
  1,296,000    6.875% due 06/15/2009 ............     1,311,947
    816,000    6.750% due 01/30/2011 ............       820,925
  1,635,000   Fox Sports Networks, LLC,
               8.875% due 08/15/2007 ............     1,700,400
    380,000   News America Holdings, Inc.,
               8.500% due 02/15/2005 ............       407,586
              News America, Inc.:
    588,000    7.300% due 04/30/2028 ............       549,360
    357,000    6.703% due 05/21/2034 ............       373,928
                                                    -----------
                                                      6,489,152
                                                    -----------
   BUILDING/CONSTRUCTION -- 0.2%
  1,595,000   Hanson Plc,
               7.875% due 09/27/2010 ............     1,722,370
                                                    -----------
   FINANCIAL SERVICES -- 4.9%
  1,243,000   AIG SunAmerica Global Financial II,
               7.600% due 06/15/2005** ..........     1,363,646
  1,879,000   AIG SunAmerica Global Financing IV,
               5.850% due 02/01/2006**^ .........     1,941,657
    793,000   AIG SunAmerica Institutional Funding,
               5.750% due 02/16/2009 ............       782,532
  1,537,000   Associates Corporation of North America,
               5.500% due 02/15/2004 ............     1,593,515
  2,177,000   Citigroup, Inc.,
               7.250% due 10/01/2010 ............     2,336,853
  2,286,000   Countrywide Home Loans, Inc.,
               6.850% due 06/15/2004 ............     2,423,151
  2,250,000   Credit Suisse First Boston USA, Inc.,
               6.125% due 11/15/2011 ............     2,200,102
              Ford Motor Credit Company:
  4,240,000    6.875% due 02/01/2006 ............     4,249,833
  3,548,000    7.375% due 02/01/2011 ............     3,492,843
  2,379,000    7.250% due 10/25/2011 ............     2,319,056
              General Electric Capital Corporation:
  1,320,000    7.500% due 05/15/2005 ............     1,445,461
    665,000    8.700% due 03/01/2007 ............       776,831
    457,000    8.850% due 03/01/2007 ............       536,938
    336,000    8.750% due 05/21/2007 ............       389,653
              General Motors Acceptance Corporation:
  2,400,000    5.360% due 07/27/2004 ............     2,397,998
  1,642,000    7.250% due 03/02/2011 ............     1,651,466
  1,172,000    6.875% due 09/15/2011 ............     1,150,043
    720,000    8.000% due 11/01/2031 ............       734,905
    593,000   Household Finance Company,
               7.875% due 03/01/2007 ............       637,864
              Lehman Brothers Holdings:
    808,000    7.750% due 01/15/2005 ............       867,015
  2,285,000    8.250% due 06/15/2007 ............     2,519,809
    350,000   Midamerican Funding LLC,
               6.927% due 03/01/2029** ..........       334,858
              Midland Funding Corporation:
    148,341    10.330% due 07/23/2002 ...........       148,913
    367,149    10.330% due 07/23/2002 ...........       368,567
  2,210,000   Morgan Stanley Dean Witter & Company,
               6.100% due 04/15/2006 ............     2,279,573

   PRINCIPAL                                           VALUE
    AMOUNT                                           (NOTE 1)
 ------------                                        ---------
   FINANCIAL SERVICES -- (CONTINUED)
 $  719,000   Natexis Ambs Company LLC,
               8.440% due 12/29/2049** ..........   $   757,051
  3,010,000   NiSource Finance Corporation,
               7.875% due 11/15/2010** ..........     3,120,076
  1,228,000   Pemex Project Funding Master Trust,
               9.125% due 10/13/2010 ............     1,304,750
  1,734,000   Prudential Funding LLC,
               6.600% due 05/15/2008** ..........     1,780,936
  2,727,000   Socgen Real Estate LLC,
               7.640% due 12/29/2049** ..........     2,815,325
                                                    -----------
                                                     48,721,220
                                                    -----------
   FOOD AND BEVERAGES -- 0.4%
  2,011,000   Delhaize America, Inc.,
               9.000% due 04/15/2031 ............     2,417,518
  1,100,000   Kellogg Company,
               6.000% due 04/01/2006** ..........     1,127,453
    595,000   Tyson Foods, Inc.,
               8.250% due 10/01/2011** ..........       631,179
                                                    -----------
                                                      4,176,150
                                                    -----------
   HEALTH CARE -- 0.4%
    952,000   HEALTHSOUTH Corporation,
               7.375% due 10/01/2006** ..........       956,760
  2,960,000   Tenet Healthcare Corporation,
               6.375% due 12/01/2011** ..........     2,867,917
                                                    -----------
                                                      3,824,677
                                                    -----------
   HOTELS/RESORTS -- 0.4%
    745,000   Harrahs Operating Company, Inc.,
               7.125% due 06/01/2007 ............       754,720
  1,930,000   Hilton Hotels Corporation,
               5.000% due 05/15/2006 ............     1,717,700
  1,825,000   MGM Mirage, Inc.,
               8.500% due 09/15/2010 ............     1,867,931
                                                    -----------
                                                      4,340,351
                                                    -----------
   INSURANCE -- 0.1%
  1,734,000   Loews Corporation,
               3.125% due 09/15/2007 ............     1,486,905
                                                    -----------
   LEISURE AND ENTERTAINMENT -- 0.2%
  1,554,000   Time Warner Entertainment,
               10.150% due 05/01/2012 ...........     1,959,324
                                                    -----------
   MANUFACTURING -- 0.1%
    980,000   Ingersoll-Rand Company,
               6.250% due 05/15/2006 ............       998,928
                                                    -----------
   OIL AND GAS -- 1.2%
              Amerada Hess Corporation:
  1,241,000    6.650% due 08/15/2011 ............     1,237,904
  1,136,000    7.300% due 08/15/2031 ............     1,147,499
    782,000   Anadarko Finance Company,
               6.750% due 05/01/2011** ..........       798,188
  1,258,000   The Coastal Corporation,
               6.200% due 05/15/2004 ............     1,260,241
  1,452,000   Conoco Funding Company,
               6.350% due 10/15/2011 ............     1,467,368
    519,000   Consolidated Natural Gas,
               6.250% due 11/01/2011 ............       508,849
    609,000   Dynegy Holdings, Inc.,
               6.875% due 04/01/2011 ............       518,205
  2,221,000   NiSource Inc.,
               7.500% due 11/15/2003 ............     2,307,832
    948,000   Occidental Petroleum Corporation,
               6.400% due 04/01/2013 ............       974,685


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                               TOTAL RETURN SERIES

                                DECEMBER 31, 2001
   PRINCIPAL                                           VALUE
    AMOUNT                                           (NOTE 1)
 ------------                                        ---------
CORPORATE BONDS -- (CONTINUED)
   OIL AND GAS -- (CONTINUED)
  $ 762,000   Phillips Petroleum Company,
               8.500% due 05/25/2005 ............   $   843,303
    100,000   Texas Gas Transmission Corporation,
               7.250% due 07/15/2027 ............        92,250
    376,000   Williams Gas Pipeline,
               7.375% due 11/15/2006** ..........       390,934
                                                    -----------
                                                     11,547,258
                                                    -----------
   REAL ESTATE INVESTMENT TRUSTS -- 0.5%
  2,487,000   Equity Office Properties Trust,
               7.750% due 11/15/2007 ............     2,645,539
  2,472,000   Simon Property Group, Inc.,
               6.750% due 02/09/2004 ............     2,565,973
                                                    -----------
                                                      5,211,512
                                                    -----------
   RETAIL -- 0.3%
  1,535,000   Federated Department Stores, Inc.,
               8.500% due 06/15/2003 ............     1,628,041
  1,149,000   K-Mart Corporation,
               9.375% due 02/01/2006 ............       950,840
                                                    -----------
                                                      2,578,881
                                                    -----------
   SEMICONDUCTORS -- 0.2%
  1,990,000   Analog Devices, Inc.,
               4.750% due 10/01/2005 ............     1,892,988
                                                    -----------
   SERVICES -- 0.1%
  1,483,000   Cendant Corporation,
               6.875% due 08/15/2006**^ .........     1,433,870
                                                    -----------
   TELECOMMUNICATIONS -- 2.5%
  2,728,000   AT&T Corporation,
               9.650% due 03/31/2027 ............     2,985,810
  1,040,000   AT&T Wireless Services, Inc.,
               7.350% due 03/01/2006 ............     1,101,146
  1,540,000   Bellsouth Corporation,
               6.000% due 10/15/2011 ............     1,537,518
              Cingular Wireless:
    533,000    6.500% due 12/15/2011** ..........       540,994
    533,000    7.125% due 12/15/2031** ..........       544,294
              Citizens Communications Company:
  1,346,000    8.500% due 05/15/2006 ............     1,440,656
  1,405,000    7.625% due 08/15/2008**^ .........     1,438,646
              Cox Communications, Inc.:
    557,000    7.750% due 11/01/2010 ............       595,733
    709,000    6.750% due 03/15/2011 ............       710,327
    983,000   France Telecom,
               3.613% due 03/14/2003**^ .........       990,816
  2,683,000   Qwest Capital Funding,
               7.250% due 02/15/2011 ............     2,618,790
    433,000   Sing Telecommunications,
               6.375% due 12/01/2011** ..........       433,377
              Sprint Capital Corporation:
  1,278,000    6.000% due 01/15/2007** ..........     1,270,264
  2,220,000    7.125% due 01/30/2006 ............     2,316,088
    490,000   Telecomunicaciones de Puerto Rico,
               6.650% due 05/15/2006 ............       490,901
  1,500,000   Verizon Pennsylvania,
               5.650% due 11/15/2011 ............     1,440,725
              WorldCom, Inc.:
  2,811,000    6.400% due 08/15/2005 ............     2,842,632
  1,660,000    8.250% due 05/15/2031 ............     1,759,729
                                                    -----------
                                                     25,058,446
                                                    -----------

   PRINCIPAL                                           VALUE
    AMOUNT                                           (NOTE 1)
 ------------                                        ---------
   TRANSPORTATION -- 0.2%
              Union Pacific Corporation:
 $1,369,000    5.840% due 05/25/2004 ............   $ 1,411,447
    721,000    6.340% due 11/25/2003 ............       746,956
                                                    -----------
                                                      2,158,403
                                                    -----------
   UTILITIES -- 2.6%
  1,611,000   Allegheny Energy Supply,
               7.800% due 03/15/2011**^ .........     1,557,615
              Cleveland Electric Illuminating Company:
    201,000    7.880% due 11/01/2017 ............       212,248
    362,000    9.000% due 07/01/2023 ............       375,066
    768,000   Commonwealth Edison Company,
               8.500% due 07/15/2022 ............       780,949
              Dominion Resources, Inc.:
    487,000    7.600% due 07/15/2003 ............       513,030
  1,542,000    8.125% due 06/15/2010 ............     1,701,668
    864,000   DTE Energy Company,
               7.050% due 06/01/2011 ............       893,136
    454,000   Entergy Mississippi, Inc.,
               6.200% due 05/01/2004 ............       466,348
  1,198,000   Firstenergy Corporation,
               6.450% due 11/15/2011 ............     1,170,940
    228,000   Gulf States Utilities Company,
               8.250% due 04/01/2004 ............       241,239
  2,069,000   Hydro-Quebec,
               6.300% due 05/11/2011 ............     2,119,877
              Kinder Morgan Energy:
  1,331,000    6.750% due 03/15/2011 ............     1,333,106
    850,000    7.400% due 03/15/2031 ............       855,393
              Niagara Mohawk Power Corporation:
    821,121    7.250% due 10/01/2002 ............       837,179
  2,005,000    7.750% due 05/15/2006 ............     2,149,067
    670,000    8.770% due 01/01/2018 ............       688,539
    457,627   Northeast Utilities Corporation,
               8.580% due 12/01/2006 ............       476,271
    377,289   NRG South Central, LLC,
               8.962% due 03/15/2016 ............       381,068
    632,000   NSTAR,
               8.000% due 02/15/2010 ............       669,717
    540,000   Progress Energy, Inc.,
               7.100% due 03/01/2011 ............       562,165
              PSEG Power:
  1,182,000    7.750% due 04/15/2011** ..........     1,240,748
  1,236,000    8.625% due 04/15/2031** ..........     1,376,469
    800,000   Salton Sea Funding Corporation,
               7.840% due 05/30/2010 ............       761,552
    202,887   System Energy Resources,
               7.430% due 01/15/2011 ............       212,440
    873,000   Toledo Edison Company,
               7.875% due 08/01/2004 ............       928,647
    371,000   TXU Eastern Funding Company,
               6.150% due 05/15/2002** ..........       375,165
    352,000   UtiliCorp United, Inc.,
               7.000% due 07/15/2004 ............       364,384
  1,044,674   Waterford 3 Funding,
               8.090% due 01/02/2017 ............     1,050,683
  1,500,000   Wisconsin Energy Corporation,
               5.875% due 04/01/2006 ............     1,522,842
                                                    -----------
                                                     25,817,551
                                                    -----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                               TOTAL RETURN SERIES

                                DECEMBER 31, 2001
   PRINCIPAL                                           VALUE
    AMOUNT                                           (NOTE 1)
 ------------                                        ---------
CORPORATE BONDS -- (CONTINUED)
   WASTE MANAGEMENT -- 0.5%
              Waste Management, Inc.:
  $ 457,000    6.375% due 12/01/2003 ............   $   471,162
  1,700,000    6.625% due 07/15/2002 ............     1,720,871
  1,668,000    7.380% due 08/01/2010 ............     1,708,246
    850,000    7.000% due 07/15/2028 ............       788,072
                                                    -----------
                                                      4,688,351
                                                    -----------
              Total Corporate Bonds
               (Cost $167,387,700) ..............   169,625,653
                                                    -----------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 3.1%
    825,000   American Express Credit Account Master Trust,
               5.600% due 11/15/2006 ............       856,709
  1,142,305   Bear Stearns Commercial Mortgage Securities,
               6.800% due 09/15/2008 ............     1,196,223
    226,152   Beneficial Mortgage Corporation,
               2.474% due 09/28/2037 ............       225,158
     90,300   BlackRock Capital Finance LP,
               7.750% due 09/25/2026 ............        49,665
  2,943,000   Certificates Funding Corporation,
               6.716% due 12/19/2004** ..........     3,120,066
              Chase Commercial Mortgage Securities
               Corporation:
  1,699,000    6.390% due 11/18/2008 ............     1,745,063
    369,466    7.543% due 09/15/2009 ............       396,973
  2,359,000   Citibank Credit Card Issuance Trust,
               6.650% due 05/15/2008 ............     2,451,360
              COMM 2000:
    706,005    2.116%+++ due 01/15/2003** .......       705,097
    152,048    2.196%+++ due 10/16/2002** .......       152,009
              Countrywide Alternative Loan Trust:
    919,000    5.500% due 08/01/2006 ............       918,012
  2,058,000    8.000% due 07/25/2030 ............     2,171,015
    449,000   Criimi Mae CMBS Corporation,
               6.701% due 05/20/2008** ..........       448,695
  1,250,000   Criimi Mae Commercial Mortgage Trust,
               7.000% due 03/02/2011** ..........     1,293,939
    817,000   Ford Credit Auto Owner Trust,
               6.420% due 10/15/2003 ............       838,585
  1,734,198   GS Mortgage Securities Corporation,
               6.060% due 10/18/2030 ............     1,790,666
  1,079,693   Independent National Mortgage Corporation,
               7.000% due 05/25/2026 ............     1,104,623
    426,000   J.P. Morgan Commercial Mortgage Finance
               Corporation,
               6.613% due 01/15/2030 ............       442,359
              Jet Equipment Trust:
     46,834    9.410% due 06/15/2010** ..........        41,519
     10,000    10.690% due 11/01/2013** .........         8,512
    665,000   Merrill Lynch Mortgage Investors, Inc.,
               8.410% due 06/25/2022**^ .........       681,776
  1,903,000   Morgan Stanley Dean Witter Capital I,
               3.600% due 10/07/2013^ ...........     1,898,673
              Residential Accredit Loans, Inc.:
  1,625,000    6.750% due 10/25/2028 ............     1,658,987
  1,000,000    7.000% due 03/25/2028 ............     1,007,089
              Residential Funding Mortgage Securities:
  4,500,000    6.000% due 12/25/2016 ............     4,521,780
    376,000    7.660% due 09/25/2012 ............       381,773
    108,924   Starwood Asset Receivables Trust,
               2.230% due 08/25/2003** ..........       108,924

   PRINCIPAL                                           VALUE
    AMOUNT                                           (NOTE 1)
 ------------                                        ---------
COLLATERALIZED MORTGAGE OBLIGATIONS -- (CONTINUED)
  $ 800,000   Summit Acceptance Auto Receivables Trust,
               7.510% due 02/15/2007 ............   $   848,750
                                                    -----------
              Total Collateralized Mortgage Obligations
               (Cost $30,122,599) ...............    31,064,000
                                                    -----------
YANKEE BONDS - U.S. DOLLAR DENOMINATED -- 0.0%#
(Cost $394,511)
    661,000   Metronet Communications,
               11.032%(a) due 06/15/2008 ........       333,463
                                                    -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 11.0%
   FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- 1.1%
  1,933,000    3.250% due 11/15/2004 ............     1,899,640
  6,996,000    5.500% due 07/15/2006 ............     7,196,939
  2,118,000    6.750% due 03/15/2031 ............     2,259,247
                                                    -----------
                                                     11,355,826
                                                    -----------
   FEDERAL HOME LOAN MORTGAGE CORPORATION (GOLD) (FGLMC) -- 0.1%
  1,121,062    6.500% due 12/01/2015 ............     1,142,512
                                                    -----------
   FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- 7.4%
              Federal National Mortgage Association (FNMA),
  4,619,000    5.500% due 02/15/2006 ............     4,761,995
  1,270,000    5.722% due 02/01/2009 ............     1,276,350
 13,567,852    6.000% due 12/15/2005 to 04/01/2031   13,523,864
 42,860,664    6.500% due 01/01/2016 to 09/01/2031   43,050,718
  2,892,000    6.625% due 11/15/2010 ............     3,081,808
  1,010,801    7.000% due 07/01/2015 ............     1,047,127
  7,294,387    7.500% due 02/01/2030 to 03/01/2031    7,538,748
                                                    -----------
                                                     74,280,610
                                                    -----------
   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) -- 2.2%
  5,225,308    6.500% due 03/15/2028 to 12/15/2028    5,256,334
  3,422,151    7.000% due 03/15/2028 to 08/15/2028    3,502,358
  4,336,089    7.500% due 12/15/2023 to 02/15/2028    4,515,296
  8,367,565    8.000% due 05/15/2022 to 02/15/2030    8,835,369
                                                    -----------
                                                     22,109,357
                                                    -----------
   STUDENT LOAN MARKETING ASSOCIATION (SLMA) -- 0.2%
  1,700,000    5.000% due 06/30/2004 ............     1,754,383
                                                    -----------
              Total U.S. Government Agency Obligations
               (Cost $109,422,529) ..............   110,642,688
                                                    -----------
U.S. TREASURY OBLIGATIONS -- 7.2%
   U.S. TREASURY BONDS -- 2.5%
  7,733,000    5.375% due 02/15/2031 ............     7,626,679
 10,171,000    6.250% due 08/15/2023 to 05/15/2030   10,873,024
  4,491,000    9.875% due 11/15/2015 ............     6,340,030
                                                    -----------
                                                     24,839,733
                                                    -----------
   U.S. TREASURY NOTES -- 4.7%
 12,232,000    3.000% due 11/30/2003 ............    12,244,428
  7,825,000    3.500% due 11/15/2006 ............     7,545,624
  5,819,000    4.625% due 05/15/2006 ............     5,901,967
  8,258,000    5.000% due 02/15/2011 to 08/15/2011    8,238,684
  9,725,000    6.875% due 05/15/2006 ............    10,720,295
  1,926,000    11.875% due 11/15/2003 ...........     2,235,967
                                                    -----------
                                                     46,886,965
                                                    -----------
              Total U.S. Treasury Obligations
               (Cost $72,335,877) ...............    71,726,698
                                                    -----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                               TOTAL RETURN SERIES

                                DECEMBER 31, 2001
   PRINCIPAL                                           VALUE
    AMOUNT                                           (NOTE 1)
 ------------                                        ---------
U.S. GOVERNMENT AGENCY DISCOUNT NOTE -- 4.8%
 (Cost $47,941,016)
$47,943,000   Federal Home Loan Mortgage Corporation (FHLMC),
               1.490%++ due 01/02/2002 ........  $   47,941,016
                                                 --------------
TOTAL INVESTMENTS (COST $991,212,443*) .  100.3%  1,005,834,720
OTHER ASSETS AND LIABILITIES (NET) .....   (0.3)     (3,110,905)
                                          -----  --------------
NET ASSETS .............................  100.0% $1,002,723,815
                                          =====  ==============
------------------------------
*   Aggregate cost for Federal tax purposes is $996,324,106.
** Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
^   Illiquid security
+   Non-income producing security.
++  Annualized yield at date of purchase.
+++ Floating rate security. Rate shown is in effect at 12/31/01.
(a) The rate shown is the effective yield at date of purchase.
#   Amount is less than 0.01%.

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                 ADR --  American Depository Receipt
--------------------------------------------------------------------------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                         ASSET ALLOCATION GROWTH SERIES

                                DECEMBER 31, 2001
                                                       VALUE
    SHARES                                           (NOTE 1)
 ------------                                        ---------
COMMON STOCKS -- 68.0%
   ADVERTISING -- 0.3%
      1,600   Omnicom Group, Inc. ...............   $   142,960
                                                    -----------
   AEROSPACE/DEFENSE -- 0.7%
      1,200   General Dynamics Corporation ......        95,568
      1,000   Lockheed Martin Corporation .......        46,670
      1,300   Northrop Grumman Corporation ......       131,053
      1,100   United Technologies Corporation ...        71,093
                                                    -----------
                                                        344,384
                                                    -----------
   AIRLINES -- 0.2%
      4,000   Northwest Airlines Corporation+ ...        62,800
      1,600   Ryanair Holdings Plc, ADR+ ........        51,280
        400   SkyWest, Inc. .....................        10,180
                                                    -----------
                                                        124,260
                                                    -----------
   APPAREL AND TEXTILES -- 0.2%
      1,300   Coach, Inc.+ ......................        50,674
      1,200   OshKosh B'Gosh, Inc., Class A .....        50,328
                                                    -----------
                                                        101,002
                                                    -----------
   AUTOMOTIVE -- 1.1%
        800   American Axle & Manufacturing
               Holdings, Inc.+ ..................        17,104
        800   AutoZone, Inc.+ ...................        57,440
      1,100   Group 1 Automotive, Inc.+ .........        31,361
      4,800   Insurance Auto Auctions, Inc.+ ....        69,648
      4,400   Keystone Automotive Industries, Inc.+      74,492
      3,010   Navistar International Corporation+       118,895
      1,100   O'Reilly Automotive, Inc.+ ........        40,117
      2,800   Sonic Automotive, Inc.+ ...........        65,632
      1,800   TRW, Inc. .........................        66,672
                                                    -----------
                                                        541,361
                                                    -----------
   BANKS -- 4.7%
        200   Astoria Financial Corporation .....         5,292
      4,800   Bank of America Corporation .......       302,160
     18,100   Bank One Corporation ..............       706,805
      1,400   Banknorth Group, Inc. .............        31,528
      1,200   Commerce Bancorp, Inc. ............        47,208
      5,120   FleetBoston Financial Corporation .       186,880
      1,400   Mellon Financial Corporation ......        52,668
      4,800   Mercantile Bankshares Corporation .       206,592
      1,100   North Fork Bancorporation, Inc. ...        35,189
      7,800   PNC Financial Services Group ......       438,360
        500   Seacoast Financial Services Corporation     8,575
      5,053   U.S. Bancorp ......................       105,759
      1,300   Washington Federal, Inc. ..........        33,514
      6,100   Wells Fargo & Company .............       265,045
                                                    -----------
                                                      2,425,575
                                                    -----------
   BROADCAST, RADIO AND TELEVISION -- 2.5%
     10,100   AOL Time Warner, Inc.+ ............       324,210
      3,500   Clear Channel Communications, Inc.+       178,185
        700   Comcast Corporation, Special Class A+      25,200
      1,100   The E.W. Scripps Company, Class A .        72,600
      8,300   Fox Entertainment Group, Inc., Class A+   220,199
        500   Gemstar-TV Guide International, Inc.+      13,850
      3,600   Liberty Media Corporation, Class A+        50,400
        400   The McGraw-Hill Companies, Inc. ...        24,392
      2,800   The News Corporation Ltd., ADR ....        89,068
        800   Univision Communications, Inc., Class A+   32,368
      6,418   Viacom, Inc., Class B+ ............       283,355
                                                    -----------
                                                      1,313,827
                                                    -----------

                                                       VALUE
    SHARES                                           (NOTE 1)
 ------------                                        ---------
   BUILDING/CONSTRUCTION -- 0.6%
        900   Beazer Homes USA, Inc.+ ...........   $    65,853
        800   Centex Corporation ................        45,672
      4,400   Masco Corporation .................       107,800
      1,000   The Ryland Group, Inc. ............        73,200
                                                    -----------
                                                        292,525
                                                    -----------
   CHEMICALS -- 0.8%
      3,200   Georgia Gulf Corporation ..........        59,200
      6,500   Lyondell Chemical Company .........        93,145
      7,600   Millennium Chemicals, Inc. ........        95,760
      7,800   PolyOne Corporation ...............        76,440
      8,000   Solutia, Inc. .....................       112,160
                                                    -----------
                                                        436,705
                                                    -----------
   COMPUTER INDUSTRY -- 6.7%
      2,500   Adobe Systems, Inc. ...............        77,625
      3,000   Apple Computer, Inc.+ .............        65,700
        300   Avocent Corporation+ ..............         7,275
      1,100   Brocade Communications Systems, Inc.+      36,432
      1,800   Cadence Design Systems, Inc.+ .....        39,456
      1,800   Ceridian Corporation+ .............        33,750
     18,100   Cisco Systems, Inc.+ ..............       327,791
      5,500   Computer Associates International, Inc.   189,695
      3,500   Compuware Corporation+ ............        41,265
      6,100   Dell Computer Corporation+ ........       165,798
      8,700   EMC Corporation+ ..................       116,928
      1,700   Informatica Corporation+ ..........        24,667
        800   Inforte Corporation+ ..............        11,176
      4,500   International Business Machines
               Corporation ......................       544,320
      2,400   Juniper Networks, Inc.+ ...........        45,480
        400   Legato Systems, Inc.+ .............         5,188
        200   Mercury Interactive Corporation+ ..         6,796
     20,000   Microsoft Corporation+ ............     1,325,400
        200   NetIQ Corporation+ ................         7,052
      2,100   Network Associates, Inc.+ .........        54,285
        700   PeopleSoft, Inc.+ .................        28,140
      1,100   Peregrine Systems, Inc.+ ..........        16,313
        800   RadiSys Corporation+ ..............        15,728
      6,600   Red Hat, Inc.+ ....................        46,860
        307   Riverstone Networks, Inc.+ ........         5,096
      3,600   Sybase, Inc.+ .....................        56,736
        800   Take-Two Interactive Software, Inc.+       12,936
      2,600   Vastera, Inc.+ ....................        43,186
      1,144   VERITAS Software Corporation+ .....        51,274
      1,300   Vignette Corporation+ .............         6,981
        200   webMethods, Inc.+ .................         3,352
      2,700   Yahoo!, Inc.+ .....................        47,898
                                                    -----------
                                                      3,460,579
                                                    -----------
   CONSUMER PRODUCTS -- 3.5%
      2,000   Avery Dennison Corporation ........       113,060
      1,300   Avon Products, Inc. ...............        60,450
      3,300   The Black & Decker Corporation ....       124,509
      3,200   The Estee Lauder Companies, Inc.,
               Class A ..........................       102,592
     14,600   The Gillette Company ..............       487,640
      4,500   Kimberly-Clark Corporation ........       269,100
      7,000   Philip Morris Companies, Inc. .....       320,950
      3,900   The Procter & Gamble Company ......       308,607
        500   Snap-On, Inc. .....................        16,830
                                                    -----------
                                                      1,803,738
                                                    -----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                         ASSET ALLOCATION GROWTH SERIES

                                DECEMBER 31, 2001
                                                       VALUE
    SHARES                                           (NOTE 1)
 ------------                                        ---------
COMMON STOCKS -- (CONTINUED)
   ELECTRONICS -- 1.0%
        600   AMETEK, Inc. ......................   $    19,134
      1,400   Arrow Electronics, Inc.+ ..........        41,860
      1,000   Millipore Corporation .............        60,700
        800   Numerical Technologies, Inc.+ .....        28,160
      2,500   Parker-Hannifin Corporation .......       114,775
        400   PerkinElmer, Inc. .................        14,008
        800   Polycom, Inc.+ ....................        27,520
        300   Symbol Technologies, Inc. .........         4,764
      8,200   Thermo Electron Corporation+ ......       195,652
        500   Waters Corporation+ ...............        19,375
                                                    -----------
                                                        525,948
                                                    -----------
   FINANCIAL SERVICES -- 4.7%
      3,200   American Express Company ..........       114,208
      2,700   The Charles Schwab Corporation ....        41,769
     11,646   Citigroup, Inc. ...................       587,890
        600   Concord EFS, Inc.+ ................        19,668
      4,600   Fannie Mae ........................       365,700
      2,200   Federated Investors, Inc., Class B         70,136
      2,100   First Data Corporation ............       164,745
      4,800   Freddie Mac .......................       313,920
        400   The Goldman Sachs Group, Inc. .....        37,100
      1,800   Household International, Inc. .....       104,292
      2,150   MBIA, Inc. ........................       115,304
      3,600   Merrill Lynch & Company, Inc. .....       187,632
      4,600   Morgan Stanley Dean Witter & Company      257,324
        400   SunGard Data Systems, Inc.+ .......        11,572
      1,400   Waddell & Reed Financial, Inc., Class A    45,080
                                                    -----------
                                                      2,436,340
                                                    -----------
   FOOD AND BEVERAGES -- 1.5%
      5,300   The Coca-Cola Company .............       249,895
        900   Hershey Foods Corporation .........        60,930
      5,400   Kraft Foods, Inc., Class A ........       183,762
      1,900   McCormick & Company, Inc. .........        79,743
      3,630   PepsiCo, Inc. .....................       176,745
        200   Wrigley (W.M.) Jr. Company ........        10,274
                                                    -----------
                                                        761,349
                                                    -----------
   HEALTH CARE -- 1.9%
      2,400   Biomet, Inc. ......................        74,160
      1,037   Cygnus, Inc.+ .....................         5,444
      3,600   Guidant Corporation+ ..............       179,280
        900   HCA, Inc. .........................        34,686
      4,500   Johnson & Johnson .................       265,950
      1,800   McKesson Corporation ..............        67,320
      4,200   Medtronic, Inc. ...................       215,082
        400   St. Jude Medical, Inc.+ ...........        31,060
      1,198   Viasys Healthcare, Inc.+ ..........        24,213
      3,470   Zimmer Holdings, Inc.+ ............       105,974
                                                    -----------
                                                      1,003,169
                                                    -----------
   HOTELS/RESORTS -- 0.4%
      5,000   Harrah's Entertainment, Inc.+ .....       185,050
                                                    -----------

                                                       VALUE
    SHARES                                           (NOTE 1)
 ------------                                        ---------
   INSURANCE -- 2.1%
      3,600   AFLAC, Inc. .......................   $    88,416
      1,100   Allmerica Financial Corporation ...        49,005
      1,600   The Allstate Corporation ..........        53,920
      1,800   Ambac Financial Group, Inc. .......       104,148
      7,241   American International Group, Inc.        574,935
      1,300   The Hartford Financial Services
               Group, Inc. ......................        81,679
      1,100   Protective Life Corporation .......        31,823
      1,100   Radian Group, Inc. ................        47,245
      2,900   UICI+ .............................        39,150
                                                    -----------
                                                      1,070,321
                                                    -----------
   MANUFACTURING -- 4.5%
      1,100   Alcan, Inc. .......................        39,523
      2,800   Alcoa, Inc. .......................        99,540
      1,400   American Standard Companies, Inc.+         95,522
        100   Cross (A.T.) Company, Class A+ ....           590
      2,100   Danaher Corporation ...............       126,651
      1,200   Eaton Corporation .................        89,292
      1,800   Fleetwood Enterprises, Inc.+ ......        20,394
     23,100   General Electric Company ..........       925,848
        700   Illinois Tool Works, Inc. .........        47,404
      1,000   Ingersoll-Rand Company ............        41,810
        306   Kadant, Inc.+ .....................         4,437
      2,300   Kennametal, Inc. ..................        92,621
      3,200   Minnesota Mining and
               Manufacturing Company ............       378,272
      1,800   Pentair, Inc. .....................        65,718
        700   SPX Corporation+ ..................        95,830
      2,000   Tyco International Ltd. ...........       117,800
      2,000   York International Corporation ....        76,260
                                                    -----------
                                                      2,317,512
                                                    -----------
   METALS/MINING -- 0.2%
      5,100   Century Aluminum Company ..........        68,136
      1,300   Phelps Dodge Corporation ..........        42,120
                                                    -----------
                                                        110,256
                                                    -----------
   MUTUAL FUNDS -- 3.5%
     17,200   Vanguard Total Stock Market VIPERs      1,812,708
                                                    -----------
   OIL AND GAS -- 5.0%
        900   BJ Services Company+ ..............        29,205
      7,210   ChevronTexaco Corporation .........       646,088
     18,600   Conoco, Inc. ......................       526,380
      9,200   Exxon Mobil Corporation ...........       361,560
      2,100   Nabors Industries, Inc.+ ..........        72,093
        600   Patterson-UTI Energy, Inc.+ .......        13,986
      8,660   Phillips Petroleum Company ........       521,852
      5,200   Praxair, Inc. .....................       287,300
        800   Smith International, Inc.+ ........        42,896
        800   W-H Energy Services, Inc.+ ........        15,240
      2,200   Weatherford International, Inc.+ ..        81,972
                                                    -----------
                                                      2,598,572
                                                    -----------
   PAPER AND FOREST PRODUCTS -- 0.6%
      1,400   Boise Cascade Corporation .........        47,614
      1,300   Bowater, Inc. .....................        62,010
      1,452   Georgia-Pacific Corporation .......        40,090
      3,400   International Paper Company .......       137,190
      1,100   Smurfit-Stone Container Corporation+       17,567
                                                    -----------
                                                        304,471
                                                    -----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                         ASSET ALLOCATION GROWTH SERIES

                                DECEMBER 31, 2001
                                                       VALUE
    SHARES                                           (NOTE 1)
 ------------                                        ---------
COMMON STOCKS -- (CONTINUED)
   PHARMACEUTICALS -- 6.9%
      1,700   Abbott Laboratories ...............   $    94,775
        800   Allergan, Inc. ....................        60,040
      9,000   American Home Products Corporation        552,240
      4,000   Amgen, Inc.+ ......................       225,760
        200   Applera Corporation-Celera
               Genomics Group+ ..................         5,338
     10,700   Bristol-Myers Squibb Company ......       545,700
      5,127   Cardinal Health, Inc. .............       331,512
        200   Cephalon, Inc.+ ...................        15,117
      1,000   COR Therapeutics, Inc.+ ...........        23,930
        200   Enzon, Inc.+ ......................        11,256
      1,500   Forest Laboratories, Inc.+ ........       122,925
        600   Gilead Sciences, Inc.+ ............        39,432
        200   Human Genome Sciences, Inc.+ ......         6,744
      1,300   IDEC Pharmaceuticals Corporation+ .        89,609
        800   Medarex, Inc.+ ....................        14,368
      1,300   MedImmune, Inc.+ ..................        60,255
        600   Merck & Company, Inc. .............        35,280
      1,000   Millennium Pharmaceuticals, Inc.+ .        24,510
      1,400   Mylan Laboratories, Inc. ..........        52,500
     23,000   Pfizer, Inc. ......................       916,550
      1,200   Pharmacia Corporation .............        51,180
        500   Priority Healthcare Corporation, Class B+  17,595
        800   Protein Design Labs, Inc.+ ........        26,344
      6,000   Schering-Plough Corporation .......       214,860
        300   Sepracor, Inc.+ ...................        17,118
        400   Syncor International Corporation+ .        11,456
      1,000   Vertex Pharmaceuticals, Inc.+ .....        24,590
                                                    -----------
                                                      3,590,984
                                                    -----------
   PRINTING/PUBLISHING -- 0.2%
      3,100   Playboy Enterprises, Inc., Class B+        52,359
      1,100   Tribune Company ...................        41,173
                                                    -----------
                                                         93,532
                                                    -----------
   REAL ESTATE INVESTMENT TRUSTS -- 0.5%
      2,700   Apartment Investment & Management
               Company, Class A .................       123,471
      5,100   Equity Residential Properties Trust       146,421
                                                    -----------
                                                        269,892
                                                    -----------
   RESTAURANTS -- 0.6%
        600   CEC Entertainment, Inc.+ ..........        26,034
      3,020   Jack in the Box, Inc.+ ............        83,171
      5,800   McDonald's Corporation ............       153,526
      1,200   P.F. Chang's China Bistro, Inc.+ ..        56,760
                                                    -----------
                                                        319,491
                                                    -----------
   RETAIL -- 3.0%
        900   Abercrombie & Fitch Company, Class A+      23,877
      1,300   American Eagle Outfitters, Inc.+ ..        34,021
        100   AnnTaylor Stores Corporation+ .....         3,500
      1,900   Bed Bath & Beyond, Inc.+ ..........        64,410
        900   Best Buy Company, Inc.+ ...........        67,032
      4,000   Big Lots, Inc.+ ...................        41,600
        200   BJ's Wholesale Club, Inc.+ ........         8,820
        400   Borders Group, Inc.+ ..............         7,936
        700   CDW Computer Centers, Inc.+ .......        37,597
        300   Chico's FAS, Inc.+ ................        11,910
      1,100   Costco Wholesale Corporation+ .....        48,818
      1,700   Dillard's, Inc., Class A ..........        27,200
        700   Duane Reade, Inc.+ ................        21,245
      6,300   The Home Depot, Inc. ..............       321,363
        600   Insight Enterprises, Inc.+ ........        14,760

                                                       VALUE
    SHARES                                           (NOTE 1)
 ------------                                        ---------
   RETAIL -- (CONTINUED)
        700   J. Jill Group, Inc.+ ..............   $    15,071
     16,700   Kmart Corporation+ ................        91,182
        600   Linens 'n Things, Inc.+ ...........        15,300
      2,300   Lowe's Companies, Inc. ............       106,743
      2,600   Pacific Sunwear of California, Inc.+       53,092
      1,900   Pier 1 Imports, Inc. ..............        32,946
      5,400   Rite Aid Corporation+ .............        27,324
      1,100   Tech Data Corporation+ ............        47,608
        300   Ultimate Electronics, Inc.+ .......         9,000
      7,100   Wal-Mart Stores, Inc. .............       408,605
                                                    -----------
                                                      1,540,960
                                                    -----------
   SEMICONDUCTORS -- 2.9%
      2,900   Advanced Micro Devices, Inc.+ .....        45,994
     12,200   Agere Systems, Inc., Class A+ .....        69,418
      1,700   Analog Devices, Inc.+ .............        75,463
        200   Applied Materials, Inc.+ ..........         8,020
        400   Applied Micro Circuits Corporation+         4,528
        800   Atmel Corporation+ ................         6,336
      1,500   Fairchild Semiconductor Corporation,
               Class A+ .........................        42,300
        500   Integrated Device Technology, Inc.+        13,295
     20,200   Intel Corporation .................       635,290
      1,000   Intersil Corporation, Class A+ ....        32,250
      1,100   KLA-Tencor Corporation+ ...........        54,516
      2,000   Lam Research Corporation+ .........        46,440
      2,400   LSI Logic Corporation+ ............        37,872
        900   Marvell Technology Group Ltd.+ ....        32,238
      2,100   Micron Technology, Inc.+ ..........        65,100
      1,400   National Semiconductor Corporation+        43,106
      2,200   NVIDIA Corporation+ ...............       147,180
        200   QLogic Corporation+ ...............         8,902
        700   Semtech Corporation+ ..............        24,983
      1,500   Silicon Laboratories, Inc.+ .......        50,565
        400   Teradyne, Inc.+ ...................        12,056
        800   Xilinx, Inc.+ .....................        31,240
                                                    -----------
                                                      1,487,092
                                                    -----------
   SERVICES -- 0.7%
        300   Arbitron, Inc.+ ...................        10,245
      1,500   Automatic Data Processing, Inc. ...        88,350
      1,800   BEA Systems, Inc.+ ................        27,738
      1,600   Cendant Corporation+ ..............        31,376
        700   Cross Country, Inc.+ ..............        18,550
      2,200   eFunds Corporation+ ...............        30,250
      3,300   Fluor Corporation .................       123,420
        800   Manpower, Inc. ....................        26,968
        200   Sabre Holdings Corporation+ .......         8,470
                                                    -----------
                                                        365,367
                                                    -----------
   TELECOMMUNICATIONS -- 5.2%
      2,400   ALLTEL Corporation ................       148,152
     18,000   AT&T Corporation ..................       326,520
     15,600   BellSouth Corporation .............       595,140
      1,400   CIENA Corporation+ ................        20,034
     10,300   Citizens Communications Company+ ..       109,798
        300   CommScope, Inc.+ ..................         6,381
      3,900   Comverse Technology, Inc.+ ........        87,243
        700   EchoStar Communications Corporation,
               Class A+ .........................        19,229
      5,700   Enterasys Networks, Inc.+ .........        50,445
      2,200   Finisar Corporation+ ..............        22,374
      2,100   General Motors Corporation, Class H+       32,445
      4,100   JDS Uniphase Corporation+ .........        35,793
        800   Lucent Technologies, Inc. .........         5,032

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
--------------------------------------------------------------------------------
                                  THE GCG TRUST
                         ASSET ALLOCATION GROWTH SERIES

                                DECEMBER 31, 2001
                                                       VALUE
    SHARES                                           (NOTE 1)
 ------------                                        ---------
COMMON STOCKS -- (CONTINUED)
   TELECOMMUNICATIONS -- (CONTINUED)
      4,200   Motorola, Inc. ....................   $    63,084
      1,900   Nextel Partners, Inc., Class A+ ...        22,800
     10,800   Qwest Communications International, Inc.  152,604
      2,400   SBA Communications Corporation+ ...        31,248
      9,900   SBC Communications, Inc. ..........       387,783
      6,300   Spectrasite Holdings, Inc.+ .......        22,617
        500   TeleCorp PCS, Inc., Class A+ ......         6,235
      2,500   Tellium, Inc.+ ....................        15,575
      1,900   Triton PCS Holdings, Inc., Class A+        55,765
     10,000   Verizon Communications, Inc. ......       474,600
                                                    -----------
                                                      2,690,897
                                                    -----------
   TRANSPORTATION -- 0.7%
        100   C.H. Robinson Worldwide, Inc. .....         2,891
        900   Expeditors International of
               Washington, Inc. .................        51,255
      1,350   Genesee & Wyoming, Inc., Class A+ .        44,078
      1,200   Landstar System, Inc.+ ............        87,012
      3,500   Union Pacific Corporation .........       199,500
                                                    -----------
                                                        384,736
                                                    -----------
   UTILITIES -- 0.5%
      8,800   The AES Corporation+ ..............       143,880
        400   Covanta Energy Corporation+ .......         1,808
        300   Kinder Morgan, Inc. ...............        16,707
      1,000   SCANA Corporation .................        27,830
      1,800   The Southern Company ..............        45,630
                                                    -----------
                                                        235,855
                                                    -----------
   WASTE MANAGEMENT -- 0.1%
      1,200   Allied Waste Industries, Inc.+ ....        16,872
      2,400   Republic Services, Inc.+ ..........        47,928
                                                    -----------
                                                         64,800
                                                    -----------
              Total Common Stocks
               (Cost $35,294,960) ...............    35,156,218
                                                    -----------
MONEY MARKET FUND -- 0.4%
    212,010   Fidelity Money Market Central Fund
               (Cost $212,010) ..................       212,010
                                                    -----------


   PRINCIPAL                                           VALUE
    AMOUNT                                           (NOTE 1)
 ------------                                        --------
U.S. TREASURY NOTES AND BONDS -- 22.1%
  $ 850,000   4.750% due 01/31/2003 .............   $   873,873
  3,190,000   5.750% due 11/15/2005 .............     3,371,058
  1,429,000   6.125% due 08/15/2007 .............     1,537,963
  1,440,000   6.500% due 10/15/2006 .............     1,568,758
    940,000   8.875% due 08/15/2017 .............     1,248,144
  1,741,000   10.375% due 11/15/2012 ............     2,234,058
    402,000   11.250% due 02/15/2015 ............       615,453
                                                    -----------
              Total U.S. Treasury Notes and Bonds
               (Cost $11,419,399) ...............    11,449,307
                                                    -----------
TOTAL INVESTMENTS (COST $46,926,369*) ...   90.5%    46,817,535
OTHER ASSETS AND LIABILITIES  (NET) .....    9.5      4,905,737
                                           -----    -----------
NET ASSETS ..............................  100.0%   $51,723,272
                                           =====    ===========
 ------------------------------
*   Aggregate cost for Federal tax purposes is $46,936,886.
+   Non-income producing security.

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                  ADR --  American Depository Receipt
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
                                  THE GCG TRUST
                              EQUITY INCOME SERIES

                                DECEMBER 31, 2001
                                                       VALUE
    SHARES                                           (NOTE 1)
 ------------                                        ---------
COMMON STOCKS -- 96.9%
   AEROSPACE/DEFENSE -- 3.0%
    142,000   Lockheed Martin Corporation .......   $ 6,627,140
     76,600   Raytheon Company ..................     2,487,202
    180,500   Rockwell Collins, Inc. ............     3,519,750
                                                    -----------
                                                     12,634,092
                                                    -----------
   AUTOMOTIVE -- 1.7%
    106,000   Ford Motor Company ................     1,666,320
    119,000   Genuine Parts Company .............     4,367,300
     30,500   TRW, Inc. .........................     1,129,720
                                                    -----------
                                                      7,163,340
                                                    -----------
   BANKS -- 8.3%
     60,900   Bank of America Corporation .......     3,833,655
    158,200   Bank One Corporation ..............     6,177,710
    176,661   FleetBoston Financial Corporation .     6,448,127
    120,820   J.P. Morgan Chase & Company .......     4,391,807
    162,900   Mellon Financial Corporation ......     6,128,298
     72,400   Mercantile Bankshares Corporation .     3,116,096
     84,900   National City Corporation .........     2,482,476
     69,700   Wells Fargo & Company .............     3,028,465
                                                    -----------
                                                     35,606,634
                                                    -----------
   BROADCAST, RADIO AND TELEVISION -- 0.3%
     21,200   The McGraw-Hill Companies, Inc. ...     1,292,776
                                                    -----------
   CHEMICALS -- 2.8%
     82,300   The Dow Chemical Company ..........     2,780,094
    116,600   du Pont (E.I.) de Nemours & Company     4,956,666
    104,900   Great Lakes Chemical Corporation ..     2,546,972
    162,000   Hercules, Inc.+ ...................     1,620,000
                                                    -----------
                                                     11,903,732
                                                    -----------
   COMPUTER INDUSTRY -- 1.8%
    190,100   Compaq Computer Corporation .......     1,855,376
    100,000   Hewlett-Packard Company ...........     2,054,000
     42,300   Microsoft Corporation+ ............     2,802,375
     83,900   Unisys Corporation+ ...............     1,052,106
                                                    -----------
                                                      7,763,857
                                                    -----------
   CONSUMER PRODUCTS -- 9.7%
     41,800   The Black & Decker Corporation ....     1,577,114
     86,100   The Clorox Company ................     3,405,255
    110,500   Eastman Kodak Company .............     3,252,015
    111,100   Fortune Brands, Inc. ..............     4,398,449
    141,700   The Gillette Company ..............     4,732,780
    196,600   Hasbro, Inc. ......................     3,190,818
    125,100   International Flavors & Fragrances,
               Inc. .............................     3,716,721
     45,100   Kimberly-Clark Corporation ........     2,696,980
     59,500   Philip Morris Companies, Inc. .....     2,728,075
     54,700   The Procter & Gamble Company ......     4,328,411
     40,100   The Stanley Works .................     1,867,457
    151,100   UST, Inc. .........................     5,288,500
                                                    -----------
                                                     41,182,575
                                                    -----------
   ELECTRONICS -- 1.2%
    105,900   Hubbell, Inc., Class B ............     3,111,342
    118,800   Rockwell International Corporation      2,121,768
                                                    -----------
                                                      5,233,110
                                                    -----------

                                                       VALUE
    SHARES                                           (NOTE 1)
 ------------                                        ---------
   FINANCIAL SERVICES -- 4.6%
    130,500   American Express Company ..........   $ 4,657,545
    105,866   Citigroup, Inc. ...................     5,344,116
     55,000   Fannie Mae ........................     4,372,500
     80,900   Moody's Corporation ...............     3,224,674
     54,600   The New Dun & Bradstreet Corporation+   1,927,380
                                                    -----------
                                                     19,526,215
                                                    -----------
   FOOD AND BEVERAGES -- 4.0%
     61,300   Brown-Forman Corporation, Class B .     3,837,380
    114,800   Campbell Soup Company .............     3,429,076
     64,500   General Mills, Inc. ...............     3,354,645
     58,800   Hershey Foods Corporation .........     3,980,760
     25,400   Kellogg Company ...................       764,540
     38,700   McCormick & Company, Inc. .........     1,624,239
                                                    -----------
                                                     16,990,640
                                                    -----------
   HEALTH CARE -- 0.6%
     76,700   Becton, Dickinson & Company .......     2,542,605
                                                    -----------
   HOTELS/RESORTS -- 1.8%
    241,700   Hilton Hotels Corporation .........     2,639,364
    164,600   Starwood Hotels & Resorts Worldwide,
               Inc. .............................     4,913,310
                                                    -----------
                                                      7,552,674
                                                    -----------
   INSURANCE -- 5.8%
     55,280   American International Group, Inc.      4,389,232
     71,200   Aon Corporation ...................     2,529,024
     68,900   The Chubb Corporation .............     4,754,100
     51,700   Lincoln National Corporation ......     2,511,069
     21,300   Prudential Financial, Inc.+ .......       706,947
    122,900   SAFECO Corporation ................     3,828,335
     40,000   The St. Paul Companies, Inc. ......     1,758,800
    165,300   UnumProvident Corporation .........     4,382,103
                                                    -----------
                                                     24,859,610
                                                    -----------
   LEISURE AND ENTERTAINMENT -- 1.3%
    271,200   The Walt Disney Company ...........     5,619,264
                                                    -----------
   MANUFACTURING -- 6.9%
     27,500   Armstrong Holdings, Inc.+ .........        93,775
     82,700   Cooper Industries, Inc. ...........     2,887,884
     34,900   Eaton Corporation .................     2,596,909
    107,900   General Electric Company ..........     4,324,632
    232,100   Honeywell International, Inc. .....     7,849,622
     51,000   Minnesota Mining and
               Manufacturing Company ............     6,028,710
    180,300   Pall Corporation ..................     4,338,018
     33,400   Textron, Inc. .....................     1,384,764
                                                    -----------
                                                     29,504,314
                                                    -----------
   METALS/MINING -- 0.3%
     38,500   Inco Ltd.+ ........................       652,190
     19,300   Phelps Dodge Corporation ..........       625,320
                                                    -----------
                                                      1,277,510
                                                    -----------
   OIL AND GAS -- 10.8%
     71,900   Amerada Hess Corporation ..........     4,493,750
     44,200   Baker Hughes, Inc. ................     1,611,974
    161,324   BP Amoco Plc, ADR .................     7,503,179
    125,295   ChevronTexaco Corporation .........    11,227,685
    245,124   Exxon Mobil Corporation ...........     9,633,373
     89,700   Royal Dutch Petroleum Company,
               NY Shares ........................     4,397,094
    136,500   Unocal Corporation ................     4,923,555
     77,600   USX-Marathon Group ................     2,328,000
                                                    -----------
                                                     46,118,610
                                                    -----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                              EQUITY INCOME SERIES

                                DECEMBER 31, 2001
                                                       VALUE
    SHARES                                           (NOTE 1)
 ------------                                        ---------
COMMON STOCKS -- (CONTINUED)
   PAPER AND FOREST PRODUCTS -- 1.7%
    150,993   International Paper Company .......   $ 6,092,567
     42,900   The Mead Corporation ..............     1,325,181
                                                    -----------
                                                      7,417,748
                                                    -----------
   PHARMACEUTICALS -- 5.5%
     66,300   Abbott Laboratories ...............     3,696,225
    109,400   American Home Products Corporation      6,712,784
     92,600   Bristol-Myers Squibb Company ......     4,722,600
     83,900   Merck & Company, Inc. .............     4,933,320
     94,500   Schering-Plough Corporation .......     3,384,045
                                                    -----------
                                                     23,448,974
                                                    -----------
   PRINTING/PUBLISHING -- 3.3%
     92,800   Donnelley (R.R.) & Sons Company ...     2,755,232
     61,100   Dow Jones & Company, Inc. .........     3,344,003
     79,000   Knight-Ridder, Inc. ...............     5,129,470
    119,000   The Reader's Digest Association, Inc.,
               Class A ..........................     2,746,520
                                                    -----------
                                                     13,975,225
                                                    -----------
   REAL ESTATE INVESTMENT TRUSTS -- 1.5%
     94,100   The Rouse Company .................     2,756,189
    117,500   Simon Property Group, Inc. ........     3,446,275
                                                    -----------
                                                      6,202,464
                                                    -----------
   RESTAURANTS -- 0.9%
    139,700   McDonald's Corporation ............     3,697,859
                                                    -----------
   RETAIL -- 2.3%
     65,500   J.C. Penney Company, Inc. .........     1,761,950
    105,100   May Department Stores Company .....     3,886,598
    202,500   Toys "R" Us, Inc.+ ................     4,199,850
                                                    -----------
                                                      9,848,398
                                                    -----------
   SEMICONDUCTORS -- 1.1%
    277,600   Agere Systems, Inc., Class A+ .....     1,579,544
    116,800   Texas Instruments, Inc. ...........     3,270,400
                                                    -----------
                                                      4,849,944
                                                    -----------
   SERVICES -- 0.2%
     69,400   Xerox Corporation .................       723,148
                                                    -----------
   TELECOMMUNICATIONS -- 8.4%
     88,100   ALLTEL Corporation ................     5,438,413
    174,900   AT&T Corporation ..................     3,172,686
     96,000   BellSouth Corporation .............     3,662,400
    124,200   Corning, Inc. .....................     1,107,864
    211,600   Lucent Technologies, Inc. .........     1,330,964
    189,500   Motorola, Inc. ....................     2,846,290
    251,800   Qwest Communications International,
               Inc. .............................     3,557,934
    140,400   SBC Communications, Inc. ..........     5,499,468
    142,200   Sprint Corporation ................     2,855,376
    131,050   Verizon Communications, Inc. ......     6,219,633
                                                    -----------
                                                     35,691,028
                                                    -----------
   TRANSPORTATION -- 2.5%
    182,200   Norfolk Southern Corporation ......     3,339,726
    131,600   Union Pacific Corporation .........     7,501,200
                                                    -----------
                                                     10,840,926
                                                    -----------

                                                       VALUE
    SHARES                                           (NOTE 1)
 ------------                                        ---------
   UTILITIES -- 3.2%
    159,700   Constellation Energy Group, Inc. ..   $ 4,240,035
     47,700   Duke Energy Corporation ...........     1,872,702
     55,637   Exelon Corporation ................     2,663,900
     74,900   FirstEnergy Corporation ...........     2,620,002
     83,800   Niagara Mohawk Holdings, Inc.+ ....     1,485,774
     40,100   NiSource, Inc. ....................       924,706
                                                    -----------
                                                     13,807,119
                                                    -----------
   WASTE MANAGEMENT -- 1.4%
    194,200   Waste Management, Inc. ............     6,196,922
                                                    -----------
              Total Common Stocks
               (Cost $409,313,602) ..............   413,471,313
                                                    -----------
PREFERRED STOCKS -- 0.0%#
        210   Lucent Technologies, Inc.+
               (Cost $210,000) ..................       230,960
                                                    -----------

TOTAL INVESTMENTS (COST $409,523,602*) ..   96.9%   413,702,273
OTHER ASSETS AND LIABILITIES (NET) ......    3.1     13,023,987
                                           -----    -----------
NET ASSETS ..............................  100.0%   $426,726,260
                                           =====    ===========
 ------------------------------
* Aggregate cost for Federal tax purposes is $417,225,496.
+ Non-income producing security.
# Amount is less than 0.1%.

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                 ADR --  American Depository Receipt
--------------------------------------------------------------------------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                                 ALL CAP SERIES

                                DECEMBER 31, 2001

                                                       VALUE
    SHARES                                           (NOTE 1)
 ------------                                        ---------
COMMON STOCKS -- 81.7%
   AEROSPACE/DEFENSE -- 1.6%
     74,100   United Technologies Corporation ...   $ 4,789,083
                                                    -----------
   BANKS -- 4.7%
    122,200   The Bank of New York Company, Inc.      4,985,760
    157,200   FleetBoston Financial Corporation .     5,737,800
     87,700   Mercantile Bankshares Corporation .     3,774,608
                                                    -----------
                                                     14,498,168
                                                    -----------
   BROADCAST, RADIO AND TELEVISION -- 2.1%
    248,300   Liberty Media Corporation, Class A+     3,476,200
    170,800   Sinclair Broadcast Group, Inc.,
               Class A+ .........................     1,615,768
    300,400   UnitedGlobalCom, Inc., Class A+ ...     1,502,000
                                                    -----------
                                                      6,593,968
                                                    -----------
   CHEMICALS -- 2.6%
     60,700   OM Group, Inc. ....................     4,017,733
    398,500   PolyOne Corporation ...............     3,905,300
                                                    -----------
                                                      7,923,033
                                                    -----------
   COMPUTER INDUSTRY -- 6.9%
  1,098,200   3Com Corporation+ .................     7,006,516
    186,400   Dell Computer Corporation+ ........     5,066,352
    897,800   Genuity, Inc.+ ....................     1,418,524
    599,900   Redback Networks, Inc.+ ...........     2,369,605
    365,500   Sun Microsystems, Inc.+ ...........     4,510,270
    164,000   Visual Networks, Inc.+ ............       757,680
                                                    -----------
                                                     21,128,947
                                                    -----------
   FINANCIAL SERVICES -- 2.5%
    236,700   Washington Mutual, Inc. ...........     7,740,090
                                                    -----------
   FOOD AND BEVERAGES -- 5.6%
    193,400   ConAgra Foods, Inc. ...............     4,597,118
    220,000   Hormel Foods Corporation ..........     5,911,400
    281,300   The Pepsi Bottling Group, Inc. ....     6,610,550
                                                    -----------
                                                     17,119,068
                                                    -----------
   HEALTH CARE -- 8.3%
    100,500   Amersham Plc, ADR .................     4,804,905
     98,600   Baxter International, Inc. ........     5,287,918
    290,200   HCA, Inc. .........................    11,184,308
     98,000   Universal Health Services, Inc.,
               Class B ..........................     4,192,440
                                                    -----------
                                                     25,469,571
                                                    -----------
   HOTELS/RESORTS -- 0.2%
     24,000   MGM Mirage, Inc.+ .................       692,880
                                                    -----------
   INSURANCE -- 8.6%
    133,000   American International Group, Inc.     10,560,200
         58   Berkshire Hathaway, Inc., Class A+      4,384,800
     74,000   PartnerRe Ltd. ....................     3,996,000
     24,500   Prudential Financial, Inc.+ .......       813,155
     72,500   XL Capital Ltd., Class A ..........     6,623,600
                                                    -----------
                                                     26,377,755
                                                    -----------
   MANUFACTURING -- 3.4%
    510,100   AK Steel Holding Corporation ......     5,804,938
    133,800   Alcoa, Inc. .......................     4,756,590
                                                    -----------
                                                     10,561,528
                                                    -----------
   OIL AND GAS -- 3.1%
     74,000   Seacor Smit, Inc.+ ................     3,433,600
    100,700   Suncor Energy, Inc. ...............     3,317,058
    203,200   Tesoro Petroleum Corporation+ .....     2,663,952
                                                    -----------
                                                      9,414,610
                                                    -----------

                                                       VALUE
    SHARES                                           (NOTE 1)
 ------------                                        ---------
   PHARMACEUTICALS -- 6.6%
    352,800   Ligand Pharmaceuticals, Inc.,
               Class B+ .........................   $ 6,315,120
    159,100   Medarex, Inc.+ ....................     2,857,436
    300,300   Novartis AG, ADR ..................    10,960,950
                                                    -----------
                                                     20,133,506
                                                    -----------
   RESTAURANTS -- 0.6%
     59,000   Wendy's International, Inc. .......     1,721,030
                                                    -----------
   RETAIL -- 13.9%
    183,600   Costco Wholesale Corporation+ .....     8,148,168
    195,500   Federated Department Stores, Inc.+      7,995,950
    244,800   The Kroger Company+ ...............     5,108,976
     31,500   The Neiman Marcus Group, Inc., Class A+   978,705
    117,200   Pathmark Stores, Inc.+ ............     2,890,152
    325,100   Safeway, Inc.+ ....................    13,572,925
    210,700   Staples, Inc.+ ....................     3,940,090
                                                    -----------
                                                     42,634,966
                                                    -----------
   SERVICES -- 1.8%
     30,500   ARAMARK Corporation, Class B+ .....       820,450
    499,400   i2 Technologies, Inc.+ ............     3,945,260
     46,200   Paradigm Geophysical Ltd. .........       202,818
    428,900   Viant Corporation+ ................       716,263
                                                    -----------
                                                      5,684,791
                                                    -----------
   TELECOMMUNICATIONS -- 9.2%
    367,800   AT&T Corporation ..................     6,671,892
    247,129   AT&T Wireless Services, Inc.+ .....     3,551,244
    242,600   Comverse Technology, Inc.+ ........     5,426,962
    331,000   Dobson Communications Corporation,
               Class A+ .........................     2,826,740
    217,700   General Motors Corporation, Class H+    3,363,465
    173,200   Latitude Communications, Inc.+ ....       458,980
    232,900   NTL, Inc.+ ........................       218,926
    123,100   Verizon Communications, Inc. ......     5,842,326
                                                    -----------
                                                     28,360,535
                                                    -----------
              Total Common Stocks
               (Cost $241,063,502) ..............   250,843,529
                                                    -----------
PREFERRED STOCKS -- 1.9%
   BROADCAST, RADIO AND TELEVISION -- 1.9%
    207,600   The News Corporation Ltd., ADR ....     5,493,096
     43,600   UnitedGlobalCom, Inc. .............       283,400
                                                    -----------
                                                      5,776,496
                                                    -----------
              Total Preferred Stocks
               (Cost $7,212,329) ................     5,776,496
                                                    -----------
   PRINCIPAL
    AMOUNT
 ------------
CORPORATE BONDS AND NOTES -- 1.9%
   BROADCAST, RADIO AND TELEVISION -- 1.2%
$ 7,830,000   United Pan-Europe Communication Corporation,
               25.451%(a) due 08/01/2009 {STEP} .       665,550
 10,250,000   UnitedGlobalCom, Inc.,
               21.741%(a) due 02/15/2008 {STEP} .     3,023,750
                                                    -----------
                                                      3,689,300
                                                    -----------
   OIL AND GAS -- 0.2%
  3,320,000   Friede Goldman Halter,
               4.500% due 09/15/2004(b) .........       713,800
                                                    -----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                                 ALL CAP SERIES

                                DECEMBER 31, 2001
   PRINCIPAL                                           VALUE
    AMOUNT                                           (NOTE 1)
 ------------                                        --------
CORPORATE BONDS AND NOTES -- (CONTINUED)
   TELECOMMUNICATIONS -- 0.5%
              XO Communications, Inc.:
 $4,410,000    9.000% due 03/15/2008 (b) ........   $   551,250
  1,625,000    10.500% due 12/01/2009 (b) .......       195,000
  2,055,000    10.750% due 06/01/2009 (b) .......       267,150
  1,190,000    12.500% due 04/15/2006 (b) .......       148,750
  1,100,000   NTL, Inc.,
               10.000% due 02/15/2007 ...........       379,500
                                                    -----------
                                                      1,541,650
                                                    -----------
              Total Corporate Bonds and Notes
               (Cost $9,692,966) ................     5,944,750
                                                    -----------
CONVERTIBLE BONDS -- 1.6%
   COMPUTER INDUSTRY -- 0.9%
  3,200,000   DoubleClick, Inc.,
               4.750% due 03/15/2006 ............     2,572,000
                                                    -----------
   TELECOMMUNICATIONS -- 0.7%
  4,440,000   NTL (Delaware), Inc.,
               5.750% due 12/15/2009 ............       499,500
              NTL Communications Corporation:
  1,420,000    6.750% due 05/15/2008 ............       472,150
  2,865,000    6.750% due 05/15/2008** ..........       952,612
  1,750,000    7.000% due 12/15/2008 ............       172,812
              XO Communications, Inc.:
  2,255,000    5.750% due 01/15/2009(b) .........        33,826
  6,920,000    5.750% due 01/15/2009**(b) .......       103,800
                                                    -----------
                                                      2,234,700
                                                    -----------
              Total Convertible Bonds
               (Cost $7,792,697) ................     4,806,700
                                                    -----------

NUMBER OF                       EXPIRATION STRIKE        VALUE
CONTRACTS                         DATE     PRICE       (NOTE 1)
---------                       ---------- -----       --------
PUT STOCK OPTIONS PURCHASED -- 0.1%
   (Cost $119,691)
    117      S&P 500           01/19/2002  $500.00  $   163,800
                                                    -----------
   PRINCIPAL
    AMOUNT
 ------------
REPURCHASE AGREEMENT -- 15.6%
   (Cost $48,043,000)
$48,043,000   Agreement with J.P. Morgan Chase & Company,
               1.50% dated 12/31/2001 to be repurchased at
               $48,047,004 on 1/2/2002, collateralized by
               $43,225,000 U.S. Treasury Bonds, 6.625% due
               02/15/2027 (market value
               $49,006,344) .....................    48,043,000
                                                   ------------
TOTAL INVESTMENTS (COST $313,924,185*) ..  102.8%   315,578,275
OTHER ASSETS AND LIABILITIES (NET) ......   (2.8)    (8,548,292)
                                           -----   ------------
NET ASSETS ..............................  100.0%  $307,029,983
                                           =====   ============
------------------------------
*   Aggregate cost for Federal tax purposes is $317,092,148.
** Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
+   Non-income producing security.
(a) The rate shown is the effective yield at date of purchase.
(b) Security is in default. Represents 0.66% of net assets.

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                 ADR --  American Depository Receipt
                 STEP--  Stepped Coupon Bond
--------------------------------------------------------------------------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                            GROWTH AND INCOME SERIES

                                DECEMBER 31, 2001
                                                       VALUE
    SHARES                                           (NOTE 1)
 ------------                                        ---------
COMMON STOCKS -- 74.7%
   AUTOMOTIVE -- 1.6%
     12,245   Bayerische Motoren Werke (BMW) AG .   $   431,200
     66,685   Delphi Automotive Systems Corporation     910,917
      3,290   Harley-Davidson, Inc. .............       178,680
                                                    -----------
                                                      1,520,797
                                                    -----------
   BANKS -- 3.6%
      6,695   Bank of America Corporation .......       421,450
     36,530   J.P. Morgan Chase & Company .......     1,327,865
     75,830   U.S. Bancorp ......................     1,587,122
                                                    -----------
                                                      3,336,437
                                                    -----------
   BROADCAST, RADIO AND TELEVISION -- 10.2%
     15,747   AOL Time Warner, Inc.+ ............       505,479
      9,155   Clear Channel Communications, Inc.+       466,081
     63,975   Comcast Corporation, Special Class A+   2,303,100
     31,595   Cox Communications, Inc., Class A+      1,324,146
    175,495   Liberty Media Corporation, Class A+     2,456,930
     18,665   USA Networks, Inc.+ ...............       509,741
     43,333   Viacom, Inc., Class B+ ............     1,913,152
                                                    -----------
                                                      9,478,629
                                                    -----------
   CHEMICALS -- 2.0%
     33,865   du Pont (E.I.) de Nemours & Company     1,439,601
     26,850   Solutia, Inc. .....................       376,437
                                                    -----------
                                                      1,816,038
                                                    -----------
   COMPUTER INDUSTRY -- 4.5%
     45,615   Apple Computer, Inc.+ .............       998,968
     37,310   Ceridian Corporation+ .............       699,562
      1,360   Electronic Arts, Inc.+ ............        81,532
     31,795   Microsoft Corporation+ ............     2,107,055
      8,350   VeriSign, Inc.+ ...................       317,634
                                                    -----------
                                                      4,204,751
                                                    -----------
   CONSUMER PRODUCTS -- 1.0%
     11,865   The Procter & Gamble Company ......       938,877
                                                    -----------
   FINANCIAL SERVICES -- 8.7%
     40,095   The Charles Schwab Corporation ....       620,270
     79,534   Citigroup, Inc. ...................     4,014,876
      8,585   The Goldman Sachs Group, Inc. .....       796,259
     23,565   Household International, Inc. .....     1,365,356
     13,320   Merrill Lynch & Company, Inc. .....       694,238
     17,570   Paychex, Inc. .....................       615,653
                                                    -----------
                                                      8,106,652
                                                    -----------
   FOOD AND BEVERAGES -- 4.1%
     27,230   Anheuser-Busch Companies, Inc. ....     1,231,068
     52,115   Coca-Cola Enterprises, Inc. .......       987,058
     33,475   PepsiCo, Inc. .....................     1,629,898
                                                    -----------
                                                      3,848,024
                                                    -----------
   HEALTH CARE -- 1.4%
     25,600   Medtronic, Inc. ...................     1,310,976
                                                    -----------
   HOTELS/RESORTS -- 1.0%
     14,053   Fairmont Hotels & Resorts, Inc.+ ..       335,867
     69,315   Park Place Entertainment Corporation+     635,619
                                                    -----------
                                                        971,486
                                                    -----------
   INSURANCE -- 11.7%
     38,603   American International Group, Inc.      3,065,078
     18,195   Aon Corporation ...................       646,286
     22,810   Assicurazioni Generali S.p.A. .....       633,656
        445   Berkshire Hathaway, Inc., Class B+      1,123,625
      6,010   CIGNA Corporation .................       556,826
     20,975   John Hancock Financial Services, Inc.     866,268

                                                       VALUE
    SHARES                                           (NOTE 1)
 ------------                                        ---------
   INSURANCE -- (CONTINUED)
     15,215   Marsh & McLennan Companies, Inc. ..   $ 1,634,852
     10,450   MGIC Investment Corporation .......       644,974
     12,460   PartnerRe Ltd. ....................       672,840
      8,375   The Principal Financial Group, Inc.+      201,000
     21,275   Prudential Financial, Inc.+ .......       706,117
      5,340   Willis Group Holdings Ltd.+ .......       125,757
                                                    -----------
                                                     10,877,279
                                                    -----------
   LEISURE AND ENTERTAINMENT -- 0.5%
     22,515   The Walt Disney Company ...........       466,511
                                                    -----------
   MANUFACTURING -- 6.0%
     49,610   General Electric Company ..........     1,988,369
     43,635   Honeywell International, Inc. .....     1,475,736
      5,240   Minnesota Mining and Manufacturing
               Company ..........................       619,420
     25,330   Tyco International Ltd. ...........     1,491,937
                                                    -----------
                                                      5,575,462
                                                    -----------
   OIL AND GAS -- 4.8%
     16,330   Burlington Resources, Inc. ........       613,028
     20,160   Conoco, Inc. ......................       570,528
      5,436   El Paso Corporation ...............       242,500
     59,200   Exxon Mobil Corporation ...........     2,326,560
     29,203   PanCanadian Energy Corporation ....       759,278
                                                    -----------
                                                      4,511,894
                                                    -----------
   PHARMACEUTICALS -- 5.1%
     13,025   Allergan, Inc. ....................       977,526
     24,320   American Home Products Corporation      1,492,275
     56,865   Pfizer, Inc. ......................     2,266,070
                                                    -----------
                                                      4,735,871
                                                    -----------
   PRINTING/PUBLISHING -- 0.5%
     13,340   Valassis Communications, Inc.+ ....       475,171
                                                    -----------
   RETAIL -- 1.0%
      8,645   The Kroger Company+ ...............       180,421
     42,945   Mattel, Inc. ......................       738,654
                                                    -----------
                                                        919,075
                                                    -----------
   SEMICONDUCTORS -- 2.5%
     36,830   Advanced Micro Devices, Inc.+ .....       584,124
     11,200   Linear Technology Corporation .....       437,248
     24,255   Maxim Integrated Products, Inc.+ ..     1,273,630
                                                    -----------
                                                      2,295,002
                                                    -----------
   SERVICES -- 1.1%
      2,740   Arbitron, Inc.+ ...................        93,571
     25,565   Fluor Corporation .................       956,131
                                                    -----------
                                                      1,049,702
                                                    -----------
   TELECOMMUNICATIONS -- 1.9%
     88,545   AT&T Wireless Services, Inc.+ .....     1,272,392
     13,970   Nokia Oyj, ADR ....................       342,684
     12,093   Telefonica S.A. ...................       161,833
                                                    -----------
                                                      1,776,909
                                                    -----------
   UTILITIES -- 1.5%
     21,310   Duke Energy Corporation ...........       836,631
      2,973   Fording, Inc. .....................        53,128
      8,920   Kinder Morgan, Inc. ...............       496,755
                                                    -----------
                                                      1,386,514
                                                    -----------
              Total Common Stocks
               (Cost $68,832,672) ...............    69,602,057
                                                    -----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                            GROWTH AND INCOME SERIES

                                DECEMBER 31, 2001
                                                       VALUE
    SHARES                                           (NOTE 1)
 ------------                                        ---------
COMMON STOCKS -- (CONTINUED)
PREFERRED STOCKS -- 1.1%
   AUTOMOTIVE -- 0.4%
      1,114   Porsche AG ........................   $   423,433
                                                    -----------
   UTILITIES -- 0.7%
     12,655   Reliant Energy, Convertible .......       651,606
                                                    -----------
              Total Preferred Stocks
               (Cost $1,147,902) ................     1,075,039
                                                    -----------
  PRINCIPAL
   AMOUNT
------------
CORPORATE BONDS -- 2.6%
   FINANCIAL SERVICES -- 1.1%
  $ 250,000   General Electric Capital Corporation,
               5.375% due 01/15/2003 ............       256,645
              Merrill Lynch & Company, Inc.:
    520,000    6.150% due 01/26/2006 ............       538,583
    230,000    6.800% due 11/03/2003 ............       242,561
                                                    -----------
                                                      1,037,789
                                                    -----------
   MANUFACTURING -- 0.1%
              Mattel, Inc.:
     15,000    6.000% due 07/15/2003 ............        14,845
     26,000    6.125% due 07/15/2005 ............        25,208
                                                    -----------
                                                         40,053
                                                    -----------
   RETAIL -- 1.0%
    900,000   Wal-Mart Stores, Inc.,
               4.375% due 08/01/2003 ............       915,995
                                                    -----------
   TELECOMMUNICATIONS -- 0.0%#
      5,000   CenturyTel, Inc.,
               8.375% due 10/15/2010 ............         5,289
                                                    -----------
   TRANSPORTATION -- 0.4%
    385,000   Canadian National Railway,
               6.625% due 04/15/2008 ............       393,220
                                                    ----------
              Total Corporate Bonds
               (Cost $2,343,939) ................     2,392,346
                                                    ----------
CONVERTIBLE BONDS -- 0.1%
   OIL AND GAS -- 0.0%#
     30,000   Devon Energy Corporation,
               3.802%(a) due 06/27/2020 .........        13,575
                                                    ----------
   TELECOMMUNICATIONS -- 0.1%
     65,000   American Tower Corporation,
               5.000% due 02/15/2010 ............        39,081
     10,000   NTL Communications Corporation,
               7.000% due 12/15/2008 ............           988
                                                    -----------
                                                         40,069
                                                    -----------
              Total Convertible Bonds
               (Cost $83,334) ...................        53,644
                                                    -----------

  PRINCIPAL                                           VALUE
   AMOUNT                                           (NOTE 1)
------------                                        --------
U.S. TREASURY NOTES -- 2.0%
   (Cost $1,856,404)
 $1,830,000   5.250% due 08/15/2003 to 05/15/2004   $ 1,906,760
                                                    -----------
U.S. GOVERNMENT AGENCY DISCOUNT NOTES -- 12.9%
  2,000,000   Federal Farm Credit Bank (FFCB),
               1.850%++ due 01/08/2002 ..........     1,999,282
  5,000,000   Federal Home Loan Bank (FHLB),
               1.840%++ due 01/16/2002 ..........     4,996,166
  5,000,000   Federal Home Loan Mortgage Corporation
               (FHLMC), 1.510%++ due 01/02/2002 .     4,999,791
                                                    -----------
              Total U.S. Government Agency Discount Notes
               (Cost $11,995,238) ...............    11,995,239
                                                    -----------
COMMERCIAL PAPER -- 7.8%
  4,300,000   Prudential Funding Corporation,
               1.720%++ due 01/02/2002 ..........     4,299,795
  3,000,000   Tyco Capital Corporation,
               1.780%++ due 01/02/2002 ..........     2,999,852
                                                    -----------
              Total Commercial Paper
               (Cost $7,299,646) ................     7,299,647
                                                    -----------
TOTAL INVESTMENTS (COST $93,559,135*) ...  101.2%    94,324,732
OTHER ASSETS AND LIABILITIES (NET) ......   (1.2)    (1,102,909)
                                           -----    -----------
NET ASSETS ..............................  100.0%   $93,221,823
                                           =====    ===========
------------------------------
  *  Aggregate cost for Federal tax purposes is $94,097,159.
  +  Non-income producing security.
 ++  Annualized yield at date of purchase.
 (a) The rate shown is the effective yield at date of purchase. # Amount is less than 0.1 %

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                 ADR --  American Depository Receipt
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                               REAL ESTATE SERIES

                                DECEMBER 31, 2001
                                                       VALUE
    SHARES                                           (NOTE 1)
 ------------                                        ---------
COMMON STOCKS -- 94.6%
   APARTMENTS -- 24.2%
     29,000   Amli Residential Properties Trust     $   731,380
     95,600   Apartment Investment & Management
               Company, Class A                       4,371,788
    222,200   Archstone-Smith Trust                   5,843,860
    123,164   Avalonbay Communities, Inc.             5,826,889
    236,574   Equity Residential Properties Trust     6,792,040
     45,600   Essex Property Trust, Inc.              2,253,096
    103,700   Manufactured Home Communities, Inc.     3,236,477
     30,000   Post Properties, Inc.                   1,065,300
     60,000   Summit Properties, Inc.                 1,501,200
                                                    -----------
                                                     31,622,030
                                                    -----------
   HEALTH CARE -- 0.5%
     49,900   Ventas, Inc.                              573,850
                                                    -----------
   HOTELS/RESORTS -- 4.3%
    289,600   Host Marriott Corporation               2,606,400
    101,392   Starwood Hotels & Resorts
               Worldwide, Inc.                        3,026,551
                                                    ----------
                                                      5,632,951
                                                    -----------
   OFFICE/INDUSTRIAL -- 37.8%
      9,400   Alexandria Real Estate Equities, Inc.     386,340
    132,300   AMB Property Corporation                3,439,800
    222,700   Arden Realty, Inc.                      5,901,550
    131,100   Boston Properties, Inc.                 4,981,800
    294,400   Brookfield Properties Corporation       5,063,680
    129,000   CarrAmerica Realty Corporation          3,882,900
    120,000   Crescent Real Estate Equities Company   2,173,200
    406,441   Equity Office Properties Trust         12,225,745
     45,000   Mack-Cali Realty Corporation            1,395,900
     37,400   Prentiss Properties Trust               1,026,630
    175,000   ProLogis Trust                          3,764,250
     49,000   PS Business Parks, Inc.                 1,543,500
     35,000   Reckson Associates Realty Corporation     817,600
     76,800   SL Green Realty Corporation             2,358,528
     30,000   TrizecHahn Corporation                    471,000
                                                    -----------
                                                     49,432,423
                                                    -----------

                                                       VALUE
    SHARES                                           (NOTE 1)
 ------------                                        ---------
   REGIONAL MALLS -- 13.3%
      3,600   CBL & Associates Properties, Inc.    $    113,400
    110,100   General Growth Properties, Inc.         4,271,880
     71,400   The Macerich Company                    1,899,240
     90,700   The Rouse Company                       2,656,603
    225,500   Simon Property Group, Inc.              6,613,915
    125,000   Taubman Centers, Inc.                   1,856,250
                                                   ------------
                                                     17,411,288
                                                   ------------
   SELF STORAGE -- 6.1%
    184,562   Public Storage, Inc.                    6,164,371
     55,300   Shurgard Storage Centers, Class A       1,769,600
                                                   ------------
                                                      7,933,971
                                                   ------------
   SERVICES -- 0.8%
     40,500   Security Capital Group, Inc., Class B+  1,027,485
                                                   ------------
   SHOPPING CENTERS -- 7.6%
     28,400   Chelsea Property Group, Inc.            1,394,440
     77,600   Federal Realty Investment Trust         1,784,800
     48,000   Pan Pacific Retail Properties, Inc.     1,378,560
    130,400   Vornado Realty Trust                    5,424,640
                                                   ------------
                                                      9,982,440
                                                   ------------
              Total Common Stocks
               (Cost $118,939,070)                  123,616,438
                                                   ------------
TOTAL INVESTMENTS (COST $118,939,070*) ..   94.6%   123,616,438
OTHER ASSETS AND LIABILITIES (NET) ......    5.4      7,027,040
                                           -----   ------------
NET ASSETS ..............................  100.0%  $130,643,478
                                           =====   ============
 ------------------------------
* Aggregate cost for Federal tax purposes is $119,958,030.
+ Non-income producing security.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                               VALUE EQUITY SERIES

                                DECEMBER 31, 2001
                                                       VALUE
    SHARES                                           (NOTE 1)
 ------------                                        ---------
COMMON STOCKS -- 94.3%
   AIRLINES -- 2.0%
    225,000   Southwest Airlines Company ........   $ 4,158,000
                                                    -----------
   AUTOMOTIVE -- 2.1%
    321,500   Delphi Automotive Systems Corporation   4,391,690
                                                    -----------
   BANKS -- 11.2%
     63,000   Bank of America Corporation .......     3,965,850
     95,825   Charter One Financial, Inc. .......     2,601,649
     72,000   Compass Bancshares, Inc. ..........     2,037,600
     72,500   Dime Bancorp, Inc. ................     2,615,800
    115,950   J.P. Morgan Chase & Company .......     4,214,782
    171,000   Synovus Financial Corporation .....     4,283,550
    150,000   U.S. Bancorp ......................     3,139,500
                                                    -----------
                                                     22,858,731
                                                    -----------
   BROADCAST, RADIO AND TELEVISION -- 6.7%
     90,000   Gannett Company, Inc. .............     6,050,700
    173,500   Viacom, Inc., Class A+ ............     7,677,375
                                                    -----------
                                                     13,728,075
                                                    -----------
   CHEMICALS -- 4.5%
     84,926   du Pont (E.I.) de Nemours & Company     3,610,204
    161,000   Rohm and Haas Company .............     5,575,430
                                                    -----------
                                                      9,185,634
                                                    -----------
   COMPUTER INDUSTRY -- 4.8%
    422,800   Compaq Computer Corporation .......     4,126,528
     46,750   International Business Machines
               Corporation ......................     5,654,880
                                                    -----------
                                                      9,781,408
                                                    -----------
   ELECTRONICS -- 2.1%
     92,150   Koninklijke (Royal) Philips
               Electronics N.V. .................     2,682,486
    150,000   Solectron Corporation+ ............     1,692,000
                                                    -----------
                                                      4,374,486
                                                    -----------
   FINANCIAL SERVICES -- 8.8%
    151,125   Allied Capital Corporation ........     3,929,250
    199,999   Citigroup, Inc. ...................    10,095,950
     59,000   Lehman Brothers Holdings, Inc. ....     3,941,200
                                                    -----------
                                                     17,966,400
                                                    -----------
   HEALTH CARE -- 3.4%
     48,900   Bausch & Lomb, Inc. ...............     1,841,574
    132,500   HCA, Inc. .........................     5,106,550
                                                    -----------
                                                      6,948,124
                                                    -----------
   INSURANCE -- 4.3%
    100,000   The Hartford Financial Services
               Group, Inc. ......................     6,283,000
     80,000   MetLife, Inc. .....................     2,534,400
                                                    -----------
                                                      8,817,400
                                                    -----------
   MANUFACTURING -- 9.1%
    125,000   Caterpillar, Inc. .................     6,531,250
    140,000   Dover Corporation .................     5,189,800
     50,000   SPX Corporation+ ..................     6,845,000
                                                    -----------
                                                     18,566,050
                                                    -----------

                                                       VALUE
    SHARES                                           (NOTE 1)
 ------------                                        ---------
   OIL AND GAS -- 19.3%
    116,040   BP Amoco Plc, ADR .................   $ 5,397,020
     96,933   Conoco, Inc. ......................     2,743,204
    182,486   El Paso Corporation ...............     8,140,700
    152,000   GlobalSantaFe Corporation .........     4,335,040
    196,000   Ocean Energy, Inc.+ ...............     3,763,200
    100,000   Praxair, Inc. .....................     5,525,000
    126,000   Royal Dutch Petroleum Company,
               NY Shares ........................     6,176,520
    100,000   Transocean Sedco Forex, Inc. ......     3,382,000
                                                    -----------
                                                     39,462,684
                                                    -----------
   PAPER AND FOREST PRODUCTS -- 2.8%
    143,500   International Paper Company .......     5,790,225
                                                    -----------
   PHARMACEUTICALS -- 2.4%
    116,720   Pharmacia Corporation .............     4,978,108
                                                    -----------
   RETAIL -- 4.5%
    112,000   American Eagle Outfitters, Inc.+ ..     2,931,040
    151,925   Federated Department Stores, Inc.+      6,213,733
                                                    -----------
                                                      9,144,773
                                                    -----------
   TELECOMMUNICATIONS -- 6.3%
     75,000   BellSouth Corporation .............     2,861,250
    225,000   Nextel Communications, Inc., Class A+   2,466,000
    119,200   SBC Communications, Inc. ..........     4,669,064
     60,000   Verizon Communications, Inc. ......     2,847,600
                                                    -----------
                                                     12,843,914
                                                    -----------
              Total Common Stocks
               (Cost $192,031,722) ..............   192,995,702
                                                    -----------
  PRINCIPAL
   AMOUNT
------------
U.S. GOVERNMENT AGENCY DISCOUNT NOTE -- 6.0%
   (Cost $12,267,629)
$12,268,000   Federal Home Loan Bank (FHLB),
               1.090%++ due 01/02/2002 ..........    12,267,629
                                                   ------------
TOTAL INVESTMENTS (COST $204,299,351*) ..  100.3%   205,263,331
OTHER ASSETS AND LIABILITIES (NET) ......   (0.3)      (588,373)
                                           -----   ------------
NET ASSETS ..............................  100.0%  $204,674,958
                                           =====   ============
------------------------------
  *  Aggregate cost for Federal tax purposes is $206,151,736.
  +  Non-income producing security.
 ++  Annualized yield at date of purchase.

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                 ADR --  American Depository Receipt
--------------------------------------------------------------------------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                                INVESTORS SERIES

                                DECEMBER 31, 2001
                                                       VALUE
    SHARES                                           (NOTE 1)
 ------------                                        ---------
COMMON STOCKS -- 89.8%
   AEROSPACE/DEFENSE -- 1.4%
     20,100   United Technologies Corporation ...   $ 1,299,063
                                                    -----------
   BANKS -- 7.2%
     17,500   Bank of America Corporation .......     1,101,625
     35,900   The Bank of New York Company, Inc.      1,464,720
     40,800   FleetBoston Financial Corporation .     1,489,200
     72,900   U.S. Bancorp ......................     1,525,797
     29,700   Wells Fargo & Company .............     1,290,465
                                                    -----------
                                                      6,871,807
                                                    -----------
   BROADCAST, RADIO AND TELEVISION -- 1.0%
     64,700   Liberty Media Corporation,Class A+        905,800
        900   The News Corporation Ltd., ADR ....        28,629
                                                    -----------
                                                        934,429
                                                    -----------
   CHEMICALS -- 0.7%
     19,300   The Dow Chemical Company ..........       651,954
                                                    -----------
   COMPUTER INDUSTRY -- 7.8%
     54,300   3Com Corporation+ .................       346,434
    128,400   Compaq Computer Corporation .......     1,253,184
     28,100   Computer Associates International, Inc.   969,169
     44,400   Dell Computer Corporation+ ........     1,206,792
     73,700   Genuity, Inc.+ ....................       116,446
     48,700   Hewlett-Packard Company ...........     1,000,298
      9,600   International Business Machines
               Corporation ......................     1,161,216
    110,500   Sun Microsystems, Inc.+ ...........     1,363,570
                                                    -----------
                                                      7,417,109
                                                    -----------
   CONSUMER PRODUCTS -- 4.4%
     27,100   Kimberly-Clark Corporation ........     1,620,580
     32,200   Philip Morris Companies, Inc. .....     1,476,370
     19,700   R.J. Reynolds Tobacco Holdings, Inc.    1,109,110
                                                    -----------
                                                      4,206,060
                                                    -----------
   FINANCIAL SERVICES -- 13.8%
     43,200   American Express Company ..........     1,541,808
     18,400   Freddie Mac .......................     1,203,360
     16,500   The Goldman Sachs Group, Inc. .....     1,530,375
     24,900   Household International, Inc. .....     1,442,706
     35,800   MBNA Corporation ..................     1,260,160
     30,000   Merrill Lynch & Company, Inc. .....     1,563,600
     23,200   Morgan Stanley Dean Witter & Company    1,297,808
     53,200   Waddell & Reed Financial, Inc.,
               Class A ..........................     1,713,040
     48,800   Washington Mutual, Inc. ...........     1,595,760
                                                    -----------
                                                     13,148,617
                                                    -----------
   FOOD AND BEVERAGES -- 2.0%
     57,600   ConAgra Foods, Inc. ...............     1,369,152
     17,000   Kraft Foods, Inc., Class A ........       578,510
                                                    -----------
                                                      1,947,662
                                                    -----------
   HEALTH CARE -- 1.7%
     41,000   HCA, Inc. .........................     1,580,140
                                                    -----------
   HOTELS/RESORTS -- 0.4%
     14,700   MGM Mirage, Inc.+ .................       424,389
                                                    -----------
   INSURANCE -- 3.5%
     11,300   American International Group, Inc.        897,220
     43,000   Manulife Financial Corporation ....     1,120,580
      8,600   Prudential Financial, Inc.+ .......       285,434
     11,500   XL Capital Ltd., Class A ..........     1,050,640
                                                    -----------
                                                      3,353,874
                                                    -----------

                                                       VALUE
    SHARES                                           (NOTE 1)
 ------------                                        ---------
   MANUFACTURING -- 2.8%
     40,700   Alcoa, Inc. .......................   $ 1,446,885
     36,800   Honeywell International, Inc. .....     1,244,576
                                                    -----------
                                                      2,691,461
                                                    -----------
   OIL AND GAS -- 11.7%
     10,400   Amerada Hess Corporation ..........       650,000
     34,900   Burlington Resources, Inc. ........     1,310,146
     43,000   Conoco, Inc. ......................     1,216,900
     36,000   El Paso Corporation ...............     1,605,960
     16,700   PanCanadian Energy Corporation ....       434,200
     18,600   Royal Dutch Petroleum Company, NY Shares  911,772
     16,800   TotalFinaElf S.A., ADR ............     1,180,032
     49,000   Transocean Sedco Forex, Inc. ......     1,657,180
     30,800   USX-Marathon Group ................       924,000
     49,300   Williams Companies, Inc. ..........     1,258,136
                                                    -----------
                                                     11,148,326
                                                    -----------
   PAPER AND FOREST PRODUCTS -- 1.4%
     33,500   International Paper Company .......     1,351,725
                                                    -----------
   PHARMACEUTICALS -- 4.4%
     15,900   Merck & Company, Inc. .............       934,920
     44,000   Novartis AG, ADR ..................     1,606,000
     20,100   Pfizer, Inc. ......................       800,985
     20,700   Pharmacia Corporation .............       882,855
                                                    -----------
                                                      4,224,760
                                                    -----------
   RESTAURANTS -- 1.3%
     47,600   McDonald's Corporation ............     1,259,972
                                                    -----------
   RETAIL -- 7.8%
     21,700   Costco Wholesale Corporation+ .....       963,046
     14,200   Dollar General Corporation ........       211,580
     44,700   Federated Department Stores, Inc.+      1,828,230
     93,200   The Gap, Inc. .....................     1,299,208
     33,000   RadioShack Corporation ............       993,300
     39,200   Safeway, Inc.+ ....................     1,636,600
     11,500   Target Corporation ................       472,075
                                                    -----------
                                                      7,404,039
                                                    -----------
   SEMICONDUCTORS -- 1.2%
     10,300   Intel Corporation .................       323,935
     27,000   National Semiconductor Corporation+       831,330
                                                    -----------
                                                      1,155,265
                                                    -----------
   TELECOMMUNICATIONS -- 14.0%
     21,500   ALLTEL Corporation ................     1,327,195
    101,400   AT&T Corporation ..................     1,839,396
     80,800   AT&T Wireless Services, Inc.+ .....     1,161,096
          1   Avaya, Inc.+ ......................            12
     66,900   Comverse Technology, Inc.+ ........     1,496,553
     53,700   General Motors Corporation, Class H+      829,665
     80,800   Motorola, Inc. ....................     1,213,616
     42,200   Nokia Oyj, ADR ....................     1,035,166
     23,100   SBC Communications, Inc. ..........       904,827
     66,100   Sprint Corporation ................     1,327,288
     33,300   Verizon Communications, Inc. ......     1,580,418
     42,400   WorldCom, Inc.+ ...................       596,992
                                                    -----------
                                                     13,312,224
                                                    -----------
   TRANSPORTATION -- 1.3%
     20,800   Canadian National Railway Company .     1,004,224
     12,200   CP Railway Ltd. ...................       237,900
                                                    -----------
                                                      1,242,124
                                                    -----------
              Total Common Stocks
               (Cost $87,013,839) ...............    85,625,000
                                                    -----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                                INVESTORS SERIES

                                DECEMBER 31, 2001
                                                       VALUE
    SHARES                                           (NOTE 1)
 ------------                                        ---------
PREFERRED STOCKS -- 1.4%
   (Cost $1,564,890)
   BROADCAST, RADIO AND TELEVISION -- 1.4%
     49,000   The News Corporation Ltd., ADR ....   $ 1,296,540
                                                    -----------
  PRINCIPAL
   AMOUNT
------------
REPURCHASE AGREEMENT -- 8.7%
   (Cost $8,306,000)
 $8,306,000   Agreement with J.P. Morgan Chase & Company
               1.5% dated 12/31/2001 to be repurchased at
               $8,306,692 on 1/02/2002, collateralized by
               $5,595,000 U.S. Treasury Bonds, 10.625% due
               8/15/2015 (market value $8,699,351)    8,306,000
                                                    -----------
TOTAL INVESTMENTS (COST $96,884,729*) ...   99.9%    95,227,540
OTHER ASSETS AND LIABILITIES (NET) ......    0.1        119,611
                                           -----    -----------
NET ASSETS ..............................  100.0%   $95,347,151
                                           =====    ===========
------------------------------
* Aggregate cost for Federal tax purposes is $97,576,743.
+ Non-income producing security.



--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                 ADR -- American Depository Receipt
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                           INTERNATIONAL EQUITY SERIES

                                DECEMBER 31, 2001
                                                       VALUE
    SHARES                                           (NOTE 1)
 ------------                                        ---------
COMMON STOCKS -- 89.8%
   CANADA -- 3.1%
    282,900   Bombardier, Inc., Class B .........   $ 2,924,242
     46,100   Cameco Corporation ................     1,141,436
    108,400   Placer Dome, Inc. .................     1,182,644
                                                    -----------
                                                      5,248,322
                                                    -----------
   DENMARK -- 2.8%
     30,800   Novo-Nordisk A/S ..................     1,259,603
     98,300   TDC A/S ...........................     3,502,133
                                                    -----------
                                                      4,761,736
                                                    -----------
   FINLAND -- 2.2%
     92,700   Nokia Oyj .........................     2,390,298
    112,900   Stora Enso Oyj, Class R ...........     1,431,472
                                                    -----------
                                                      3,821,770
                                                    -----------
   FRANCE -- 8.9%
     34,500   Aventis S.A. ......................     2,449,760
    108,000   Infogrames Entertainment S.A.+ ....     1,307,785
     40,100   Schneider Electric S.A. ...........     1,928,022
     30,400   Societe Generale, Class A .........     1,701,190
      8,200   TotalFinaElf S.A. .................     1,171,095
     34,200   Valeo S.A. ........................     1,364,200
     98,500   Vivendi Universal S.A. ............     5,393,680
                                                    -----------
                                                     15,315,732
                                                    -----------
   GERMANY -- 9.6%
     10,200   Allianz  AG .......................     2,415,770
     53,600   Deutsche Bank AG ..................     3,789,301
     16,000   E.On AG ...........................       828,834
     18,800   Henkel KGaA .......................     1,062,932
    367,500   iShares MSCI Germany Index Fund ...     5,549,250
      7,700   Muenchener Rueckversicherungs-
               Gesellschaft AG ..................     2,090,707
     14,700   Rhoen-Klinikum AG .................       757,172
                                                    -----------
                                                     16,493,966
                                                    -----------
   HONG KONG -- 2.4%
    272,000   China Mobile (Hong Kong) Ltd.+ ....       957,495
  3,782,000   Cosco Pacific Ltd. ................     1,952,147
    307,000   Hong Kong Electric Holdings Ltd. ..     1,141,725
                                                    -----------
                                                      4,051,367
                                                    -----------
   IRELAND -- 1.2%
    313,600   Ryanair Holdings Plc+ .............     1,982,477
                                                    -----------
   ISRAEL -- 2.1%
     30,400   Check Point Software Technologies
               Ltd.+ ............................     1,212,656
     38,800   Teva Pharmaceutical Industries
               Ltd., ADR ........................     2,391,244
                                                    -----------
                                                      3,603,900
                                                    -----------
   ITALY -- 2.4%
    370,300   Banca Fideuram  S.p.A. ............     2,964,062
    102,900   Sanpaolo IMI  S.p.A. ..............     1,104,018
                                                    -----------
                                                      4,068,080
                                                    -----------

                                                       VALUE
    SHARES                                           (NOTE 1)
 ------------                                        ---------
   JAPAN -- 13.6%
     18,800   Advantest Corporation .............   $ 1,064,368
    214,000   Hitachi Ltd. ......................     1,567,527
    642,000   iShares MSCI Japan Index Fund .....     4,949,820
      7,000   Jafco Company Ltd. ................       420,342
    112,000   Matsushita Electric Industrial Company
               Ltd. .............................     1,438,242
     13,500   Murata Manufacturing Company Ltd. .       809,629
     78,000   NEC Corporation ...................       795,712
     19,000   Nomura Research Institute Ltd. ....     2,229,666
    124,000   Nomura Holdings, Inc. .............     1,589,501
        127   NTT DoCoMo, Inc. ..................     1,492,294
    126,000   Sekisui House Ltd. ................       913,322
     69,400   Sony Corporation ..................     3,171,876
     24,800   Tokyo Electron Ltd. ...............     1,216,725
     69,000   Toyota Motor Corporation ..........     1,747,902
                                                    -----------
                                                     23,406,926
                                                    -----------
   NETHERLANDS -- 4.8%
     64,900   ASML Holding N.V.+ ................     1,127,972
     56,300   Koninklijke Ahold N.V. ............     1,638,190
     28,000   Koninklijke (Royal) Philips Electronics
               N.V., ADR ........................       832,182
     43,400   Royal Dutch Petroleum Company .....     2,198,750
     20,800   Schlumberger Ltd. .................     1,142,960
     62,700   Tatneft, ADR ......................     1,356,587
                                                    -----------
                                                      8,296,641
                                                    -----------
   NEW ZEALAND -- 0.6%
    898,200   Fletcher Building Ltd. ............     1,099,593
                                                    -----------
   NORWAY -- 1.1%
     98,700   Norske Skogindustrier ASA .........     1,854,212
                                                    -----------
   PHILIPPINES -- 1.7%
  5,512,000   Ayala Corporation .................       502,062
  1,016,500   Manila Electric Company, Class B+ .       581,138
    232,600   Philippine Long Distance Telephone
               Company,  ADR ....................     1,916,624
                                                    -----------
                                                      2,999,824
                                                    -----------
   SPAIN -- 2.1%
     67,600   Banco Popular Espanol S.A. ........     2,219,788
     56,800   Sogecable S.A.+ ...................     1,314,908
                                                    -----------
                                                      3,534,696
                                                    -----------
   SWEDEN -- 1.7%
     90,200   ForeningsSparbanken AB ............     1,117,860
    328,600   Swedish Match AB ..................     1,738,593
                                                    -----------
                                                      2,856,453
                                                    -----------
   SWITZERLAND -- 6.9%
     14,700   Adecco  S.A. ......................       799,062
      4,700   Givaudan S.A. .....................     1,432,400
      8,600   Nestle S.A., Class B ..............     1,833,656
     49,100   Novartis AG .......................     1,774,389
     35,800   Roche Holding AG ..................     2,555,156
     13,300   Swiss Re ..........................     1,337,778
     42,000   UBS AG ............................     2,119,871
                                                    -----------
                                                     11,852,312
                                                    -----------
   TAIWAN -- 0.6%
     56,100   Taiwan Semiconductor Manufacturing
               Company Ltd., ADR+ ...............       963,237
                                                    -----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                           INTERNATIONAL EQUITY SERIES

                                DECEMBER 31, 2001
                                                       VALUE
    SHARES                                           (NOTE 1)
 ------------                                        ---------
COMMON STOCKS -- (CONTINUED)
   UNITED KINGDOM -- 21.3%
     61,800   Barclays Plc ......................   $ 2,046,238
    338,500   BP Plc ............................     2,630,790
    158,200   British Sky Broadcasting Group Plc+     1,740,662
    116,700   Cable & Wireless Plc ..............       561,343
    291,600   Cadbury Schweppes Plc .............     1,858,865
    226,600   Capita Group Plc ..................     1,616,828
    796,300   Corus Group Plc+ ..................       834,441
    189,700   Diageo Plc ........................     2,167,321
     61,000   GlaxoSmithKline Plc ...............     1,529,683
    315,600   iShares MSCI United Kingdom Index Fund  4,636,164
    151,900   London Stock Exchange Plc .........       932,946
    172,300   Matalan Plc .......................       877,687
    155,700   Pearson Plc .......................     1,792,468
    106,100   PizzaExpress Plc ..................     1,380,509
    156,800   Provident Financial Plc ...........     1,471,947
     77,100   Reckitt Benckiser Plc .............     1,122,123
    145,000   Reed International Plc ............     1,202,899
    116,000   Rio Tinto Plc .....................     2,221,775
     60,200   Royal Bank of Scotland Group Plc ..     1,464,937
    120,800   United Business Media Plc .........       843,907
  1,405,700   Vodafone Group Plc ................     3,677,459
                                                   ------------
                                                     36,610,992
                                                   ------------
   UNITED STATES -- 0.7%
     34,600   Mercury Interactive Corporation+ ..     1,175,708
                                                   ------------
              Total Common Stocks
               (Cost $152,074,973) ..............   153,997,944
                                                   ------------
TOTAL INVESTMENTS (COST $152,074,973*) ..   89.8%   153,997,944
OTHER ASSETS AND LIABILITIES (NET) ......   10.2     17,578,679
                                           -----   ------------
NET ASSETS ..............................  100.0%  $171,576,623
                                           =====   ============
------------------------------
* Aggregate cost for Federal tax purposes is $152,136,783.
+ Non-income producing Security.



--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                 ADR --  American Depository Receipt
--------------------------------------------------------------------------------



The industry classification of the International Equity Series at December 31, 2001 was as follows:
                                      % OF            VALUE
INDUSTRY CLASSIFICATION            NET ASSETS       (NOTE 1)
-----------------------            ----------      ----------
Airlines .........................     1.2%        $1,982,477
Automotive .......................     1.8          3,112,102
Banks ............................     9.1         15,563,202
Broadcast, Radio and Television ..     4.9          8,449,251
Building & Construction ..........     1.2          2,012,916
Chemicals ........................     0.8          1,432,400
Computer Industry ................     3.5          5,925,816
Consumer Products ................     1.7          2,860,716
Diversified Operations ...........     0.3            502,062
Electronics ......................     6.8         11,607,557
Financial Services ...............     4.3          7,378,797
Food and Beverages ...............     3.4          5,859,842
Health Care ......................     0.4            757,172
Insurance ........................     3.4          5,844,256
Manufacturing ....................     2.8          4,821,614
Metals/Mining ....................     2.7          4,545,855
Mutual Funds .....................     8.8         15,135,234
Oil and Gas ......................     4.2          7,143,595
Paper and Forest Products ........     1.9          3,285,685
Pharmaceuticals ..................     7.0         11,959,835
Printing/Publishing ..............     2.2          3,839,273
Restaurants ......................     0.8          1,380,509
Retail ...........................     1.5          2,515,877
Semiconductors ...................     1.9          3,307,934
Services .........................     2.5          4,368,037
Telecommunications ...............     8.4         14,497,646
Transportation ...................     0.8          1,356,587
Utilities ........................     1.5          2,551,697
                                    ------       ------------
TOTAL INVESTMENTS ...............     89.8%       153,997,944
OTHER ASSETS AND LIABILITIES (NET)    10.2         17,578,679
                                    ------       ------------
NET ASSETS ......................    100.0%      $171,576,623
                                    ======       ============


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                             RISING DIVIDENDS SERIES

                                DECEMBER 31, 2001
                                                       VALUE
    SHARES                                           (NOTE 1)
 ------------                                        ---------
COMMON STOCKS -- 97.5%
   BANKS -- 6.6%
    317,000   Golden West Financial Corporation .   $18,655,450
    774,150   Wells Fargo & Company .............    33,636,817
                                                   ------------
                                                     52,292,267
                                                   ------------
   CHEMICALS -- 2.5%
    462,300   du Pont (E.I.) de Nemours & Company    19,652,373
                                                   ------------
   COMPUTER INDUSTRY -- 6.8%
    863,000   Hewlett-Packard Company ...........    17,726,020
    296,610   International Business Machines
               Corporation ......................    35,877,946
                                                   ------------
                                                     53,603,966
                                                   ------------
   CONSUMER PRODUCTS -- 5.0%
    502,875   The Procter & Gamble Company ......    39,792,499
                                                   ------------
   FINANCIAL SERVICES -- 12.0%
  1,015,000   American Express Company ..........    36,225,350
    545,000   Citigroup, Inc. ...................    27,511,600
    399,800   Fannie Mae ........................    31,784,100
                                                   ------------
                                                     95,521,050
                                                   ------------
   FOOD AND BEVERAGES -- 6.9%
    708,970   The Coca-Cola Company .............    33,427,935
    417,140   Wrigley (W.M.) Jr. Company ........    21,428,482
                                                   ------------
                                                     54,856,417
                                                   ------------
   HEALTH CARE -- 4.3%
    572,860   Johnson & Johnson .................    33,856,026
                                                   ------------
   INSURANCE -- 6.1%
    225,100   American International Group, Inc.     17,872,940
    285,870   Marsh & McLennan Companies, Inc. ..    30,716,731
                                                   ------------
                                                     48,589,671
                                                   ------------
   LEISURE AND ENTERTAINMENT -- 2.0%
    755,000   The Walt Disney Company ...........    15,643,600
                                                   ------------
   MANUFACTURING -- 12.4%
  1,010,120   General Electric Company ..........    40,485,610
  1,124,000   Honeywell International, Inc. .....    38,013,680
    299,540   Illinois Tool Works, Inc. .........    20,284,849
                                                   ------------
                                                     98,784,139
                                                   ------------
   OIL AND GAS -- 4.7%
    946,790   Exxon Mobil Corporation ...........    37,208,847
                                                   ------------
   PHARMACEUTICALS -- 9.5%
    557,950   Merck & Company, Inc. .............    32,807,460
  1,066,100   Pfizer, Inc. ......................    42,484,085
                                                   ------------
                                                     75,291,545
                                                   ------------
   RETAIL -- 7.3%
  2,119,800   The Gap, Inc. .....................    29,550,012
    562,500   The Home Depot, Inc. ..............    28,693,125
                                                   ------------
                                                     58,243,137
                                                   ------------
   SEMICONDUCTORS -- 3.9%
    611,660   Intel Corporation .................    19,236,707
    300,000   Linear Technology Corporation .....    11,712,000
                                                   ------------
                                                     30,948,707
                                                   ------------
   SERVICES -- 4.6%
    621,140   Automatic Data Processing, Inc. ...    36,585,146
                                                   ------------
   TELECOMMUNICATIONS -- 2.9%
    585,000   SBC Communications, Inc. ..........    22,914,450
                                                   ------------
              Total Common Stocks
               (Cost $705,134,355) ..............   773,783,840
                                                   ------------

   PRINCIPAL                                           VALUE
    AMOUNT                                           (NOTE 1)
 ------------                                        --------
COMMERCIAL PAPER -- 2.4%
   (Cost $18,845,094)
 18,846,000   Cargill Global Funding,
               1.730%++ due 01/02/2002 ..........   $18,845,094
                                                   ------------
TOTAL INVESTMENTS (COST $723,979,449*) ..   99.9%   792,628,934
OTHER ASSETS AND LIABILITIES (NET) ......    0.1        972,043
                                           -----   ------------
NET ASSETS ..............................  100.0%  $793,600,977
                                           =====   ============

------------------------------
  *  Aggregate cost for Federal tax purposes.
 ++  Annualized yield at date of purchase.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                              MANAGED GLOBAL SERIES

                                DECEMBER 31, 2001
                                                       VALUE
    SHARES                                           (NOTE 1)
 ------------                                        ---------
COMMON STOCKS -- 96.6%
   AUSTRALIA -- 2.4%
     62,800   Australia & New Zealand Banking
               Group Ltd. .......................   $   572,498
    309,351   BHP Billiton Ltd. .................     1,662,707
     33,000   CSL Ltd. ..........................       869,785
     39,318   National Australia Bank Ltd. ......       641,227
     70,000   The News Corporation Ltd. .........       559,770
    107,500   Publishing & Broadcasting Ltd. ....       539,274
    204,200   Qantas Airways Ltd. ...............       384,661
    139,600   Woolworths Ltd. ...................       803,206
                                                    -----------
                                                      6,033,128
                                                    -----------
   BERMUDA -- 1.6%
      4,600   ACE Ltd. ..........................       184,690
     41,400   Tyco International Ltd. ...........     2,438,460
     16,000   XL Capital Ltd., Class A ..........     1,461,760
                                                    -----------
                                                      4,084,910
                                                    -----------
   CANADA -- 2.4%
     35,800   Abitibi-Consolidated, Inc. ........       260,831
     14,500   Alcan Aluminium Ltd. ..............       519,135
     19,100   Bank of Nova Scotia ...............       585,829
    105,682   Bombardier, Inc., Class B .........     1,092,399
     29,600   Exfo Electro-Optical Engineering, Inc.+   351,648
      9,000   Four Seasons Hotels, Inc. .........       420,840
     56,100   Investors Group, Inc. .............       896,189
     16,000   Magna International, Inc., Class A      1,013,369
     31,000   Thomson Corporation ...............       938,976
                                                    -----------
                                                      6,079,216
                                                    -----------
   DENMARK -- 0.1%
      5,600   H. Lundbeck A/S ...................       144,185
                                                    -----------
   FINLAND -- 2.9%
    226,556   Nokia Oyj .........................     5,841,817
     58,800   Nokia Oyj, ADR ....................     1,442,364
                                                    -----------
                                                      7,284,181
                                                    -----------
   FRANCE -- 3.2%
     50,260   Bouygues S.A. .....................     1,646,812
     12,100   Essilor International S.A. ........       365,762
     24,000   JC Decaux S.A.+ ...................       268,181
     50,405   Sanofi-Synthelabo S.A. ............     3,760,897
      9,300   Schneider Electric S.A. ...........       447,147
     14,000   Societe BIC S.A. ..................       478,168
     32,180   Societe Television Francaise 1 ....       813,440
      6,700   Vivendi Universal S.A. ............       366,880
                                                    -----------
                                                      8,147,287
                                                    -----------
   GERMANY -- 1.5%
     10,400   Aixtron AG ........................       235,665
     21,500   DaimlerChrysler AG ................       925,569
     28,300   DaimlerChrysler AG, GDR ...........     1,179,261
      6,000   Deutsche Bank AG ..................       424,176
     11,000   Epcos AG ..........................       543,575
     18,150   Infineon Technologies AG ..........       370,880
     10,300   Infineon Technologies AG, ADR .....       209,090
                                                    -----------
                                                      3,888,216
                                                    -----------

                                                       VALUE
    SHARES                                           (NOTE 1)
 ------------                                        ---------
   HONG KONG -- 2.3%
    527,500   Amoy Properties Ltd. ..............   $   544,557
    158,000   Cheung Kong (Holdings) Ltd. .......     1,641,222
    114,000   China Mobile (Hong Kong) Ltd.+ ....       401,303
  1,367,087   First Pacific Company Ltd. ........       168,303
    107,500   Hutchison Whampoa Ltd. ............     1,037,385
    322,000   Johnson Electric Holdings Ltd. ....       338,606
    378,000   Li & Fung Ltd. ....................       424,155
    102,000   Sun Hung Kai Properties Ltd. ......       824,073
    114,000   Television Broadcasts Ltd. ........       494,136
                                                    -----------
                                                      5,873,740
                                                    -----------
   IRELAND -- 0.4%
     34,000   CRH Plc+ ..........................       600,310
     10,300   Elan Corporation Plc, ADR+ ........       464,118
                                                    -----------
                                                      1,064,428
                                                    -----------
   ITALY -- 0.4%
     22,500   Assicurazioni Generali S.p.A. .....       625,045
     34,850   ENI S.p.A. ........................       436,897
                                                    -----------
                                                      1,061,942
                                                    -----------
   JAPAN -- 9.6%
      9,000   ACOM Company Ltd. .................       655,807
     10,600   Advantest Corporation .............       600,122
      4,700   AIFUL Corporation .................       304,105
     20,000   Chubu Electric Power Company, Inc.        360,140
     41,000   Chugai Pharmaceutical Company Ltd.        475,195
      9,700   Enplas Corporation ................       193,541
      5,000   Hirose Electric Company Ltd. ......       340,684
     14,500   Honda Motor Company Ltd. ..........       578,628
      8,300   Hoya Corporation ..................       495,872
     23,000   Jusco Company Ltd. ................       519,457
      2,400   Keyence Corporation ...............       399,023
      9,500   Matsushita Communication Industrial
               Company Ltd. .....................       257,325
     95,000   Mitsubishi Estate Company Ltd. ....       695,140
    141,000   Mitsubishi Heavy Industries Ltd. ..       376,545
    308,000   Mitsubishi Motors Corporation+ ....       521,715
    250,670   Mitsui Marine & Fire Insurance
               Company Ltd. .....................     1,176,271
     15,400   Murata Manufacturing Company Ltd. .       923,577
    129,000   NEC Corporation ...................     1,315,985
     53,000   Nikon Corporation .................       408,035
      8,900   Nintendo Company Ltd. .............     1,558,485
    318,000   Nissan Motor Company Ltd. .........     1,686,327
     52,000   The Nomura Securities Company Ltd.        666,565
        130   NTT DoCoMo, Inc. ..................     1,527,545
      5,700   Orix Corporation ..................       510,591
      9,700   Promise Company Ltd. ..............       524,744
      4,900   Rohm Company Ltd. .................       635,961
     14,000   Shin-Etsu Chemical Company Ltd. ...       503,128
     57,000   Shionogi & Company Ltd. ...........       974,210
     28,500   Sony Corporation ..................     1,302,572
     46,400   Sumitomo Mitsui Banking Corporation       196,490
     89,000   Suzuki Motor Corporation ..........       973,798
     11,000   TDK Corporation ...................       518,694
     28,400   Tokyo Electron Ltd. ...............     1,393,347
    237,000   Toray Industries, Inc. ............       573,241
        148   UFJ Holdings, Inc. ................       326,354
                                                    -----------
                                                     24,469,219
                                                    -----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                              MANAGED GLOBAL SERIES

                                DECEMBER 31, 2001

                                                       VALUE
    SHARES                                           (NOTE 1)
 ------------                                        ---------
COMMON STOCKS -- (CONTINUED)
   KOREA -- 0.3%
      7,470   Samsung Electronics, GDR ..........   $   864,279
                                                    -----------
   MEXICO -- 0.7%
     44,800   America Movil S.A. de C.V., ADR+ ..       872,704
     25,800   Telefonos de Mexico S.A., Class L, ADR    903,516
                                                    -----------
                                                      1,776,220
                                                    -----------
   NETHERLANDS -- 3.3%
     24,142   Aegon N.V. ........................       653,462
     59,715   ASML Holding N.V.+ ................     1,037,856
     44,325   Heineken N.V. .....................     1,680,855
      9,500   Koninklijke (Royal) Philips
               Electronics N.V. .................       276,545
     37,600   Koninklijke (Royal) Philips Electronics
               N.V., ADR ........................     1,117,501
     30,700   Royal Dutch Petroleum Company .....     1,555,337
     28,800   Royal Dutch Petroleum Company,
               NY Shares ........................     1,411,776
     46,500   Vedior N.V. .......................       557,692
                                                    -----------
                                                      8,291,024
                                                    -----------
   NORWAY -- 0.7%
     20,500   Norsk Hydro ASA ...................       859,378
    148,000   Statoil ASA+ ......................     1,014,797
                                                    -----------
                                                      1,874,175
                                                    -----------
   RUSSIA -- 0.2%
     12,400   LUKOIL, ADR .......................       607,521
                                                    -----------
   SCOTLAND -- 0.7%
     68,100   Royal Bank of Scotland Group Plc ..     1,657,180
                                                    -----------
   SINGAPORE -- 1.1%
     66,000   DBS Group Holdings Ltd. ...........       493,258
     16,000   DBS Group Holdings Ltd., ADR ......       119,578
    370,000   Singapore Technologies Engineering Ltd.   470,891
  1,675,000   Singapore Telecommunications Ltd. .     1,596,534
    200,800   Singapore Telecommunications Ltd., CDR+   189,231
                                                    -----------
                                                      2,869,492
                                                    -----------
   SPAIN -- 1.0%
     59,100   Banco Bilbao Vizcaya Argentaria S.A.      731,436
     56,000   Industria de Diseno Textil S.A.+ ..     1,067,526
     36,414   Telefonica S.A. ...................       487,305
      5,202   Telefonica S.A., ADR+ .............       208,496
                                                    -----------
                                                      2,494,763
                                                    -----------
   SWEDEN -- 0.8%
     47,600   Assa Abloy AB, Class B ............       685,206
     64,500   ForeningsSparbanken AB ............       799,356
    115,000   Telefonaktiebolaget LM Ericsson, Class B  624,899
                                                    -----------
                                                      2,109,461
                                                    -----------
   SWITZERLAND -- 4.4%
     52,684   Compagnie Financiere Richemont AG .       978,926
     38,464   Credit Suisse Group ...............     1,640,226
      7,662   Holcim Ltd., Class B ..............     1,652,119
      2,930   Nestle S.A. .......................       624,722
     55,289   Novartis AG .......................     1,998,049
     20,518   Swiss Reinsurance+ ................     2,063,800
      6,274   Swisscom AG .......................     1,738,275
        800   Synthes-Stratec, Inc. .............       557,011
                                                    -----------
                                                     11,253,128
                                                    -----------
   TAIWAN -- 0.5%
     72,492   Taiwan Semiconductor Manufacturing
               Company Ltd., ADR+ ...............     1,244,688
                                                    -----------

                                                       VALUE
    SHARES                                           (NOTE 1)
 ------------                                        ---------
   UNITED KINGDOM -- 8.8%
    165,200   AstraZeneca Group Plc .............   $ 7,575,171
     20,800   AstraZeneca Group Plc, ADR ........       969,280
    155,916   BAE Systems Plc ...................       702,324
    686,000   Corus Group Plc+ ..................       718,858
     15,500   GlaxoSmithKline Plc ...............       388,690
     41,100   HBOS Plc ..........................       476,147
     90,500   Marks & Spencer Plc ...............       475,491
     42,500   Pearson Plc .......................       489,273
     68,100   Prudential Plc ....................       788,944
     80,500   Reuters Group Plc .................       796,693
    229,100   Shell Transport & Trading Company Plc   1,573,814
     32,000   Shire Pharmaceuticals Group Plc+ ..       400,530
     52,000   Smiths Group Plc ..................       512,364
    136,000   Unilever Plc ......................     1,116,360
  2,112,436   Vodafone Group Plc ................     5,526,354
                                                    -----------
                                                     22,510,293
                                                    -----------
   UNITED STATES -- 47.3%
     64,300   The AES Corporation+ ..............     1,051,305
     64,800   Agere Systems, Inc., Class A+ .....       368,712
     33,799   Agilent Technologies, Inc.+ .......       963,610
     29,800   Air Products and Chemicals, Inc. ..     1,397,918
     14,500   Alcoa, Inc. .......................       515,475
     62,500   The Allstate Corporation ..........     2,106,250
     19,200   Altera Corporation+ ...............       407,424
     15,500   Amazon.com, Inc.+ .................       167,710
     40,700   American Greetings Corporation, Class A   560,846
     23,975   American International Group, Inc.      1,903,615
      9,000   AmeriCredit Corporation+ ..........       283,950
     19,500   Anheuser-Busch Companies, Inc. ....       881,595
     49,000   AOL Time Warner, Inc.+ ............     1,572,900
     31,900   Applied Biosystems Group-Applera
               Corporation ......................     1,252,713
     76,800   Applied Materials, Inc.+ ..........     3,079,680
     58,300   Applied Micro Circuits Corporation+       659,956
     29,200   AT&T Corporation ..................       529,688
     62,700   Baker Hughes, Inc. ................     2,286,669
     33,000   Bank of America Corporation .......     2,077,350
         24   Berkshire Hathaway, Inc., Class A+      1,814,400
     15,000   Broadcom Corporation, Class A+ ....       614,700
     16,100   Brocade Communications Systems, Inc.+     533,232
     55,650   Cablevision Systems Corporation-Rainbow
               Media Group+ .....................     1,374,555
     35,500   Cablevision Systems New York Group,
               Class A+ .........................     1,684,475
     26,400   Cadence Design Systems, Inc.+ .....       578,688
     44,000   Campbell Soup Company .............     1,314,280
     32,800   Carnival Corporation ..............       921,024
     62,000   Charter Communications, Inc., Class A+  1,018,660
     26,000   CheckFree Corporation+ ............       468,000
     12,600   ChevronTexaco Corporation .........     1,129,086
     14,000   Cincinnati Financial Corporation ..       534,100
    186,800   Cisco Systems, Inc.+ ..............     3,382,948
     25,627   Citigroup, Inc. ...................     1,293,651
     11,900   The Clorox Company ................       470,645
     67,100   Compaq Computer Corporation .......       654,896
     21,800   Cox Communications, Inc., Class A+        913,638
     21,000   Credence Systems Corporation+ .....       389,970
     22,100   Dover Corporation .................       819,247
      2,000   The Dow Chemical Company ..........        67,560
     45,000   Edison International+ .............       679,500
        800   Electro Scientific Industries, Inc.+       24,008
      8,200   Eli Lilly & Company ...............       644,028
     39,600   Exxon Mobil Corporation ...........     1,556,280

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                              MANAGED GLOBAL SERIES

                                DECEMBER 31, 2001

                                                       VALUE
    SHARES                                           (NOTE 1)
 ------------                                        ---------
COMMON STOCKS -- (CONTINUED)
   UNITED STATES -- (CONTINUED)
     39,800   Fluor Corporation .................   $ 1,488,520
     19,400   Forest Laboratories, Inc.+ ........     1,589,830
      8,200   Gannett Company, Inc. .............       551,286
     11,500   Genentech, Inc.+ ..................       623,875
     14,600   General Electric Company ..........       585,168
     19,900   General Mills, Inc. ...............     1,034,999
     17,300   General Motors Corporation ........       840,780
     88,400   General Motors Corporation, Class H+    1,365,780
     31,400   Guidant Corporation+ ..............     1,563,720
     28,600   H.J. Heinz Company ................     1,176,032
     76,000   Hasbro, Inc. ......................     1,233,480
     57,800   Hewlett-Packard Company ...........     1,187,212
     44,000   Household International, Inc. .....     2,549,360
     16,700   Illinois Tool Works, Inc. .........     1,130,924
     44,400   IMC Global, Inc. ..................       577,200
     30,300   Intel Corporation .................       952,935
     14,000   International Paper Company .......       564,900
     28,500   J.P. Morgan Chase & Company .......     1,035,975
     19,400   Juniper Networks, Inc.+ ...........       367,630
     18,200   Kellogg Company ...................       547,820
      7,500   Kimberly-Clark Corporation ........       448,500
     50,700   KLA-Tencor Corporation+ ...........     2,512,692
     27,500   Kraft Foods, Inc., Class A ........       935,825
    150,252   Liberty Media Corporation, Class A+     2,103,528
     11,200   Linear Technology Corporation .....       437,248
    101,300   Lowe's Companies, Inc. ............     4,701,333
     60,400   Macromedia, Inc.+ .................     1,075,120
     16,400   McDonald's Corporation ............       434,108
     10,500   Medtronic, Inc. ...................       537,705
     34,400   Microsoft Corporation+ ............     2,279,688
     16,400   Motorola, Inc. ....................       246,328
     17,700   Navistar International Corporation+       699,150
     12,000   NIKE, Inc., Class B ...............       674,880
     25,300   NiSource, Inc. ....................       583,418
     57,600   Nortel Networks Corporation .......       432,000
     26,900   NRG Energy, Inc.+ .................       416,950
     25,500   PepsiCo, Inc. .....................     1,241,595
     86,375   Pfizer, Inc. ......................     3,442,044
     14,000   Philip Morris Companies, Inc. .....       641,900
     23,000   PMC-Sierra, Inc.+ .................       488,980
     23,000   The PMI Group, Inc. ...............     1,541,230
      3,900   The Principal Financial Group, Inc.+       93,600
     16,200   Raytheon Company ..................       526,014
     19,500   Robert Half International, Inc.+ ..       520,650
      9,500   Schlumberger Ltd. .................       522,025
     60,700   Sprint Corporation (PCS Group)+ ...     1,481,687
     47,500   Teradyne, Inc.+ ...................     1,431,650
     29,400   Texas Instruments, Inc. ...........       823,200
     13,900   TMP Worldwide, Inc.+ ..............       596,310
     15,500   Transocean Sedco Forex, Inc. ......       524,210
     17,000   UAL Corporation ...................       229,500
     13,300   United Parcel Service, Inc., Class B      724,850
     18,500   United Technologies Corporation ...     1,195,655
     26,400   Unocal Corporation ................       952,248
     36,900   USA Education, Inc. ...............     3,100,338
     54,900   USA Networks, Inc.+ ...............     1,499,319
     26,600   V.F. Corporation ..................     1,037,666
     26,900   VeriSign, Inc.+ ...................     1,023,276
     14,500   Viacom, Inc., Class B+ ............       640,175
     12,600   W.W. Grainger, Inc. ...............       604,800
     33,100   Wal-Mart Stores, Inc. .............     1,904,905
     24,600   The Walt Disney Company ...........       509,712
    147,550   Washington Mutual, Inc. ...........     4,824,885

                                                       VALUE
    SHARES                                           (NOTE 1)
 ------------                                        ---------
   UNITED STATES -- (CONTINUED)
     11,200   Weatherford International, Inc.+ ..   $   417,312
     35,400   Wells Fargo & Company .............     1,538,130
     60,000   Williams Companies, Inc. ..........     1,531,200
     13,000   Xilinx, Inc.+ .....................       507,650
     15,100   Yahoo!, Inc.+ .....................       267,874
                                                   ------------
                                                    120,819,426
                                                   ------------
              Total Common Stocks
               (Cost $273,667,623) ..............   246,502,102
                                                   ------------
PREFERRED STOCKS -- 0.1%
   AUSTRALIA -- 0.0%#
        125   News Corporation Ltd. .............           835
                                                   ------------
   BERMUDA -- 0.1%
 33,000,000   Sanwa International Finance
               Bermuda Trust ....................        97,255
 30,000,000   UFJ International Finance
               Bermuda Trust+** .................       151,076
                                                   ------------
                                                        248,331
                                                   ------------
              Total Preferred Stocks
               (Cost $579,532) ..................       249,166
                                                   ------------
  PRINCIPAL
   AMOUNT
------------
CORPORATE BONDS -- 0.4%
   UNITED STATES -- 0.4%
(Cost $1,398,795)
 $2,159,000   Amazon.com, Inc.,
               4.750% due 02/01/2009 ............     1,082,199
                                                   ------------
TOTAL INVESTMENTS (COST $275,645,950*) ..   97.1%   247,833,467
OTHER ASSETS AND LIABILITIES (NET) ......    2.9      7,417,215
                                           -----   ------------
NET ASSETS ..............................  100.0%  $255,250,682
                                           =====   ============
------------------------------
*   Aggregate cost for Federal tax purposes is $276,024,968.
** Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
+   Non-income producing security.
#   Amount is less than 0.1%.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                              MANAGED GLOBAL SERIES

                                DECEMBER 31, 2001


The industry classification of the Managed Global Series at December 31, 2001 was as follows:
                                      % OF            VALUE
INDUSTRY CLASSIFICATION            NET ASSETS       (NOTE 1)
-----------------------            ----------      ----------
Advertising ......................     0.1%        $  268,181
Aerospace/Defense ................     0.9          2,423,993
Airlines .........................     0.2            614,161
Apparel and Textiles .............     0.9          2,285,787
Automotive .......................     3.3          8,418,598
Banks ............................     4.6         11,803,088
Broadcast, Radio and Television ..     5.6         14,378,278
Building/Construction ............     1.5          3,899,241
Chemicals ........................     1.0          2,545,806
Computer Industry ................     5.0         12,757,541
Consumer Products ................     2.9          7,340,574
Diversified Operations ...........     0.5          1,205,689
Electronics ......................     4.5         11,422,182
Financial Services ...............     6.8         17,370,637
Food and Beverages ...............     3.7          9,437,723
Health Care ......................     1.2          3,024,198
Hotels/Resorts ...................     0.2            420,840
Insurance ........................     5.9         14,947,167
Leisure and Entertainment ........     0.6          1,430,736
Manufacturing ....................     4.2         10,749,031
Metals/Mining ....................     0.6          1,662,707
Oil and Gas ......................     6.1         15,519,172
Paper and Forest Products ........     0.3            825,731
Pharmaceuticals ..................     9.5         24,319,886
Printing/Publishing ..............     0.4          1,040,559
Real Estate ......................     1.4          3,704,992
Restaurants ......................     0.2            434,108
Retail ...........................     4.2         10,618,553
Semiconductors ...................     7.0         17,802,283
Services .........................     2.4          6,045,912
Telecommunications ...............    10.2         26,024,800
Utilities ........................     1.2          3,091,313
                                    ------       ------------
TOTAL INVESTMENTS ................    97.1%       247,833,467
OTHER ASSETS AND LIABILITIES (NET)     2.9          7,417,215
                                    ------       ------------
NET ASSETS .......................   100.0%      $255,250,682
                                    ======       ============


--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                 ADR --  American Depository Receipt
                 CDR --  Canadian Depository Receipt
                 GDR --  Global Depository Receipt
--------------------------------------------------------------------------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                             LARGE CAP VALUE SERIES

                                DECEMBER 31, 2001

                                                       VALUE
    SHARES                                           (NOTE 1)
 ------------                                        ---------
COMMON STOCKS -- 92.1%
   ADVERTISING -- 0.3%
     22,900   The Interpublic Group of
               Companies, Inc. ..................   $   676,466
                                                    -----------
   AEROSPACE/DEFENSE -- 1.3%
     54,300   United Technologies Corporation ...     3,509,409
                                                    -----------
   APPAREL AND TEXTILES -- 0.0%#
      2,800   V.F. Corporation ..................       109,228
                                                    -----------
   AUTOMOTIVE -- 0.5%
     32,600   Navistar International Corporation+     1,287,700
                                                    -----------
   BANKS -- 4.9%
     36,500   Bank of America Corporation .......     2,297,675
    147,600   Bank One Corporation ..............     5,763,780
     71,400   J.P. Morgan Chase & Company .......     2,595,390
     70,700   Wells Fargo & Company .............     3,071,915
                                                    -----------
                                                     13,728,760
                                                    -----------
   BROADCAST, RADIO AND TELEVISION -- 7.6%
     99,050   AOL Time Warner, Inc.+ ............     3,179,505
     59,350   Cablevision Systems Corporation-Rainbow
               Media Group+ .....................     1,465,945
     68,800   Cablevision Systems New York Group,
               Class A+ .........................     3,264,560
     37,700   Charter Communications, Inc., Class A+    619,411
     47,200   Cox Communications, Inc., Class A+      1,978,152
     20,900   Fox Entertainment Group, Inc., Class A+   554,477
     19,500   Gannett Company, Inc. .............     1,310,985
    247,700   Liberty Media Corporation, Class A+     3,467,800
    105,800   USA Networks, Inc.+ ...............     2,889,398
     38,600   Viacom, Inc., Class A+ ............     1,708,050
     11,500   Viacom, Inc., Class B+ ............       507,725
      5,800   Vivendi Universal SA, ADR .........       311,982
                                                    -----------
                                                     21,257,990
                                                    -----------
   CHEMICALS -- 0.9%
     37,500   Air Products and Chemicals, Inc. ..     1,759,125
     26,300   The Dow Chemical Company ..........       888,414
                                                    -----------
                                                      2,647,539
                                                    -----------
   COMPUTER INDUSTRY -- 5.2%
     21,300   Brocade Communications Systems, Inc.+     705,456
     33,700   Cadence Design Systems, Inc.+ .....       738,704
     64,600   CheckFree Corporation+ ............     1,162,800
    206,300   Cisco Systems, Inc.+ ..............     3,736,093
     63,400   DoubleClick, Inc.+ ................       718,956
     52,600   Hewlett-Packard Company ...........     1,080,404
      6,100   International Business Machines
               Corporation ......................       737,856
     38,700   Macromedia, Inc.+ .................       688,860
      9,500   Micromuse, Inc.+ ..................       142,500
     41,100   Microsoft Corporation+ ............     2,723,697
     61,300   VeriSign, Inc.+ ...................     2,331,852
                                                    -----------
                                                     14,767,178
                                                    -----------
   CONSUMER PRODUCTS -- 1.5%
     15,000   Avon Products, Inc. ...............       697,500
     36,100   The Clorox Company ................     1,427,755
     32,700   Hasbro, Inc. ......................       530,721
     34,000   Philip Morris Companies, Inc. .....     1,558,900
                                                    -----------
                                                      4,214,876
                                                    -----------

                                                       VALUE
    SHARES                                           (NOTE 1)
 ------------                                        ---------
   ELECTRONICS -- 4.0%
     79,591   Agilent Technologies, Inc.+ .......   $ 2,269,139
     98,800   Applied Biosystems Group-Applera
               Corporation ......................     3,879,876
     54,100   Emerson Electric Company ..........     3,089,110
     69,000   Koninklijke (Royal) Philips
               Electronics N.V. .................     2,008,590
                                                    -----------
                                                     11,246,715
                                                    -----------
   FINANCIAL SERVICES -- 7.8%
     40,500   AmeriCredit Corporation+ ..........     1,277,775
     28,593   Citigroup, Inc. ...................     1,443,375
      9,300   The Goldman Sachs Group, Inc. .....       862,575
     27,500   Household International, Inc.+ ....     1,593,350
     26,600   SunGard Data Systems, Inc.+ .......       769,538
    117,200   USA Education, Inc. ...............     9,847,144
    192,700   Washington Mutual, Inc. ...........     6,301,290
                                                    -----------
                                                     22,095,047
                                                    -----------
   FOOD AND BEVERAGES -- 5.4%
     45,800   Anheuser-Busch Companies, Inc. ....     2,070,618
    102,600   Campbell Soup Company .............     3,064,662
     33,900   General Mills, Inc. ...............     1,763,139
     59,100   H.J. Heinz Company ................     2,430,192
    114,900   Kellogg Company ...................     3,458,490
     20,600   Kraft Foods, Inc., Class A+ .......       701,018
     35,700   PepsiCo, Inc. .....................     1,738,233
                                                    -----------
                                                     15,226,352
                                                    -----------
   HEALTH CARE -- 3.9%
     53,900   Becton, Dickinson & Company .......     1,786,785
     99,074   Guidant Corporation+ ..............     4,933,885
     82,300   Medtronic, Inc. ...................     4,214,583
        800   PacifiCare Health Systems, Inc.+ ..        12,800
                                                    -----------
                                                     10,948,053
                                                    -----------
   INSURANCE -- 4.7%
      4,100   ACE Ltd. ..........................       164,615
     56,700   The Allstate Corporation ..........     1,910,790
         45   Berkshire Hathaway, Inc., Class A+      3,402,000
     36,100   Cincinnati Financial Corporation ..     1,377,215
     11,000   Everest Re Group Ltd. .............       777,700
     19,300   The Hartford Financial Services
               Group, Inc. ......................     1,212,619
     21,000   The PMI Group, Inc. ...............     1,407,210
     11,200   The Principal Financial Group, Inc.+      268,800
     30,900   XL Capital Ltd., Class A ..........     2,823,024
                                                    -----------
                                                     13,343,973
                                                    -----------
   LEISURE AND ENTERTAINMENT -- 0.9%
     57,900   Carnival Corporation ..............     1,625,832
     41,700   The Walt Disney Company ...........       864,024
                                                    -----------
                                                      2,489,856
                                                    -----------
   MANUFACTURING -- 4.4%
     20,300   Alcoa, Inc. .......................       721,665
     19,000   Dover Corporation .................       704,330
     99,900   General Electric Company ..........     4,003,992
     35,000   Illinois Tool Works, Inc. .........     2,370,200
     20,000   Ingersoll-Rand Company ............       836,200
     64,400   Tyco International Ltd. ...........     3,793,160
                                                    -----------
                                                     12,429,547
                                                    -----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                             LARGE CAP VALUE SERIES

                                DECEMBER 31, 2001
                                                       VALUE
    SHARES                                           (NOTE 1)
 ------------                                        ---------
COMMON STOCKS -- (CONTINUED)
   OIL AND GAS -- 7.6%
     97,100   Baker Hughes, Inc. ................   $ 3,541,237
     17,200   BJ Services Company+ ..............       558,140
    103,900   Exxon Mobil Corporation ...........     4,083,270
     22,000   Kinder Morgan Management, LLC+ ....       833,800
     37,200   Royal Dutch Petroleum Company,
               NY Shares ........................     1,823,544
     22,500   Schlumberger Ltd. .................     1,236,375
     51,500   Shell Transport & Trading Company, ADR  2,134,675
     20,600   Transocean Sedco Forex, Inc. ......       696,692
     48,100   Unocal Corporation ................     1,734,967
     37,500   Weatherford International, Inc.+ ..     1,397,250
    135,200   Williams Companies, Inc. ..........     3,450,304
                                                   ------------
                                                     21,490,254
                                                   ------------
   PAPER AND FOREST PRODUCTS -- 0.2%
     13,000   Bowater, Inc. .....................       620,100
                                                   ------------
   PHARMACEUTICALS -- 7.6%
    160,500   AstraZeneca Group Plc, ADR ........     7,479,300
     13,700   Eli Lilly & Company ...............     1,075,998
     44,600   Forest Laboratories, Inc.+ ........     3,654,970
     14,000   Genentech, Inc.+ ..................       759,500
      9,000   Millennium Pharmaceuticals, Inc.+ .       220,590
    203,300   Pfizer, Inc. ......................     8,101,505
                                                   ------------
                                                     21,291,863
                                                   ------------
   PRINTING/PUBLISHING -- 0.2%
     10,400   Knight-Ridder, Inc. ...............       675,272
                                                   ------------
   RESTAURANTS -- 0.5%
     55,300   McDonald's Corporation ............     1,463,791
                                                   ------------
   RETAIL -- 3.2%
     80,900   Amazon.com, Inc.+ .................       875,338
     69,200   Dollar General Corporation ........     1,031,080
    124,500   Lowe's Companies, Inc. ............     5,778,045
     19,500   Wal-Mart Stores, Inc. .............     1,122,225
      7,400   Williams-Sonoma, Inc.+ ............       317,460
                                                   ------------
                                                      9,124,148
                                                   ------------
   SEMICONDUCTORS -- 8.3%
    106,500   Agere Systems, Inc., Class A+ .....       605,985
     31,000   Altera Corporation+ ...............       657,820
    156,100   Applied Materials, Inc.+ ..........     6,259,610
     61,500   Applied Micro Circuits Corporation+       696,180
     40,000   ASML Holding N.V.+ ................       682,000
     19,000   Broadcom Corporation, Class A+ ....       778,620
      9,900   Credence Systems Corporation+ .....       183,843
     50,800   Intel Corporation .................     1,597,660
     60,600   KLA-Tencor Corporation+ ...........     3,003,336
     21,500   Linear Technology Corporation .....       839,360
        300   MIPS Technologies, Inc., Class A+ .         2,592
      6,500   MIPS Technologies, Inc., Class B+ .        51,870
     19,600   Novellus Systems, Inc.+ ...........       773,220
     63,600   PMC-Sierra, Inc.+ .................     1,352,136
    121,800   Teradyne, Inc.+ ...................     3,671,052
     52,560   Texas Instruments, Inc. ...........     1,471,680
     20,900   Xilinx, Inc.+ .....................       816,145
                                                   ------------
                                                     23,443,109
                                                   ------------

                                                       VALUE
    SHARES                                           (NOTE 1)
 ------------                                        ---------
   SERVICES -- 2.7%
      9,600   Ecolab, Inc. ......................   $   386,400
     58,300   Fluor Corporation .................     2,180,420
     93,500   Quintiles Transnational Corporation+    1,503,480
     44,600   Robert Half International, Inc.+ ..     1,190,820
     31,000   Sabre Holdings Corporation+ .......     1,312,850
     24,200   TMP Worldwide, Inc.+ ..............     1,038,180
                                                   ------------
                                                      7,612,150
                                                   ------------
   TELECOMMUNICATIONS -- 5.7%
     62,200   AT&T Corporation ..................     1,128,308
     67,500   Corning, Inc. .....................       602,100
     68,100   General Motors Corporation, Class H+    1,052,145
     33,600   JDS Uniphase Corporation+ .........       293,328
    236,200   Nokia Oyj, ADR ....................     5,793,986
    114,500   Nortel Networks Corporation+ ......       858,750
      9,000   QUALCOMM, Inc.+ ...................       454,500
     38,700   SBC Communications, Inc. ..........     1,515,879
     33,400   Sprint Corporation ................       670,672
    136,900   Sprint Corporation (PCS Group)+         3,341,729
     23,500   Telefonaktiebolaget LM Ericsson AB, ADR   122,670
     44,696   Williams Communications Group, Inc.+      105,036
                                                   ------------
                                                     15,939,103
                                                   ------------
   UTILITIES -- 2.8%
    220,900   The AES Corporation+ ..............     3,611,715
     22,100   Cinergy Corporation ...............       738,803
    113,500   Edison International+ .............     1,713,850
     37,500   NiSource, Inc. ....................       864,750
     66,300   NRG Energy, Inc.+ .................     1,027,650
                                                   ------------
                                                      7,956,768
                                                   ------------
              Total Common Stocks
               (Cost $256,912,739) ..............   259,595,247
                                                   ------------
PREFERRED STOCKS -- 0.2%
(Cost $489,363)
   FINANCIAL SERVICES -- 0.2%
     13,500   Equity Securities Trust I, Convertible    600,750
                                                   ------------

   PRINCIPAL
    AMOUNT
------------
CONVERTIBLE BONDS -- 0.5%
   METALS/MINING -- 0.3%
   $700,000   Freeport-McMoRan Copper & Gold, Inc.,
               8.250% due 01/31/2006** ..........       846,125
                                                   ------------
   TELECOMMUNICATIONS -- 0.2%
    609,000   Nortel Networks Corporation,
               4.250% due 09/01/2008** ..........       593,014
                                                   ------------
              Total Convertible Bonds
               (Cost $1,412,130) ................     1,439,139
                                                   ------------
TOTAL INVESTMENTS (COST $258,814,232*)      92.8%   261,635,136
OTHER ASSETS AND LIABILITIES (NET) ......    7.2     20,414,212
                                           -----   ------------
NET ASSETS ..............................  100.0%  $282,049,348
                                           =====   ============
------------------------------
*   Aggregate cost for Federal tax purposes is $262,111,509.
** Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
+   Non-income producing security.
#   Amount is less than 0.01%.

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                 ADR --  American Depository Receipt
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
                                  THE GCG TRUST
                               HARD ASSETS SERIES

                                DECEMBER 31, 2001
                                                       VALUE
    SHARES                                           (NOTE 1)
 ------------                                        ---------
COMMON STOCKS -- 97.0%
   BUILDING/CONSTRUCTION -- 4.3%
    169,900   CSR Ltd. ..........................   $   590,525
      6,399   Technip-Coflexip S.A. .............       854,628
                                                    -----------
                                                      1,445,153
                                                    -----------
   CHEMICALS -- 6.7%
     49,580   The Dow Chemical Company ..........     1,674,812
     11,500   PPG Industries, Inc. ..............       594,780
                                                    -----------
                                                      2,269,592
                                                    -----------
   DIVERSIFIED MINERALS -- 4.9%
     64,800   Anglo American Plc ................       981,775
     62,600   Antofagasta Plc ...................       480,144
     17,250   EuroZinc Mining Corporation+ ......         1,729
    338,200   M.I.M. Holdings Ltd.+ .............       197,357
                                                    -----------
                                                      1,661,005
                                                    -----------
   FOOD AND BEVERAGES -- 4.9%
    176,550   BRL Hardy Ltd. ....................       998,631
    167,700   Southcorp Ltd. ....................       648,119
                                                    -----------
                                                      1,646,750
                                                    -----------
   GOLD/MINING -- 4.4%
      5,100   AngloGold Ltd. ....................       179,425
    630,800   Brazilian Resources, Inc.+** ......        23,710
     34,100   Franco Nevada Mining Corporation Ltd.+    503,085
     95,900   Gold Fields Ltd. ..................       459,713
     16,100   Newmont Mining Corporation ........       307,671
                                                    -----------
                                                      1,473,604
                                                    -----------
   MANUFACTURING -- 12.2%
     18,600   Alcoa, Inc. .......................       661,230
    161,300   Amcor Ltd. ........................       590,358
     63,300   Pohang Iron & Steel Company Ltd., ADR   1,455,900
     89,600   Wesfarmers Ltd. ...................     1,421,362
                                                    -----------
                                                      4,128,850
                                                    -----------
   METALS/MINING -- 3.7%
     34,100   Compania de Minas Buenaventura S.A.u.,
               ADR ..............................       706,893
     28,800   Rio Tinto Ltd. ....................       548,505
                                                    -----------
                                                      1,255,398
                                                    -----------
   OIL/GAS - EQUIPMENT AND SERVICES -- 2.4%
    166,000   Saipem S.p.A. .....................       810,993
                                                    -----------
   OIL/GAS - EXPLORATION -- 6.7%
      3,500   Alberta Energy Company Ltd. .......       131,930
     17,600   Canadian Natural Resources Ltd. ...       422,397
      1,934   Forest Oil Corporation+ ...........        54,558
     21,600   Penn West Petroleum Ltd.+ .........       479,020
     36,630   Rio Alto Exploration Ltd.+ ........       429,116
     25,500   Shell Canada Ltd., Class A ........       730,849
    196,000   Windsor Energy Corporation+ .......             0
                                                    -----------
                                                      2,247,870
                                                    -----------
   OIL/GAS - INTEGRATED -- 40.9%
     44,670   BP Amoco Plc, ADR .................     2,077,602
     10,300   ChevronTexaco Corporation .........       922,983
     89,000   ENI S.p.A. ........................     1,113,451
     49,566   Exxon Mobil Corporation ...........     1,947,944
     24,800   LUKOIL, ADR .......................     1,215,042
     20,100   Occidental Petroleum Corporation ..       533,253
     13,000   Petro-Canada ......................       320,142
     89,090   Shell Transport & Trading Company Plc     612,008


                                                       VALUE
    SHARES                                           (NOTE 1)
 ------------                                        ---------
   OIL/GAS - INTEGRATED -- (CONTINUED)
     62,800   Suncor Energy, Inc. ...............   $ 2,061,519
      8,400   TotalFinaElf S.A. .................     1,199,658
     23,400   YUKOS, ADR ........................     1,815,840
                                                    -----------
                                                     13,819,442
                                                    -----------
   OIL/GAS - REFINING -- 0.0%#
     42,500   S.P. Interoil +** .................             0
                                                    -----------
   PAPER AND FOREST PRODUCTS -- 4.5%
     83,800   Aracruz Celulose S.A., ADR ........     1,523,484
                                                    -----------
   PLATINUM/MINING -- 1.4%
      6,000   Anglo American Platinum Corporation Ltd.  223,494
      5,540   Impala Platinum Holdings Ltd. .....       259,750
                                                    -----------
                                                        483,244
                                                    -----------
   SERVICES -- 0.0%#
      4,408   Online Advantage Ltd.+ ............            63
                                                    -----------
              Total Common Stocks
               (Cost $33,897,022) ...............    32,765,448
                                                    -----------
WARRANTS -- 0.0%#
        604   Forest Oil Corporation+^ ..........         6,100
        604   Forest Oil Corporation+^ ..........         5,161
                                                    -----------
              Total Warrants
               (Cost $104,252) ..................        11,261
                                                    -----------
TOTAL INVESTMENTS (COST $34,001,274*) ...   97.0%    32,776,709
OTHER ASSETS AND LIABILITIES (NET) ......    3.0      1,009,976
                                           -----    -----------
NET ASSETS ..............................  100.0%   $33,786,685
                                           =====    ===========
------------------------------
 * Aggregate cost for Federal tax purposes is $34,311,858.
** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
 ^ Illiquid security.
+  Non-income producing security.
#  Amount is less than 0.1%.

The summary of investments by country at December 31, 2001 was as follows:

                                   % OF TOTAL
 COUNTRY                           INVESTMENTS    MARKET VALUE
--------                           -----------    ------------
Australia .........................   15.2%         $4,994,919
Brazil ............................    4.6          1,523,484
Canada ............................   15.6          5,103,498
France ............................    6.3          2,054,286
Italy .............................    5.9          1,924,444
Korea .............................    4.4          1,455,900
Peru ..............................    2.2            706,893
Russia ............................    9.2          3,030,882
South Africa ......................    3.4          1,122,382
United Kingdom ....................   12.7          4,151,529
United States .....................   20.5          6,708,492
                                    ------        -----------
                                     100.0%       $32,776,709
                                    ======        ===========

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                 ADR --  American Depository Receipt
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                           DIVERSIFIED MID-CAP SERIES

                                DECEMBER 31, 2001
                                                       VALUE
    SHARES                                           (NOTE 1)
 ------------                                        ---------
COMMON STOCKS -- 96.7%
   ADVERTISING -- 1.3%
      4,138   The Interpublic Group of Companies,
               Inc. .............................   $   122,237
        800   Lamar Advertising Company+ ........        33,872
      6,600   Omnicom Group, Inc. ...............       589,710
                                                    -----------
                                                        745,819
                                                    -----------
   AEROSPACE/DEFENSE -- 1.5%
        900   Goodrich Corporation ..............        23,958
      2,400   Lockheed Martin Corporation .......       112,008
      7,100   Northrop Grumman Corporation ......       715,751
                                                    -----------
                                                        851,717
                                                    -----------
   AIRLINES -- 1.9%
     13,600   AMR Corporation+ ..................       301,512
      2,900   Atlantic Coast Airlines Holdings, Inc.+    67,541
      4,800   Delta Air Lines, Inc. .............       140,448
     27,300   Northwest Airlines Corporation+ ...       428,610
      6,100   Ryanair Holdings Plc, ADR+ ........       195,505
                                                    -----------
                                                      1,133,616
                                                    -----------
   APPAREL AND TEXTILES -- 0.1%
      1,100   OshKosh B'Gosh, Inc., Class A .....        46,134
                                                    -----------
   AUTOMOTIVE -- 1.8%
      3,400   AutoZone, Inc.+ ...................       244,120
      6,700   Group 1 Automotive, Inc.+ .........       191,017
      5,600   Insurance Auto Auctions, Inc.+ ....        81,256
      4,900   Keystone Automotive Industries, Inc.+      82,957
      7,600   Navistar International Corporation+       300,200
        600   O'Reilly Automotive, Inc.+ ........        21,882
      3,000   TRW, Inc. .........................       111,120
                                                    -----------
                                                      1,032,552
                                                    -----------
   BANKS -- 6.8%
      2,800   Astoria Financial Corporation .....        74,088
     27,700   Banknorth Group, Inc. .............       623,804
     11,900   Commerce Bancorp, Inc. ............       468,146
      8,100   East West Bancorp, Inc. ...........       208,575
      9,600   Hudson City Bancorp, Inc.                 252,960
     23,600   Huntington Bancshares, Inc. .......       405,684
      2,900   Mercantile Bankshares Corporation .       124,816
     12,000   North Fork Bancorporation, Inc. ...       383,880
     14,100   PNC Financial Services Group ......       792,420
      7,800   SouthTrust Corporation                    192,426
     24,300   Sovereign Bancorp, Inc. ...........       297,432
      6,340   Washington Federal, Inc. ..........       163,445
                                                    -----------
                                                      3,987,676
                                                    -----------
   BROADCAST, RADIO AND TELEVISION -- 1.8%
      2,600   The E.W. Scripps Company, Class A .       171,600
     22,600   Fox Entertainment Group, Inc., Class A+   599,578
      6,900   Univision Communications, Inc., Class A+  279,174
                                                    -----------
                                                      1,050,352
                                                    -----------
   BUILDING/CONSTRUCTION -- 3.0%
     17,600   Centex Corporation ................     1,004,784
      7,100   D.R. Horton, Inc. .................       230,466
     12,500   Masco Corporation .................       306,250
      1,100   The Ryland Group, Inc. ............        80,520
      5,100   Standard-Pacific Corporation ......       124,032
                                                    -----------
                                                      1,746,052
                                                    -----------
   CHEMICALS -- 2.2%
      3,800   Cytec Industries, Inc.+ ...........       102,600
      4,300   Georgia Gulf Corporation ..........        79,550
     29,700   Lyondell Chemical Company .........       425,601

                                                       VALUE
    SHARES                                           (NOTE 1)
 ------------                                        ---------
   CHEMICALS -- (CONTINUED)
     31,600   Millennium Chemicals, Inc. ........   $   398,160
     21,500   Solutia, Inc. .....................       301,430
                                                    -----------
                                                      1,307,341
                                                    -----------
   COMPUTER INDUSTRY -- 4.2%
      8,900   Adobe Systems, Inc. ...............       276,345
     15,500   Apple Computer, Inc.+ .............       339,450
      1,200   Avocent Corporation+ ..............        29,100
      7,100   Brocade Communications Systems, Inc.+     235,152
      9,600   Cadence Design Systems, Inc.+ .....       210,432
      6,600   Ceridian Corporation+ .............       123,750
      3,900   Computer Associates International, Inc.   134,511
      3,700   Computer Sciences Corporation+ ....       181,226
      3,000   Diebold, Inc. .....................       121,320
      3,800   Inforte Corporation+ ..............        53,086
      1,100   Network Appliance, Inc.+ ..........        24,057
      8,700   Network Associates, Inc.+ .........       224,895
      2,900   RadiSys Corporation+ ..............        57,014
      6,300   Redback Networks, Inc.+ ...........        24,885
     21,400   Sybase, Inc.+ .....................       337,264
      4,800   Vastera, Inc.+ ....................        79,728
      2,300   Yahoo!, Inc.+ .....................        40,802
                                                    -----------
                                                      2,493,017
                                                    -----------
   CONSUMER PRODUCTS -- 6.0%
      5,000   Avery Dennison Corporation ........       282,650
      4,800   Avon Products, Inc. ...............       223,200
     20,000   The Black & Decker Corporation ....       754,600
     21,700   The Estee Lauder Companies, Inc., Class A 695,702
      6,400   The Gillette Company ..............       213,760
      3,300   Pactiv Corporation+ ...............        58,575
     27,900   Snap-On, Inc. .....................       939,114
      2,800   The Stanley Works .................       130,396
      3,200   Whirlpool Corporation .............       234,656
                                                    -----------
                                                      3,532,653
                                                    -----------
   ELECTRONICS -- 4.2%
      2,900   Applied Biosystems Group-Applera
               Corporation ......................       113,883
      2,500   Avnet, Inc. .......................        63,675
      2,400   Hubbell, Inc., Class B ............        70,512
        900   International Game Technology+ ....        61,470
      2,200   Jabil Circuit, Inc.+ ..............        49,984
      1,800   L-3 Communications Holdings, Inc.+        162,000
      6,300   Millipore Corporation .............       382,410
      3,300   Numerical Technologies, Inc.+ .....       116,160
      3,500   Optimal Robotics Corporation, Class A+    124,075
      6,300   Parker-Hannifin Corporation .......       289,233
      2,000   PerkinElmer, Inc. .................        70,040
      2,000   Polycom, Inc.+ ....................        68,800
      6,050   Symbol Technologies, Inc. .........        96,074
      3,200   Tektronix, Inc.+ ..................        82,496
     24,300   Thermo Electron Corporation+ ......       579,798
      2,900   Waters Corporation+ ...............       112,375
                                                    -----------
                                                      2,442,985
                                                    -----------
   FINANCIAL SERVICES -- 3.1%
      6,400   Federated Investors, Inc., Class B        204,032
     10,550   MBIA, Inc. ........................       565,796
      1,150   Neuberger Berman, Inc. ............        50,485
      1,800   The New Dun & Bradstreet Corporation+      63,540
      6,000   SEI Investments Company ...........       270,660
      7,900   SunGard Data Systems, Inc.+ .......       228,547
      1,500   USA Education, Inc. ...............       126,030
      9,900   Waddell & Reed Financial, Inc., Class A   318,780
                                                    -----------
                                                      1,827,870
                                                    -----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                           DIVERSIFIED MID-CAP SERIES

                                DECEMBER 31, 2001
                                                       VALUE
    SHARES                                           (NOTE 1)
 ------------                                        ---------
COMMON STOCKS -- (CONTINUED)
   FOOD AND BEVERAGES -- 0.9%
      2,900   Archer-Daniels-Midland Company ....   $    41,615
      5,920   Dean Foods Company ................       403,744
        800   McCormick & Company, Inc. .........        33,576
      1,300   Wrigley (W.M.) Jr. Company ........        66,781
                                                    -----------
                                                        545,716
                                                    -----------
   HEALTH CARE -- 6.3%
      4,400   AdvancePCS+ .......................       129,140
      4,100   Anthem, Inc.+ .....................       202,950
      5,800   Becton, Dickinson & Company .......       192,270
      9,850   Biomet, Inc. ......................       304,365
      1,400   C.R. Bard, Inc. ...................        90,300
        700   Community Health Systems+ .........        17,850
     18,800   First Health Group Corporation+ ...       465,112
     13,300   Guidant Corporation+ ..............       662,340
     19,100   HEALTHSOUTH Corporation+ ..........       283,062
     10,100   Manor Care, Inc.+ .................       239,471
      9,100   McKesson Corporation ..............       340,340
      3,100   St. Jude Medical, Inc.+ ...........       240,715
      4,000   Tenet Healthcare Corporation+ .....       234,880
      3,959   Viasys Healthcare, Inc.+ ..........        80,011
      1,000   Wellpoint Health Networks, Inc.+ ..       116,850
      4,200   Zimmer Holdings, Inc.+ ............       128,268
                                                    -----------
                                                      3,727,924
                                                    -----------
   HOTELS/RESORTS -- 1.0%
     15,500   Harrah's Entertainment, Inc.+ .....       573,655
                                                    -----------
   INSURANCE -- 3.7%
      7,600   AFLAC, Inc. .......................       186,656
      4,700   Allmerica Financial Corporation ...       209,385
      9,900   Ambac Financial Group, Inc. .......       572,814
      1,400   Cincinnati Financial Corporation ..        53,410
      3,900   The Hartford Financial Services
               Group, Inc. ......................       245,037
      7,200   Protective Life Corporation .......       208,296
     13,700   Radian Group, Inc. ................       588,415
      6,500   UICI+ .............................        87,750
                                                    -----------
                                                      2,151,763
                                                    -----------
   MANUFACTURING -- 4.6%
      8,600   Alcan, Inc. .......................       308,998
      3,200   American Standard Companies, Inc.+        218,336
      5,100   Danaher Corporation ...............       307,581
      1,300   Eaton Corporation .................        96,733
      8,600   Fleetwood Enterprises, Inc.+ ......        97,438
     13,900   Furniture Brands International, Inc.+     445,078
      7,200   Ingersoll-Rand Company ............       301,032
     12,800   Leggett & Platt, Inc. .............       294,400
        500   NACCO Industries, Inc., Class A ...        28,395
      3,300   SPX Corporation+ ..................       451,770
      4,300   York International Corporation ....       163,959
                                                    -----------
                                                      2,713,720
                                                    -----------
   METALS/MINING -- 0.5%
      3,800   Century Aluminum Company ..........        50,768
     21,100   Goldcorp, Inc. ....................       256,787
                                                    -----------
                                                        307,555
                                                    -----------
   OIL AND GAS -- 6.7%
      5,200   Baker Hughes, Inc. ................       189,644
      3,600   BJ Services Company+ ..............       116,820
     16,100   Conoco, Inc. ......................       455,630
      8,800   ENSCO International, Inc. .........       218,680
      5,500   Nabors Industries, Inc.+ ..........       188,815
      1,200   National-Oilwell, Inc.+ ...........        24,732

                                                       VALUE
    SHARES                                           (NOTE 1)
 ------------                                        ---------
   OIL AND GAS -- (CONTINUED)
      2,200   Noble Drilling Corporation+ .......   $    74,888
      4,880   Phillips Petroleum Company ........       294,069
     14,300   Praxair, Inc. .....................       790,075
      4,200   Precision Drilling Corporation+ ...       108,444
      1,900   Rowan Companies, Inc.+ ............        36,803
        800   Smith International, Inc.+ ........        42,896
     17,600   Suncor Energy, Inc. ...............       579,744
      2,300   Talisman Energy, Inc. .............        87,055
      6,800   Valero Energy Corporation .........       259,216
     10,700   Weatherford International, Inc.+ ..       398,682
      1,500   Westcoast Energy, Inc. ............        39,645
                                                    -----------
                                                      3,905,838
                                                    -----------
   PAPER AND FOREST PRODUCTS -- 3.1%
      5,100   Boise Cascade Corporation .........       173,451
      4,000   Bowater, Inc. .....................       190,800
     18,000   Delta and Pine Land Company .......       407,340
      9,490   Georgia-Pacific Corporation .......       262,019
      2,500   International Paper Company .......       100,875
      2,300   The Mead Corporation ..............        71,047
     10,600   Smurfit-Stone Container Corporation+      169,282
      3,200   Temple-Inland, Inc. ...............       181,536
      9,500   Westvaco Corporation ..............       270,275
                                                    -----------
                                                      1,826,625
                                                    -----------
   PHARMACEUTICALS -- 3.3%
      3,300   Alkermes, Inc.+ ...................        86,988
      2,400   Allergan, Inc. ....................       180,120
      4,300   Applera Corporation-Celera Genomics
               Group+ ...........................       114,767
      3,400   Caremark Rx, Inc.+ ................        55,454
      2,300   Cephalon, Inc.+ ...................       173,845
        800   Enzon, Inc.+ ......................        45,024
        300   Forest Laboratories, Inc.+ ........        24,585
      4,900   Gilead Sciences, Inc.+ ............       322,028
      3,200   Human Genome Sciences, Inc.+ ......       107,904
      4,400   IDEC Pharmaceuticals Corporation+ .       303,292
        500   Invitrogen Corporation+ ...........        30,965
      3,900   MedImmune, Inc.+ ..................       180,765
      3,300   Millennium Pharmaceuticals, Inc.+ .        80,883
      2,000   Mylan Laboratories, Inc. ..........        75,000
      2,800   Protein Design Labs, Inc.+ ........        92,204
        300   Sepracor, Inc.+ ...................        17,118
      1,400   Vertex Pharmaceuticals, Inc.+ .....        34,426
                                                    -----------
                                                      1,925,368
                                                    -----------
   PRINTING/PUBLISHING -- 0.3%
      3,700   The New York Times Company, Class A       160,025
                                                    -----------
   REAL ESTATE INVESTMENT TRUSTS -- 2.0%
      6,100   Apartment Investment & Management
               Company, Class A .................       278,953
     17,100   Duke-Weeks Realty Corporation .....       416,043
     13,100   Equity Office Properties Trust ....       394,048
      5,000   Reckson Associates Realty Corporation     116,800
                                                    -----------
                                                      1,205,844
                                                    -----------
   RESTAURANTS -- 1.4%
      3,000   CEC Entertainment, Inc.+ ..........       130,170
      2,100   Darden Restaurants, Inc. ..........        74,340
      5,300   Outback Steakhouse, Inc.+ .........       181,525
      2,500   P.F. Chang's China Bistro, Inc.+ ..       118,250
     11,400   Wendy's International, Inc. .......       332,538
                                                    -----------
                                                        836,823
                                                    -----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                           DIVERSIFIED MID-CAP SERIES

                                DECEMBER 31, 2001
                                                       VALUE
    SHARES                                           (NOTE 1)
 ------------                                        ---------
COMMON STOCKS -- (CONTINUED)
   RETAIL -- 5.0%
      4,400   Abercrombie & Fitch Company, Class A+   $ 116,732
     11,800   Albertson's, Inc. .................       371,582
      3,600   American Eagle Outfitters, Inc.+ ..        94,212
     12,100   Bed Bath & Beyond, Inc.+ ..........       410,190
      4,800   Best Buy Company, Inc.+ ...........       357,504
      2,400   BJ's Wholesale Club, Inc.+ ........       105,840
      1,600   Borders Group, Inc.+ ..............        31,744
      1,100   CDW Computer Centers, Inc.+ .......        59,081
      2,700   Chico's FAS, Inc.+ ................       107,190
      2,400   Circuit City Stores, Inc. - CarMax Group+  54,576
      1,900   Dollar Tree Stores, Inc.+ .........        58,729
      6,800   Duane Reade, Inc.+ ................       206,380
      3,000   Federated Department Stores, Inc.+        122,700
      2,600   Insight Enterprises, Inc.+ ........        63,960
     21,700   Kmart Corporation+ ................       118,482
      1,500   Michaels Stores, Inc.+ ............        49,425
      3,900   Pacific Sunwear of California, Inc.+       79,638
      9,000   Rite Aid Corporation+ .............        45,540
      4,500   Talbots, Inc. .....................       163,125
      4,100   Tech Data Corporation+ ............       177,448
      1,700   Too, Inc.+ ........................        46,750
      1,700   Williams-Sonoma, Inc.+ ............        72,930
                                                    -----------
                                                      2,913,758
                                                    -----------
   SEMICONDUCTORS -- 5.7%
     16,100   Advanced Micro Devices, Inc.+ .....       255,346
     48,400   Agere Systems, Inc., Class A+ .....       275,396
      8,300   Altera Corporation+ ...............       176,126
      3,200   Atmel Corporation+ ................        25,344
      3,500   Axcelis Technologies, Inc.+ .......        45,115
      1,200   Broadcom Corporation, Class A+ ....        49,176
      1,700   DuPont Photomasks, Inc.+ ..........        73,865
      6,300   Fairchild Semiconductor Corporation,
               Class A+ .........................       177,660
      6,900   Integrated Device Technology, Inc.+       183,471
      5,100   Intersil Corporation, Class A+ ....       164,475
      9,500   KLA-Tencor Corporation+ ...........       470,820
      6,400   Lam Research Corporation+ .........       148,608
      6,300   Lattice Semiconductor Corporation+        129,591
     19,800   LSI Logic Corporation+ ............       312,444
      2,900   National Semiconductor Corporation+        89,291
      6,100   NVIDIA Corporation+ ...............       408,090
      1,200   QLogic Corporation+ ...............        53,412
      1,400   Semtech Corporation+ ..............        49,966
      3,400   Silicon Laboratories, Inc.+ .......       114,614
      4,000   Teradyne, Inc.+ ...................       120,560
                                                    -----------
                                                      3,323,370
                                                    -----------
   SERVICES -- 2.3%
      4,300   ChoicePoint, Inc.+ ................       217,967
      2,500   Ecolab, Inc. ......................       100,625
      9,700   Fluor Corporation .................       362,780
      5,100   The InterCept Group, Inc.+ ........       208,590
      1,400   Manpower, Inc. ....................        47,194
      5,900   Sabre Holdings Corporation+ .......       249,865
      7,800   Viad Corporation ..................       184,704
                                                    -----------
                                                      1,371,725
                                                    -----------
   TELECOMMUNICATIONS -- 3.0%
      2,200   CenturyTel, Inc. ..................        72,160
     50,300   Citizens Communications Company+ ..       536,198
     16,800   Comverse Technology, Inc.+ ........       375,816
     27,200   Enterasys Networks, Inc.+ .........       240,720
      7,200   Finisar Corporation+ ..............        73,224

                                                       VALUE
    SHARES                                           (NOTE 1)
 ------------                                        ---------
   TELECOMMUNICATIONS -- (CONTINUED)
      4,300   Metro One Telecommunications, Inc.+    $  130,075
      6,900   Motorola, Inc. ....................       103,638
     10,300   Spectrasite Holdings, Inc.+ .......        36,977
      6,600   Triton PCS Holdings, Inc., Class A+       193,710
                                                     ----------
                                                      1,762,518
                                                     ----------
   TRANSPORTATION -- 1.3%
      3,400   Canadian National Railway Company .       164,152
      5,600   CSX Corporation ...................       196,280
      4,000   Expeditors International of
               Washington, Inc. .................       227,800
      1,300   Genesee & Wyoming, Inc., Class A+ .        42,445
      2,500   Union Pacific Corporation .........       142,500
                                                     ----------
                                                        773,177
                                                     ----------
   UTILITIES -- 7.1%
     34,800   The AES Corporation+ ..............       568,981
      3,000   American Electric Power Company, Inc.     130,590
      5,600   Covanta Energy Corporation+ .......        25,312
      2,200   DPL, Inc. .........................        52,976
      8,500   Entergy Corporation ...............       332,435
     33,400   FirstEnergy Corporation ...........     1,168,332
      4,600   Kinder Morgan, Inc. ...............       256,174
      9,500   NiSource, Inc. ....................       219,070
     15,500   Northeast Utilities ...............       273,265
      4,600   NSTAR .............................       206,310
      5,125   Philadelphia Suburban Corporation .       115,569
      7,700   SCANA Corporation .................       214,291
      4,100   Sempra Energy .....................       100,655
      4,600   The Southern Company ..............       116,610
      1,700   TXU Corporation ...................        80,155
      6,200   Western Resources, Inc. ...........       106,641
      8,400   Wisconsin Energy Corporation ......       189,503
                                                     ----------
                                                      4,156,869
                                                     ----------
   WASTE MANAGEMENT -- 0.6%
     11,700   Allied Waste Industries, Inc.+ ....       164,502
     11,000   Republic Services, Inc.+ ..........       219,670
                                                     ----------
                                                        384,172
                                                     ----------
              Total Common Stocks
               (Cost $54,734,692) ...............    56,764,229
                                                     ----------
  PRINCIPAL
   AMOUNT
------------
U.S. TREASURY BILL -- 0.6%
   (Cost $349,957)
   $350,000   2.201%++ due 01/03/2002 ...........       349,963
                                                    -----------
TOTAL INVESTMENTS (COST $55,084,649*) ....  97.3%    57,114,192
OTHER ASSETS AND LIABILITIES (NET) .......   2.7      1,598,151
                                           -----    -----------
NET ASSETS ............................... 100.0%   $58,712,343
                                           =====    ===========
------------------------------
  *  Aggregate cost for Federal tax purposes is $55,330,999.
  +  Non-income producing security.
 ++  Annualized yield at date of purchase.

NUMBER OF                                           UNREALIZED
CONTRACTS                                          DEPRECIATION
--------                                           ------------
FUTURES CONTRACTS -- LONG POSITION
      2      MidCap 400 Index, March 2002            $     (400)
                                                     ---------

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                 ADR --  American Depository Receipt
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                                 RESEARCH SERIES

                                DECEMBER 31, 2001
                                                       VALUE
    SHARES                                           (NOTE 1)
 ------------                                        ---------
COMMON STOCKS -- 95.3%
   AEROSPACE/DEFENSE -- 0.9%
     82,000   Northrop Grumman Corporation ......   $ 8,266,420
                                                    -----------
   APPAREL AND TEXTILES -- 0.8%
    126,900   NIKE, Inc., Class B ...............     7,136,856
                                                    -----------
   AUTOMOTIVE -- 1.4%
    178,700   Harley-Davidson, Inc. .............     9,705,197
     56,800   Honda Motor Company Ltd. ..........     2,266,626
                                                    -----------
                                                     11,971,823
                                                    -----------
   BANKS -- 4.9%
    271,820   Bank of America Corporation .......    17,111,069
     50,100   Comerica, Inc. ....................     2,870,730
    396,640   FleetBoston Financial Corporation .    14,477,360
     83,900   PNC Financial Services Group ......     4,715,180
    129,880   SouthTrust Corporation ............     3,204,140
                                                    -----------
                                                     42,378,479
                                                    -----------
   BROADCAST, RADIO AND TELEVISION -- 6.1%
    232,370   AOL Time Warner, Inc.+ ............     7,459,077
    151,200   Charter Communications, Inc., Class A+  2,484,216
    269,780   Clear Channel Communications, Inc.+    13,734,500
    205,940   Comcast Corporation, Special Class A+   7,413,840
     22,600   USA Networks, Inc.+ ...............       617,206
    487,088   Viacom, Inc., Class B+ ............    21,504,935
                                                    -----------
                                                     53,213,774
                                                    -----------
   BUILDING/CONSTRUCTION -- 0.2%
     10,600   Technip-Coflexip S.A. .............     1,415,699
                                                    -----------
   CHEMICALS -- 1.0%
     64,650   Air Products and Chemicals, Inc. ..     3,032,731
    113,910   Syngenta AG+ ......................     5,900,331
                                                    -----------
                                                      8,933,062
                                                    -----------
   COMPUTER INDUSTRY -- 4.2%
    201,500   Dell Computer Corporation+ ........     5,476,770
     88,340   International Business Machines
               Corporation ......................    10,685,606
    617,160   Oracle Corporation+ ...............     8,522,980
    172,150   Rational Software Corporation+ ....     3,356,925
    128,560   VeriSign, Inc.+ ...................     4,890,422
     73,364   VERITAS Software Corporation+ .....     3,288,174
                                                    -----------
                                                     36,220,877
                                                    -----------
   CONSUMER PRODUCTS -- 2.1%
    138,100   The Gillette Company ..............     4,612,540
     75,800   Kimberly-Clark Corporation ........     4,532,840
    115,600   The Procter & Gamble Company ......     9,147,428
                                                    -----------
                                                     18,292,808
                                                    -----------
   ELECTRONICS -- 1.6%
    230,200   Applied Biosystems Group-Applera
               Corporation ......................     9,039,954
    221,792   Flextronics International Ltd.+ ...     5,320,790
                                                    -----------
                                                     14,360,744
                                                    -----------
   FINANCIAL SERVICES -- 8.9%
    192,180   Capital One Financial Corporation .    10,368,111
    376,003   Citigroup, Inc. ...................    18,980,631
    215,350   Fannie Mae ........................    17,120,325
    273,080   Freddie Mac .......................    17,859,432
     30,100   The Goldman Sachs Group, Inc. .....     2,791,775
     92,500   Merrill Lynch & Company, Inc. .....     4,821,100
    185,200   SunGard Data Systems, Inc.+ .......     5,357,836
                                                    -----------
                                                     77,299,210
                                                    -----------

                                                       VALUE
    SHARES                                           (NOTE 1)
 ------------                                        ---------
   FOOD AND BEVERAGES -- 2.1%
    161,950   Anheuser-Busch Companies, Inc. ....   $ 7,321,759
    361,774   Diageo Plc ........................     4,133,265
     59,824   PepsiCo, Inc. .....................     2,912,831
     59,600   Unilever NV .......................     3,494,426
                                                    -----------
                                                     17,862,281
                                                    -----------
   HEALTH CARE -- 2.9%
    118,780   Guidant Corporation+ ..............     5,915,244
    326,600   Johnson & Johnson .................    19,302,060
                                                    -----------
                                                     25,217,304
                                                    -----------
   HOTELS/RESORTS -- 0.3%
     93,300   Starwood Hotels & Resorts
               Worldwide, Inc. ..................     2,785,005
                                                    -----------
   INSURANCE -- 9.2%
    223,600   ACE Ltd. ..........................     8,977,540
    177,090   AFLAC, Inc. .......................     4,349,330
    131,200   The Allstate Corporation ..........     4,421,440
    230,637   American International Group, Inc.     18,312,578
     49,700   The Chubb Corporation .............     3,429,300
     94,010   CIGNA Corporation .................     8,710,026
     67,900   The Hartford Financial Services
               Group, Inc. ......................     4,266,157
    337,900   MetLife, Inc. .....................    10,704,672
      5,700   The Principal Financial Group, Inc.+      136,800
    184,240   The St. Paul Companies, Inc. ......     8,101,033
     96,900   XL Capital Ltd., Class A ..........     8,852,784
                                                    -----------
                                                     80,261,660
                                                    -----------
   MANUFACTURING -- 7.0%
    143,340   Alcoa, Inc. .......................     5,095,737
     98,100   Danaher Corporation ...............     5,916,411
    206,360   Deere & Company ...................     9,009,678
     57,000   Illinois Tool Works, Inc. .........     3,860,040
     97,830   Minnesota Mining and Manufacturing
               Company ..........................    11,564,484
     61,170   SPX Corporation+ ..................     8,374,173
    294,938   Tyco International Ltd. ...........    17,371,848
                                                    -----------
                                                     61,192,371
                                                    -----------
   OIL AND GAS -- 8.4%
     84,800   Anadarko Petroleum Corporation ....     4,820,880
     48,620   Apache Corporation ................     2,425,166
    617,275   BP Plc, ADR .......................     4,797,402
    108,770   Devon Energy Corporation ..........     4,203,960
    214,702   El Paso Corporation ...............     9,577,856
    125,350   EOG Resources, Inc. ...............     4,902,439
     54,000   Equitable Resources, Inc. .........     1,839,780
    599,268   Exxon Mobil Corporation ...........    23,551,232
    134,691   GlobalSantaFe Corporation .........     3,841,387
     82,000   Praxair, Inc. .....................     4,530,500
     58,340   TotalFinaElf S.A. .................     8,331,911
                                                    -----------
                                                     72,822,513
                                                    -----------
   PAPER AND FOREST PRODUCTS -- 0.9%
    106,700   International Paper Company .......     4,305,345
    914,900   Jefferson Smurfit Group Plc .......     1,970,705
     36,400   Willamette Industries, Inc. .......     1,897,168
                                                    -----------
                                                      8,173,218
                                                    -----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                                 RESEARCH SERIES

                                DECEMBER 31, 2001
                                                       VALUE
    SHARES                                           (NOTE 1)
 ------------                                        ---------
COMMON STOCKS -- (CONTINUED)
   PHARMACEUTICALS -- 9.9%
     25,500   Allergan, Inc. ....................   $ 1,913,775
    372,860   American Home Products Corporation     22,878,690
    107,320   Cardinal Health, Inc. .............     6,939,311
    228,100   Eli Lilly & Company ...............    17,914,974
    148,900   Genzyme Corporation+ ..............     8,913,154
     48,000   Novartis AG .......................     1,734,637
    507,100   Pfizer, Inc. ......................    20,207,935
     81,300   Sanofi-Synthelabo S.A. ............     6,066,084
                                                    -----------
                                                     86,568,560
                                                    -----------
   RETAIL -- 7.5%
    114,200   Family Dollar Stores, Inc. ........     3,423,716
    277,800   The Home Depot, Inc. ..............    14,170,578
    130,900   Lowe's Companies, Inc. ............     6,075,069
    388,050   Safeway, Inc.+ ....................    16,201,089
    172,200   Sears, Roebuck and Company ........     8,203,608
    233,100   Target Corporation ................     9,568,755
    136,030   Wal-Mart Stores, Inc. .............     7,828,527
                                                    -----------
                                                     65,471,342
                                                    -----------
   SEMICONDUCTORS -- 3.9%
    285,220   Analog Devices, Inc.+ .............    12,660,916
  1,082,460   Atmel Corporation+ ................     7,977,730
    116,450   Intel Corporation .................     3,662,353
    175,900   Linear Technology Corporation .....     6,867,136
     64,602   QLogic Corporation+ ...............     2,875,435
                                                    -----------
                                                     34,043,570
                                                    -----------
   SERVICES -- 0.9%
    131,590   Automatic Data Processing, Inc. ...     7,750,651
                                                    -----------
   TELECOMMUNICATIONS -- 8.1%
    190,100   Amdocs Ltd.+ ......................     6,457,697
    465,829   AT&T Wireless Services, Inc.+ .....     6,693,963
    331,400   BellSouth Corporation .............    12,642,910
    332,980   CIENA Corporation+ ................     4,764,944
    247,000   Comverse Technology, Inc.+ ........     5,525,390
    263,400   EchoStar Communications Corporation,
               Class A+ .........................     7,235,598
    277,120   Enterasys Networks, Inc.+ .........     2,452,512
    414,300   Motorola, Inc. ....................     6,222,786
     99,800   QUALCOMM, Inc.+ ...................     5,039,900
    189,900   SBA Communications Corporation+ ...     2,472,498
    393,330   Sprint Corporation ................     7,898,066
  1,211,109   Vodafone Group Plc ................     3,168,388
                                                    -----------
                                                     70,574,652
                                                    -----------
   TRANSPORTATION -- 0.8%
    119,900   United Parcel Service, Inc., Class B    6,534,550
                                                    -----------

                                                       VALUE
    SHARES                                           (NOTE 1)
 ------------                                        ---------
   UTILITIES -- 1.3%
    190,820   Calpine Corporation+ ..............   $ 3,203,868
    328,050   Dynegy, Inc., Class A .............     8,365,275
                                                    -----------
                                                     11,569,143
                                                    -----------
              Total Common Stocks
               (Cost $850,042,079) ..............   830,316,572
                                                    -----------
   PRINCIPAL
    AMOUNT
    ------------
U.S. GOVERNMENT AGENCY DISCOUNT NOTE -- 4.6%
   (Cost $39,628,360)
$39,630,000   Federal Home Loan Mortgage Corporation
               (FHLMC), 1.490%++ due 01/02/2002      39,628,360
                                                   ------------
TOTAL INVESTMENTS (COST $889,670,439*) ...  99.9%   869,944,932
OTHER ASSETS AND LIABILITIES (NET) .......   0.1      1,113,584
                                           -----   ------------
NET ASSETS ............................... 100.0%  $871,058,516
                                           =====   ============
------------------------------
  *  Aggregate cost for Federal tax purposes is $897,270,274.
  + Non-income producing security.
 ++ Anualized yield at date of purchase.

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                 ADR --  American Depository Receipt
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                              CAPITAL GROWTH SERIES

                                DECEMBER 31, 2001
                                                       VALUE
    SHARES                                           (NOTE 1)
 ------------                                        ---------
COMMON STOCKS -- 99.4%
   AEROSPACE/DEFENSE -- 1.6%
     95,450   Alliant Techsystems, Inc.+ ........   $ 7,368,740
                                                    -----------
   AIRLINES -- 0.6%
    138,700   Southwest Airlines Company ........     2,563,176
                                                    -----------
   AUTOMOTIVE -- 2.6%
    176,000   Harley-Davidson, Inc. .............     9,558,560
     74,600   O'Reilly Automotive, Inc.+ ........     2,720,662
                                                    -----------
                                                     12,279,222
                                                    -----------
   BUILDING/CONSTRUCTION -- 3.1%
    291,550   D.R. Horton, Inc. .................     9,463,713
     25,150   NVR, Inc.+ ........................     5,130,600
                                                    -----------
                                                     14,594,313
                                                    -----------
   COMPUTER INDUSTRY -- 17.7%
     62,900   Affiliated Computer Services, Inc.,
               Class A+ .........................     6,675,577
    204,500   CNET Networks, Inc.+ ..............     1,834,365
  1,029,800   EarthLink, Inc.+ ..................    12,532,666
    303,350   Electronic Arts, Inc.+ ............    18,185,832
    139,150   Intuit, Inc.+ .....................     5,950,054
    358,750   Juniper Networks, Inc.+ ...........     6,798,312
    353,300   Overture Services, Inc.+ ..........    12,517,419
    337,700   PeopleSoft, Inc.+ .................    13,575,540
    108,350   VERITAS Software Corporation+ .....     4,856,247
                                                    -----------
                                                     82,926,012
                                                    -----------
   CONSUMER PRODUCTS -- 0.8%
     79,900   Avon Products, Inc. ...............     3,715,350
                                                    -----------
   ELECTRONICS -- 3.5%
    250,200   Applied Biosystems Group-Applera
               Corporation ......................     9,825,354
    269,950   Flextronics International Ltd.+ ...     6,476,100
                                                    -----------
                                                     16,301,454
                                                    -----------
   FINANCIAL SERVICES -- 7.5%
    368,800   Concord EFS, Inc.+ ................    12,089,264
    100,000   Healthcare Financial Partners, Inc.+^   1,350,000
    155,750   Investors Financial Services
               Corporation                           10,312,207
     96,300   Legg Mason, Inc. ..................     4,813,074
     80,150   USA Education, Inc. ...............     6,734,203
                                                    -----------
                                                     35,298,748
                                                    -----------
   HEALTH CARE -- 6.0%
    456,800   Health Management Associates, Inc.,
               Class A+ .........................     8,405,120
    176,850   Quest Diagnostics, Inc.+ ..........    12,681,913
    121,700   Tenet Healthcare Corporation+ .....     7,146,224
                                                    -----------
                                                     28,233,257
                                                    -----------
   HOTELS/RESORTS -- 1.1%
    178,400   MGM Mirage, Inc.+ .................     5,150,408
                                                    -----------
   INSURANCE -- 6.3%
    267,500   Arthur J. Gallagher & Company .....     9,226,075
    114,150   Radian Group, Inc. ................     4,902,742
    167,450   XL Capital Ltd., Class A ..........    15,298,232
                                                    -----------
                                                     29,427,049
                                                    -----------
   MANUFACTURING -- 3.6%
     84,000   American Standard Companies, Inc.+      5,731,320
     80,200   Danaher Corporation ...............     4,836,862
    124,400   ITT Industries, Inc. ..............     6,282,200
                                                    -----------
                                                     16,850,382
                                                    -----------
   OIL AND GAS -- 1.3%
    170,700   Baker Hughes, Inc. ................     6,225,429
                                                    -----------

                                                       VALUE
    SHARES                                           (NOTE 1)
 ------------                                        ---------
   PAPER AND FOREST PRODUCTS -- 1.0%
    293,550   Smurfit-Stone Container Corporation+  $ 4,687,993
                                                    -----------
   PHARMACEUTICALS -- 15.8%
    171,050   Affymetrix, Inc.+ .................     6,457,137
     63,350   Allergan, Inc. ....................     4,754,417
    213,750   COR Therapeutics, Inc.+ ...........     5,115,038
     91,250   Forest Laboratories, Inc.+ ........     7,477,938
     36,400   IDEC Pharmaceuticals Corporation+ .     2,509,052
     59,462   ImClone Systems, Inc.+ ............     2,762,605
    132,550   InterMune, Inc.+ ..................     6,529,413
    289,300   King Pharmaceuticals, Inc.+ .......    12,188,209
     80,800   MedImmune, Inc.+ ..................     3,745,080
    401,650   Protein Design Labs, Inc.+ ........    13,226,335
    596,100   SICOR, Inc.+ ......................     9,346,848
                                                    ----------
                                                     74,112,072
                                                    ----------
   RESTAURANTS -- 1.0%
     93,500   Tricon Global Restaurants, Inc.+ ..     4,600,200
                                                    ----------
   RETAIL -- 2.1%
    129,700   Best Buy Company, Inc.+ ...........     9,660,056
          1   Too, Inc.+ ........................            28
                                                    ----------
                                                      9,660,084
                                                    ----------
   SEMICONDUCTORS -- 7.9%
    187,100   Alpha Industries, Inc.+ ...........     4,078,780
    305,550   Intersil Corporation, Class A+ ....     9,853,988
    378,900   Microchip Technology, Inc.+ .......    14,678,586
    154,700   Micron Technology, Inc.+ ..........     4,795,700
    163,600   PMC-Sierra, Inc.+ .................     3,478,136
                                                   ------------
                                                     36,885,190
                                                    ----------
   SERVICES -- 13.2%
    620,850   Cendant Corporation+ ..............    12,174,869
    318,900   eBay, Inc.+ .......................    21,334,410
    638,350   Exult, Inc.+ ......................    10,245,518
     98,500   Iron Mountain, Inc.+ ..............     4,314,300
    321,550   TMP Worldwide, Inc.+ ..............    13,794,495
                                                   ------------
                                                     61,863,592
                                                   ------------
   TELECOMMUNICATIONS -- 2.7%
    579,050   Alamosa Holdings, Inc.+ ...........     6,908,067
    306,400   RF Micro Devices, Inc.+ ...........     5,892,072
                                                   ------------
                                                     12,800,139
                                                   ------------
              Total Common Stocks
               (Cost $406,930,959) ..............   465,542,810
                                                   ------------
PREFERRED STOCKS -- 0.0%#
   (Cost $2,462)
   INDUSTRIAL -- 0.0%#
        187   Hybridon, Inc., Series A**^ .......         7,433
                                                   ------------
WARRANTS -- 0.0%#
   (Cost $0)
   INDUSTRIAL -- 0.0%#
     30,995   Hybridon, Inc.+**^ ................         1,550
                                                   ------------
TOTAL INVESTMENTS (COST $406,933,421*) ..   99.4%   465,551,793
OTHER ASSETS AND LIABILITIES (NET) ......    0.6      3,014,763
                                           -----   ------------
NET ASSETS ..............................  100.0%  $468,566,556
                                           =====   ============
------------------------------
*   Aggregate cost for Federal tax purposes is $412,220,780.
** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
^   Illiquid security.
+   Non income producing security.
#   Amount is less than 0.1%.
                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                           CAPITAL APPRECIATION SERIES

                                DECEMBER 31, 2001
                                                       VALUE
    SHARES                                           (NOTE 1)
 ------------                                        ---------
COMMON STOCKS -- 93.8%
   ADVERTISING -- 3.0%
    153,000   Omnicom Group, Inc. ...............   $13,670,550
                                                    -----------
   APPAREL AND TEXTILES -- 0.6%
     50,500   NIKE, Inc., Class B ...............     2,840,120
                                                    -----------
   BANKS -- 3.5%
    175,300   The Bank of New York Company, Inc.      7,152,240
    240,000   J.P. Morgan Chase & Company .......     8,724,000
                                                    -----------
                                                     15,876,240
                                                    -----------
   BROADCAST, RADIO AND TELEVISION -- 8.4%
    318,800   AOL Time Warner, Inc.+ ............    10,233,480
    288,800   Comcast Corporation, Special Class A+  10,396,800
    409,100   Cox Communications, Inc., Class A+     17,145,381
                                                    -----------
                                                     37,775,661
                                                    -----------
   COMPUTER INDUSTRY -- 7.0%
     41,700   Check Point Software Technologies Ltd.+ 1,663,413
    181,600   Cisco Systems, Inc.+ ..............     3,288,776
     77,500   International Business Machines
               Corporation ......................     9,374,400
    180,000   Microsoft Corporation+ ............    11,928,600
    192,500   Oracle Corporation+ ...............     2,658,425
     70,100   PeopleSoft, Inc.+ .................     2,818,020
                                                    -----------
                                                     31,731,634
                                                    -----------
   CONSUMER PRODUCTS -- 1.0%
     72,200   Kimberly-Clark Corporation ........     4,317,560
                                                    -----------
   ELECTRONICS -- 1.8%
    203,000   Celestica, Inc.+ ..................     8,199,170
                                                    -----------
   FINANCIAL SERVICES -- 14.8%
     65,000   American Express Company ..........     2,319,850
    282,700   Citigroup, Inc. ...................    14,270,696
    107,700   Fannie Mae ........................     8,562,150
    246,500   First Data Corporation ............    19,337,925
    174,500   Freddie Mac .......................    11,412,300
     21,000   Household International, Inc. .....     1,216,740
    168,400   Morgan Stanley Dean Witter & Company    9,420,296
                                                    -----------
                                                     66,539,957
                                                    -----------
   FOOD AND BEVERAGES -- 1.3%
    117,900   PepsiCo, Inc. .....................     5,740,551
                                                    -----------
   HEALTH CARE -- 8.0%
    131,000   Baxter International, Inc. ........     7,025,530
    227,100   HCA, Inc. .........................     8,752,434
    146,800   Johnson & Johnson .................     8,675,880
    162,400   UnitedHealth Group, Inc. ..........    11,493,048
                                                    -----------
                                                     35,946,892
                                                    -----------
   INSURANCE -- 5.0%
    210,600   American International Group, Inc.     16,721,640
     26,000   CIGNA Corporation .................     2,408,900
     55,300   The Hartford Financial Services
               Group, Inc. ......................    3,474,499
                                                    -----------
                                                     22,605,039
                                                    -----------
   MANUFACTURING -- 5.6%
    373,000   General Electric Company ..........    14,949,840
    174,800   Tyco International Ltd. ...........    10,295,720
                                                    -----------
                                                     25,245,560
                                                    -----------


                                                       VALUE
    SHARES                                           (NOTE 1)
 ------------                                        ---------
   OIL AND GAS -- 7.7%
     82,000   Baker Hughes, Inc. ................   $ 2,990,540
    216,600   BP Amoco Plc, ADR .................    10,074,066
     65,000   ChevronTexaco Corporation .........     5,824,650
    221,100   Exxon Mobil Corporation ...........     8,689,230
     69,000   Transocean Sedco Forex, Inc. ......     2,333,580
    183,500   Williams Companies, Inc. ..........     4,682,920
                                                    -----------
                                                     34,594,986
                                                    -----------
   PHARMACEUTICALS -- 6.4%
     90,000   Abbott Laboratories ...............     5,017,500
     16,000   Allergan, Inc. ....................     1,200,800
    132,000   Bristol-Myers Squibb Company ......     6,732,000
    329,000   Pfizer, Inc. ......................    13,110,650
     79,600   Schering-Plough Corporation .......     2,850,476
                                                    -----------
                                                     28,911,426
                                                    -----------
   RETAIL -- 8.6%
     87,200   Best Buy Company, Inc.+ ...........     6,494,656
    178,100   The Kroger Company+ ...............     3,716,947
    161,500   Safeway, Inc.+ ....................     6,742,625
    394,500   Target Corporation ................    16,194,225
    167,000   Walgreen Company ..................     5,621,220
                                                    -----------
                                                     38,769,673
                                                    -----------
   SEMICONDUCTORS -- 2.4%
    188,900   Analog Devices, Inc.+ .............     8,385,271
     48,100   Applied Materials, Inc.+ ..........     1,928,810
     22,000   Teradyne, Inc.+ ...................       663,080
                                                    -----------
                                                     10,977,161
                                                    -----------
   SERVICES -- 1.5%
    113,100   Automatic Data Processing, Inc. ...     6,661,590
                                                    -----------
   TELECOMMUNICATIONS -- 4.9%
     99,400   Amdocs Ltd.+ ......................     3,376,618
    122,100   AT&T Corporation ..................     2,214,894
    385,000   Nextel Communications, Inc., Class A+   4,219,600
    149,200   Nokia Oyj, ADR ....................     3,659,876
     58,200   Qwest Communications International, Inc.  822,366
    310,000   Sprint Corporation (PCS Group)+ ...     7,567,100
                                                    -----------
                                                     21,860,454
                                                    -----------
   UTILITIES -- 1.8%
    114,100   Duke Energy Corporation ...........     4,479,566
     79,000   Dynegy, Inc., Class A .............     2,014,500
     96,300   Mirant Corporation+ ...............     1,542,726
                                                    -----------
                                                      8,036,792
                                                    -----------
   WASTE MANAGEMENT -- 0.5%
     78,200   Waste Management, Inc. ............     2,495,362
                                                    -----------
              Total Common Stocks
               (Cost $449,912,902) ..............   422,796,378
                                                    -----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                           CAPITAL APPRECIATION SERIES

                                DECEMBER 31, 2001
   PRINCIPAL                                           VALUE
    AMOUNT                                           (NOTE 1)
------------                                         --------
U.S. GOVERNMENT AGENCY DISCOUNT NOTE -- 7.0%
   (Cost $31,535,712)
$31,537,000   Federal Home Loan Bank (FHLB),
               1.470%++ due 01/02/2002 ..........  $ 31,535,712
                                                   ------------
U.S. TREASURY BILL -- 0.4%
   (Cost $1,992,846)
  2,000,000   1.630%++ due 03/21/2002 ...........     1,992,720
                                                   ------------
TOTAL INVESTMENTS (COST $483,441,460*) ... 101.2%   456,324,810
OTHER ASSETS AND LIABILITIES (NET) .......  (1.2)    (5,620,595)
                                           -----   ------------
NET ASSETS ............................... 100.0%  $450,704,215
                                           =====   ============
------------------------------
  *  Aggregate cost for Federal tax purposes is $484,957,298.
  +  Non-income producing security.
 ++  Annualized yield at date of purchase.


 NUMBER OF                                          UNREALIZED
 CONTRACTS                                         APPRECIATION
----------                                         ------------
FUTURES CONTRACTS -- LONG POSITION
      18     S&P 500, March 2002 ................   $    94,148
                                                    ===========

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                 ADR --  American Depository Receipt
--------------------------------------------------------------------------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                                SMALL CAP SERIES

                                DECEMBER 31, 2001
                                                       VALUE
    SHARES                                           (NOTE 1)
 ------------                                        ---------
COMMON STOCKS -- 93.9%
   ADVERTISING -- 0.3%
     19,100   ADVO, Inc.+ .......................   $   821,300
    119,100   Penton Media, Inc.+ ...............       745,566
                                                    -----------
                                                      1,566,866
                                                    -----------
   AEROSPACE/DEFENSE -- 1.0%
    190,000   Armor Holdings, Inc.+ .............     5,128,100
                                                    -----------
   AIRLINES -- 0.3%
     54,200   SkyWest, Inc. .....................     1,379,390
                                                    -----------
   APPAREL AND TEXTILES -- 0.6%
     70,000   Kellwood Company ..................     1,680,700
    199,000   The Stride Rite Corporation .......     1,303,450
                                                    -----------
                                                      2,984,150
                                                    -----------
   AUTOMOTIVE -- 3.1%
     50,000   BorgWarner, Inc. ..................     2,612,500
    100,000   CSK Auto Corporation+ .............       995,000
     59,300   Dollar Thrifty Automotive Group, Inc.+    919,150
     40,900   Oshkosh Truck Corporation .........     1,993,875
    118,000   Pennzoil-Quaker State Company .....     1,705,100
    134,400   Polaris Industries, Inc. ..........     7,761,600
                                                    -----------
                                                     15,987,225
                                                    -----------
   BANKS -- 4.8%
    109,500   Banknorth Group, Inc. .............     2,465,940
     82,072   BOK Financial Corporation+ ........     2,586,089
     71,100   Citizens Banking Corporation ......     2,337,768
     92,000   Commerce Bancorp, Inc. ............     3,619,280
    124,250   First Midwest Bancorp, Inc. .......     3,626,857
    110,250   Fulton Financial Corporation ......     2,406,757
    154,000   Net.B@nk, Inc.+ ...................     1,613,920
     82,665   Provident Bankshares Corporation ..     2,008,760
     41,800   Southern Financial Bancorp, Inc. ..     1,106,446
     59,000   Sterling Bancshares, Inc. .........       738,680
     34,500   The South Financial Group, Inc. ...       612,375
    122,000   Waypoint Financial Corporation ....     1,839,760
                                                    -----------
                                                     24,962,632
                                                    -----------
   BROADCAST, RADIO AND TELEVISION -- 5.9%
     75,000   Acme Communications, Inc.+ ........       505,500
     70,000   Classic Communications, Inc., Class A+        700
    112,700   Cox Radio, Inc., Class A+ .........     2,871,596
    199,000   Cumulus Media, Inc., Class A+ .....     3,219,820
    105,800   Emmis Communications Corporation,
               Class A+ .........................     2,501,112
     30,000   Entercom Communications Corporation+    1,500,000
    119,300   Entravision Communications Corporation,
               Class A+ .........................     1,425,635
    160,500   Insight Communications Company, Inc.+   3,877,680
    125,300   Mediacom Communications Corporation+    2,287,978
     30,000   Radio One, Inc., Class A+ .........       554,100
    256,000   Radio One, Inc., Class D+ .........     4,610,560
     73,000   Westwood One, Inc.+ ...............     2,193,650
    126,000   World Wrestling Federation Entertainment,
               Inc.+ ............................     1,656,900
    117,000   XM Satellite Radio Holdings, Inc.,
               Class A+ .........................     2,148,120
     52,000   Young Broadcasting, Inc., Class A+        933,400
                                                    -----------
                                                     30,286,751
                                                    -----------
   BUILDING/CONSTRUCTION -- 0.3%
      6,700   NVR, Inc.+ ........................     1,366,800
                                                    -----------


                                                       VALUE
    SHARES                                           (NOTE 1)
 ------------                                        ---------
   CHEMICALS -- 2.3%
    188,300   Ferro Corporation .................   $ 4,858,140
     88,600   Lyondell Chemical Company .........     1,269,638
    192,200   NOVA Chemicals Corporation ........     3,703,694
     20,000   OM Group, Inc. ....................     1,323,800
     24,900   Spartech Corporation ..............       511,695
                                                    -----------
                                                     11,666,967
                                                    -----------
   COMPUTER INDUSTRY -- 4.7%
     85,000   Adept Technology, Inc.+ ...........       340,000
    204,200   Click Commerce, Inc.+ .............       645,272
    224,100   CNET Networks, Inc.+ ..............     2,010,177
     34,000   Cognizant Technology Solutions
               Corporation+ .....................     1,393,320
    105,000   DoubleClick, Inc.+ ................     1,190,700
    152,800   EarthLink, Inc.+ ..................     1,859,576
     67,300   Informax, Inc.+ ...................       198,535
    122,800   Intergraph Corporation+ ...........     1,687,272
     61,000   Ixia+ .............................       783,850
     82,400   MatrixOne, Inc.+ ..................     1,070,376
    110,000   National Information Consortium, Inc.+    349,800
    167,269   NetIQ Corporation+ ................     5,897,905
      4,900   NetScreen Technologies, Inc.+ .....       108,437
    353,000   Pinnacle Systems, Inc.+ ...........     2,802,820
     50,000   Pixar, Inc.+ ......................     1,798,000
     90,000   Saba Software, Inc.+ ..............       469,800
    216,300   Selectica, Inc.+ ..................     1,308,615
     31,400   Witness Systems, Inc.+ ............       418,248
                                                    -----------
                                                     24,332,703
                                                    -----------
   CONSUMER PRODUCTS -- 2.3%
    151,000   American Greetings Corporation, Class A 2,080,780
     59,800   Libbey, Inc. ......................     1,952,470
    115,000   Martha Stewart Living Omnimedia, Inc.,
               Class A+ .........................     1,891,750
     70,000   Rayovac Corporation+ ..............     1,232,000
    101,000   The Scotts Company, Class A+ ......     4,807,600
                                                    -----------
                                                     11,964,600
                                                    -----------
   EDUCATION -- 0.3%
    200,000   click2learn.com, Inc.+ ............       600,000
     53,000   Riverdeep Group Plc, ADR+ .........       890,930
                                                    -----------
                                                      1,490,930
                                                    -----------
   ELECTRONICS -- 6.0%
    184,100   Advanced Energy Industries, Inc.+ .     4,904,424
     75,000   American Superconductor Corporation+      919,500
    197,100   Electro Scientific Industries, Inc.+    5,914,971
     36,000   FEI Company+ ......................     1,134,360
    123,000   Nanometrics, Inc.+ ................     2,386,200
     65,300   Numerical Technologies, Inc.+ .....     2,298,560
     84,800   Power Intergrations, Inc.+ ........     1,936,832
    100,000   SRS Labs, Inc.+ ...................       363,000
    170,200   Therma-Wave, Inc.+ ................     2,539,384
    223,200   UNOVA, Inc.+ ......................     1,294,560
    148,500   Veeco Instruments, Inc.+ ..........     5,353,425
    106,000   Zygo Corporation+ .................     1,685,400
                                                    -----------
                                                     30,730,616
                                                    -----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                                SMALL CAP SERIES

                                DECEMBER 31, 2001
                                                       VALUE
    SHARES                                           (NOTE 1)
 ------------                                        ---------
COMMON STOCKS -- (CONTINUED)
   FINANCIAL SERVICES -- 2.9%
    204,000   American Capital Strategies Ltd. ..   $ 5,783,400
    107,400   AmeriCredit Corporation+ ..........     3,388,470
    161,600   Digital Insight Corporation+ ......     3,613,376
    145,000   LendingTree, Inc.+                        855,500
    150,000   Medallion Financial Corporation ...     1,185,000
    109,600   Online Resources & Communications
               Corporation+ .....................       252,080
                                                    ----------
                                                     15,077,826
                                                    ----------
   FOOD AND BEVERAGES -- 4.2%
     52,000   Adolph Coors Company, Class B .....     2,776,800
    145,000   Corn Products International, Inc. .     5,111,250
    182,200   Dreyer's Grand Ice Cream, Inc. ....     7,016,522
     11,200   Flowers Foods, Inc.+ ..............       447,104
     42,700   Hain Celestial Group, Inc.+ .......     1,172,542
     51,400   The Robert Mondavi Corporation,
               Class A+ .........................     1,953,200
     12,000   Suprema Specialties, Inc.+                156,000
     73,758   Tootsie Roll Industries, Inc. .....     2,882,463
                                                    -----------
                                                     21,515,881
                                                    -----------
   HEALTH CARE -- 3.6%
    140,000   Aspect Medical Systems, Inc.+ .....     1,400,000
    120,000   ChromaVision Medical Systems, Inc.+       538,800
    152,000   Illumina, Inc.+ ...................     1,787,520
    103,000   LifePoint Hospitals, Inc.+ ........     3,506,120
    140,000   Orthodontic Centers of America, Inc.+   4,270,000
     69,100   SonoSite, Inc.+ ...................     1,775,179
     72,100   Triad Hospitals, Inc.+ ............     2,116,135
     80,500   Unilab Corporation+ ...............     2,020,550
     77,400   Wright Medical Group, Inc.+ .......     1,385,460
                                                    -----------
                                                     18,799,764
                                                    -----------
   INSURANCE -- 4.2%
     77,100   Berkley (W.R.) Corporation ........     4,140,270
    100,000   Everest Re Group Ltd. .............     7,070,000
     95,700   Fidelity National Financial, Inc. .     2,373,360
    129,000   The First American Corporation ....     2,417,460
     46,000   Max Re Capital Ltd. ...............       720,360
    105,000   Philadelphia Consolidated Holding
               Corporation+ .....................     3,959,550
     34,300   Willis Group Holdings Ltd.+ .......       807,765
                                                    -----------
                                                     21,488,765
                                                    -----------
   LEISURE AND ENTERTAINMENT -- 1.6%
    344,000   Acclaim Entertainment, Inc.+ ......     1,823,200
     47,000   International Speedway Corporation,
               Class A ..........................     1,837,700
    182,000   Speedway Motorsports, Inc.+ .......     4,600,960
                                                    -----------
                                                      8,261,860
                                                    -----------

                                                       VALUE
    SHARES                                           (NOTE 1)
 ------------                                        ---------
   MANUFACTURING -- 6.8%
    129,700   AptarGroup, Inc. ..................   $ 4,543,391
    111,400   Astec Industries, Inc.+ ...........     1,610,844
     82,100   Briggs & Stratton Corporation .....     3,505,670
    125,300   Columbus McKinnon Corporation+ ....     1,284,325
    125,000   CONSOL Energy, Inc. ...............     3,105,000
     35,000   Cummins, Inc. .....................     1,348,900
     43,900   Donaldson Company, Inc. ...........     1,705,076
     92,500   Gardner Denver, Inc.+ .............     2,064,600
    145,400   Pentair, Inc. .....................     5,308,554
    292,000   Power-One, Inc.+ ..................     3,039,720
    101,800   UCAR International, Inc.+ .........     1,089,260
    223,000   Valence Technology, Inc.+ .........       751,510
     82,000   Wilson Greatbatch Technologies, Inc.+   2,960,200
     67,000   York International Corporation ....     2,554,710
                                                    -----------
                                                     34,871,760
                                                    -----------
   METALS/MINING -- 0.5%
     30,500   Arch Coal, Inc. ...................       692,350
    320,000   Kaiser Aluminum Corporation+ ......       518,400
     68,700   Massey Energy Company .............     1,424,151
                                                    -----------
                                                      2,634,901
                                                    -----------
   OIL AND GAS -- 2.2%
    110,000   Energen Corporation ...............     2,711,500
     69,600   Helmerich & Payne, Inc. ...........     2,323,248
     50,000   Hydril Company+ ...................       881,500
    300,000   San Juan Basin Royalty Trust ......     2,877,000
     34,800   Seacor Smit, Inc.+ ................     1,614,720
     48,800   Southwest Gas Corporation .........     1,090,680
                                                    -----------
                                                     11,498,648
                                                    -----------
   PAPER AND FOREST PRODUCTS -- 0.3%
     57,000   Potlatch Corporation ..............     1,671,240
                                                    -----------
   PHARMACEUTICALS -- 6.3%
    267,700   Aclara Biosciences, Inc.+ .........     1,357,239
      9,900   American Pharmaceutical Partners, Inc.+   205,920
     88,000   Antigenics, Inc.+ .................     1,443,200
     60,000   Aviron+ ...........................     2,983,800
     49,500   Charles River Laboratories International,
               Inc.+ ............................     1,657,260
     62,000   COR Therapeutics, Inc.+ ...........     1,483,660
     83,000   Diversa Corporation+ ..............     1,174,450
     88,000   Durect Corporation+ ...............     1,019,920
    225,000   Exelixis, Inc.+ ...................     3,739,500
     96,000   Genaissance Pharmaceuticals, Inc.+        446,400
     95,000   Gene Logic, Inc.+ .................     1,789,800
    375,000   Heska Corporation+ ................       375,000
     95,000   ILEX Oncology, Inc.+ ..............     2,568,800
    110,000   Kendle International, Inc.+ .......     2,217,600
    107,300   Lexicon Genetics, Inc.+ ...........     1,238,242
        379   Nexell Therapeutics, Inc.+ ........           538
     38,100   Protein Design Labs, Inc.+ ........     1,254,633
     85,500   Scios, Inc.+ ......................     2,032,335
     44,600   SICOR, Inc.+ ......................       699,328
     38,300   Tanox, Inc.+ ......................       708,646
     80,000   Trimeris, Inc.+ ...................     3,597,600
     30,200   Vical, Inc.+ ......................       369,648
                                                    -----------
                                                     32,363,519
                                                    -----------
   PRINTING/PUBLISHING -- 0.3%
     60,000   Banta Corporation .................     1,771,200
                                                    -----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                                SMALL CAP SERIES

                                DECEMBER 31, 2001
                                                       VALUE
    SHARES                                           (NOTE 1)
 ------------                                        ---------
COMMON STOCKS --(CONTINUED)
   REAL ESTATE -- 0.9%
    533,700   HomeStore.com, Inc.+ ..............   $ 1,344,924
     86,000   Intrawest Corporation .............     1,505,000
    147,900   Trammell Crow Company+ ............     1,730,430
                                                    -----------
                                                      4,580,354
                                                    -----------
   REAL ESTATE INVESTMENT TRUSTS -- 2.4%
     75,000   America First Mortgage Investments, Inc.  656,250
    274,000   Annaly Mortgage Management, Inc. ..     4,384,000
    173,500   Anthracite Capital, Inc. ..........     1,906,765
    197,500   MeriStar Hospitality Corporation ..     2,804,500
     47,000   Reckson Associates Realty Corporation   1,097,920
     54,500   SL Green Realty Corporation .......     1,673,695
                                                    -----------
                                                     12,523,130
                                                    -----------
   RESTAURANTS -- 1.9%
    136,500   California Pizza Kitchen, Inc.+ ...     3,378,375
     47,400   CEC Entertainment, Inc.+ ..........     2,056,686
    210,000   Ruby Tuesday, Inc. ................     4,332,300
                                                    -----------
                                                      9,767,361
                                                    -----------
   RETAIL -- 4.9%
    142,000   American Eagle Outfitters, Inc.+ ..     3,716,140
    105,500   Charlotte Russe Holding, Inc.+ ....     1,963,355
    239,500   Dollar Tree Stores, Inc.+ .........     7,402,945
    100,400   Factory 2-U Stores, Inc.+ .........     2,012,016
     21,200   Galyan's Trading Company+ .........       301,888
     95,500   Genesco, Inc.+ ....................     1,982,580
    105,000   School Specialty, Inc.+ ...........     2,402,400
    134,000   Williams-Sonoma, Inc.+ ............     5,748,600
                                                    -----------
                                                     25,529,924
                                                    -----------
   SEMICONDUCTORS -- 9.4%
     97,500   ANADIGICS, Inc.+ ..................     1,486,875
    150,000   ASM International N.V.+ ...........     2,926,500
    241,000   Credence Systems Corporation+ .....     4,475,370
    153,000   Cymer, Inc.+ ......................     4,089,690
     38,000   DuPont Photomasks, Inc.+ ..........     1,651,100
    190,200   Electroglas, Inc.+ ................     2,809,254
    307,500   EMCORE Corporation+ ...............     4,135,875
    228,000   Exar Corporation+ .................     4,753,800
    169,500   Helix Technology Corporation ......     3,822,225
    303,700   Kulicke & Soffa Industries, Inc.+ .     5,208,455
     30,000   LogicVision, Inc.+ ................       382,500
    305,000   LTX Corporation+ ..................     6,386,700
     65,600   Microtune, Inc.+ ..................     1,538,976
    104,000   MIPS Technologies, Inc., Class A+ .       898,560
     20,000   MIPS Technologies, Inc., Class B+ .       159,600
     31,300   Monolithic System Technology, Inc.+       644,780
    215,000   Multilink Technology Corporation+ .     1,393,200
     95,000   TranSwitch Corporation+ ...........       427,500
     89,070   TriQuint Semiconductor, Inc.+ .....     1,091,998
     42,500   Tvia, Inc.+ .......................        74,375
                                                    -----------
                                                     48,357,333
                                                    -----------

                                                       VALUE
    SHARES                                           (NOTE 1)
 ------------                                        ---------
   SERVICES -- 4.9%
     81,600   Alloy Online, Inc.+ ...............   $ 1,756,848
     48,600   Arbitron, Inc.+ ...................     1,659,690
    114,000   CoStar Group, Inc.+ ...............     2,737,140
     75,000   Forrester Research, Inc.+ .........     1,510,500
      8,600   Gaiam, Inc.+ ......................       187,480
     49,100   Hotel Reservations Network, Inc.,
               Class A+ .........................     2,258,600
     80,000   Ionics, Inc.+ .....................     2,402,400
    117,000   MicroStrategy, Inc.+ ..............       450,450
     66,000   NetRatings, Inc.+ .................     1,034,880
    193,100   Quanta Services, Inc.+ ............     2,979,533
     68,600   Resources Connection, Inc.+ .......     1,806,238
    170,000   Steiner Leisure Ltd.+ .............     3,612,500
    400,000   Stewart Enterprises, Inc., Class A+     2,396,000
    150,000   WESCO International, Inc.+ ........       742,500
                                                    -----------
                                                     25,534,759
                                                    -----------
   TELECOMMUNICATIONS -- 2.5%
     51,000   Advanced Fibre Communications, Inc.+      901,170
    231,000   Alliance Fiber Optic Products, Inc.+      328,020
     68,100   Anaren Microwave, Inc.+ ...........     1,179,492
    284,000   Aspect Communications Corporation+      1,101,920
    383,000   Avanex Corporation+ ...............     2,259,700
    181,000   Cable Design Technologies Corporation+  2,476,080
    207,000   Carrier Access Corporation+ .......       604,440
    101,100   Metawave Communications Corporation+      315,432
     96,191   MRV Communications, Inc.+ .........       407,850
     23,000   New Focus, Inc.+ ..................        87,630
     90,000   Newport Corporation ...............     1,735,200
     92,300   ONI Systems Corporation+                  578,721
    236,900   Optical Communication Products, Inc.+     933,386
        293   WorldCom, Inc. - MCI Group ........         3,721
                                                    -----------
                                                     12,912,762
                                                    -----------
   TRANSPORTATION -- 0.2%
     55,500   Werner Enterprises, Inc. ..........     1,348,650
                                                    -----------
   UTILITIES -- 2.0%
     88,000   New Jersey Resources Corporation ..     4,118,400
    110,000   South Jersey Industries, Inc. .....     3,586,000
     88,000   WGL Holdings, Inc. ................     2,558,160
                                                    -----------
                                                     10,262,560
                                                    -----------
              Total Common Stocks
               (Cost $540,171,935) ..............   484,619,927
                                                    -----------
TOTAL INVESTMENTS (COST $540,171,935*) ..   93.9%   484,619,927
OTHER ASSETS AND LIABILITIES (NET) ......    6.1     31,388,774
                                           -----   ------------
NET ASSETS ..............................  100.0%  $516,008,701
                                           =====   ============
------------------------------
  *  Aggregate cost for Federal tax purposes is $540,172,125.
  +  Non-income producing security.

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                 ADR --  American Depository Receipt
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                              MID-CAP GROWTH SERIES

                                DECEMBER 31, 2001
                                                       VALUE
    SHARES                                           (NOTE 1)
 ------------                                        ---------
COMMON STOCKS -- 98.8%
   AEROSPACE/DEFENSE -- 0.0%#
      1,300   Northrop Grumman Corporation ......   $   131,053
      3,400   Teledyne Technologies, Inc.+ ......        55,386
                                                    -----------
                                                        186,439
                                                    -----------
   APPAREL AND TEXTILES -- 0.0%#
      6,300   NIKE, Inc., Class B ...............       354,312
                                                    -----------
   AUTOMOTIVE -- 0.0%#
      3,900   Harley-Davidson, Inc. .............       211,809
                                                    -----------
   BANKS -- 0.0%#
      2,000   First Tennessee National Corporation       72,520
      7,200   SouthTrust Corporation ............       177,624
                                                    -----------
                                                        250,144
                                                    -----------
   BROADCAST, RADIO AND TELEVISION -- 1.9%
      2,500   Emmis Communications Corporation,
               Class A+ .........................        59,100
      6,400   Entercom Communications Corporation+      320,000
      1,400   The E.W. Scripps Company, Class A .        92,400
      4,300   Hearst-Argyle Television, Inc.+ ...        92,708
     10,800   Hispanic Broadcasting Corporation+        275,400
    560,000   Macrovision Corporation+ ..........    19,723,200
      5,800   Meredith Corporation ..............       206,770
      8,700   The McGraw-Hill Companies, Inc. ...       530,526
      4,200   Univision Communications, Inc., Class A+  169,932
        200   USA Networks, Inc.+ ...............         5,462
      6,000   Westwood One, Inc.+ ...............       180,300
                                                    -----------
                                                     21,655,798
                                                    -----------
   COMPUTER INDUSTRY -- 24.6%
     19,700   Adobe Systems, Inc. ...............       611,685
  1,700,820   Akamai Technologies, Inc.+ ........    10,102,871
      1,800   BMC Software, Inc.+ ...............        29,466
        400   Business Objects S.A., ADR+ .......        13,520
      4,400   Cadence Design Systems, Inc.+ .....        96,448
  2,011,550   CheckFree Corporation+ ............    36,207,900
  1,236,890   Citrix Systems, Inc.+ .............    28,027,927
  1,842,534   CNET Networks, Inc.+ ..............    16,527,530
    165,130   Computer Network Technology
               Corporation+ .....................     2,937,663
    305,620   ePresence, Inc.+ ..................     1,280,548
  2,675,330   InterNAP Network Services Corporation+  3,103,383
    468,793   Internet Security Systems, Inc.+ ..    15,029,504
      9,800   Juniper Networks, Inc.+ ...........       185,710
     28,800   Legato Systems, Inc.+ .............       373,536
     14,700   McDATA Corporation, Class A+ ......       360,150
      5,000   Mercury Interactive Corporation+ ..       169,900
     29,790   Netegrity, Inc.+ ..................       576,734
        310   NetScreen Technologies, Inc.+ .....         6,860
      9,100   Network Appliance, Inc.+ ..........       199,017
     16,000   Openwave Systems, Inc.+ ...........       156,640
      6,050   Palm, Inc.+ .......................        23,474
      5,000   PeopleSoft, Inc.+ .................       201,000
      4,300   Peregrine Systems, Inc.+ ..........        63,769
    972,960   Rational Software Corporation+ ....    18,972,720
    313,041   RSA Security, Inc.+ ...............     5,465,696
  1,557,082   S1 Corporation+ ...................    25,193,587
      3,500   SonicWALL, Inc.+ ..................        68,040
     27,000   StorageNetworks, Inc.+ ............       166,860
    710,050   Switchboard, Inc.+ ................     2,307,662
      1,900   TIBCO Software, Inc.+ .............        28,367
  2,752,101   VeriSign, Inc.+ ...................   104,689,922
    109,200   VERITAS Software Corporation+ .....     4,894,344
      9,940   webMethods, Inc.+ .................       166,594
                                                    -----------
                                                    278,239,027
                                                    -----------

                                                       VALUE
    SHARES                                           (NOTE 1)
 ------------                                        ---------
   DIVERSIFIED MINERALS -- 0.0%#
    466,100   Southern Africa Minerals Corporation+ $    14,600
                                                    -----------
   EDUCATION -- 0.0%#
        740   Computer Learning Centers, Inc.+ ..             2
                                                    -----------
   ELECTRONICS -- 2.0%
    513,790   Applied Biosystems Group-Applera
               Corporation ......................    20,176,533
     83,450   EDO Corporation ...................     2,207,252
      1,600   L-3 Communications Holdings, Inc.+        144,000
      2,000   PerkinElmer, Inc. .................        70,040
      4,000   Symbol Technologies, Inc. .........        63,520
      4,400   Waters Corporation+ ...............       170,500
                                                    -----------
                                                     22,831,845
                                                    -----------
   FINANCIAL SERVICES -- 1.1%
        900   The BISYS Group, Inc.+ ............        57,591
    327,500   Concord EFS, Inc.+ ................    10,735,450
      4,400   DST Systems, Inc.+ ................       219,340
      9,900   Fiserv, Inc.+ .....................       418,968
     57,260   Instinet Group, Inc.+ .............       575,463
     12,900   SunGard Data Systems, Inc.+ .......       373,197
                                                    -----------
                                                     12,380,009
                                                    -----------
   FOOD AND BEVERAGES -- 0.3%
    341,150   Del Monte Foods Company+ ..........     2,903,187
                                                    -----------
   HEALTH CARE -- 8.9%
      1,800   AHT Corporation+ ..................             6
     61,120   ArthroCare Corporation+ ...........     1,095,882
  1,506,340   Cytyc Corporation+ ................    39,315,474
    483,305   DaVita, Inc.+ .....................    11,816,807
      3,400   Fresenius Medical Care AG .........       156,934
      6,800   Guidant Corporation+ ..............       338,640
    710,100   HEALTHSOUTH Corporation+ ..........    10,523,682
     96,000   Lincare Holdings, Inc.+ ...........     2,750,400
    151,040   Martek Biosciences Corporation+ ...     3,285,120
    143,978   Martek Biosciences Corporation+^ ..     3,131,522
        800   St. Jude Medical, Inc.+ ...........        62,120
      2,400   Stryker Corporation+ ..............       140,088
     14,910   Unilab Corporation+ ...............       374,241
  2,106,680   VISX, Inc.+ .......................    27,913,510
                                                    -----------
                                                    100,904,426
                                                    -----------
   HOTELS/RESORTS -- 0.0%#
      2,500   Starwood Hotels & Resorts
               Worldwide, Inc. ..................        74,625
                                                    -----------
   INSURANCE -- 2.5%
    289,600   ACE Ltd. ..........................    11,627,440
     63,500   Arthur J. Gallagher & Company .....     2,190,115
      3,100   The Hartford Financial Services
               Group, Inc. ......................       194,773
    119,220   The Principal Financial Group, Inc.+    2,861,280
      5,950   Prudential Financial, Inc.+ .......       197,481
      2,000   SAFECO Corporation ................        62,300
      2,700   The St. Paul Companies, Inc. ......       118,719
    435,400   Willis Group Holdings Ltd.+ .......    10,253,670
     13,900   XL Capital Ltd., Class A ..........     1,269,904
                                                    -----------
                                                     28,775,682
                                                    -----------
   MANUFACTURING -- 1.5%
  1,013,760   AGCO Corporation ..................    15,997,133
      5,400   Danaher Corporation ...............       325,674
      3,300   SPX Corporation+ ..................       451,770
                                                    -----------
                                                     16,774,577
                                                    -----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                              MID-CAP GROWTH SERIES

                                DECEMBER 31, 2001

                                                       VALUE
    SHARES                                           (NOTE 1)
 ------------                                        ---------
COMMON STOCKS -- (CONTINUED)
   OIL AND GAS -- 23.3%
     57,300   Anadarko Petroleum Corporation ....   $ 3,257,505
  1,108,892   Apache Corporation ................    55,311,533
     20,670   Aquila, Inc.+ .....................       353,457
      4,700   BJ Services Company+ ..............       152,515
    144,620   Cooper Cameron Corporation+ .......     5,836,863
  1,251,565   Devon Energy Corporation ..........    48,372,987
  1,236,890   EOG Resources, Inc. ...............    48,374,768
    617,470   The Houston Exploration Company+ ..    20,734,643
  1,254,400   Newfield Exploration Company+ .....    44,543,744
  1,088,390   Noble Drilling Corporation+ .......    37,048,796
                                                    -----------
                                                    263,986,811
                                                    -----------
   PAPER AND FOREST PRODUCTS -- 1.8%
    392,800   Willamette Industries, Inc. .......    20,472,736
                                                    -----------
   PHARMACEUTICALS -- 4.1%
      3,700   Allergan, Inc. ....................       277,685
      1,600   Alpharma, Inc., Class A ...........        42,320
        900   Andrx Group+ ......................        63,369
      4,100   Barr Laboratories, Inc.+ ..........       325,376
      3,200   Biovail Corporation+ ..............       180,000
     24,400   Caremark Rx, Inc.+ ................       397,964
      4,700   Elan Corporation Plc, ADR+ ........       211,782
        800   Enzon, Inc.+ ......................        45,024
      1,900   Forest Laboratories, Inc.+ ........       155,705
    388,100   Genzyme Corporation+ ..............    23,231,666
      2,000   ICN Pharmaceuticals, Inc. .........        67,000
  1,003,500   IMS Health, Inc. ..................    19,578,285
     27,150   IVAX Corporation+ .................       546,801
      9,100   Mylan Laboratories, Inc. ..........       341,250
      3,700   Sepracor, Inc.+ ...................       211,122
      3,800   Shire Pharmaceuticals Group Plc, ADR+     139,080
      3,200   Watson Pharmaceuticals, Inc.+ .....       100,448
                                                    -----------
                                                     45,914,877
                                                    -----------
   PRINTING/PUBLISHING -- 1.5%
      1,200   Lee Enterprises, Inc. .............        43,644
      2,400   The McClatchy Company, Class A ....       112,800
      4,600   The New York Times Company, Class A       198,950
     22,600   Reed International Plc ............       187,486
    311,350   Scholastic Corporation+ ...........    15,670,246
     11,000   Tribune Company ...................       411,730
                                                    -----------
                                                     16,624,856
                                                    -----------
   RESTAURANTS -- 0.1%
     16,500   Brinker International, Inc.+ ......       491,040
      1,500   CEC Entertainment, Inc.+ ..........        65,085
      5,800   Darden Restaurants, Inc. ..........       205,320
      2,300   Jack in the Box, Inc.+ ............        63,342
        900   P.F. Chang's China Bistro, Inc.+ ..        42,570
      1,300   Panera Bread Company, Class A+ ....        67,652
      2,000   Sonic Corporation+ ................        72,000
     13,400   Starbucks Corporation+ ............       255,270
                                                    -----------
                                                      1,262,279
                                                    -----------
   RETAIL -- 3.7%
    766,400   CVS Corporation ...................    22,685,440
      2,500   Dollar Tree Stores, Inc.+ .........        77,275
    194,700   The Gap, Inc. .....................     2,714,118
    791,000   The Kroger Company+ ...............    16,508,170
      2,400   Tiffany & Company .................        75,528
                                                    -----------
                                                     42,060,531
                                                    -----------

                                                       VALUE
    SHARES                                           (NOTE 1)
 ------------                                        ---------
   SEMICONDUCTORS -- 0.1%
      7,700   Alpha Industries, Inc.+ ........... $     167,860
     10,400   GlobespanVirata, Inc.+ ............       134,680
      2,200   Intersil Corporation, Class A+ ....        70,950
      1,700   Micrel, Inc.+ .....................        44,591
      2,600   Microchip Technology, Inc.+ .......       100,724
      5,100   QLogic Corporation+ ...............       227,001
     17,200   Zarlink Semiconductor, Inc.+ ......       193,500
                                                  -------------
                                                        939,306
                                                  -------------
   SERVICES -- 6.0%
     34,340   ARAMARK Corporation, Class B+ .....       923,746
    398,900   BEA Systems, Inc.+ ................     6,147,049
  1,420,040   CSG Systems International, Inc.+ ..    57,440,618
     41,990   Global Payments, Inc. .............     1,444,456
    218,920   i2 Technologies, Inc.+ ............     1,729,468
      4,900   Sabre Holdings Corporation+ .......       207,515
     13,010   Weight Watchers International, Inc.+      439,998
                                                  -------------
                                                     68,332,850
                                                  -------------
   TELECOMMUNICATIONS -- 15.3%
    768,570   Advanced Fibre Communications, Inc.+   13,580,632
    135,000   Amdocs Ltd.+ ......................     4,585,950
  2,413,040   American Tower Corporation, Class A+   22,851,489
    108,530   Aware, Inc.+ ......................       900,799
    784,712   Cable Design Technologies Corporation+ 10,734,860
  1,519,430   CIENA Corporation+ ................    21,743,043
    788,820   Comverse Technology, Inc.+ ........    17,645,903
     18,100   Crown Castle International Corporation+   193,308
  1,510,123   EchoStar Communications Corporation,
               Class A+ .........................    41,483,080
     15,600   Enterasys Networks, Inc.+ .........       138,060
  1,396,300   General Motors Corporation, Class H+   21,572,835
  2,047,500   ONI Systems Corporation+ ..........    12,837,825
      2,700   Powerwave Technologies, Inc.+ .....        46,656
     42,820   SBA Communications Corporation+ ...       557,516
      3,700   Tandberg ASA+ .....................        82,504
    225,320   Tekelec+ ..........................     4,080,545
     26,800   Time Warner Telecommunications, Inc.,
               Class A+ .........................       474,092
                                                  -------------
                                                    173,509,097
                                                  -------------
   UTILITIES -- 0.1%
     44,640   Reliant Resources, Inc.+ ..........       737,006
                                                  -------------
              Total Common Stocks
               (Cost $1,403,422,182) ............ 1,119,396,831
                                                  -------------
  PRINCIPAL
   AMOUNT
------------
U.S. GOVERNMENT AGENCY DISCOUNT NOTE -- 2.5%
(Cost $28,840,806)
$28,842,000    Federal Home Loan Mortgage Corporation
               (FHLMC),
               1.490%++ due 01/02/2002 ..........    28,840,806
                                                 --------------
TOTAL INVESTMENTS (COST $1,432,262,988*)  101.3%  1,148,237,637
OTHER ASSETS AND LIABILITIES (NET) ......  (1.3)    (14,841,489)
                                          -----  --------------
NET ASSETS .............................. 100.0% $1,133,396,148
                                          =====  ==============
 ------------------------------
  * Aggregate cost for Federal tax purposes is $1,507,343,060. + Non-income producing security.
 ++  Annualized yield at date of purchase.
 ^   Illiquid security.
  #  Amount is less than 0.01%.

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                    ADR --  American Depository Receipt
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                             STRATEGIC EQUITY SERIES

                                DECEMBER 31, 2001
                                                       VALUE
    SHARES                                           (NOTE 1)
 ------------                                        ---------
COMMON STOCKS -- 98.1%
   ADVERTISING -- 1.1%
     69,000   Lamar Advertising Company+ ........   $ 2,921,460
                                                    -----------
   AEROSPACE/DEFENSE -- 1.4%
     48,100   Alliant Techsystems, Inc.+ ........     3,713,320
                                                    -----------
   AIRLINES -- 0.4%
     63,400   Southwest Airlines Company ........     1,171,632
                                                    -----------
   BROADCAST, RADIO AND TELEVISION -- 6.2%
    106,500   Adelphia Communications Corporation,
               Class A+ .........................     3,320,670
     63,600   Cablevision Systems New York Group,
               Class A+ .........................     3,017,820
     89,800   Charter Communications, Inc., Class A+  1,475,414
    126,200   Hispanic Broadcasting Corporation+      3,218,100
     68,700   Macrovision Corporation+ ..........     2,419,614
     81,600   Univision Communications, Inc.,
               Class A+ .........................     3,301,536
                                                    -----------
                                                     16,753,154
                                                    -----------
   BUILDING/CONSTRUCTION -- 0.6%
     36,800   Lennar Corporation ................     1,722,976
                                                    -----------
   CHEMICALS -- 0.5%
     37,000   Sigma-Aldrich Corporation .........     1,458,170
                                                    -----------
   COMPUTER INDUSTRY -- 5.5%
     63,400   BMC Software, Inc.+ ...............     1,037,858
     37,000   Brocade Communications Systems, Inc.+   1,225,440
     79,300   Check Point Software Technologies Ltd.+ 3,163,277
     79,300   Citrix Systems, Inc.+ .............     1,796,938
    190,000   EarthLink, Inc.+ ..................     2,312,300
     74,000   Juniper Networks, Inc.+ ...........     1,402,300
     53,800   Siebel Systems, Inc.+ .............     1,505,324
     52,900   VERITAS Software Corporation+ .....     2,370,978
                                                    -----------
                                                     14,814,415
                                                    -----------
   CONSUMER PRODUCTS -- 0.6%
     48,300   The Estee Lauder Companies, Inc.,
               Class A ..........................     1,548,498
                                                    -----------
   ELECTRONICS -- 6.9%
     86,000   Celestica, Inc.+ ..................     3,473,540
     21,600   International Game Technology+ ....     1,475,280
     34,400   Millipore Corporation .............     2,088,080
     52,900   PerkinElmer, Inc. .................     1,852,558
     95,600   Polycom, Inc.+ ....................     3,288,640
    116,000   Sanmina-SCI Corporation+ ..........     2,308,400
    136,000   Solectron Corporation+ ............     1,534,080
    105,700   Tektronix, Inc.+ ..................     2,724,946
                                                    -----------
                                                     18,745,524
                                                    -----------
   FINANCIAL SERVICES -- 7.0%
    109,500   AmeriCredit Corporation+ ..........     3,454,725
     52,900   Capital One Financial Corporation .     2,853,955
     80,500   The Charles Schwab Corporation ....     1,245,335
     68,950   Fiserv, Inc.+ .....................     2,917,964
     15,900   Lehman Brothers Holdings, Inc. ....     1,062,120
     63,900   Paychex, Inc. .....................     2,239,056
    237,800   Providian Financial Corporation+ ..       844,190
     62,000   SEI Investments Company ...........     2,796,820
     47,600   SunGard Data Systems, Inc.+ .......     1,377,068
                                                    -----------
                                                     18,791,233
                                                    -----------
   FOOD AND BEVERAGES -- 0.7%
     80,000   The Pepsi Bottling Group, Inc. ....     1,880,000
                                                    -----------

                                                       VALUE
    SHARES                                           (NOTE 1)
 ------------                                        ---------
   HEALTH CARE -- 9.2%
     57,700   Anthem, Inc.+ .....................   $ 2,856,150
     52,000   Biomet, Inc. ......................     1,606,800
     79,300   Community Health Systems+ .........     2,022,150
    101,100   Express Scripts, Inc.+ ............     4,727,436
     55,000   Laboratory Corporation of America
               Holdings+ ........................     4,446,750
     73,400   Lincare Holdings, Inc.+ ...........     2,102,910
    105,700   Triad Hospitals, Inc.+ ............     3,102,295
     37,000   Universal Health Services, Inc.,
               Class B ..........................     1,582,860
     21,100   Wellpoint Health Networks, Inc.+ ..     2,465,535
                                                    -----------
                                                     24,912,886
                                                    -----------
   HOTELS/RESORTS -- 0.6%
     52,900   Starwood Hotels & Resorts Worldwide,
               Inc. .............................     1,579,065
                                                    -----------
   INSURANCE -- 4.1%
     69,000   ACE Ltd. ..........................     2,770,350
     52,900   Aon Corporation ...................     1,879,008
     79,300   The Principal Financial Group, Inc.+    1,903,200
     52,900   Radian Group, Inc. ................     2,272,055
     91,200   Willis Group Holdings Ltd.+ .......     2,147,760
                                                    -----------
                                                     10,972,373
                                                    -----------
   MANUFACTURING -- 3.2%
     95,100   Apogent Technologies, Inc.+ .......     2,453,580
     12,800   SPX Corporation+ ..................     1,752,320
    184,000   The Shaw Group, Inc.+ .............     4,324,000
                                                    -----------
                                                      8,529,900
                                                    -----------
   OIL AND GAS -- 4.3%
     90,500   ENSCO International, Inc. .........     2,248,925
    102,700   Hanover Compressor Company+ .......     2,594,202
     79,300   National-Oilwell, Inc.+ ...........     1,634,373
     74,000   Rowan Companies, Inc.+ ............     1,433,380
     42,600   Smith International, Inc.+              2,284,212
     34,900   Weatherford International, Inc.+        1,300,374
                                                    -----------
                                                     11,495,466
                                                    -----------
   PHARMACEUTICALS -- 13.5%
     15,900   Allergan, Inc. ....................     1,193,295
     65,200   AmerisourceBergen Corporation .....     4,143,460
     37,200   Andrx Group+ ......................     2,619,252
     53,400   Barr Laboratories, Inc.+ ..........     4,237,824
    132,100   Caremark Rx, Inc.+ ................     2,154,551
     31,700   Cephalon, Inc.+ ...................     2,396,044
     89,800   ICN Pharmaceuticals, Inc. .........     3,008,300
     31,700   IDEC Pharmaceuticals Corporation+ .     2,185,081
     64,900   IMS Health, Inc. ..................     1,266,199
     31,700   Invitrogen Corporation+ ...........     1,963,181
     52,700   King Pharmaceuticals, Inc.+ .......     2,220,251
     53,600   Medicis Pharmaceutical Corporation,
               Class A+ .........................     3,462,024
     37,000   MedImmune, Inc.+ ..................     1,714,950
     37,000   Shire Pharmaceuticals Group Plc, ADR+   1,354,200
     42,300   Teva Pharmaceutical Industries
               Ltd., ADR ........................     2,606,949
                                                    -----------
                                                     36,525,561
                                                    -----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                             STRATEGIC EQUITY SERIES

                                DECEMBER 31, 2001
                                                       VALUE
    SHARES                                           (NOTE 1)
 ------------                                        ---------
COMMON STOCKS --(CONTINUED)
   RETAIL -- 8.4%
    160,000   Abercrombie & Fitch Company, Class A+  $4,244,800
     70,000   Barnes & Noble, Inc.+ .............     2,072,000
     48,000   Bed Bath & Beyond, Inc.+ ..........     1,627,200
     48,000   BJ's Wholesale Club, Inc.+ ........     2,116,800
     96,000   CVS Corporation ...................     2,841,600
    187,000   Dollar General Corporation ........     2,786,300
    104,600   Dollar Tree Stores, Inc.+ .........     3,233,186
    160,000   Foot Locker, Inc.+ ................     2,504,000
     34,500   The TJX Companies, Inc. ...........     1,375,170
                                                    -----------
                                                     22,801,056
                                                    -----------
   SEMICONDUCTORS -- 8.7%
     74,000   Altera Corporation+ ...............     1,570,280
     84,600   Applied Micro Circuits Corporation+       957,672
     53,500   Broadcom Corporation, Class A+ ....     2,192,430
     55,400   Cree, Inc.+ .......................     1,632,084
     48,000   Integrated Device Technology, Inc.+     1,276,320
     26,400   KLA-Tencor Corporation+ ...........     1,308,384
     89,800   Lam Research Corporation+ .........     2,085,156
     79,700   Microchip Technology, Inc.+ .......     3,087,578
     80,300   Novellus Systems, Inc.+ ...........     3,167,835
     21,100   QLogic Corporation+ ...............       939,161
     96,000   Semtech Corporation+ ..............     3,426,240
     58,100   Teradyne, Inc.+ ...................     1,751,134
                                                    -----------
                                                     23,394,274
                                                    -----------
   SERVICES -- 1.8%
    105,700   BEA Systems, Inc.+ ................     1,628,837
     42,300   Iron Mountain, Inc.+ ..............     1,852,740
     21,000   Jacobs Engineering Group, Inc.+ ...     1,386,000
                                                    -----------
                                                      4,867,577
                                                    -----------
   TELECOMMUNICATIONS -- 11.2%
    447,000   ADC Telecommunications, Inc.+ .....     2,056,200
     65,200   AirGate PDC, Inc.+ ................     2,969,860
    316,000   Avaya, Inc.+ ......................     3,839,400
    131,000   Broadwing, Inc.+ ..................     1,244,500
    158,600   Comverse Technology, Inc.+ ........     3,547,882
    240,500   Finisar Corporation+ ..............     2,445,885
    236,300   JDS Uniphase Corporation+ .........     2,062,899
    174,900   RF Micro Devices, Inc.+ ...........     3,363,327
     95,100   Scientific-Atlanta, Inc. ..........     2,276,694
    174,400   UTStarcom, Inc.+ ..................     4,970,400
     52,400   Western Wireless Corporation, Class A+  1,480,300
                                                    -----------
                                                     30,257,347
                                                    -----------

                                                       VALUE
    SHARES                                           (NOTE 1)
 ------------                                        ---------
   TRANSPORTATION -- 0.6%
     26,400   Expeditors International of
               Washington, Inc. .................   $ 1,503,480
                                                    -----------
   UTILITIES -- 1.6%
    110,000   Dynegy, Inc., Class A .............     2,805,000
     27,000   Kinder Morgan, Inc. ...............     1,503,630
                                                    -----------
                                                      4,308,630
                                                    -----------
              Total Common Stocks
               (Cost $254,539,148) ..............   264,667,997
                                                    -----------
  PRINCIPAL
   AMOUNT
------------
U.S. GOVERNMENT AGENCY DISCOUNT NOTE -- 3.5%
  (Cost $9,531,611)
 $9,532,000   Federal Home Loan Bank (FHLB),
               1.470%++ due 01/02/2002 ..........     9,531,611
                                                   ------------
TOTAL INVESTMENTS (COST $264,070,759*) ..  101.6%   274,199,608
OTHER ASSETS AND LIABILITIES (NET) ......   (1.6)    (4,394,316)
                                           -----   ------------
NET ASSETS ..............................  100.0%  $269,805,292
                                           =====   ============
 ------------------------------
*  Aggregate cost for Federal tax purposes is $271,844,692.
+  Non-income producing security.
++ Annualized yield at date of purchase.



--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                 ADR --  American Depository Receipt
--------------------------------------------------------------------------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
                                  THE GCG TRUST
                            SPECIAL SITUATIONS SERIES

                                DECEMBER 31, 2001
                                                       VALUE
    SHARES                                           (NOTE 1)
 ------------                                        ---------
COMMON STOCKS -- 77.2%
   ADVERTISING -- 1.8%
     11,365   Lamar Advertising Company+ ........   $   481,194
                                                    -----------
   AEROSPACE/DEFENSE -- 0.8%
      2,665   Alliant Techsystems, Inc.+ ........       205,738
                                                    -----------
   APPAREL AND TEXTILES -- 0.5%
      2,370   Liz Claiborne, Inc. ...............       117,907
                                                    -----------
   AUTOMOTIVE -- 1.8%
      5,470   Delphi Automotive Systems Corporation      74,720
     27,020   Visteon Corporation ...............       406,381
                                                    -----------
                                                        481,101
                                                    -----------
   BROADCAST, RADIO AND TELEVISION -- 9.7%
      8,595   Clear Channel Communications, Inc.+       437,571
        485   Grupo Televisa S.A., GDR+ .........        20,942
     37,795   Liberty Media Corporation, Class A+       529,130
     23,170   Viacom, Inc., Class B+ ............     1,022,955
     17,860   Westwood One, Inc.+ ...............       536,693
                                                    -----------
                                                      2,547,291
                                                    -----------
   BUILDING/CONSTRUCTION -- 1.6%
     16,720   Cemex S.A. de C.V., ADR ...........       412,984
                                                    -----------
   CHEMICALS -- 0.4%
      4,180   Cytec Industries, Inc.+ ...........       112,860
                                                    -----------
   COMPUTER INDUSTRY -- 16.3%
     50,030   Apple Computer, Inc.+ .............     1,095,657
     54,990   Cadence Design Systems, Inc.+ .....     1,205,381
     36,560   Ceridian Corporation+ .............       685,500
     61,325   EarthLink, Inc.+ ..................       746,325
      8,065   Symantec Corporation+ .............       534,951
                                                    -----------
                                                      4,267,814
                                                    -----------
   CONSUMER PRODUCTS -- 1.9%
     16,315   International Flavors & Fragrances, Inc.  484,719
                                                    -----------
   FINANCIAL SERVICES -- 9.2%
      7,535   Capital One Financial Corporation .       406,513
      7,385   Citigroup, Inc. ...................       372,795
     53,455   E*TRADE Group, Inc.+ ..............       547,914
      4,735   Fannie Mae ........................       376,432
      3,695   Lehman Brothers Holdings, Inc. ....       246,826
     11,530   Moody's Corporation ...............       459,586
                                                    -----------
                                                      2,410,066
                                                    -----------
   HEALTH CARE -- 2.4%
     18,795   Becton, Dickinson & Company .......       623,054
                                                    -----------
   HOTELS/RESORTS -- 1.7%
     40,515   Station Casinos, Inc.+ ............       453,363
                                                    -----------
   INSURANCE -- 2.5%
        135   Berkshire Hathaway, Inc., Class B+        340,875
     13,310   The Principal Financial Group, Inc.+      319,440
                                                    -----------
                                                        660,315
                                                    -----------
   MANUFACTURING -- 2.9%
      6,335   Honeywell International, Inc. .....       214,250
     12,980   Sealed Air Corporation+ ...........       529,844
                                                    -----------
                                                        744,094
                                                    -----------

                                                       VALUE
    SHARES                                           (NOTE 1)
 ------------                                        ---------
   OIL AND GAS -- 10.9%
      7,035   Anadarko Petroleum Corporation ....   $   399,940
     26,009   El Paso Corporation ...............     1,160,261
     12,443   Kinder Morgan Management, LLC+ ....       471,590
     64,600   Magnum Hunter Resources, Inc.+ ....       536,180
     25,400   SK Corporation ....................       289,098
                                                    -----------
                                                      2,857,069
                                                    -----------
   PRINTING/PUBLISHING -- 0.5%
      7,265   Playboy Enterprises, Inc., Class B+       122,706
                                                    -----------
   RETAIL -- 5.6%
      4,360   CVS Corporation ...................       129,056
     17,495   Mattel, Inc. ......................       300,914
     49,240   Toys "R" Us, Inc.+ ................     1,021,238
                                                    -----------
                                                      1,451,208
                                                    -----------
   SEMICONDUCTORS -- 2.8%
     36,550   Advanced Micro Devices, Inc.+ .....       579,683
      3,960   Linear Technology Corporation .....       154,598
                                                    -----------
                                                        734,281
                                                    -----------
   SERVICES -- 3.9%
     21,470   Arbitron, Inc.+ ...................       733,201
     12,855   Bally Total Fitness Holding Corporation+  277,154
                                                    -----------
                                                      1,010,355
                                                    -----------
              Total Common Stocks
               (Cost $19,155,944) ...............    20,178,119
                                                    -----------
  PRINCIPAL
   AMOUNT
------------
CORPORATE BONDS -- 0.0%#
  (Cost $11,111)
   RETAIL -- 0.0%#
    $25,000   Ames Department Stores, Inc.,
               10.000% due 04/15/2006(b) ........           375
                                                    -----------
U.S. GOVERNMENT AGENCY DISCOUNT NOTE -- 17.2%
  (Cost $4,499,811)
 $4,500,000   Federal Home Loan Mortgage Corporation (FHLMC),
               1.510%++ due 01/02/2002 ..........     4,499,811
                                                    -----------
COMMERCIAL PAPER -- 4.2%
  (Cost $1,099,946)
  1,100,000   Tyco Capital Corporation,
               1.780%++ due 01/02/2002 ..........     1,099,946
                                                    -----------
TOTAL INVESTMENTS (COST $24,766,812*) ...   98.6%    25,778,251
OTHER ASSETS AND LIABILITIES (NET) ......    1.4        372,306
                                           -----    -----------
NET ASSETS ..............................  100.0%   $26,150,557
                                           =====    ===========
 ------------------------------
  *  Aggregate cost for Federal tax purposes is $24,896,945.
  +  Non-income producing security.
 ++  Annualized yield at date purchase.
 (b) Security is in default. Represents 0.00% of net assets.
  #  Amount is less than 0.01%.

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                 ADR --  American Depository Receipt
                 GDR --  Global Depository Receipt
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                                  GROWTH SERIES

                                DECEMBER 31, 2001
                                                       VALUE
    SHARES                                           (NOTE 1)
 ------------                                        ---------
COMMON STOCKS -- 92.2%
   AEROSPACE/DEFENSE -- 2.6%
    872,630   Raytheon Company .................. $  28,334,296
                                                  -------------
   BANKS -- 2.3%
    203,172   Fifth Third Bancorp ...............    12,511,332
    358,265   J.P. Morgan Chase & Company .......    13,022,933
                                                  -------------
                                                     25,534,265
                                                  -------------
   BROADCAST, RADIO AND TELEVISION -- 19.1%
    717,252   AOL Time Warner, Inc.+ ............    23,023,789
    489,812   Cablevision Systems Corporation-Rainbow
               Media Group+ .....................    12,098,356
    681,240   Cablevision Systems New York Group,
               Class A+ .........................    32,324,838
    898,200   Charter Communications, Inc., Class A+ 14,757,426
  1,295,385   Comcast Corporation, Special Class A+  46,633,860
    439,900   Cox Communications, Inc., Class A+     18,436,209
  3,311,704   Liberty Media Corporation, Class A+    46,363,856
    381,718   Viacom, Inc., Class B+ ............    16,852,850
                                                  -------------
                                                    210,491,184
                                                  -------------
   COMPUTER INDUSTRY -- 3.1%
    362,095   Brocade Communications Systems, Inc.+  11,992,586
    371,475   Electronic Arts, Inc.+ ............    22,269,926
                                                  -------------
                                                     34,262,512
                                                  -------------
   CONSUMER PRODUCTS -- 0.8%
    298,160   Newell Rubbermaid, Inc. ...........     8,220,271
                                                  -------------
   ELECTRONICS -- 7.5%
    636,030   Celestica, Inc.+ ..................    25,689,252
    814,215   Flextronics International Ltd.+ ...    19,533,018
    439,395   PerkinElmer, Inc. .................    15,387,613
    757,157   Symbol Technologies, Inc. .........    12,023,653
    262,350   Waters Corporation+ ...............    10,166,062
                                                  -------------
                                                     82,799,598
                                                  -------------
   FINANCIAL SERVICES -- 8.5%
    988,237   Citigroup, Inc. ...................    49,886,204
  1,582,425   E*TRADE Group, Inc.+ ..............    16,219,856
    203,350   Fannie Mae ........................    16,166,325
    123,250   The Goldman Sachs Group, Inc. .....    11,431,437
                                                  -------------
                                                     93,703,822
                                                  -------------
   FOOD AND BEVERAGES -- 1.7%
    298,360   Anheuser-Busch Companies, Inc. ....    13,488,856
    114,375   The Coca-Cola Company .............     5,392,781
                                                  -------------
                                                     18,881,637
                                                  -------------
   HEALTH CARE -- 6.0%
    278,830   HCA, Inc. .........................    10,746,108
    206,885   Laboratory Corporation of America
               Holdings+ ........................    16,726,652
    433,435   McKesson Corporation ..............    16,210,469
    372,195   Tenet Healthcare Corporation+ .....    21,855,290
                                                  -------------
                                                     65,538,519
                                                  -------------
   INSURANCE -- 7.9%
    416,595   ACE Ltd. ..........................    16,726,289
    435,985   AFLAC, Inc. .......................    10,707,792
    296,935   The Allstate Corporation ..........    10,006,710
     10,955   Berkshire Hathaway, Inc., Class B+     27,661,375
    122,840   CIGNA Corporation .................    11,381,126
    116,250   XL Capital Ltd., Class A ..........    10,620,600
                                                  -------------
                                                     87,103,892
                                                  -------------

                                                       VALUE
    SHARES                                           (NOTE 1)
 ------------                                        ---------
   LEISURE AND ENTERTAINMENT -- 0.5%
    251,525   The Walt Disney Company ........... $   5,211,598
                                                  -------------
   MANUFACTURING -- 2.6%
    350,120   Honeywell International, Inc. .....    11,841,058
    290,905   Tyco International Ltd. ...........    17,134,305
                                                  -------------
                                                     28,975,363
                                                  -------------
   OIL AND GAS -- 3.6%
    162,705   Baker Hughes, Inc. ................     5,933,851
    415,030   BJ Services Company+ ..............    13,467,724
    601,595   Petroleo Brasileiro S.A., ADR .....    14,017,164
    125,225   Smith International, Inc.+ ........     6,714,565
                                                  -------------
                                                     40,133,304
                                                  -------------
   PHARMACEUTICALS -- 8.0%
    294,840   American Home Products Corporation     18,091,382
    114,142   AstraZeneca Plc ...................     5,146,514
    188,315   Bristol-Myers Squibb Company ......     9,604,065
     80,240   Cardinal Health, Inc. .............     5,188,318
     57,295   Forest Laboratories, Inc.+ ........     4,695,325
     31,115   Millennium Pharmaceuticals, Inc.+ .       762,629
  1,106,930   Pfizer, Inc. ......................    44,111,161
                                                  -------------
                                                     87,599,394
                                                  -------------
   RETAIL -- 0.7%
    724,395   Amazon.com, Inc.+ .................     7,837,954
                                                  -------------
   SEMICONDUCTORS -- 4.7%
    701,905   Analog Devices, Inc.+ .............    31,157,563
    227,105   ASML Holding N.V.+ ................     3,872,140
    223,690   Maxim Integrated Products, Inc.+ ..    11,745,962
    177,010   National Semiconductor Corporation+     5,450,138
                                                  -------------
                                                     52,225,803
                                                  -------------
   SERVICES -- 2.3%
    630,720   Cendant Corporation+ ..............    12,368,419
     80,640   Electronic Data Systems Corporation     5,527,873
    171,590   TMP Worldwide, Inc.+ ..............     7,361,211
                                                  -------------
                                                     25,257,503
                                                  -------------
   TELECOMMUNICATIONS -- 10.3%
    265,925   Amdocs Ltd.+ ......................     9,033,472
  1,344,075   AT&T Wireless Services, Inc.+ .....    19,314,358
  3,090,099   Nokia Oyj, ADR ....................    75,800,128
        797   NTT DoCoMo, Inc. ..................     9,365,025
                                                  -------------
                                                    113,512,983
                                                  -------------
              Total Common Stocks
               (Cost $1,117,657,316) ............ 1,015,623,898
                                                  -------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                                  GROWTH SERIES

                                DECEMBER 31, 2001
   PRINCIPAL                                           VALUE
    AMOUNT                                           (NOTE 1)
 ------------                                        --------
U.S. GOVERNMENT AGENCY DISCOUNT NOTE -- 4.5%
  (Cost $49,997,903)
$50,000,000   Federal Home Loan Mortgage Corporation
               (FHLMC), 1.510%++ due 01/02/2002 .$   49,997,903
                                                 --------------
COMMERCIAL PAPER -- 1.5%
  (Cost $16,199,199)
 16,200,000   Tyco Capital Corporation,
               1.780%++ due 01/02/2002 ..........    16,199,199
                                                 --------------
TOTAL INVESTMENTS (COST $1,183,854,418*)   98.2%  1,081,821,000
OTHER ASSETS AND LIABILITIES (NET)          1.8      19,803,891
                                          -----  --------------
NET ASSETS                                100.0% $1,101,624,891
                                          =====  ==============
------------------------------
  * Aggregate cost for Federal tax purposes is $1,214,167,623. + Non-income producing security.
 ++  Annualized yield at date of purchase.

                               SCHEDULE OF FORWARD
                       FOREIGN CURRENCY EXCHANGE CONTRACTS
               FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS TO BUY

               CONTRACTS TO DELIVER
          ----------------------------
                                                    UNREALIZED
EXPIRATION        LOCAL     IN EXCHANGE  VALUE IN  APPRECIATION/
   DATE         CURRENCY    FOR U.S. $    U.S. $  (DEPRECIATION)
---------- ---------------- ----------  ---------- ------------
02/07/2002 EUR    2,700,000 $2,393,891  $2,398,891   $   5,000
02/07/2002 HKD   19,000,000  2,436,741   2,436,166        (575)
04/26/2002 JPY  268,000,000  2,208,084   2,058,741    (149,343)
05/10/2002 EUR    6,300,000  5,623,916   5,579,502     (44,414)
05/24/2001 EUR    1,900,000  1,678,878   1,682,013       3,135
                                                     ---------
                                                     $(186,197)
                                                     ---------

               FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS TO SELL

               CONTRACTS TO RECEIVE
           ----------------------------
                                                     UNREALIZED
EXPIRATION        LOCAL      IN EXCHANGE  VALUE IN  APPRECIATION/
   DATE         CURRENCY     FOR U.S. $    U.S. $  (DEPRECIATION)
----------  ---------------  ---------- ----------- ------------
02/07/2002  EUR   2,700,000 $ 2,434,792 $ 2,398,891    $ 35,901
02/07/2002  HKD  19,000,000   2,436,210   2,436,166          44
04/26/2002  EUR   4,400,000   3,895,012   3,898,448      (3,436)
04/26/2001  JPY 610,000,000   5,023,532   4,685,940     337,592
05/10/2002  EUR  35,000,000  31,498,111  30,997,234     500,877
05/10/2002  JPY 155,000,000   1,284,176   1,191,635      92,541
05/24/2002  EUR  13,900,000  12,308,395  12,305,249       3,146
05/24/2002  JPY 111,300,000     897,862     856,378      41,484
06/21/2002  EUR   1,200,000   1,049,400   1,061,447     (12,047)
                                                       --------
                                                       $996,102
                                                       --------
              Net Unrealized Appreciation
              of Forward Foreign Exchange Contracts    $809,905
                                                       ========

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                    ADR --  American Depository Receipt
                    EUR --  Euro
                    HKD --  Hong Kong Dollar
                    JPY --  Japanese Yen
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                             DEVELOPING WORLD SERIES

                                DECEMBER 31, 2001
                                                       VALUE
    SHARES                                           (NOTE 1)
 ------------                                        ---------
COMMON STOCKS -- 98.1%
   BRAZIL -- 7.4%
     26,010   Aracruz Celulose S.A., ADR ........   $   472,862
      8,000   Brasil Telecom Participacoes S.A., ADR    331,840
     12,958   Companhia Brasileira de Distribuicao Grupo
               Pao de Acucar, ADR ...............       285,076
     22,795   Companhia de Bebidas das Americas, ADR    462,511
    119,000   Companhia Paranaese de Energia-Copel,
               ADR ..............................       934,150
 40,664,100   Companhia Siderurgica de Tubarao ..       378,571
  7,095,500   Companhia Siderurgica Nacional ....       112,091
      6,400   Companhia Siderurgica Nacional, ADR       103,168
     22,164   Companhia Vale do Rio Doce, ADR ...       523,292
      8,050   Empresa Brasileira de Aeronautica
               S.A., ADR ........................       178,146
     32,800   Petroleo Brasileiro S.A., ADR .....       764,240
     27,900   Tele Centro Oeste Celular
               Participacoes, ADR ...............       195,300
     36,151   Tele Norte Leste Participacoes S.A., ADR  565,040
      5,100   Telemig Celular Participacoes S.A., ADR   191,862
                                                    -----------
                                                      5,498,149
                                                    -----------
   CHILE -- 1.2%
     12,200   Companhia de Telecomunicaciones de Chile
               S.A., ADR+ .......................       164,212
     12,300   Distribucion y Servicio D&S S.A., ADR     161,130
     16,100   Embotelladora Andina S.A., Class A, ADR   156,975
     17,000   Empresa Nacional de Electricidad S.A.,
               ADR ..............................       176,460
      7,500   Vina Concha Y Toro S.A., ADR^ .....       270,000
                                                    -----------
                                                        928,777
                                                    -----------
   CHINA -- 0.6%
  1,504,000   Yanzhou Coal Mining Company Ltd.,
               Class H ..........................       477,362
                                                    -----------
   HONG KONG -- 6.6%
  1,136,000   Beijing Datang Power Generation Company
               Ltd., Class H ....................       364,203
    685,000   China Mobile (Hong Kong) Ltd.+ ....     2,411,338
    439,000   CNOOC Ltd. ........................       413,787
  1,248,000   Denway Motors Ltd. ................       388,107
  1,082,000   Huaneng Power International, Inc.,
               Class H ..........................       652,154
  4,056,000   PetroChina Company Ltd. ...........       717,798
                                                    -----------
                                                      4,947,387
                                                    -----------
   HUNGARY -- 1.8%
      3,500   Gedeon Richter Ltd., GDR** ........       191,688
     22,400   Magyar Tavkozlesi Rt., ADR ........       380,576
     15,300   Mol Magyar Olaj-es Gazipari Rt., GDR**    289,170
      8,100   OTP Bank Rt., GDR** ...............       500,175
                                                    -----------
                                                      1,361,609
                                                    -----------
   INDIA -- 4.3%
     13,600   I.T.C. Ltd., GDR** ................       204,000
    151,686   Jardine Fleming India Fund1^ ......     1,113,375
    167,748   Morgan Stanley Investment India
               Fund, Inc.1^ .....................     1,451,020
     14,700   Ranbaxy Laboratories, Ltd., GDR** .       230,790
    124,200   Tata Engineering and Locomotive Company
               Ltd., GDR+^ ......................       244,674
                                                    -----------
                                                      3,243,859
                                                    -----------
   INDONESIA -- 0.7%
    261,000   PT Gudang Garam Tbk+ ..............       217,082
  1,094,000   PT Telekomunikasi Indonesia .......       336,615
                                                    -----------
                                                        553,697
                                                    -----------

                                                       VALUE
    SHARES                                           (NOTE 1)
 ------------                                        ---------
   ISRAEL -- 3.3%
    143,500   Bank Hapoalim Ltd. ................   $   308,983
    189,900   Bezeq Israeli Telecommunication
               Corporation Ltd. .................       256,526
     24,100   Check Point Software Technologies Ltd.+   961,349
      7,400   IDB Holding Corporation Ltd.+ .....       202,441
     12,000   Teva Pharmaceutical Industries Ltd., ADR  739,560
                                                    -----------
                                                      2,468,859
                                                    -----------
   KOREA -- 22.0%
     43,098   Hyosung Corporation ...............       457,717
     70,666   Kookmin Bank+ .....................     2,679,237
    104,660   Koram Bank+ .......................       952,179
     55,840   Korea Electric Power Corporation ..       922,518
     42,497   Korea Telecom Corporation, ADR+ ...       863,964
      6,920   Kumkang Korea Chemical Company Ltd.       574,252
      7,540   Pohang Iron & Steel Company Ltd. ..       700,327
     55,224   Pohang Iron & Steel Company Ltd., ADR   1,270,152
     22,380   Samsung Electro Mechanics Company Ltd.    746,284
     26,784   Samsung Electronics ...............     5,689,178
      7,760   SK Telecom Company Ltd.+ ..........     1,583,312
                                                    -----------
                                                     16,439,120
                                                    -----------
   MALAYSIA -- 3.9%
     62,000   British American Tobacco (Malaysia)
               Berhad ...........................       603,676
    731,700   Malayan Banking Berhad ............     1,598,166
    315,000   Tanjong Plc .......................       704,596
                                                    -----------
                                                      2,906,438
                                                    -----------
   MEXICO -- 12.8%
     93,600   America Movil S.A. de C.V., ADR+ ..     1,823,328
     35,267   Cemex S.A. de C.V., ADR ...........       871,095
     26,484   Coca-Cola Femsa S.A., ADR .........       531,534
     38,511   Fomento Economico Mexicano S.A. de C.V.   131,891
     12,700   Fomento Economico Mexicano S.A.
               de C.V., ADR .....................       438,785
  1,291,600   Grupo Financiero BBVA Bancomer S.A.
               de C.V., Class O+ ................     1,183,333
    100,900   Grupo Modelo S.A. de C.V., Series C       226,153
     28,911   Grupo Televisa S.A., GDR+ .........     1,248,377
     19,600   Panamerican Beverages, Inc., Class A      291,256
     33,229   Telefonos de Mexico S.A., Class L, ADR  1,163,680
    596,400   Wal-Mart de Mexico S.A. de C.V. ...     1,626,213
                                                    -----------
                                                      9,535,645
                                                    -----------
   PERU -- 0.9%
     32,300   Compania de Minas Buenaventura S.A.u.,
               ADR ..............................       669,579
                                                    -----------
   POLAND -- 1.5%
     20,070   Bank Pekao S.A., ADR+** ...........       405,749
     46,758   Polski Koncern Naftowy Orelen S.A., GDR** 441,863
     78,975   Telekomunikacja Polska S.A., ADR**        279,753
                                                    -----------
                                                      1,127,365
                                                    -----------
   RUSSIA -- 3.8%
     10,000   JSC Mining and Smelting Company Norilsk
               Nickel ADR+ ......................       162,577
      3,600   Mobile Telesystems, ADR+ ..........       128,376
     13,500   OAO Gazprom, ADR ..................       132,975
     22,550   LUKOIL, ADR .......................     1,104,806
     27,500   RAO Unified Energy System, ADR ....       432,575
     45,470   Surgutneftegaz, ADR+ ..............       711,151
      2,000   YUKOS, ADR ........................       156,792
                                                    -----------
                                                      2,829,252
                                                    -----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                             DEVELOPING WORLD SERIES

                                DECEMBER 31, 2001
                                                       VALUE
    SHARES                                           (NOTE 1)
 ------------                                        ---------
COMMON STOCKS -- (CONTINUED)
   SOUTH AFRICA -- 4.9%
     79,000   ABSA Group Ltd. ...................   $   231,172
    371,182   African Bank Investments Ltd.+ ....       269,220
     18,500   Anglo American Platinum Corporation Ltd.  688,179
     86,500   Gold Fields Ltd. ..................       414,653
     62,700   Liberty Group Ltd. ................       288,541
     21,800   Nedcor Ltd. .......................       225,724
     39,163   Sappi Ltd. ........................       391,794
     85,702   Sasol Ltd. ........................       753,064
    147,500   Standard Bank Investment Corporation Ltd. 383,660
                                                    -----------
                                                      3,646,007
                                                    -----------
   TAIWAN -- 14.8%
     43,000   Asustek Computer, Inc.+ ...........       188,025
    212,772   Asustek Computer, Inc., GDR** .....       968,113
    313,057   Cathay Financial Holding Company Ltd.+    509,981
    993,926   Chinatrust Commercial Bank ........       596,525
  1,232,000   Formosa Chemicals & Fiber Corporation     827,436
  1,186,000   Fubon Financial Holding Company Ltd.+   1,030,419
     38,000   Hon Hai Precision Industry Company Ltd.   173,764
    116,401   Hon Hai Precision Industry Company Ltd.,
               GDR** ............................     1,164,010
    470,000   Phoenixtic Power Company Ltd. .....       351,929
    278,000   President Chain Store Corporation .       587,939
     78,786   Sunplus Technology Company Ltd., GDR**^   486,362
    116,000   Taiwan Semiconductor Manufacturing
               Company, Ltd.+ ...................       290,083
    125,164   Taiwan Semiconductor Manufacturing
               Company Ltd., ADR+ ...............     2,149,066
  1,177,000   United Microelectronics Corporation,
               ADR+ .............................     1,715,546
                                                    -----------
                                                     11,039,198
                                                    -----------
   THAILAND -- 1.2%
     72,000   BEC World Public Company Ltd. (Foreign)   328,826
  1,560,400   Ratchaburi Electricity Generating Holding
               Public Company Ltd. (Foreign)+ ...       532,716
                                                    -----------
                                                        861,542
                                                    -----------
   TURKEY -- 1.9%
 73,830,000   Akbank T.A.S. .....................       233,414
 17,370,000   Arcelik A.S. ......................       182,057
 15,410,000   Eregli Demir ve Celik Fabrikalavi T.A.S.+ 193,287
 41,010,000   Tofas Turk Otomobil Fabrikasi A.S.+       146,565
 27,065,000   Tupras-Turkiye Petrol Rafinerileri A.S.   227,867
131,246,000   Turkiye Garanti Bankasi A.S.+ .....       239,039
 38,346,630   Turkiye Is Bankasi, Class C .......       213,476
                                                    -----------
                                                      1,435,705
                                                    -----------
   UNITED KINGDOM -- 4.5%
    174,282   Anglo American Plc ................     2,661,819
    180,700   Old Mutual Plc ....................       226,723
     74,500   South African Breweries Plc .......       490,664
                                                    -----------
                                                      3,379,206
                                                    -----------
              Total Common Stocks
               (Cost $70,911,213) ...............    73,348,756
                                                    -----------

                                                       VALUE
    SHARES                                           (NOTE 1)
 ------------                                        ---------
PREFERRED STOCKS -- 2.4%
   BRAZIL -- 2.4%
  8,913,600   Banco Itau S.A. ...................   $   678,949
     50,800   Petroleo Brasileiro S.A., ADR .....     1,129,284
                                                    -----------
                                                      1,808,233
                                                    -----------
              Total Preferred Stocks
               (Cost $1,698,551) ................     1,808,233
                                                    -----------
TOTAL INVESTMENTS (COST $72,609,764*) .... 100.5%    75,156,989
OTHER ASSETS AND LIABILITIES (NET) .......  (0.5)      (359,716)
                                           -----    -----------
NET ASSETS ............................... 100.0%   $74,797,273
                                           =====    ===========
 ------------------------------
 * Aggregate cost for Federal tax purposes is $84,367,193.
** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
 ^ Illiquid Security.
 + Non-income producing security.
 1 Closed end fund.

The industry classification of the Developing World Series at December 31, 2001 was as follows:
                                       % OF             VALUE
INDUSTRY CLASSIFICATION             NET ASSETS        (NOTE 1)
-----------------------             ----------       ----------
Aerospace/Defense .................     0.2%         $ 178,147
Automotive ........................     1.0            779,346
Banks .............................    12.1          9,015,279
Broadcast, Radio and Television ...     2.1          1,577,203
Chemicals .........................     1.1            827,436
Computer Industry .................     1.8          1,323,138
Consumer Products .................     1.1            820,758
Diversified Operations ............     0.3            204,000
Electronics .......................    11.9          8,931,786
Financial Services ................     2.5          1,886,166
Food and Beverages ................     4.0          2,999,768
Insurance .........................     2.7          2,055,664
Manufacturing .....................     6.1          4,537,339
Metals/Mining .....................     7.9          5,902,839
Mutual Funds ......................     3.4          2,564,395
Oil and Gas .......................     9.1          6,842,797
Paper and Forest Products .........     1.2            864,656
Pharmaceuticals ...................     1.6          1,162,038
Retail ............................     3.6          2,660,358
Semiconductors ....................     3.5          2,635,428
Services ..........................     3.6          2,710,224
Telecommunications ................    14.3         10,675,722
Utilities .........................     5.4          4,002,502
                                      -----        -----------
TOTAL INVESTMENTS .................   100.5%        75,156,989
OTHER ASSETS AND LIABILITIES (NET)     (0.5)          (359,716)
                                      -----        -----------
NET ASSETS ........................   100.0%       $74,797,273
                                      =====        ===========

The activity for investments in Common Stocks of Affiliates is as follows:

                SHARES AT    SHARES AT                     REALIZED
DESCRIPTION     12/31/00     12/31/01  DIFFERENCE DIVIDENDS   LOSS
-----------     --------     --------  ---------- --------- --------
Turkiye Is Bankasi,
   Class C      13,363,400  38,346,630  24,983,230  $3,433  $(290,695)
Yapi ve Kredi
   Bankasi A.S. 23,010,592           0 (23,010,592)      0   (191,251)

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                  ADR --  American Depository Receipt
                  GDR --  Global Depository Receipt
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                         INTERNET TOLLKEEPER(SM) SERIES

                                DECEMBER 31, 2001
                                                       VALUE
    SHARES                                           (NOTE 1)
 ------------                                        ---------
COMMON STOCKS -- 94.5%
   COMPUTER HARDWARE -- 4.2%
      9,070   Cisco Systems, Inc.+ ..............     $ 164,258
      9,570   EMC Corporation+ ..................       128,621
      7,910   Sun Microsystems, Inc.+ ...........        97,609
                                                     ----------
                                                        390,488
                                                     ----------
   COMPUTER SOFTWARE -- 16.1%
      1,560   Avocent Corporation+ ..............        37,830
      5,490   CheckFree Corporation+ ............        98,820
      5,320   Gemstar-TV Guide International, Inc.+     147,364
      5,840   Intuit, Inc.+ .....................       249,718
      9,330   Microsoft Corporation+ ............       618,299
      6,230   Oracle Corporation+ ...............        86,036
      5,870   Sabre Holdings Corporation+ .......       248,594
                                                     ----------
                                                      1,486,661
                                                     ----------
   CONSUMER PRODUCTS -- 0.5%
      2,540   Energizer Holdings, Inc.+ .........        48,387
                                                     ----------
   ELECTRICAL EQUIPMENT -- 7.0%
     14,790   American Tower Corporation, Class A+      140,061
      9,460   McDATA Corporation+ ...............       231,770
      5,390   QUALCOMM, Inc.+ ...................       272,195
                                                     ----------
                                                        644,026
                                                     ----------
   FINANCIAL SERVICES -- 6.1%
     11,700   The Charles Schwab Corporation ....       180,999
      4,890   First Data Corporation ............       383,620
                                                     ----------
                                                        564,619
                                                     ----------
   INTERNET -- 9.3%
      4,050   Check Point Software Technologies Ltd.+   161,554
      7,210   CNET Networks, Inc.+ ..............        64,674
     13,060   Interwoven, Inc.+ .................       127,204
      4,170   Travelocity.com, Inc.+ ............       119,721
      8,740   VeriSign, Inc.+ ...................       332,470
      3,280   Yahoo!, Inc.+ .....................        58,187
                                                     ----------
                                                        863,810
                                                     ----------
   LEISURE AND ENTERTAINMENT -- 7.9%
      3,650   Metro-Goldwyn-Mayer, Inc.+ ........        79,935
     14,730   Viacom, Inc., Class B+ ............       650,330
                                                     ----------
                                                        730,265
                                                     ----------

                                                       VALUE
    SHARES                                           (NOTE 1)
 ------------                                        ---------
   MEDIA -- 24.3%
     16,610   AOL Time Warner, Inc.+ ............     $ 533,181
      3,730   Cablevision Systems Corporation, Class A+ 176,989
      8,210   Cablevision Systems Corporation-Rainbow
               Media Group+ .....................       202,787
      5,880   Clear Channel Communications, Inc.+       299,351
      9,180   Comcast Corporation, Special Class A+     330,480
      3,430   EchoStar Communications Corporation,
               Class A+ .........................        94,222
      5,790   Univision Communications, Inc., Class A+  234,263
     12,750   Westwood One, Inc.+ ...............       383,138
                                                     ---------
                                                      2,254,411
                                                     ---------
   SEMICONDUCTORS -- 4.1%
     10,310   Integrated Circuit Systems, Inc.+ .       232,903
      1,870   Intersil Corporation+ .............        60,308
      2,150   Xilinx, Inc.+ .....................        83,958
                                                     ---------
                                                        377,169
                                                     ---------
   SERVICES -- 4.7%
     10,810   Cendant Corporation+ ..............       211,984
      5,130   TMP Worldwide, Inc.+ ..............       220,077
                                                     ---------
                                                        432,061
                                                     ---------
   TELECOMMUNICATIONS -- 10.3%
     38,210   Crown Castle International
               Corporation+ .....................       408,083
     22,250   Liberty Media Corporation, Class A+       311,500
      9,520   Sprint Corporation (PCS Group)+ ...       232,383
                                                     ----------
                                                        951,966
                                                     ----------
              Total Common Stocks
               (Cost $9,286,089) ................     8,743,863
                                                     ----------
TOTAL INVESTMENTS (COST $9,286,089*) ....   94.5%     8,743,863
OTHER ASSETS AND LIABILITIES (NET) ......    5.5        511,354
                                           ------    ----------
NET ASSETS ..............................  100.0%    $9,255,217
                                           ======    ==========
 ------------------------------
  *  Aggregate cost for Federal tax purposes is $9,464,372.
  +  Non-income producing security.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                  THE GCG TRUST

                                DECEMBER 31, 2001

1.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The GCG Trust, (the "Trust") is registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988 with an unlimited number of shares of beneficial interest with a par value of $0.001 each. At December 31, 2001 the Trust had twenty nine operational portfolios (the "Series"). All of the Series are diversified except for All Cap Series, Managed Global Series, Mid-Cap Growth Series, Hard Assets Series and Special Situations Series which are non-diversified. The information presented in these financial statements pertains to all of the Series except for The Fund For Life Series which is presented under separate cover. The Trust is intended to serve as an investment medium for (i) variable life insurance policies and variable annuity contracts ("Variable Contracts") offered by insurance companies, and (ii) certain qualified pension and retirement plans, as permitted under the Federal tax rules relating to the Series serving as investment mediums for Variable Contracts. The Trust currently functions as an investment medium for contracts and policies offered by Golden American Life Insurance Company ("Golden American"), a wholly owned subsidiary of Equitable of Iowa Companies ("Equitable of Iowa"), an indirect wholly owned subsidiary of ING Groep N.V. ("ING"), Equitable Life Insurance Company of Iowa, an indirect wholly owned subsidiary of ING, Security Life of Denver, an indirect wholly owned subsidiary of ING, Southland Life Insurance Company, an indirect wholly owned subsidiary of ING, Reliastar Life Insurance Company, an indirect wholly owned subsidiary of ING, United Life And Annuities, a wholly owned subsidiary of Golden American, and First Golden Life Insurance Company ("First Golden"), a wholly owned subsidiary of Golden American. The Trust is also an investment medium for contracts offered by the Security Equity Life Insurance Company.

The preparation of financial statements in accordance with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

(A) VALUATION: Domestic and foreign portfolio securities, including options and futures contracts, except as noted below, for which market quotations are readily available are stated at market value. Market value is determined on the basis of the last reported sales price in the principal market where such securities are traded or, if no sales are reported, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers or dealers.

Debt securities (except those purchased by Liquid Asset Series), including those to be purchased under firm commitment agreements, are normally valued on the basis of quotes obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Under certain circumstances, debt securities having a maturity of sixty days or less may be valued at amortized cost which approximates market value.

Amortized cost involves valuing a portfolio security instrument at its cost, initially, and thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. All of the portfolio securities of Liquid Asset Series are valued using the amortized cost method.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.

(B) DERIVATIVE FINANCIAL INSTRUMENTS: Certain of the Series may engage in various portfolio strategies, as described below, primarily to seek to manage its exposure to the equity, bond, gold and other markets and also to manage fluctuations in interest and foreign currency rates. Buying futures and forward foreign currency exchange contracts, writing puts and buying calls tend to increase a Series' exposure to the underlying market or currency. Selling futures and forward foreign currency exchange contracts, buying puts and writing calls tend to decrease a Series' exposure to the underlying market or currency. In some instances, investments in derivative financial instruments may involve, to varying degrees, elements of market risk and risks in excess of the amount recognized in the Statement of Assets and Liabilities. Losses may arise under these contracts due to the existence of an illiquid secondary market for the contracts, or if the counterparty does not perform under the contract. An additional primary risk associated with the use of certain of these contracts may be caused by an imperfect correlation between movements in the price of the derivative financial instruments and the price of the underlying securities, indices or currency.

OPTIONS: Certain Series may engage in option transactions including purchasing options on securities and securities indexes ("purchased options") and writing covered call and secured put options ("written options"). Generally, purchased options are utilized to protect security holdings in a portfolio or protect against substantial increases in market prices in securities to be acquired in the future. Certain Series may use written options to generate additional income, protect partially against declines in the value of portfolio securities or facilitate a Series' ability to purchase a security at a price lower than the security's current market price. Option

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                  THE GCG TRUST

                                DECEMBER 31, 2001



 1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

transactions may be engaged on exchanges and on over-the-counter markets. When a Series writes an option, an amount equal to the premium received by the Series is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market on a daily basis to reflect the current value of the option written. When a security is sold through an exercise of an option, the related premium received (or paid) is deducted from (or added to) the basis of the security sold. When an option expires (or the Series enters into a closing transaction), the Series realizes a gain or loss on the option to the extent of the premiums received or paid. Realized and unrealized gains and losses arising from purchased option transactions are included in the net realized and unrealized gain/(loss) on investments.

The written option activity for Core Bond Series for the year ended December 31, 2001 was as follows:
                                                   NUMBER OF
                                                   CONTRACTS       PREMIUMS
                                                  -----------     ----------
Options outstanding at December 31, 2000                --               --
Options written during the period                      196         $669,647
Options closed during the period                       (62)        (166,977)
                                                       ---         --------
Options outstanding at December 31, 2001               134         $502,670
                                                       ===         ========


The written option activity for All Cap Series for the year ended December 31, 2001 was as follows:
                                                   NUMBER OF
                                                   CONTRACTS       PREMIUMS
                                                  -----------     ----------
Options outstanding at December 31, 2000                 46         $  4,749
Options written during the period                       522          432,385
Options closed during the period                       (568)        (437,134)
                                                        ---          -------
Options outstanding at December 31, 2001                 --               --
                                                        ===          =======

The written option activity for Investors Series for the year ended December 31, 2001 was as follows:
                                                   NUMBER OF
                                                   CONTRACTS       PREMIUMS
                                                  -----------     ----------
Options outstanding at December 31, 2000               38          $ 4,059
Options written during the period                     483           91,151
Options exercised during the period                  (206)         (36,795)
Options expired during the period                     (88)          (9,873)
Options closed during the period                     (227)         (48,542)
                                                      ---          -------
Options outstanding at December 31, 2001               --               --
                                                      ===          =======

The written option activity for Capital Appreciation Series for the year ended December 31, 2001 was as follows:
                                                   NUMBER OF
                                                   CONTRACTS       PREMIUMS
                                                  -----------     ----------
Options outstanding at December 31, 2000             1,571       $1,392,957
Options exercised during the period                   (560)        (466,781)
Options expired during the period                     (711)        (739,654)
Options closed during the period                      (300)        (186,522)
                                                     -----       ----------
Options outstanding at December 31, 2001                --               --
                                                     =====       ==========

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                  THE GCG TRUST

                                DECEMBER 31, 2001

1.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

FUTURES CONTRACTS: Certain Series may engage in various futures contracts including interest rate and stock index futures contracts. The transactions in futures contracts must constitute bona fide hedging or other strategies under regulations promulgated by the Commodities Futures Trading Commission. Upon entering into a contract, the Series deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Series as unrealized gains or losses. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. During the year ended December 31, 2001, all futures transactions were conducted on U.S. exchanges. Contracts open, if any, at December 31, 2001 are included in the portfolio of investments and their related realized and unrealized gains and losses are included in the net realized and unrealized gain/(loss) on futures contracts.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain of the Series may enter into forward foreign currency exchange contracts. A Series will engage in forward foreign currency exchange transactions to protect itself against fluctuations in currency exchange rates. Forward foreign currency exchange contracts are valued at the applicable forward rate and are marked to market daily. The change in market value is recorded by the Series as an unrealized gain or loss. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Contracts open, if any, at December 31, 2001 and their related unrealized appreciation/(depreciation) are set forth in the Schedule of Forward Foreign Currency Exchange Contracts which accompanies the Portfolio of Investments. Realized and unrealized gains and losses arising from forward foreign currency exchange contracts are included in net realized and unrealized gain/(loss) on forward foreign currency exchange contracts.

(C) FOREIGN CURRENCY: Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar as of the close of business immediately preceding the time of valuation. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at the rate of exchange prevailing when accrued.

The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain/(loss) from securities.

Reported net realized gains or losses on foreign currency transactions arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Series' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation/(depreciation) on other assets and liabilities denominated in foreign currencies arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate.

(D) REPURCHASE AGREEMENTS: All Series may enter into repurchase agreements in accordance with guidelines approved by the Board of Trustees of the Trust. Each Series bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Series is delayed or prevented from exercising its rights to dispose of the underlying securities received as collateral including the risk of a possible decline in the value of the underlying securities during the period while the Series seeks to exercise its rights. Each Series takes possession of the collateral and reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Series enters into repurchase agreements to evaluate potential risks. The market value of the underlying securities received as collateral must be at least equal to the total amount of the repurchase obligation. In the event of counterparty default, the Series has the right to use the underlying securities to offset the loss.

(E) SWAP AGREEMENTS: Certain of the Series may enter into swap agreements. A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments, including a particular interest rate, foreign currency, or "basket" of securities representing a particular index. The gross returns to be exchanged are "swapped" between the parties and are calculated based on a "notional amount", which, each business day, is valued to determine each party's obligation under the contract. Risks could arise from entering into swap agreements from the potential inability of counterparties to meet the terms of their contracts, and from the potential inability to enter into a closing transaction. It is possible that developments in the swaps market, including potential governmental regulation, could affect the Series' ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                  THE GCG TRUST

                                DECEMBER 31, 2001



1.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

(F) FEDERAL INCOME TAXES: Each Series of the Trust is a separate entity for Federal income tax purposes. No provision for Federal income taxes has been made since each Series of the Trust has complied and intends to continue to comply with provisions of subchapter M of the Internal Revenue Code of 1986, as amended, available to regulated investment companies and to distribute its taxable income to shareholders sufficient to relieve it from all, or substantially all, Federal income taxes.

(G) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are recorded on trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed are reported as income when the Series identifies the dividend. Interest income (including amortization of premium and discount on securities) and expenses are accrued daily. Realized gains and losses from investment transactions are recorded on an identified cost basis which is the same basis the Trust uses for Federal income tax purposes. Purchases of securities under agreements to resell are carried at cost, and the related accrued interest is included in interest receivable.

(H) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Net investment income of Liquid Asset Series is declared as a dividend daily and paid monthly. For all other Series, net investment income will be paid annually, except that Limited
Maturity Bond Series may declare a dividend monthly or quarterly. Any net realized long-term capital gains (the excess of net long-term capital gains over net short-term capital losses) for any Series will be declared and paid at least once annually. Net realized short-term capital gains may be declared and paid more frequently. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from net investment income and net realized gains recorded by the Trust. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Series, timing differences and differing characterization of distributions made by each Series as a whole.

2. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Directed Services, Inc. (the "Manager"), an indirect wholly owned subsidiary of ING, provides all of the Series with advisory and administrative services under a Management Agreement (the "Agreement"). Under the Agreement, the Manager has overall responsibility for engaging Portfolio Managers and for monitoring and evaluating the management of the assets of each Series by the Portfolio Managers. Portfolio Managers are compensated by the Manager and not the Trust. In some cases, Portfolio Managers may be affiliated with the Manager. Portfolio Managers have full investment discretion and make all determinations with respect to the investment of a Series' assets and the purchase and sale of portfolio securities and other investments. Pursuant to this Agreement, the Manager also is responsible for providing or procuring, at the Manager's expense, the services reasonably necessary for the ordinary operation of the Trust including, among other things, custodial, administrative, transfer agency, portfolio accounting, dividend disbursing, auditing and ordinary legal services. The Manager does not bear the expense of brokerage fees, taxes, interest, fees and expenses of the independent trustees, and extraordinary expenses, such as litigation or indemnification expenses. As compensation for its services under the Management Agreement, the Trust pays the Manager a monthly fee (a "Unified Fee") based on the following annual rates of the average daily net assets of the
Series:

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                  THE GCG TRUST

                                DECEMBER 31, 2001

2. FEES AND OTHER TRANSACTIONS WITH AFFILIATES -- (CONTINUED)

  SERIES                                                         FEE
  ------                                                         ----
                                                                (based on combined assets of the indicated Groups of Series)
Liquid Asset Series and Limited Maturity Bond Series            0.60% of the first $200 million in combined assets of these Series;
                                                                0.55% of the next $300 million; and
                                                                0.50% of the amount in excess of $500 million

Core Bond Series                                                1.00% of the first $100 million;
                                                                0.90% of the next $100 million; and
                                                                0.80% of the amount in excess of $200 million

Fully Managed Series, Equity Income Series,                     1.00% of the first $750 million in combined assets of these Series;
Value Equity Series, Rising Dividends Series,                   0.95% of the next $1.250 billion
Capital Appreciation Series, Strategic Equity                   0.90% of the next $1.5 billion and
Series, Small Cap Series, Real Estate Series and                0.85% of the amount in excess $3.5 billion
Hard Assets Series

Total Return Series, Research Series and Mid-Cap                1.00% of the first $250 million in combined assets of these Series;
Growth Series                                                   0.95% of the next $400 million;
                                                                0.90% of the next $450 million; and
                                                                0.85% of the amount in excess of $1.1 billion

Investors Series and All Cap Series                             1.00% of the first $500 million;
                                                                0.95% of the next $250 million;
                                                                0.90% of the next $500 million; and
                                                                0.85% of the amount in excess of $1.25 billion

International Equity Series                                     1.25% of the first $500 million; and
                                                                1.05% of the amount in excess of $500 million

Growth and Income Series and Special Situations Series          1.10% of the first $250 million;
                                                                1.05% of the next $400 million;
                                                                1.00% of the next $450 million; and
                                                                0.95% of the amount in excess of $1.1 billion

Managed Global Series                                           1.25% of the first $500 million; and
                                                                1.05% of the amount in excess of $500 million

Large Cap Value Series                                          1.00% of the first $500 million;
                                                                0.95% of the next $250 million;
                                                                0.90% of the next $500 million; and
                                                                0.85% of the amount in excess of $1.25 billion

Diversified Mid-Cap Series and Asset Allocation                 1.00% of the first $500 million;
Growth Series                                                   0.95% of the next $250 million;
                                                                0.90% of the next $500 million; and
                                                                0.85% of the amount in excess of $1.25 billion

Capital Growth Series and Growth Series                         1.10% of the first $250 million in combined assets of these Series;
                                                                1.05% of the next $400 million;
                                                                1.00% of the next $450 million; and
                                                                0.95% of the amount in excess of $1.1 billion

Developing World Series                                         1.75%

Internet Tollkeeper(SM) Series                                  1.85% of the first $1 billion; and
                                                                1.75% of the amount in excess of $1 billion

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                  THE GCG TRUST

                                DECEMBER 31, 2001

2. FEES AND OTHER TRANSACTIONS WITH AFFILIATES -- (CONTINUED)

The Manager and the Trust have entered into Portfolio Management Agreements with the Portfolio Managers. These Portfolio Managers provide investment advice for the various Series and are paid by the Manager based on the average net assets of the respective Series. The Portfolio Managers of each of the Series are as follows (*related party Advisor):

SERIES                                  PORTFOLIO MANAGER
------                                  -----------------
Liquid Asset Series                     ING Investment Management, LLC*
Limited Maturity Bond Series            ING Investment Management, LLC*
Core Bond Series                        Pacific Investment Management Company
Fully Managed Series                    T. Rowe Price Associates, Inc.
Total Return Series                     Massachusetts Financial Services Company
Asset Allocation Growth Series          Fidelity Research & Management Company
Equity Income Series                    T. Rowe Price Associates, Inc.
All Cap Series                          Salomon Brothers Asset Management Inc.
Growth and Income Series                Janus Capital Corporation
Real Estate Series                      Van Kampen
Value Equity Series                     Eagle Asset Management, Inc.
Investors Series                        Salomon Brothers Asset Management Inc.
International Equity Series             ING Pilgrim Investments, LLC*
Rising Dividends Series                 Kayne Anderson Rudnick Investment Management, LLC
Managed Global Series                   Capital Guardian Trust Company
Large Cap Value Series                  Capital Guardian Trust Company
Hard Assets Series                      Baring International Investment Limited*
Diversified Mid-Cap Series              Fidelity Research & Management Company
Research Series                         Massachusetts Financial Services Company
Capital Growth Series                   Alliance Capital Management, L.P.
Capital Appreciation Series             A I M Capital Management Group, Inc.
Small Cap Series                        Capital Guardian Trust Company
Mid-Cap Growth Series                   Massachusetts Financial Services Company
Strategic Equity Series                 A I M Capital Management Group, Inc.
Special Situations Series               Janus Capital Corporation
Growth Series                           Janus Capital Corporation
Developing World Series                 Baring International Investment Limited*
Internet Tollkeeper(SM) Series          Goldman Sachs Asset Management

During the period ended December 31, 2001, in the ordinary course of business, the following Series paid commissions to certain affiliates of the respective Portfolio Manager and/or the Manager in connection with the execution of various portfolio transactions.

                                                                  AMOUNT OF
SERIES                                                           COMMISSIONS
------                                                           -----------

Asset Allocation Growth Series                                       $112
Investors Series                                                       55
Diversified Mid-Cap Series                                            849
Developing World Series                                               480
Internet TollkeeperSM Series                                           22

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                  THE GCG TRUST

                                DECEMBER 31, 2001

2. FEES AND OTHER TRANSACTIONS WITH AFFILIATES -- (CONTINUED)

The custodian for the Trust is The Bank of New York. The custodian is paid by the Manager and not the Trust.

Certain officers and trustees of the Trust are also officers and/or directors of the Manager, Golden American, First Golden and Equitable Life Insurance Company of Iowa. Each Trustee of the Trust who is not an interested person of the Trust or Manager or Portfolio Manager (the "non-interested Trustee") receives an annual retainer of $20,000 plus $5,000 for each regular quarterly Board Meeting attended in person ($1,250 if attended by telephone), as well as reimbursement for expenses incurred in connection with attendance at such meetings or carrying out their responsibilities as Trustees of the Trust. In addition, the Trust pays their Trustees an annual stipend of $5,000 for each committee chairmanship and $1,000 for attendance at any committee meeting not held in conjunction with a regular Board meeting or for any specially called telephone meeting. The Trustee designated by the Board as Lead Trustee also receives additional compensation in an amount 50% greater than the amount paid for services as non-interested Trustee (i.e. 50% of the regular retainer of $20,000 plus 50% of the full quarterly meeting fee of $20,000 or $20,000).

3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding U.S. Government and short-term investments, for the period ended December 31, 2001 were as follows:
                                        PURCHASES             SALES
                                       -----------         ------------
Liquid Asset Series                              --                  --
Limited Maturity Bond Series .......  $ 295,320,429       $ 143,980,104
Core Bond Series ...................    623,617,091         534,494,474
Fully Managed Series ...............    272,499,448          97,461,800
Total Return Series ................    482,628,996         363,587,032
Asset Allocation Growth Series .....     38,246,429           6,591,797
Equity Income Series ...............    189,552,247          53,560,992
All Cap Series .....................    304,022,261         137,633,649
Growth and Income Series ...........     82,791,692          15,577,053
Real Estate Series .................    112,412,262          81,272,818
Value Equity Series. ...............    151,782,785         112,731,672
Investors Series ...................     87,090,421          21,428,427
International Equity Series ........    303,495,638         151,782,488
Rising Dividends Series ............    285,855,523         311,211,345
Managed Global Series ..............    121,634,982          70,236,814
Large Cap Value Series .............    205,333,268          48,664,546
Hard Assets Series .................     90,214,852          93,070,091
Diversified Mid-Cap Series .........     69,935,175          24,555,242
Research Series ....................    905,980,061         913,959,666
Capital Growth Series ..............  1,034,157,798       1,024,277,827
Capital Appreciation Series ........    219,740,551         171,580,545
Small Cap Series ...................    251,902,593         185,161,552
Mid-Cap Growth Series ..............  1,188,683,790       1,140,514,280
Strategic Equity Series ............    558,618,737         557,552,615
Special Situations Series ..........     29,573,146          12,868,530
Growth Series ......................  1,140,781,325       1,106,234,806
Developing World Series ............    136,696,927         138,178,102
Internet TollkeeperSM Series .......     11,298,240           1,310,469

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                  THE GCG TRUST

                                DECEMBER 31, 2001

3. PURCHASES AND SALES OF SECURITIES -- (CONTINUED)

At December 31, 2001, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were as follows:

                                                                                 NET TAX
                                          TAX BASIS          TAX BASIS             BASIS
                                            GROSS              GROSS            UNREALIZED
                                         UNREALIZED         UNREALIZED         APPRECIATION/
                                        APPRECIATION       DEPRECIATION       (DEPRECIATION)
                                        ------------       ------------       --------------
Liquid Asset Series ................              --                  --                  --
Limited Maturity Bond Series .......  $    7,636,122      $    1,468,027     $     6,168,095
Core Bond Series ...................         529,918           1,452,629            (922,711)
Fully Managed Series ...............      66,816,998          10,230,416          56,586,582
Total Return Series ................      36,697,268          27,186,654           9,510,614
Asset Allocation Growth Series .....       1,561,999           1,681,350            (119,351)
Equity Income Series ...............      27,866,527          31,389,750          (3,523,223)
All Cap Series .....................      23,343,310          24,857,183          (1,513,873)
Growth and Income Series ...........       2,936,666           2,709,093             227,573
Real Estate Series .................       5,343,055           1,684,647           3,658,408
Value Equity Series ................      15,491,737          16,380,142            (888,405)
Investors Series ...................       3,919,610           6,268,813          (2,349,203)
International Equity Series ........       3,479,715           1,618,554           1,861,161
Rising Dividends Series ............     107,424,628          38,775,143          68,649,485
Managed Global Series ..............      21,839,138          50,030,639         (28,191,501)
Large Cap Value Series .............      20,478,213          20,954,586            (476,373)
Hard Assets Series .................       1,879,110           3,414,259          (1,535,149)
Diversified Mid-Cap Series .........       4,057,792           2,274,599           1,783,193
Research Series ....................      47,807,165          75,132,507         (27,325,342)
Capital Growth Series ..............      66,310,530          12,979,517          53,331,013
Capital Appreciation Series ........      27,598,981          56,231,469         (28,632,488)
Small Cap Series ...................      75,675,659         131,227,857         (55,552,198)
Mid-Cap Growth Series ..............      88,578,975         447,684,398        (359,105,423)
Strategic Equity Series ............      23,821,946          21,467,030           2,354,916
Special Situations Series ..........       1,840,612             959,306             881,306
Growth Series ......................      39,159,450         171,506,073        (132,346,623)
Developing World Series ............       3,857,744          13,067,948          (9,210,204)
Internet Tollkeeper(SM) Series .....         332,615           1,053,124            (720,509)

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                  THE GCG TRUST

                                DECEMBER 31, 2001

4. RESTRICTED AND ILLIQUID SECURITIES

Certain Series of the Trust may hold securities purchased in private placement transactions, without registration under the Securities Act of 1933 (the "Act") and securities which are deemed illiquid because of low trading volumes or other factors. These restricted and illiquid securities (which do not include securities eligible for resale pursuant to Rule 144A of the Act and 4(2) commercial paper that are determined to be liquid under procedures adopted by the Board of Trustees) are valued under methods approved by the Board of
Trustees as reflecting fair value which includes obtaining quotes from independent sources if available.

Total  restricted  and/or  illiquid  securities  at  December  31,  2001 were as follows:
                                                FAIR VALUE     % OF NET ASSETS
                                                ----------     ---------------
Liquid Asset Series ..........................  $10,000,324            0.89%
Limited Maturity Bond Series .................    1,297,715            0.28%
Core Bond Series .............................      794,641            0.65%
Fully Managed Series .........................    4,839,982            0.70%
Total Return Series ..........................    9,943,053            0.99%
Capital Growth Series ........................    1,358,983            0.29%
Mid-Cap Growth Series ........................    3,131,522            0.28%
Hard Assets Series ...........................       11,261            0.03%
Developing World Series ......................    3,565,431            4.77%

5. CAPITAL LOSS CARRYFORWARDS

For Federal income tax purposes, the Series' indicated below have capital loss carryforwards, which expire in the year indicated, as of December 31, 2001 which are available to offset future capital gains, if any:

                                        LOSSES            LOSSES           LOSSES            LOSSES           LOSSES
                                       DEFERRED          DEFERRED         DEFERRED          DEFERRED         DEFERRED
                                       EXPIRING          EXPIRING         EXPIRING          EXPIRING         EXPIRING
  SERIES                                IN 2005           IN 2006          IN 2007           IN 2008          IN 2009
                                      ----------        ----------        ---------        ----------       ----------
Asset Allocation Growth Series ......        --               --                --       $    11,212    $      624,905
Growth and Income Series ............        --               --                --               380         2,240,377
Investors Series ....................        --               --                --                --         1,093,173
Rising Dividends Series .............        --               --                --                --        64,231,765
Managed Global Series ...............        --               --                --                --        12,734,557
Large Cap Value Series ..............        --               --                --                --         1,483,131
Hard Assets Series ..................        --       $5,310,830       $   986,485         1,395,577         4,330,530
Diversified Mid-Cap Series ..........        --               --                --           143,532         1,895,632
Research Series .....................        --               --                --                --       164,297,908
Capital Growth Series ...............        --               --                --                --       155,640,955
Capital Appreciation Series .........        --               --                --         7,592,381        41,053,079
Small Cap Series ....................        --               --                --                --       110,543,626
Mid-Cap Growth Series ...............        --               --                --                --       135,297,611
Strategic Equity Series .............        --               --                --                --       112,083,285
Special Situations Series ...........        --               --                --                --         2,756,100
Growth Series .......................        --               --                --                --       412,672,966
Developing World Series .............$7,562,744               --         1,923,834                --        17,836,279
Internet TollkeeperSM Series ........        --               --                --                --           438,899

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                  THE GCG TRUST

                                DECEMBER 31, 2001

6. FEDERAL INCOME TAXES

For the year ended December 31, 2001, permanent differences in book and tax accounting have been reclassified at year end to paid-in-capital, undistributed net investment income/loss and accumulated realized gain/loss as follows:

                                                        INCREASE/(DECREASE)
                                                          UNDISTRIBUTED     INCREASE/(DECREASE)
                                      INREASE/(DECREASE)  NET INVESTMENT        ACCUMULATED
                                       PAID-IN-CAPITAL     INCOME/(LOSS)    REALIZED GAIN/(LOSS)
                                      ----------------- ------------------  --------------------
Core Bond Series .....................            40          (1,581,756)          1,581,716
Fully Managed Series .................         2,001             (25,343)             23,342
Total Return Series ..................            (1)            (18,491)             25,076
Asset Allocation Growth Series .......        (1,318)               (811)              2,129
Equity Income Series .................           (65)           (134,456)            134,521
All Cap Series .......................            --             (43,136)             43,136
Growth and Income Series .............            --                  94                 (94)
Real Estate Series ...................            --          (1,106,568)          1,106,568
Investors Series .....................          (143)             (1,548)              1,691
International Equity Series ..........            --              10,083             (10,083)
Managed Global Series ................      (131,448)             53,505              77,943
Large Cap Value Series ...............        (3,289)              3,289                  --
Hard Assets Series ...................            --            (230,773)            230,773
Diversified Mid-Cap Series ...........        (3,402)             (9,486)             12,888
Research Series ......................        20,524             (13,061)             (7,463)
Capital Growth Series ................    (2,624,128)          2,619,697               4,431
Capital Appreciation Series ..........            77                  --                 (77)
Small Cap Series .....................            --             (28,077)             28,077
Mid-Cap Growth Series ................    (8,000,223)          8,000,270                 (47)
Strategic Equity Series ..............    (1,627,398)          1,576,246              51,152
Special Situations Series ............          (413)                413                  --
Growth Series ........................    (5,761,011)          5,262,942             498,069
Developing World Series ..............      (160,331)           (137,258)            297,589
Internet Tollkeeper(SM) Series .......       (70,765)             70,765                  --

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                  THE GCG TRUST

                                DECEMBER 31, 2001

7. DISTRIBUTION INFORMATION

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principals generally accepted in the United States. The tax character of distributions paid during the fiscal years ended December 31, 2000 and December 31, 2001 were as follows:

                                               2000 TAXABLE DISTRIBUTIONS
                                           ----------------------------------
                                                              NET LONG TERM        TOTAL TAXABLE      RETURN OF         TOTAL
                                            ORDINARY INCOME   CAPITAL GAINS        DISTRIBUTIONS        CAPITAL     DISTRIBUTIONS
                                           -----------------  ----------------     -------------      ---------     -------------
Liquid Asset Series ...................... $  34,673,208              --          $  34,673,208            --       $ 34,673,208
Limited Maturity Bond Series .............    15,408,528              --             15,408,528            --         15,408,528
Core Bond Series .........................     1,486,139              --              1,486,139       $1,063,389       2,549,528
Fully Managed Series .....................    16,610,904      $  17,021,785          33,632,689            --         33,632,689
Total Return Series ......................    36,987,516         24,529,850          61,517,366            --         61,517,366
Asset Allocation Growth Series ...........         8,079              --                  8,079            --              8,079
Equity Income Series .....................    15,646,307          7,364,908          23,011,215            --         23,011,215
All Cap Series ...........................     2,503,906              --              2,503,906            --          2,503,906
Growth and Income Series .................        12,333              --                 12,333            --             12,333
Real Estate Series .......................     4,250,641              --              4,250,641            --          4,250,641
Value Equity Series ......................     2,071,336            234,832           2,306,168          526,103       2,832,271
Investors Series .........................       784,855              --                784,855            --            784,855
Rising Dividends Series ..................     4,956,172         24,454,924          29,411,096            --         29,411,096
Managed Global Series ....................    53,210,548         14,938,916          68,149,464            --         68,149,464
Large Cap Value Series ...................       981,606              --                981,606            --            981,606
Hard Assets Series .......................       171,123              --                171,123           53,213         224,336
Diversified Mid-Cap Series ...............        28,224              --                 28,224            --             28,224
Research Series ..........................    13,461,491        112,410,088         125,871,579            --        125,871,579
Capital Growth Series ....................     7,769,914         11,602,373          19,372,287            5,515      19,377,802
Capital Appreciation Series ..............     6,479,488         11,084,990          17,564,478            --         17,564,478
Small Cap Series .........................   154,844,654         29,834,972         184,679,626            --        184,679,626
Mid-Cap Growth Series ....................   510,495,887         44,091,824         554,587,711            --        554,587,711
Strategic Equity Series ..................         --            14,771,195          14,771,195            --         14,771,195
Special Situations Series ................         8,700              --                  8,700            --              8,700
Growth Series ............................    88,152,299         30,471,596         118,623,895           98,086     118,721,981
Developing World Series ..................       252,183            238,027             490,210            --            490,210
Market Manager Series ....................        97,030            497,099             594,129            --            594,129

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

THE GCG TRUST

                                DECEMBER 31, 2001

                                               2001 TAXABLE DISTRIBUTIONS
                                            --------------------------------
                                                              NET LONG TERM        TOTAL TAXABLE      RETURN OF         TOTAL
                                            ORDINARY INCOME   CAPITAL GAINS        DISTRIBUTIONS        CAPITAL     DISTRIBUTIONS
                                            ---------------   --------------      --------------      ---------     --------------
Liquid Asset Series ......................   $34,031,463              --            $34,031,463            --        $34,031,463
Limited Maturity Bond Series .............    17,637,987              --             17,637,987            --         17,637,987
Core Bond Series .........................       272,411      $     279,405             551,816            --            551,816
Fully Managed Series .....................    17,248,113         11,075,935          28,324,048            --         28,324,048
Total Return Series ......................    42,689,443         20,884,091          63,573,534            --         63,573,534
Asset Allocation Growth Series ...........       437,075              --                437,075            --            437,075
Equity Income Series .....................     6,804,123          7,741,063          14,545,186            --         14,545,186
All Cap Series ...........................     3,009,022            467,153           3,476,175            --          3,476,175
Growth and Income Series .................       513,018              --                513,018            --            513,018
Real Estate Series .......................     4,609,960          1,646,938           6,256,898            --          6,256,898
Value Equity Series ......................     1,661,104          2,459,282           4,120,386            --          4,120,386
Investors Series .........................       759,966                500             760,466            --            760,466
Rising Dividends Series ..................     2,445,209          9,162,932          11,608,141            --         11,608,141
Managed Global Series ....................       322,970              --                322,970            --            322,970
Large Cap Value Series ...................       439,876              --                439,876            --            439,876
Diversified Mid-Cap Series ...............       138,394              --                138,394        $   3,402         141,796
Research Series ..........................     1,115,178         22,520,890          23,636,068            --         23,636,068
Capital Appreciation Series ..............       329,494              --                329,494            --            329,494
Small Cap Series .........................       598,115              --                598,115            --            598,115
Mid-Cap Growth Series ....................     4,563,903          1,552,526           6,116,429            --          6,116,429
Strategic Equity Series ..................         --               402,853             402,853            --            402,853
Special Situations Series ................        64,944              --                 64,944            --             64,944
Developing World Series ..................       601,586            123,269             724,855          290,647       1,015,502

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                  THE GCG TRUST

                                DECEMBER 31, 2001

As of December 31, 2001, the components of accumulated earnings/(deficit) on a tax basis were as follows:

                              UNDISTRIBUTED  UNDISTRIBUTED   CAPITAL      POST OCTOBER POST OCTOBER   UNREALIZED
                                ORDINARY      LONG TERM       LOSS           CAPITAL     CURRENCY    APPRECIATION/
                                 INCOME     CAPITAL GAINS CARRYFORWARDS      LOSSES*      LOSSES*  (DEPRECIATION)**
                              ------------- ------------- -------------   ------------ ------------ ---------------
Liquid Asset Series .........      9,098        --              --             --           --                --
Limited Maturity Bond Series     112,784      120,073           --             --           --         6,168,079
Core Bond Series ............    328,838        --              --           (81,978)     (36,408)      (864,646)
Fully Managed Series ........    810,907        2,166           --          (187,846)       --        56,586,526
Total Return Series .........  1,097,183      491,992           --             --           --         9,506,109
Asset Allocation Growth Series     --           --           (636,117)      (502,857)       --          (119,351)
Equity Income Series ........    355,348      409,865           --             --           --        (3,334,317)
All Cap Series ..............      2,444        1,535           --        (2,170,378)       --        (1,554,845)
Growth and Income Series ....     13,425        --         (2,240,757)    (2,277,106)       --           227,632
Real Estate Series ..........  1,418,407    1,960,183           --             --           --         4,527,460
Value Equity Series .........     42,563        --              --        (1,423,070)       --          (888,404)
Investors Series ............     18,228        --         (1,093,173)         --           --        (2,349,203)
International Equity Series .    413,550        --              --             --           --         1,861,161
Rising Dividends Series .....    243,401        --        (64,231,765)      (579,699)       --        68,649,485
Managed Global Series .......      --           --        (12,734,557)    (4,110,114)     (29,626)   (28,582,392)
Large Cap Value Series ......      --           --         (1,483,131)      (240,680)       --          (476,372)
Hard Assets Series ..........    367,660        --        (12,023,422)       (60,955)      (6,932)    (1,535,262)
Diversified Mid-Cap Series ..      --           --         (2,039,164)         --           --         1,786,943
Research Series .............    277,395        --       (164,297,908)   (23,321,410)       --       (27,326,059)
Capital Growth Series .......      --           --       (155,640,955)    (3,654,810)       --        53,331,013
Capital Appreciation Series .     95,100        --        (48,645,460)    (3,958,461)       --       (28,632,486)
Small Cap Series ............    370,771        --       (110,543,626)   (12,259,914)       --       (55,552,197)
Mid-Cap Growth Series .......      --           --       (135,297,611)   (93,699,942)       --      (359,105,424)
Strategic Equity Series .....      --           --       (112,083,285)    (1,794,886)       --         2,354,916
Special Situations Series ...      --           --         (2,756,100)         --           --           880,772
Growth Series ...............      --           --       (412,672,966)   (62,130,952)       --      (132,347,071)
Developing World Series .....      --           --       (27,322,857)          --           --        (9,284,178)
Internet Tollkeeper Series ..      --           --           (438,899)       (84,495)       --          (720,508)

                                        TOTAL
                                     ACCUMULATED
                                 EARNINGS/(DEFICIT)
                                 ------------------
Liquid Asset Series .........            9,098
Limited Maturity Bond Series         6,400,936
Core Bond Series ............         (654,194)
Fully Managed Series ........       57,211,753
Total Return Series .........       11,095,284
Asset Allocation Growth Series      (1,258,325)
Equity Income Series ........       (2,569,104)
All Cap Series ..............       (3,721,244)
Growth and Income Series ....       (4,276,806)
Real Estate Series ..........        7,906,050
Value Equity Series .........       (2,268,911)
Investors Series ............       (3,424,148)
International Equity Series .        2,274,711
Rising Dividends Series .....        4,081,422
Managed Global Series .......      (45,456,689)
Large Cap Value Series ......       (2,200,183)
Hard Assets Series ..........      (13,258,911)
Diversified Mid-Cap Series ..         (252,221)
Research Series .............     (214,667,982)
Capital Growth Series .......     (105,964,752)
Capital Appreciation Series .      (81,141,307)
Small Cap Series ............     (177,984,966)
Mid-Cap Growth Series .......     (588,102,977)
Strategic Equity Series .....     (111,523,255)
Special Situations Series ...       (1,875,328)
Growth Series ...............     (607,150,989)
Developing World Series .....      (36,607,035)
Internet Tollkeeper Series ..       (1,243,902)

* Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Series' next taxable year.
** The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses in investments in passive foreign investment companies and return of capital adjustments from real estate investment trusts.

8. SUBSEQUENT EVENT

Effective January 30, 2002, Van Kampen became the Portfolio Advisor of the Van Kampen Growth and Income Series (previously known as Rising Dividends Series).

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REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

                REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
THE GCG TRUST


We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of The GCG Trust (Liquid Asset Series, Limited Maturity Bond Series, Core Bond Series, Fully Managed Series, Total Return Series, Asset Allocation Growth Series, Equity Income Series, All Cap Series, Growth and Income Series, Real Estate Series, Value Equity Series, Investors Series, International Equity Series, Rising Dividends Series, Managed Global Series, Large Cap Value Series, Hard Assets Series, Diversified Mid-Cap Series, Research Series, Capital Growth Series, Capital Appreciation Series, Small Cap Series, Mid-Cap Growth Series, Strategic Equity Series, Special Situations Series, Growth Series, Developing World Series and Internet TollkeeperSM Series) (the "Trust") as of December 31, 2001, and the related statements of operations, the statements of changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above listed series of The GCG Trust at December 31, 2001, the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.



                                                               ERNST & YOUNG LLP
                                                                    /S/SIGNATURE


February 6, 2002
Philadelphia, Pennsylvania

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION -- (UNAUDITED)
--------------------------------------------------------------------------------


                                  THE GCG TRUST

                                DECEMBER 31, 2001

TRUSTEES AND OFFICERS

Information pertaining to the Trustees and officers of the Trust is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and can be obtained by calling 800-366-0066.

              INTERESTED TRUSTEES AND PRINCIPAL EXECUTIVE OFFICERS


NAME, ADDRESS AND AGE
---------------------
Robert C. Salipante*
ING U.S. Financial Services
20 Washington Avenue South
Minneapolis, MN  55401
(Age 45)

POSITION(S) HELD WITH TRUST
---------------------------
Chairman, President and Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED
----------------------------------------
(2001-present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-------------------------------------------
General Manager and President, ING U.S. Financial Services (2001-present). Mr. Salipante was formerly General Manager and Chief Executive Officer, ING U.S. Retail Financial Services (2000-2001); President and Chief Operating Officer, ReliaStar Financial Corp. (1999-2000); Senior Vice President - Personal Financial Services, ReliaStar Financial Corp. (1996-1999); Senior Vice President
- Individual Division and Technology, ReliaStar Financial Corp. (1996); and Senior Vice President - Strategic Marketing and Technology, ReliaStar Financial Corp. (1994-1996).

NUMBER OF PORTFOLIOS IN FUND COMPLEX
------------------------------------
29

OTHER DIRECTORSHIPS HELD BY TRUSTEE
-----------------------------------
Mr. Salipante is a member of the Boards of ReliaStar Life Insurance Company (1995-present); ReliaStar Life Insurance Co. of New York (1995-present); Northern Life Insurance Company (1993-present); Golden American Life Insurance Company (2001-present); ReliaStar Foundation (1996-present); Deluxe Corp. (1996-present); Security Connecticut Life Insurance Company (1997-present).College of St. Benedict (2001-present); LIMRA, International (1999-present); MDI, Inc. (1996-present); and formerly, Director of Washington Square Securities, Inc. (1996-2000); ReliaStar Financial Corp. (2000-2001); and ReliaStar United Services Life Insurance Company (1995-1998).

NAME, ADDRESS AND AGE
---------------------
John R. Barmeyer*
ING North America Insurance Corporation
5780 Powers Ferry Road
Atlanta, GA 30327-4390
(Age 55)

POSITION(S) HELD WITH TRUST
---------------------------
Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED
----------------------------------------
(2000-present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-------------------------------------------
Head of Corporate Compliance, ING North America Insurance Corporation (2001-present); General Counsel ING North America Insurance Corporation (2000-2001); and General Counsel, Life Insurance Company of Georgia (1990-1999)

NUMBER OF PORTFOLIOS IN FUND COMPLEX
------------------------------------
29

OTHER DIRECTORSHIPS HELD BY TRUSTEE
-----------------------------------
Director, First ING Life Insurance Company of NY (1997-present); Life Insurance Company of Georgia (1997-1998); Southland Life Insurance Company (2001-present); United Life & Annuity Insurance Company (2001-present)

NAME, ADDRESS AND AGE
---------------------
Myles R. Tashman
1475 Dunwoody Drive
West Chester, PA 19380
(Age 59)

POSITION(S) HELD WITH TRUST
---------------------------
Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED
---------------------------------------
(1995-present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-------------------------------------------
Executive Vice President, General Counsel & Secretary, Golden American Life Insurance Company (1994-present)

NUMBER OF PORTFOLIOS IN FUND COMPLEX
------------------------------------
N/A

OTHER DIRECTORSHIPS HELD BY TRUSTEE
-----------------------------------
N/A


(Messrs. Salipante and Barmeyer are deemed to be "interested persons" of the Trust pursuant to the 1940 Act because of their affiliations with ING Groep, N.V., the parent corporation of DSI.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION -- (UNAUDITED)
--------------------------------------------------------------------------------


                                  THE GCG TRUST

                                DECEMBER 31, 2001



NAME, ADDRESS AND AGE
---------------------
Mary Bea Wilkinson
1475 Dunwoody Drive
West Chester, PA 19380
(Age 44)

POSITION(S) HELD WITH TRUST
---------------------------
Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED
----------------------------------------
(1998-present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-------------------------------------------
Senior Vice President, ING Outside Funds Group (2000-present); Senior Vice President and Chief Financial Officer, First Golden American Life Insurance Company of New York (1997-present); President, Directed Services, Inc. (1993-1997)

NUMBER OF PORTFOLIOS IN FUND COMPLEX
------------------------------------
N/A

OTHER DIRECTORSHIPS HELD BY TRUSTEE
-----------------------------------
N/A

NAME, ADDRESS AND AGE
---------------------
Christopher W. Smythe
1475 Dunwoody Drive
West Chester, PA 19380
(Age 41)

POSITION(S) HELD WITH TRUST
---------------------------
Assistant Treasurer and Principal Accounting Officer

TERM OF OFFICE AND LENGTH OF TIME SERVED
----------------------------------------
(1996-present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-------------------------------------------
Vice President, Directed Services, Inc. (1996-present)

NUMBER OF PORTFOLIOS IN FUND COMPLEX
------------------------------------
N/A

OTHER DIRECTORSHIPS HELD BY TRUSTEE
-----------------------------------
N/A

NAME, ADDRESS AND AGE
---------------------
J. Michael Earley
665 Locust Street
Des Moines, IA 50309
(Age 56)

POSITION(S) HELD WITH TRUST
---------------------------
Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED
----------------------------------------
(1997-present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-------------------------------------------
President and Chief Executive Officer of Bankers Trust Company, N.A. (1992 to present).

NUMBER OF PORTFOLIOS IN FUND COMPLEX
------------------------------------
29

OTHER DIRECTORSHIPS HELD BY TRUSTEE
-----------------------------------
N/A

NAME, ADDRESS AND AGE
---------------------
R. Barbara Gitenstein
Office of the President
The College of New Jersey
200 Pennington Road
Ewing, NJ 08628-0718
(Age 53)

POSITION(S) HELD WITH TRUST
---------------------------
Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED
----------------------------------------
(1997-present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-------------------------------------------
President of The College of New Jersey (1999 to present); Executive Vice President and Provost of Drake University (1992 to 1998).

NUMBER OF PORTFOLIOS IN FUND COMPLEX
------------------------------------
29

OTHER DIRECTORSHIPS HELD BY TRUSTEE
-----------------------------------
N/A

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION -- (UNAUDITED)
--------------------------------------------------------------------------------

                                  THE GCG TRUST

                                DECEMBER 31, 2001


                              INDEPENDENT TRUSTEES


NAME, ADDRESS AND AGE
---------------------
Robert A. Grayson
30728 Paseo Elegancia
San Juan Capistrano, CA  92675
(Age 74)

POSITION(S) HELD WITH TRUST
---------------------------
Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED
----------------------------------------
(1991-present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-------------------------------------------
Co-founder, Grayson Associates, Inc., marketing consultants, since 1970; Adjunct Professor of Marketing, New York University School of Business Administration.

NUMBER OF PORTFOLIOS IN FUND COMPLEX
------------------------------------
29

OTHER DIRECTORSHIPS HELD BY TRUSTEE
-----------------------------------
N/A

NAME, ADDRESS AND AGE
---------------------
Elizabeth J. Newell
1550 N. State Parkway
Chicago, IL  60611
(Age 54)

POSITION(S) HELD WITH TRUST
---------------------------
Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED
----------------------------------------
(1997-present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-------------------------------------------
Vice Chairman, The Integer Group (2001-present); President and CEO of Kragie/Newell, Inc., a marketing group (1990-2000)

NUMBER OF PORTFOLIOS IN FUND COMPLEX
------------------------------------
29

OTHER DIRECTORSHIPS HELD BY TRUSTEE
-----------------------------------
Bankers Trust Co. (1996-2001)

NAME, ADDRESS AND AGE
---------------------
Stanley B. Seidler
P.O. Box 1297
3301 McKinley Avenue
Des Moines, IA 50321
(Age 75)

POSITION(S) HELD WITH TRUST
---------------------------
Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED
----------------------------------------
(1997-present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
----------------------------------------
President, Iowa Periodicals, Inc. since 1990 and President, Excell Marketing L.C. since 1994.

NUMBER OF PORTFOLIOS IN FUND COMPLEX
------------------------------------
29

OTHER DIRECTORSHIPS HELD BY TRUSTEE
-----------------------------------
N/A

NAME, ADDRESS AND AGE
---------------------
Roger B. Vincent
Springwell Corporation
230 Park Avenue, 28th Floor
New York, NY 10169
(Age 56)

POSITION(S) HELD WITH TRUST
---------------------------
Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED
----------------------------------------
(1994-present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-------------------------------------------
President of Springwell Corporation, a corporate advisory firm (1989-present).

NUMBER OF PORTFOLIOS IN FUND COMPLEX
------------------------------------
29

OTHER DIRECTORSHIPS HELD BY TRUSTEE
-----------------------------------
AmeriGas Propane, Inc. (1998-present). Mr. Vincent was formerly a Director of Petrolane, Inc. (1993-1995); and Tatham Offshore, Inc. (1996-2000).

                                  THE GCG TRUST

                               -------------------

                         TRUSTEES AND EXECUTIVE OFFICERS

               Robert C. Salipante, CHAIR, TRUSTEE AND PRESIDENT*
                           John R. Barmeyer, TRUSTEE*
                           J. Michael Earley, TRUSTEE
                         R. Barbara Gitenstein, TRUSTEE
                           Robert A. Grayson, TRUSTEE
                          Elizabeth J. Newell, TRUSTEE
                           Stanley B. Seidler, TRUSTEE
                            Roger B. Vincent, TRUSTEE
                          Mary Bea Wilkinson, TREASURER
                           Myles R. Tashman, SECRETARY
                               *INTERESTED TRUSTEE

                               -------------------

                 Sutherland Asbill & Brennan LLP, LEGAL COUNSEL
                Directed Services, Inc., MANAGER AND DISTRIBUTOR
                     Ernst & Young LLP, INDEPENDENT AUDITORS